UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

March 31, 2017

MFS® MUNICIPAL SERIES TRUST

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

MSTA-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite the United Kingdom’s decision to leave the European Union and policy uncertainty accompanying the new presidential administration in the United States, most markets have proved resilient. U.S. share prices have reached new highs and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve could hike rates more aggressively. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies to reinvigorate slow-growing economies.

Globally, economic growth has shown signs of recovery of late, led by China, the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already-slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcome, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.9%
Water & Sewer Utility Revenue	12.3%
State & Local Agencies	11.9%
Universities – Colleges	11.7%
General Obligations – Schools	10.6%

Composition including fixed income credit quality (a)(i)
AAA	3.8%
AA	34.5%
A	41.7%
BBB	6.4%
BB	1.1%
B	0.2%
CCC	0.7%
CC	1.2%
D	0.9%
Not Rated	9.0%
Cash & Cash Equivalents	0.5%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	14.0 yrs.

Jurisdiction (i)
Alabama	78.5%
Puerto Rico	4.4%
New York	3.3%
Guam	2.8%
California	2.3%
Pennsylvania	1.4%
Massachusetts	1.0%
Illinois	0.8%
Florida	0.8%
New Hampshire	0.7%
Colorado	0.6%
Texas	0.6%
New Jersey	0.6%
Tennessee	0.5%
Virginia	0.5%
Oklahoma	0.3%
Indiana	0.3%
Michigan	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	22.1%
Water & Sewer Utility Revenue	15.9%
Healthcare Revenue – Hospitals	13.5%
Sales & Excise Tax Revenue	11.0%
Utilities – Municipal Owned	7.4%

Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	45.8%
A	36.3%
BBB	6.1%
BB	0.3%
B	0.4%
CCC	0.9%
CC	1.6%
D	0.9%
Not Rated	1.8%
Cash & Cash Equivalents	1.2%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	12.7 yrs.

Jurisdiction (i)
Arkansas	71.6%
Puerto Rico	5.4%
Guam	5.1%
New York	4.4%
California	2.2%
Georgia	1.3%
Pennsylvania	1.1%
Kentucky	1.0%
New Jersey	1.0%
Virginia	0.8%
Indiana	0.8%
Massachusetts	0.8%
Texas	0.7%
New Hampshire	0.6%
Illinois	0.5%
Colorado	0.5%
Michigan	0.4%
Tennessee	0.3%
Florida	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	15.3%
General Obligations – Schools	14.1%
Universities – Colleges	9.9%
Tax Assessment	9.0%
State & Local Agencies	6.6%

Composition including fixed income credit quality (a)(i)
AAA	3.1%
AA	32.8%
A	33.4%
BBB	17.3%
BB	3.5%
B	2.0%
CCC	0.4%
CC	0.7%
D	1.2%
Not Rated	5.8%
Cash & Cash Equivalents	(0.2)%

Portfolio facts (i)
Average Duration (d)	7.2
Average Effective Maturity (m)	15.6 yrs.

Jurisdiction (i)
California	91.3%
Puerto Rico	4.6%
Guam	1.4%
Illinois	0.9%
Ohio	0.7%
New Jersey	0.7%
Pennsylvania	0.6%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

4

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.9%
Universities – Colleges	18.2%
Water & Sewer Utility Revenue	13.2%
General Obligations – General Purpose	8.5%
General Obligations – Schools	6.2%

Composition including fixed income credit quality (a)(i)
AAA	7.8%
AA	34.8%
A	37.1%
BBB	9.8%
BB	0.7%
B	0.8%
CCC	0.7%
CC	1.3%
D	0.7%
Not Rated	3.8%
Cash & Cash Equivalents	2.5%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	13.5 yrs.

Jurisdiction (i)
Georgia	74.7%
Puerto Rico	4.7%
California	2.8%
Guam	2.8%
New York	1.8%
New Jersey	1.4%
Pennsylvania	1.3%
Florida	1.2%
Illinois	0.9%
Tennessee	0.7%
Texas	0.6%
Wisconsin	0.6%
North Carolina	0.6%
Kentucky	0.5%
New Hampshire	0.5%
Virginia	0.5%
U.S. Virgin Islands	0.4%
Colorado	0.4%
Oklahoma	0.3%
Michigan	0.3%
Indiana	0.3%
Louisiana	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

5

Portfolio Composition – continued

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	22.5%
General Obligations – General Purpose	16.1%
Water & Sewer Utility Revenue	9.0%
Universities – Colleges	8.3%
State & Agency – Other	6.4%

Composition including fixed income credit quality (a)(i)
AAA	17.9%
AA	26.0%
A	27.4%
BBB	17.5%
BB	0.3%
B	1.2%
CC	1.7%
D	0.9%
Not Rated	6.5%
Cash & Cash Equivalents	0.6%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	13.8 yrs.

Jurisdiction (i)
Maryland	75.9%
Puerto Rico	4.9%
Guam	2.2%
New York	2.0%
California	1.6%
New Jersey	1.6%
District of Columbia	1.6%
Tennessee	1.4%
Kentucky	1.2%
Pennsylvania	1.0%
Indiana	1.0%
Florida	0.7%
Illinois	0.7%
New Hampshire	0.6%
Texas	0.6%
Colorado	0.6%
Georgia	0.5%
U.S. Virgin Islands	0.5%
Washington	0.5%
Michigan	0.1%
Virginia	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

6

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.2%
Healthcare Revenue – Hospitals	17.4%
General Obligations – General Purpose	8.1%
Miscellaneous Revenue – Other	7.8%
State & Local Agencies	6.1%

Composition including fixed income credit quality (a)(i)
AAA	6.4%
AA	35.7%
A	27.2%
BBB	19.2%
BB	2.3%
B	0.9%
CCC	1.0%
CC	1.5%
D	0.7%
Not Rated	5.1%
Cash & Cash Equivalents (o)	0.0%

Portfolio facts (i)
Average Duration (d)	6.0
Average Effective Maturity (m)	13.7 yrs.

Jurisdiction (i)
Massachusetts	81.7%
Puerto Rico	5.2%
Guam	2.0%
Illinois	1.6%
California	1.3%
Pennsylvania	1.3%
New York	1.2%
New Jersey	1.2%
Florida	1.0%
Tennessee	0.9%
Kentucky	0.6%
Texas	0.5%
Colorado	0.5%
New Hampshire	0.3%
Washington	0.3%
Louisiana	0.3%
Wisconsin	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

7

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2017, Class A shares, at net asset value, for each of the municipal bond funds of Alabama, Arkansas, Georgia and Massachusetts underperformed the Bloomberg Barclays Municipal Bond Index (formerly “Barclays Municipal Bond Index”) while the municipal bond funds of California and Maryland outperformed the Bloomberg Barclays Municipal Bond Index over the same period. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve (“Fed”) increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

US Treasury yields rose during the reporting period, with most of the increase in yields occurring during the latter half of the reporting period. According to data from the Fed, 10-year US Treasury yields started the reporting period at 1.79%, fell to as low as 1.38% in the wake of the Brexit vote in June 2016, and finished the reporting period at 2.42%. A significant portion of the increase in yields occurred in the wake of the results of the US presidential election, as President-elect Donald Trump and Republicans, who remained in control of both houses of Congress, discussed the prospects for greater-than-expected fiscal stimulus. The prospects for fiscal stimulus raised the possibility of stronger growth and higher inflation in the near-to-medium-term, which pushed Treasury yields higher.

The municipal bond market also saw an increase in yields post-election, with the market underperforming Treasuries for a while, as flows into the asset class reversed, before recovering due to increased demand for higher-quality municipal securities from non-traditional municipal investors, also called crossover buyers.

Amid the volatile yield environment, total returns for the broader US investment grade municipal bond market were essentially flat, as measured by the Bloomberg Barclays Municipal Bond Index, however mid-quality investment grade and below-investment grade municipal bonds performed a bit better than the highest-quality portion of the market. Yet, municipal bonds broadly lagged taxable bonds amid a strong recovery in credit spreads in areas such as investment grade and high yield corporate debt during the first-half of the reporting period, and resilient spreads in the second-half of the period.

Municipal market performance was also impacted by higher-than-average increased issuance, especially during the third quarter of the reporting period, coupled with reduced demand for municipal debt during the same time frame. Against this backdrop, fundamentals generally remained stable for the majority of municipal issuers, and as a result, tax-equivalent yields appeared attractive relative to overall credit quality. However, markets remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform.

Factors Affecting Performance

Within the municipal bond funds of Alabama and Arkansas, weak security selection, notably within “AA” and “BBB” rated (r) securities, hindered performance relative to the Bloomberg Barclays Municipal Bond Index.

8

Management Review – continued

A longer duration (d) stance relative to the benchmark in all funds, with the exception of the California fund, also negatively impacted relative performance as interest rates rose during the reporting period. Strong security selection within “A” rated securities in all funds with the exception of the Arkansas fund, and strong security selection within “AA” rated securities in both the Maryland and Georgia funds, benefited relative performance. Security selection within the health care sector, in the Maryland, Georgia and Alabama funds, also supported relative results. Lastly, holding strong-performing “C” rated securities aided performance across all funds.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

9

PERFORMANCE SUMMARY THROUGH 3/31/17

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Bloomberg Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/01/90	(0.07)%	2.91%	3.84%	N/A
B	9/07/93	(0.81)%	2.15%	3.07%	N/A
I	4/01/16	0.21%	N/A	N/A	0.21%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.31)%	2.02%	3.39%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.67)%	1.79%	3.07%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/03/92	(0.25)%	2.37%	3.58%	N/A
B	9/07/93	(1.10)%	1.57%	2.77%	N/A
I	4/01/16	(0.28)%	N/A	N/A	(0.28)%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.49)%	1.48%	3.13%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.96)%	1.20%	2.77%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/18/85	0.33%	4.19%	4.37%	N/A
B	9/07/93	(0.43)%	3.39%	3.58%	N/A
C	1/03/94	(0.55)%	3.24%	3.43%	N/A
I	4/01/16	0.20%	N/A	N/A	0.20%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(3.93)%	3.28%	3.92%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.31)%	3.04%	3.58%	N/A
C With CDSC (1% for 12 months) (v)		(1.52)%	3.24%	3.43%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/06/88	(0.06)%	2.75%	3.84%	N/A
B	9/07/93	(0.79)%	1.97%	3.05%	N/A
I	4/01/16	0.19%	N/A	N/A	0.19%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.30)%	1.86%	3.39%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.67)%	1.61%	3.05%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

13

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	0.43%	2.48%	3.51%	N/A
B	9/07/93	(0.23)%	1.74%	2.77%	N/A
I	4/01/16	0.78%	N/A	N/A	0.78%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(3.84)%	1.60%	3.06%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.11)%	1.38%	2.77%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

14

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	4/09/85	(0.04)%	2.81%	3.94%	N/A
B	9/07/93	(0.80)%	2.02%	3.17%	N/A
I	4/01/16	0.30%	N/A	N/A	0.30%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.29)%	1.92%	3.49%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.66)%	1.66%	3.17%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays Municipal Bond Index (formerly Barclays Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

15

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2016 through March 31, 2017

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2016 through March 31, 2017.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.87%	$1,000.00	$980.70	$4.30
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$977.07	$7.99
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.63%	$1,000.00	$982.05	$3.11
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Alabama Municipal Bond Fund, expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.03% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

16

Expense Tables – continued

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.78%	$1,000.00	$979.31	$3.85
	Hypothetical (h)	0.78%	$1,000.00	$1,021.04	$3.93
B	Actual	1.54%	$1,000.00	$974.66	$7.58
	Hypothetical (h)	1.54%	$1,000.00	$1,017.25	$7.75
I	Actual	0.69%	$1,000.00	$978.51	$3.40
	Hypothetical (h)	0.69%	$1,000.00	$1,021.49	$3.48

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.74%	$1,000.00	$975.27	$3.64
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.51%	$1,000.00	$969.96	$7.42
	Hypothetical (h)	1.51%	$1,000.00	$1,017.40	$7.59
C	Actual	1.64%	$1,000.00	$969.48	$8.05
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
I	Actual	0.64%	$1,000.00	$974.06	$3.15
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.87%	$1,000.00	$978.42	$4.29
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$974.92	$7.98
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.63%	$1,000.00	$980.73	$3.11
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Arkansas Municipal Bond Fund, the MFS California Municipal Bond Fund, and the MFS Georgia Municipal Bond Fund, expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.01%, 0.01%, and 0.03%, respectively (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

17

Expense Tables – continued

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.80%	$1,000.00	$981.53	$3.95
	Hypothetical (h)	0.80%	$1,000.00	$1,020.94	$4.03
B	Actual	1.56%	$1,000.00	$977.88	$7.69
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
I	Actual	0.57%	$1,000.00	$982.67	$2.82
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.87%	$1,000.00	$979.35	$4.29
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.64%	$1,000.00	$975.68	$8.08
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25
I	Actual	0.65%	$1,000.00	$980.77	$3.21
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Massachusetts Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS Maryland Municipal Bond Fund and the MFS Massachusetts Municipal Bond Fund, expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% and 0.01%, respectively (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

18

PORTFOLIO OF INVESTMENTS

3/31/17

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.8%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 7/01/2030	$1,000,000	$1,100,090
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	100,000	112,996
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	70,000	77,108
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	45,000	49,134
New York, NY, Transportation Development Corporation Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	345,000	344,983
		$1,684,311
General Obligations - General Purpose - 9.9%
Auburn, AL, “H”, 5.625%, 12/01/2033 (Prerefunded 12/01/2018)	$1,000,000	$1,075,920
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	145,000	155,998
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	100,000	104,283
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	20,000	20,855
Cullman, AL, General Obligation Warrants, 5%, 7/01/2029	1,045,000	1,200,830
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	260,000	296,754
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	60,000	68,851
Jasper, AL, General Obligation Warrants, 5%, 3/01/2032	500,000	559,380
Madison, AL, General Obligation School Warrants, 5.15%, 2/01/2039 (Prerefunded 2/01/2019)	795,000	853,536
Madison, AL, General Obligation School Warrants, 5.15%, 2/01/2039	205,000	217,894
Montgomery County, AL, Unrefunded Balance, General Obligation Warrants, SYNCORA, 5%, 3/01/2028	95,000	95,314
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	165,000	166,061
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	140,000	141,690
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	115,000	115,810
State of California, 6%, 11/01/2039	550,000	616,297
State of California, Various Purpose General Obligation (Group Bid B), 5%, 8/01/2033	245,000	282,252
		$5,971,725

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 10.5%
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2029	$200,000	$234,566
Huntsville, AL, School Warrants, “C”, 5%, 11/01/2030	1,000,000	1,168,270
Lee County, AL, School Warrants, ASSD GTY, 4.75%, 2/01/2029 (Prerefunded 2/01/2018)	880,000	908,090
Madison County, AL, Board of Education Capital Outlay Tax Anticipation Warrants, ASSD GTY, 5.125%, 9/01/2034 (Prerefunded 9/01/2018)	1,000,000	1,058,110
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	570,000	247,585
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2/01/2031	500,000	551,225
Sumter County, AL, School Warrants, 5.2%, 2/01/2039	1,000,000	1,014,760
Tuscaloosa, AL, Board of Education School, Tax Warrants, 5%, 8/01/2036	1,000,000	1,131,270
		$6,313,876
Healthcare Revenue - Hospitals - 17.6%
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 11/01/2025	$1,365,000	$1,369,791
Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), “C”, 5%, 11/15/2046	500,000	566,045
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), 5%, 6/01/2031	750,000	842,873
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 6/01/2039 (Prerefunded 6/01/2019)	750,000	827,288
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/2036	300,000	312,435
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	500,000	552,105
East Alabama Health Care Authority, Health Care Facilities Rev., 5.25%, 9/01/2036 (Put Date 9/01/2018)	1,000,000	1,052,880
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	435,000	475,372
Houston County, AL, Health Care Authority (Southeast Alabama Medical Center), “A”, 5%, 10/01/2030	500,000	537,675
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 6/01/2030 (Prerefunded 6/01/2020)	1,000,000	1,113,800
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	255,000	289,277

19

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2/01/2030 (Prerefunded 2/03/2020)	$500,000	$555,565
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	370,000	413,464
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	50,000	53,699
UAB Medicine Financing Authority Rev., “B”, 5%, 9/01/2035	1,000,000	1,121,130
University of Alabama at Birmingham, AL, Hospital Rev., “A”, FRN, 5.25%, 9/01/2025 (Prerefunded 9/01/2018)	500,000	529,785
		$10,613,184
Healthcare Revenue - Long Term Care - 1.7%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.75%, 6/01/2045	$250,000	$254,253
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/2039	750,000	796,357
		$1,050,610
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$290,000	$348,093

Industrial Revenue - Paper - 1.0%
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/2033	$250,000	$276,210
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/2035	300,000	333,327
		$609,537
Miscellaneous Revenue - Other - 1.7%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$65,000	$68,339
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	95,000	99,880
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	260,000	271,744
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	495,000	557,499
		$997,462
Port Revenue - 2.8%
Alabama Port Authority Docks Facilities Rev., 6%, 10/01/2040	$500,000	$578,010

Issuer	Shares/Par	Value ($)
Port Revenue - continued
Alabama Port Authority Docks Facilities Rev., “A”, AGM, 5%, 10/01/2035	$1,000,000	$1,104,010
		$1,682,020
Sales & Excise Tax Revenue - 1.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$325,000	$358,953
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	515,000	628,331
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	20,000	20,530
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	185,000	21,275
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	115,000	26,231
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	30,000	5,703
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	645,000	115,578
		$1,176,601
Secondary Schools - 0.4%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ’’A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$190,000	$217,465

Single Family Housing - State - 0.5%
Alabama Housing Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.375%, 10/01/2033	$270,000	$276,634

State & Local Agencies - 11.8%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 9/01/2029	$1,000,000	$1,080,010
Alabama Public Health Care Authority Lease Rev. (Department Of Public Health Facilities), 5%, 9/01/2030	280,000	316,176
Alabama Public School & College Authority Rev., “A”, 5%, 5/01/2029 (Prerefunded 5/01/2019)	1,000,000	1,078,880
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/2025	800,000	936,800
Alabama Public School & College Authority Rev., “B”, 5%, 1/01/2027	500,000	589,295
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 3/01/2032	500,000	539,755
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 7/01/2030	385,000	414,476
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 6/01/2030	35,000	39,505
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	145,000	161,821

20

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Montgomery County, AL, Public Building Authority Rev., Refunding Warrants (Facilities Project), 5%, 3/01/2027	$1,050,000	$1,218,556
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	5,000	5,635
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	15,000	16,741
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	15,000	16,630
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	255,000	290,575
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project)., “A”, AGM, 5%, 6/01/2033	350,000	383,401
		$7,088,256
Tax - Other - 1.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$95,000	$105,117
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	30,000	33,391
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	90,000	97,302
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	55,000	59,096
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	55,000	59,006
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	30,000	32,160
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	85,000	90,630
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	70,000	70,135
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	90,000	94,120
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	215,000	225,382
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	190,000	199,397
		$1,065,736
Tobacco - 0.2%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	$140,000	$136,144

Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$90,000	$100,974
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	180,000	192,863
		$293,837

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 2.7%
Alabama Federal Aid Highway Finance Authority Special Obligation, “A”, 5%, 9/01/2035	$500,000	$574,855
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	135,000	143,620
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	125,000	126,214
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	255,000	261,915
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	45,000	48,010
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	325,000	342,163
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	30,000	31,413
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	105,000	112,452
		$1,640,642
Universities - Colleges - 11.5%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 6/01/2034	$1,300,000	$1,386,931
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 9/01/2039	1,000,000	1,070,620
Auburn University, General Fee Rev., “A”, 4%, 6/01/2036	1,000,000	1,046,070
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 12/01/2038 (Prerefunded 12/01/2018)	110,000	117,406
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 12/01/2038	890,000	949,924
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	275,000	226,234
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	295,000	243,555
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	5,000	5,002
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	65,000	65,551
Troy University, Facilities Rev., “A”, BAM, 5%, 11/01/2028	500,000	571,740
University of Alabama at Birmingham, AL, General Rev., “B”, 5%, 10/01/2027	500,000	594,760
University of South Alabama, University Rev., AGM, 4%, 11/01/2035	500,000	514,850
University of South Alabama, University Rev., BHAC, 5%, 8/01/2038 (Prerefunded 8/01/2018)	150,000	157,942
		$6,950,585

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 0.3%
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc. - Cross Village Student Housing Project), 5%, 8/01/2052	$90,000	$94,975
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc. - Cross Village Student Housing Project), 5.25%, 8/01/2057	100,000	106,734
		$201,709
Utilities - Municipal Owned - 3.1%
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 8/01/2037	$1,000,000	$1,091,680
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	230,000	240,934
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	265,000	300,521
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	130,000	143,036
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	10,000	9,843
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	50,000	48,906
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	5,000	5,001
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	30,000	30,062
		$1,869,983
Utilities - Other - 2.8%
Black Belt Energy Gas District, AL, Gas Supply Rev., 4%, 7/01/2046 (Put Date 6/01/2021)	$750,000	$812,167
Lower, AL, Gas District Project Rev., “A”, 5%, 9/01/2046	500,000	586,960
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	295,000	319,323
		$1,718,450
Water & Sewer Utility Revenue - 12.2%
Auburn, AL, Waterworks Board Water Rev., 5%, 9/01/2036	$1,000,000	$1,146,960
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 5%, 6/01/2039	1,000,000	1,005,770
Birmingham, AL, Waterworks Board Subordinate Rev., “B”, 5%, 1/01/2043	500,000	556,235
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/2030	500,000	573,510
Birmingham, AL, Waterworks Board Water Rev., “A”, 5.125%, 1/01/2034 (Prerefunded 1/01/2019)	280,000	299,426
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 1/01/2034 (Prerefunded 1/01/2019)	470,000	502,609

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	$75,000	$81,883
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	10,000	10,248
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/2035	1,000,000	1,113,790
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	25,000	26,499
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	120,000	126,161
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	49,438
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	48,156
Jefferson County, AL, Senior Lien Sewer Rev., Current Interest Warrants, “A”, AGM, 5%, 10/01/2044	750,000	832,950
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	300,000	320,130
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	15,000	16,540
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	20,000	21,772
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	10,000	11,094
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	20,000	22,121
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 8/01/2032	500,000	560,530
		$7,325,822
Total Municipal Bonds (Identified Cost, $57,153,179)		$59,232,682

Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $412,830)	412,853	$412,811
Total Investments (Identified Cost, $57,566,009)		$59,645,493

Other Assets, Less Liabilities - 1.0%		580,638
Net Assets - 100.0%		$60,226,131

See Portfolio Footnotes and Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS

3/31/17

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.5%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.6%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$235,000	$258,864
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	160,000	174,698
New York, NY, Transportation Development Corporation Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	1,030,000	1,029,948
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	660,000	727,267
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	95,000	102,844
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	105,000	115,062
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	85,834
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	125,000	133,688
		$2,628,205
General Obligations - General Purpose - 6.0%
Arkansas College Savings, Capital
Appreciation, “A”, ETM, 0%, 6/01/2017	$1,840,000	$1,837,442
Arkansas Higher Education, 4%, 6/01/2029	2,000,000	2,180,720
Arkansas Water, Waste Disposal and Pollution Abatement Facilities, “A”, 4%, 7/01/2032	1,000,000	1,068,540
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	475,000	511,029
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	115,000	119,001
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	295,000	307,635
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	60,000	62,565
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	515,000	587,800
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	255,000	261,995
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	65,000	74,588
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	750,000	754,823
Puerto Rico Public Buildings Authority Rev.,
“H”, AMBAC, 5.5%, 7/01/2018	610,000	617,363
State of California, 6%, 11/01/2039	1,160,000	1,299,826
		$9,683,327

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 3.8%
Bentonville, AR, School District No. 6, “A”, 5%, 6/01/2024	$3,185,000	$3,206,117
Crittenden County, AR, Community College District, 4.6%, 2/01/2035	285,000	285,296
Crittenden County, AR, Community College District, 4.7%, 2/01/2040	625,000	625,706
Washington County, AR, Springdale School District No. 50, Refunding & Construction, “A”, 4.625%, 6/01/2037	2,000,000	2,012,960
		$6,130,079
Healthcare Revenue - Hospitals - 13.4%
Arkansas Development Finance Authority Health Care Rev. (Baptist Health), “A”, 5%, 12/01/2029	$1,000,000	$1,138,970
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2033	1,645,000	1,778,738
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/2032	540,000	556,880
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	420,000	458,980
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	510,000	578,554
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 6/01/2028	1,000,000	1,080,400
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 11/01/2032	1,085,000	1,147,800
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 6/01/2026	2,150,000	2,309,465
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/2025	510,000	561,592
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	545,000	598,584
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	395,000	435,567
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	355,000	396,702
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	490,000	549,065

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), 5%, 3/01/2035	$1,500,000	$1,695,840
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), 5%, 3/01/2036	1,500,000	1,691,970
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), AGM, 4%, 3/01/2020	1,000,000	1,059,210
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/2034 (Prerefunded 3/01/2019)	750,000	812,220
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/2039 (Prerefunded 3/01/2019)	1,925,000	2,084,698
Pulaski County, AR, Public Facilities Board Health Facilities Rev. (Carti Project), 5.5%, 7/01/2043	750,000	738,263
Springdale, AR, Public Facilities Board Hospital Rev. (Children’s Northwest Project), 5%, 3/01/2040	1,820,000	2,049,793
		$21,723,291
Industrial Revenue - Other - 0.4%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$580,000	$696,186

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$119,347

Miscellaneous Revenue - Entertainment & Tourism - 1.8%
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/2034	$2,525,000	$2,856,053

Miscellaneous Revenue - Other - 1.1%
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	$1,615,000	$1,818,910

Sales & Excise Tax Revenue - 10.8%
Bentonville, AR, Sales & Use Tax, 4%, 11/01/2026	$1,310,000	$1,353,584
Bentonville, AR, Sales & Use Tax, AMBAC, 4.375%, 11/01/2025	150,000	152,775
Cabot, AR, Sales & Use Tax, 5%, 6/01/2026	700,000	799,099
Cabot, AR, Sales & Use Tax, 5%, 6/01/2027	1,300,000	1,476,410
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	760,000	839,397
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2030	850,000	932,459
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/2035	1,150,000	1,237,952
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2023	380,000	441,765
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/2024	2,040,000	2,326,987

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	$1,180,000	$1,251,142
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,000,000	1,247,260
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	450,000	291,384
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	4,635,000	533,025
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	340,000	77,554
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	90,000	17,110
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,865,000	334,189
Rogers, AR, Sales & Use Tax Rev., 5%, 11/01/2023	1,000,000	1,123,870
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/2028	1,000,000	1,128,940
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/2032	1,840,000	1,998,185
		$17,563,087
Single Family Housing - State - 0.3%
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 7/01/2031	$450,000	$450,346

State & Local Agencies - 3.2%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/2034	$2,605,000	$2,860,394
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 5/15/2034 (Prerefunded 5/15/2019)	500,000	541,965
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	1,315,000	1,050,712
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	710,000	809,052
		$5,262,123
Tax - Other - 5.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$490,000	$542,180
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	65,000	72,346
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/2034	3,000,000	3,340,650
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/2023	810,000	824,175
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/2024	1,685,000	1,714,791

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	$210,000	$210,405
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	750,000	786,218
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	590,000	619,181
		$8,109,946
Tobacco - 2.1%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2027	$2,470,000	$1,836,964
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2028	500,000	358,070
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	435,000	440,394
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	740,000	719,620
		$3,355,048
Toll Roads - 0.4%
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	$180,000	$204,120
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	230,000	261,782
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	180,000	207,322
		$673,224
Transportation - Special Tax - 2.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	$400,000	$425,540
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	45,000	47,973
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	80,000	85,331
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	20,013
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	885,000	909,001

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	$150,000	$155,905
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	75,000	77,198
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	140,000	146,075
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	195,000	208,042
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	345,000	367,028
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	90,000	94,238
Metropolitan Transportation Authority Rev., NY, 5%, 11/15/2037 (Prerefunded 11/15/2017)	85,000	87,208
Metropolitan Transportation Authority Rev., NY, 5%, 11/15/2037 (Prerefunded 11/15/2017)	405,000	415,522
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	310,000	332,001
		$3,371,075
Universities - Colleges - 21.8%
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/2031	$2,500,000	$2,668,300
Arkansas State University, Housing System Rev. (Jonesboro Campus), “C”, AMBAC, 5%, 3/01/2032 (Prerefunded 9/01/2017)	2,595,000	2,640,490
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/2027	545,000	595,129
New York Dormitory Authority Rev., Non- State Supported Debt (New York University), 5.25%, 7/01/2048 (Prerefunded 7/01/2018)	1,605,000	1,689,904
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	860,000	707,496
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	85,000	78,901
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	140,000	126,899
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	60,000	40,936

25

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	$30,000	$20,272
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), 5%, 4/01/2041	1,000,000	1,116,730
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/2024	1,000,000	1,060,410
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), BAM, 5%, 9/01/2030	1,000,000	1,132,390
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	240,000	260,513
University Arkansas Auxiliary Enterprises Rev., 5%, 12/01/2029	605,000	684,140
University Arkansas Auxiliary Enterprises Rev., “A”, 5%, 5/01/2029	200,000	224,170
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2022	505,000	587,446
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2023	520,000	612,368
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 10/01/2025	780,000	915,470
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/2025	2,000,000	2,350,340
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2021	1,310,000	1,499,989
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2026	1,000,000	1,128,540
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2033 (Prerefunded 11/01/2018)	1,000,000	1,062,720
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2038 (Prerefunded 11/01/2018)	1,000,000	1,062,720
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/2046	1,540,000	1,748,131
University of Arkansas Rev. (Fort Smith Campus), 5%, 12/01/2028 (Prerefunded 6/01/2019)	860,000	930,864
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2023	250,000	270,328
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2024	250,000	268,698
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2025	500,000	533,925
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/2026	305,000	323,480
University of Arkansas Rev. (Student Fee- UALR Campus), 5%, 10/01/2029	600,000	702,678
University of Arkansas, University Facilities Rev. (Fayetteville Campus), “A”, 5%, 9/15/2035	2,000,000	2,286,440
University of Arkansas, University Rev. (Fayetteville Campus), “A”, 5%, 11/01/2032	1,000,000	1,128,790
University of Arkansas, University Rev. (Monticello Campus), 4%, 12/01/2035	600,000	607,248

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/2019	$320,000	$343,146
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 9/01/2040	1,950,000	1,988,473
University of Puerto Rico Rev., “Q”, 5%, 6/01/2036	1,145,000	551,524
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 4/01/2047	1,155,000	1,342,457
		$35,292,455
Universities - Dormitories - 0.3%
Arkansas Technical University, Housing Systems Rev., AMBAC, 5.2%, 12/01/2026	$500,000	$501,025

Utilities - Municipal Owned - 7.3%
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2030	$1,000,000	$1,153,930
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2032	1,130,000	1,253,509
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2035	1,000,000	1,120,120
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/2036	1,165,000	1,280,044
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	450,000	478,566
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	790,000	827,556
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2030	2,805,000	3,134,223
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	245,000	269,569
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2021	1,040,000	1,112,789
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/2022	1,090,000	1,166,289
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	20,000	20,942
		$11,817,537
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$300,000	$334,821
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	155,000	176,719
		$511,540
Water & Sewer Utility Revenue - 15.7%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/2032	$1,020,000	$1,133,108
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2022	1,500,000	1,700,955
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2023	795,000	901,506

26

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/2025	$1,500,000	$1,700,955
Central Arkansas Water Rev., 5%, 10/01/2023	1,275,000	1,514,968
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	250,000	272,942
City of Fort Smith, AR, Water and Sewer Rev., AGM, 5%, 10/01/2032 (Prerefunded 10/01/2018)	780,000	826,153
City of Fort Smith, AR, Water and Sewer Rev., AGM, 5%, 10/01/2032	1,220,000	1,285,575
City of Fort Smith, AR, Water and Sewer Rev., BAM, 5%, 10/01/2029	1,000,000	1,169,440
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	35,868
Conway, AR, Water Rev., 4%, 12/01/2023	500,000	538,175
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/2021	1,545,000	1,716,387
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/2022	455,000	502,170
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	85,000	90,096
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	395,000	415,279
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	140,000	153,808
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	140,000	149,818
Hot Springs, AR, Wastewater Rev., 5%, 12/01/2020	500,000	556,510
Hot Springs, AR, Wastewater Rev., 5%, 12/01/2021	650,000	735,722
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 12/01/2037	1,260,000	1,334,983
Little Rock, AR, Sewer Rev., 5.5%, 10/01/2030 (Prerefunded 10/01/2018)	750,000	800,062
Little Rock, AR, Sewer Rev., 5.75%, 10/01/2038 (Prerefunded 10/01/2018)	1,000,000	1,070,460
Little Rock, AR, Sewer Rev., “C”, AGM, 5%, 10/01/2037 (Prerefunded 10/01/2017)	3,000,000	3,062,580

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	$50,000	$55,133
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	65,000	70,758
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	33,283
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	75,000	82,954
Paulding County, GA, Water & Sewer Rev., Refunding & Improvement, 3%, 12/01/2048	2,415,000	2,025,509
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 12/01/2038	1,325,000	1,442,594
		$25,377,751
Total Municipal Bonds (Identified Cost, $154,435,925)		$157,940,555

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $2,038,216)	2,038,348	$2,038,144
Total Investments (Identified Cost, $156,474,141)		$159,978,699

Other Assets, Less Liabilities - 1.3%		2,028,700
Net Assets - 100.0%		$162,007,399

See Portfolio Footnotes and Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS

3/31/17

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 6.1%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	$780,000	$874,130
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	3,000,000	3,337,350
Orange County, CA, Airport Rev., “A”, 5%, 7/01/2031	1,310,000	1,408,630
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2021	1,500,000	1,672,980
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2031	850,000	934,201
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	3,000,000	3,305,760
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025 (Prerefunded 5/03/2021)	570,000	650,849
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025	1,430,000	1,634,433
San Jose, CA, Airport Rev., “A”, 5%, 3/01/2035	1,000,000	1,118,230
San Jose, CA, Airport Rev., “A”, BHAC, 5.5%, 3/01/2023	2,345,000	2,348,049
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	2,560,000	2,833,715
		$20,118,327
General Obligations - General Purpose - 5.8%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	$820,000	$882,197
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	85,000	97,016
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	815,000	837,355
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	95,000	109,013
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	470,000	473,022
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	470,000	475,673
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	400,000	402,816
State of California, 5%, 8/01/2034 (Prerefunded 8/01/2018)	1,235,000	1,301,542
State of California, 5%, 8/01/2034	965,000	1,013,578
State of California, 5.25%, 4/01/2035	2,545,000	2,877,148
State of California, 6%, 11/01/2039	3,000,000	3,361,620
State of California, 5.5%, 3/01/2040	3,670,000	4,081,847
State of California, 5.25%, 11/01/2040	2,775,000	3,125,261
		$19,038,088

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 14.0%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/2029	$4,335,000	$2,894,913
Centinela Valley, CA, Union High School District, General Obligation (2022 Crossover), “B”, AGM, 3%, 8/01/2044	2,485,000	2,099,974
Contra Costa County, CA, Lafayette School District (Election of 2016), “A”, 2.25%, 8/01/2032	400,000	343,448
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/2038	2,465,000	2,763,462
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/2031	2,120,000	1,242,956
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 8/01/2045	870,000	522,713
Los Angeles, CA, Community College District, 3%, 8/01/2039	2,545,000	2,234,892
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/2032	1,570,000	867,032
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	500,000	264,790
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/2028	1,440,000	990,950
Mount Diablo, CA, Unified School District (Election of 2010), Convertible Capital Appreciation, “A”, AGM, 0%, 8/01/2030	3,000,000	2,723,880
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, 0% to 8/01/2028, 6.25% to 8/01/2043	4,145,000	3,032,275
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/2029	3,385,000	2,206,309
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2028	830,000	988,173
Oakland, CA, Unified School District Rev., AGM, 5%, 8/01/2030	830,000	973,773
Orange County, CA, Anaheim Elementary School District (Election of 2010), 2.75%, 8/01/2038	490,000	407,646
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2033	500,000	580,420
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2034	1,400,000	1,617,770

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
General Obligations - Schools - continued
Placer & Nevada Counties, CA, Tahoe-Trukee Unified School District Election of 2014 (School Facilities Improvement District No. 1), “B”, 5%, 8/01/2035	$1,105,000	$1,271,081
Redwood City School District, CA, General Obligation (Election of 2015), 3%, 8/01/2041	5,000,000	4,311,000
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/2023	600,000	704,550
San Diego, CA, Community College District (Election of 2002), Capital Appreciation, 0%, 8/01/2033	2,000,000	2,257,660
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “G”, 0%, 7/01/2034	1,235,000	547,797
San Joaquin, CA, Delta Community College District (Election of 2004), Capital Appreciation, “B”, AGM, 0%, 8/01/2018	2,350,000	2,310,496
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/2041	1,235,000	1,398,996
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 9/01/2021	4,300,000	3,982,574
San Mateo County, CA, Union High School District, “E”, 3%, 9/01/2041	3,095,000	2,689,834
		$46,229,364
Healthcare Revenue - Hospitals - 15.1%
California Health Facilities Financing Authority Rev. (Balance Providence), 6.5%, 10/01/2038 (Prerefunded 10/01/2018)	$1,720,000	$1,860,627
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 7/01/2029 (Prerefunded 7/01/2019)	1,500,000	1,663,575
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 11/01/2029	2,000,000	2,238,800
California Health Facilities Financing Authority Rev. (El Camino Hospital), 5%, 2/01/2037	1,000,000	1,110,650
California Health Facilities Financing Authority Rev. (Marshall Medical Center), 5%, 11/01/2033	750,000	832,778
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 10/01/2039	1,000,000	1,084,940
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/2033 (Prerefunded 10/01/2018)	1,500,000	1,622,280
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/2038 (Prerefunded 10/01/2018)	30,000	32,453
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2036	1,275,000	1,404,999
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2037	850,000	935,196

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	$425,000	$465,039
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2028	205,000	225,174
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2029	165,000	180,109
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2030	85,000	92,207
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2035	315,000	333,938
California Municipal Finance Authority Rev. (Northbay Healthcare Group), 5%, 11/01/2044	415,000	436,082
California Municipal Finance Authority Rev. (Northbay Healthcare Group), “A”, 5%, 11/01/2027	750,000	853,860
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	1,500,000	1,628,085
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	2,545,000	2,691,312
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), “A”, 6%, 6/01/2033 (Prerefunded 6/01/2021)	1,250,000	1,482,287
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5%, 8/15/2030	2,000,000	2,320,920
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 8/15/2033 (Prerefunded 8/15/2018)	2,000,000	2,144,160
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 8/15/2023	1,000,000	1,058,480
California Statewide Communities Development Authority Rev. (John Muir Health), 5.125%, 7/01/2039	1,000,000	1,074,810
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/2054	1,650,000	1,764,708
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	1,000,000	1,057,300
California Statewide Communities Development Authority Rev. (Redlands Community Hospital), 5%, 10/01/2046	1,925,000	2,069,606
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 11/01/2030	1,740,000	1,900,706
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/2032	390,000	436,843

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/2041	$2,550,000	$2,825,502
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 3/15/2036	3,000,000	3,230,010
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	1,805,000	2,061,509
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/2041	1,000,000	1,162,360
Santa Clara County, CA, Financing Authority Insured Rev. (El Camino Hospital), “B”, AMBAC, 5.125%, 2/01/2041 (Prerefunded 8/01/2017)	2,550,000	2,587,306
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 7/01/2039	1,000,000	1,077,850
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/2029	2,000,000	2,013,800
		$49,960,261
Healthcare Revenue - Long Term Care - 3.4%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/2041	$850,000	$929,271
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/2035	1,270,000	1,337,907
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2034	700,000	777,819
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/2039	1,000,000	1,107,380
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/2044	1,405,000	1,425,555
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	1,500,000	1,633,215
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/2047	1,785,000	1,879,426
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/2042	750,000	790,830
Eden Township, CA, Healthcare District, COP, 6.125%, 6/01/2034 (Prerefunded 6/01/2020)	1,090,000	1,252,312
		$11,133,715
Miscellaneous Revenue - Other - 1.7%
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2034	$830,000	$943,876

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
California Infrastructure & Economic Development Bank Rev. (Academy of Motion Picture Arts and Sciences Obligated Group), “A”, 5%, 11/01/2035	$830,000	$941,203
California Infrastructure & Economic Development Bank Rev. (The Walt Disney Family Museum), 5.25%, 2/01/2033 (Prerefunded 2/01/2018)	1,340,000	1,389,312
California Infrastructure & Economic Development Bank Rev. (The Walt Disney Family Museum), 3%, 2/01/2036	1,000,000	886,850
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2031	1,335,000	1,470,503
		$5,631,744
Port Revenue - 0.8%
Alameda, CA, Corridor Transportation Authority Second Subordinate Lien Rev., “B”, 5%, 10/01/2037	$2,530,000	$2,804,252

Sales & Excise Tax Revenue - 0.6%
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	$1,060,000	$121,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	670,000	152,827
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	180,000	34,220
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	3,715,000	665,691
Riverside County, CA, Transportation Commission, Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	1,000,000	898,460
		$1,873,098
Secondary Schools - 3.0%
California Municipal Finance Authority Charter School Lease Rev. (Nova Academy Project), “A”, 5%, 6/15/2036	$750,000	$735,428
California Municipal Finance Authority Education Rev. (American Heritage Education Foundation Project), “A”, 5%, 6/01/2046	750,000	782,452
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/2032	825,000	841,574
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2040	415,000	435,140
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2041	500,000	523,910
California School Finance Authority, Charter School Rev. (Aspire Public Schools - Obligated Group), 5%, 8/01/2045	415,000	433,663

30

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
California School Finance Authority, Charter School Rev. (Downtown Prep - Obligated Group), 5%, 6/01/2046	$1,000,000	$979,200
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	1,245,000	1,328,975
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/2034	530,000	552,864
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/2044	470,000	489,444
California Statewide Communities Development Authority School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/2047	1,270,000	1,395,044
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/2046 (Prerefunded 1/01/2019)	1,300,000	1,411,709
		$9,909,403
Single Family Housing - State - 1.9%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2/01/2030	$1,760,000	$1,761,989
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/2023	2,000,000	2,004,280
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/2033	2,395,000	2,457,006
		$6,223,275
State & Agency - Other - 0.1%
Pasadena, CA, COP, (Old Pasadena Parking Facilities Project), 6.25%, 1/01/2018	$345,000	$356,454

State & Local Agencies - 6.5%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 1/01/2019	$205,000	$217,864
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	2,345,000	2,143,260
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/2028	2,120,000	2,421,061
California Public Works Board Lease Rev., Department of Education (Riverside Campus), 6%, 4/01/2026	2,000,000	2,182,920
California Public Works Board Lease Rev., Department of General Services (Office Buildings 8 & 9 Renovation), “A”, 6.25%, 4/01/2034 (Prerefunded 4/01/2019)	1,500,000	1,652,250
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 11/01/2020	1,565,000	1,570,477
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	2,360,000	1,885,687

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/2022	$3,000,000	$3,109,980
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 4%, 6/01/2046	3,000,000	2,984,520
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2030	500,000	578,345
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2031	1,000,000	1,149,950
Sacramento, CA, City Financing Authority Rev. (Master Lease Program Facilities), BAM, 5%, 12/01/2032	550,000	628,865
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 3/01/2040	1,000,000	1,101,560
		$21,626,739
Tax - Other - 2.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$445,000	$492,388
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	145,000	161,388
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	505,000	545,971
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	315,000	338,461
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	315,000	337,941
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	170,000	182,240
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	500,000	533,120
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	535,000	536,033
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	575,000	601,323
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,930,000	2,023,200
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	1,145,000	1,201,632
		$6,953,697
Tax Assessment - 8.9%
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2027	$2,000,000	$2,317,540
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 10/01/2027	3,350,000	3,421,489

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/2031	$1,000,000	$1,075,380
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District #31), “A”, 5%, 9/01/2037	1,000,000	1,053,040
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/2035	1,000,000	1,066,420
Lee Lake, CA, Public Financing Authority Senior Lien Rev., “A”, 5.125%, 9/01/2035	1,000,000	1,100,480
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/2022	340,000	391,731
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/2023	340,000	395,862
North Natomas, CA, Community Facilities District Special Tax, “4-E”, 5.25%, 9/01/2033	840,000	935,542
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2028	650,000	749,730
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/2029	1,350,000	1,546,506
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/2033	1,000,000	1,084,210
Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation (Successor Agency to The), AGM, 5%, 9/01/2032	2,625,000	2,951,287
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2030	890,000	1,015,152
Riverside County, CA, Jurupa Valley Redevelopment Project Rev., “B”, AGM, 5%, 10/01/2031	1,095,000	1,257,356
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, AGM, 5%, 10/01/2034	1,385,000	1,552,031
San Francisco, CA, City & County Redevelopment Financing Authority Rev., Tax Allocation (Mission Bay North Redevelopment Project), “C”, 6.375%, 8/01/2032 (Prerefunded 8/01/2019)	1,000,000	1,120,790
San Francisco, CA, City & County Redevelopment Financing Authority Rev., Tax Allocation (Mission Bay North Redevelopment Project), “C”, 6.5%, 8/01/2039 (Prerefunded 8/01/2019)	1,000,000	1,123,660
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	750,000	819,637
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “B”, NATL, 5%, 8/01/2043	1,100,000	1,232,220

Issuer	Shares/Par	Value ($)
Tax Assessment - continued
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “C”, NATL, 5%, 8/01/2041	$1,750,000	$1,967,770
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/2023	1,000,000	1,175,620
		$29,353,453
Tobacco - 3.2%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	$1,080,000	$1,041,498
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	1,195,000	1,190,005
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, “A-1”, 5%, 6/01/2029	2,000,000	2,309,580
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/2047	1,915,000	1,914,732
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,800,000	2,044,314
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	2,245,000	2,183,173
		$10,683,302
Toll Roads - 0.6%
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/2044	$1,680,000	$1,880,038

Transportation - Special Tax - 1.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	$95,000	$101,277
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	150,000	159,996
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	415,000	419,030
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	55,000	55,037
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	1,660,000	1,705,019
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	200,000	207,874
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	2,255,000	2,405,814
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	650,000	691,502
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	185,000	193,712
		$5,939,261

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - 9.7%
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 6%, 3/01/2033 (Prerefunded 3/01/2018)	$1,500,000	$1,570,575
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/2025	800,000	802,456
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/2036	1,150,000	1,153,300
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2036	425,000	474,219
California Educational Facilities Authority Rev. (Loma Linda University), “A”, 5%, 4/01/2037	1,265,000	1,408,135
California Educational Facilities Authority Rev. (Pitzer College), 6%, 4/01/2040	3,000,000	3,384,690
California Educational Facilities Authority Rev. (Santa Clara University), 5%, 4/01/2031	1,060,000	1,222,000
California Educational Facilities Authority Rev. (Santa Clara University), 5%, 4/01/2032	1,000,000	1,147,440
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2036	1,000,000	1,115,770
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2037	1,000,000	1,116,590
California Educational Facilities Authority Rev. (University of Redlands), “A”, 5%, 10/01/2038	500,000	557,885
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2030	1,760,000	2,076,149
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 11/01/2029	1,265,000	1,372,032
California Municipal Finance Authority Rev. (Azusa Pacific University Project), “B”, 5%, 4/01/2035	1,655,000	1,748,905
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028	2,000,000	2,084,540
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 6/01/2030	1,500,000	1,687,665
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040	1,500,000	1,690,440
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 12/01/2028 (Prerefunded 12/01/2021)	2,125,000	2,458,072
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 4/01/2034 (Prerefunded 4/01/2019)	1,500,000	1,615,260
California State University Rev., “A”, 5%, 11/01/2024	2,130,000	2,425,793
California Statewide Communities Development Authority Rev. (Culinary Institute of America Project), “B”, 5%, 7/01/2041	780,000	838,516
		$31,950,432

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 2.4%
California Municipal Finance Authority, Student Housing Rev. (Bowles Hall Foundation) “A”, 5%, 6/01/2035	$225,000	$239,402
California Public Finance Authority University Housing Rev. (Nccd - Claremont Properties LLC - Claremont Colleges Project), “A”, 5%, 7/01/2037	725,000	762,323
California Public Finance Authority University Housing Rev. (Nccd - Claremont Properties LLC - Claremont Colleges Project), “A”, 5%, 7/01/2047	275,000	287,771
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/2033 (Prerefunded 6/01/2017)	2,000,000	2,056,120
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/2043	1,270,000	1,317,574
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/2040 (Prerefunded 5/15/2018)	2,000,000	2,114,280
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5%, 5/15/2034	1,000,000	1,094,160
		$7,871,630
Utilities - Cogeneration - 0.1%
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/2045	$350,000	$350,777

Utilities - Investor Owned - 0.6%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/2040	$2,000,000	$2,180,200

Utilities - Municipal Owned - 4.5%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	$230,000	$252,745
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	260,000	284,632
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2025 (Prerefunded 11/01/2020)	1,015,000	1,145,925
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/2026 (Prerefunded 11/01/2020)	1,245,000	1,405,593
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	3,000,000	3,423,900
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	1,315,000	1,330,162

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	$35,000	$36,648
Sacramento, CA, Municipal Utility District Electric Rev., “X”, 5%, 8/15/2025 (Prerefunded 8/15/2021)	545,000	627,491
Sacramento, CA, Municipal Utility District Electric Rev., Unrefunded Balance, “X”, 5%, 8/15/2025	1,585,000	1,817,107
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 1/01/2029 (Prerefunded 1/01/2019)	2,000,000	2,158,940
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/2041	2,130,000	2,349,667
		$14,832,810
Utilities - Other - 2.1%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	$1,750,000	$2,408,297
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2022	2,210,000	2,497,145
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/2033	1,655,000	1,915,365
		$6,820,807
Water & Sewer Utility Revenue - 3.9%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	$525,000	$555,812
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	2,560,000	2,924,390

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	$1,660,000	$1,885,395
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2031	415,000	469,008
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 5/15/2028 (Prerefunded 5/15/2019)	350,000	378,805
Soquel Creek, CA, Water District, COP, 5%, 3/01/2043	1,715,000	1,900,632
Southern Marin, CA, Sewerage Agency Rev., 3.25%, 7/01/2041	2,090,000	1,898,932
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2031	1,700,000	1,955,170
Tulare, CA, Sewer Rev., AGM, 5%, 11/15/2035	830,000	936,431
		$12,904,575
Total Municipal Bonds (Identified Cost, $308,440,039)		$326,625,702

Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $4,874,597)	4,874,981	$4,874,494
Total Investments (Identified Cost, $313,314,636)		$331,500,196

Other Assets, Less Liabilities - (0.4)%		(1,238,604)
Net Assets - 100.0%		$330,261,592

See Portfolio Footnotes and Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS

3/31/17

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.0%
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2033	$1,000,000	$1,131,790
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	75,000	82,616
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	55,000	60,053
New York, NY, Transportation Development Corporation Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	395,000	394,980
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	265,000	292,009
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	30,000	32,477
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	35,000	38,354
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	25,000	26,823
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	40,000	42,780
		$2,101,882
General Obligations - General Purpose - 8.4%
Atlanta & Fulton County, GA, Recreation Authority Park Improvement, “A”, 5%, 12/01/2032	$500,000	$569,850
Atlanta, GA, Public Improvement Rev., 4.875%, 12/01/2026	1,000,000	1,185,930
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	165,000	177,515
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	45,000	46,566
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	110,000	114,711
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	185,000	211,152
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	100,000	102,743
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	25,000	28,688
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 9/01/2021	510,000	552,707
Lagrange-Troup County, GA, Hospital Authority Rev., 5.5%, 7/01/2038	500,000	522,720
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	185,000	186,190

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	$160,000	$161,931
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	130,000	130,915
State of California, 6%, 11/01/2039	420,000	470,627
State of California, Various Purpose General Obligation (Group Bid B), 5%, 8/01/2033	270,000	311,053
State of Georgia, “A”, 4%, 2/01/2031	500,000	544,610
Villa Rica, GA, Public Facilities Authority Rev. (Water and Sewerage Project), 5%, 3/01/2039	500,000	555,500
		$5,873,408
General Obligations - Schools - 6.1%
Forsyth County, GA, Public Facilities Authority Rev. (Forsyth County School District Project), 4%, 2/01/2031	$500,000	$536,120
Gwinnett County, GA, School District, 5%, 2/01/2021	1,000,000	1,136,210
Gwinnett County, GA, School District, 5%, 2/01/2029	1,000,000	1,182,600
Gwinnett County, GA, School District, 5%, 2/01/2035	500,000	578,420
Jefferson, GA, School District, “A”, 5.25%, 2/01/2029	500,000	562,580
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/2036	660,000	286,678
		$4,282,608
Healthcare Revenue - Hospitals - 18.7%
Cedartown Polk County, GA, Hospital Authority Rev., Anticipation Certificates (Polk Medical Center Project), 5%, 7/01/2039	$500,000	$532,735
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 1/01/2032 (Prerefunded 1/01/2022)	1,000,000	1,154,900
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 4/01/2034	500,000	554,175
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/2028	500,000	551,940
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	500,000	541,905
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 11/15/2039	750,000	815,767
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	350,000	382,484
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 6/15/2037 (Prerefunded 6/15/2019)	700,000	762,412

35

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc. Project), “A”, 5%, 7/01/2032	$500,000	$565,555
Gainesville and Hall County, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “A”, 5%, 2/15/2042	1,000,000	1,096,250
Gainesville and Hall County, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “B”, 5%, 2/15/2033 (Prerefunded 2/15/2020)	385,000	422,880
Gainesville and Hall County, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc. Project), “B”, 5%, 2/15/2033	115,000	122,522
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 8/01/2038	300,000	322,029
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., 5.625%, 8/01/2034 (Prerefunded 8/01/2018)	675,000	716,371
Glynn-Brunswick, GA, Memorial Hospital Authority Rev. (Southeast Georgia Health System Project), 5%, 8/01/2028	500,000	557,800
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	75,000	78,173
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	200,000	226,884
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	45,000	48,038
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	65,000	68,671
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	200,000	219,664
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	135,000	148,865
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	45,000	49,881
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	130,000	145,271
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	180,000	201,697
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	55,000	59,069
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	355,000	387,127

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 1/01/2036 (Prerefunded 1/01/2019)	$750,000	$807,165
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.125%, 11/01/2030	500,000	545,305
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.375%, 11/01/2040	500,000	546,095
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	385,000	424,208
		$13,055,838
Healthcare Revenue - Long Term Care - 3.1%
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Lenbrook Square Foundation, Inc. Project), “A, 5%, 7/01/2036	$500,000	$524,735
Gainesville and Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), 5%, 11/15/2033	500,000	552,625
Gainesville and Hall County, GA, Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc. Obligated Group), “A-2”, 6.625%, 11/15/2039 (Prerefunded 11/15/2019)	200,000	227,630
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 7/01/2037	200,000	199,980
Richmond County, GA, Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/2021	225,000	207,202
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/2021	500,000	460,450
		$2,172,622
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$330,000	$396,106

Industrial Revenue - Paper - 0.2%
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	$150,000	$150,291

Miscellaneous Revenue - Other - 2.0%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$285,000	$315,372
Fulton County, GA, Development Authority Rev. (Robert W. Woodruff Arts Center, Inc. Project), “A”, 5%, 3/15/2036	500,000	554,790

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$75,000	$78,853
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	110,000	115,651
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	310,000	329,586
		$1,394,252
Multi-Family Housing Revenue - 0.8%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 5/20/2040	$500,000	$541,255

Sales & Excise Tax Revenue - 1.5%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$265,000	$297,809
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	170,000	176,343
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “B”, AGM, 5%, 7/01/2037 (Prerefunded 7/01/2017)	250,000	252,665
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	20,000	20,529
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	165,000	106,841
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	210,000	24,150
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	130,000	29,653
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	35,000	6,654
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	735,000	131,705
		$1,046,349
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$75,000	$77,624

Single Family Housing - State - 1.1%
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3.5%, 6/01/2045	$700,000	$731,220

State & Agency - Other - 3.2%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2028	$500,000	$591,760

Issuer	Shares/Par	Value ($)
State & Agency - Other - continued
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/2040 (Prerefunded 7/01/2020)	$500,000	$558,335
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), “B”, 5%, 7/01/2032	1,000,000	1,089,330
		$2,239,425
State & Local Agencies - 3.0%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	$460,000	$367,549
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 5/01/2038	1,000,000	1,075,460
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	395,000	455,858
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	115,000	128,341
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	5,000	5,635
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	15,000	16,741
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	20,000	22,174
		$2,071,758
Tax - Other - 2.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$75,000	$82,987
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	25,000	27,826
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	100,000	108,113
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	65,000	69,841
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	65,000	69,734
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	35,000	37,520
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	100,000	106,624
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	95,000	95,183
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	105,000	109,807
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	145,000	152,002
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	220,000	230,881
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	140,000	149,626
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	135,000	146,432
		$1,386,576

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax Assessment - 0.7%
Atlanta, GA, Georgia Tax Allocation (Eastside Project), 5%, 1/01/2030	$410,000	$466,920

Tobacco - 1.2%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$235,000	$266,897
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	90,000	85,677
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	500,000	486,230
		$838,804
Toll Roads - 0.7%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$80,000	$91,054
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	60,000	69,107
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	95,000	106,584
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	190,000	203,578
		$470,323
Transportation - Special Tax - 1.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	$45,000	$44,581
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	185,000	202,033
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	15,000	15,991
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	30,000	31,999
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	70,000	70,680
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	10,000	10,007
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	615,000	631,679
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	25,000	25,984
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	20,000	21,338

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	$130,000	$138,300
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	35,000	36,648
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	120,000	128,516
		$1,357,756
Universities - Colleges - 17.9%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 6/15/2035 (Prerefunded 6/17/2019)	$500,000	$544,685
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/2024 (Prerefunded 6/15/2018)	250,000	262,100
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/2031 (Prerefunded 6/15/2018)	250,000	262,100
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), ASSD GTY, 5.25%, 6/01/2034	500,000	527,395
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC Project), 5%, 7/01/2032 (Prerefunded 7/01/2017)	500,000	505,305
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC Project), 5%, 7/01/2039 (Prerefunded 7/01/2017)	500,000	505,305
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 7/01/2038	500,000	521,690
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (KSU Dining Hall), ASSD GTY, 5.75%, 7/15/2039	1,000,000	1,061,110
Cobb County, GA, Development Authority, Parking & Dining Hall Lease Rev. (KSU Real Estate Foundations), 5%, 7/15/2034	500,000	565,230
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 7/15/2035	750,000	818,580
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 7/01/2034	500,000	536,825
DeKalb Newton & Gwinnett Counties, GA, Joint Development Authority Rev. (GGC Foundation LLC Project), 6%, 7/01/2034	500,000	545,280
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 6/01/2032	500,000	503,060
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/2028	500,000	572,295

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Georgia Higher Education Facilities Authority Rev., 6%, 6/15/2034 (Prerefunded 6/15/2018)	$50,000	$53,037
Georgia Higher Education Facilities Authority Rev., 6%, 6/15/2034 (Prerefunded 6/15/2018)	250,000	265,182
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2030	100,000	102,750
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2039	100,000	102,455
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	155,000	160,349
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	310,000	255,028
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	325,000	268,323
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	65,000	72,255
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024 (Prerefunded 6/01/2019)	190,000	205,656
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/2024	310,000	334,905
Private Colleges & Universities, GA, Authority Rev. (Mercer University Project), 5%, 10/01/2040	350,000	369,075
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/2027	350,000	383,474
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	80,000	80,678
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	25,000	23,206
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	45,000	40,789
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	55,000	53,589
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/2032	325,000	367,497
Savannah, GA, Economic Development Authority Rev. (AASU Student Union LLC Project), ASSD GTY, 5.125%, 6/15/2039 (Prerefunded 6/15/2018)	500,000	524,575

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 6/15/2035	$500,000	$550,590
South Regional, GA, Joint Development Authority Rev. (VSU Parking and Student Service Center Project), “A”, 5%, 8/01/2035	500,000	561,370
		$12,505,743
Universities - Dormitories - 0.9%
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	$400,000	$432,768
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc. - Cross Village Student Housing Project), 5%, 8/01/2052	100,000	105,528
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5.25%, 8/01/2057	115,000	122,744
		$661,040
Utilities - Municipal Owned - 3.5%
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 1/01/2020	$550,000	$591,657
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2025	500,000	570,065
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/2026	500,000	566,885
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	160,000	170,157
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	260,000	272,360
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	50,000	54,945
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	60,000	65,684
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	100,000	110,028
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	65,000	68,426
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	5,000	5,235
		$2,475,442
Utilities - Other - 2.7%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	$910,000	$1,020,365
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 3/15/2019	250,000	263,520
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	225,000	243,551
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2020	250,000	277,488

39

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	$40,000	$42,629
		$1,847,553
Water & Sewer Utility Revenue - 13.0%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev, 5.625%, 1/01/2033 (Prerefunded 1/01/2019)	$500,000	$539,465
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2021	385,000	441,522
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/2028	800,000	888,664
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	85,000	92,800
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2035	350,000	403,483
Columbus, GA, Water and Sewerage Rev., 5%, 5/01/2036	150,000	172,536
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2031	1,000,000	1,134,240
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 10/01/2025	1,000,000	1,226,150
Forsyth County, GA, Water & Sewer Authority Rev., 5%, 1/01/2026	500,000	577,550
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2023	500,000	563,375
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	30,000	31,799
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	60,000	63,521
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	125,000	131,418
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	45,000	49,438
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	45,000	48,156
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/2027	1,000,000	1,221,220

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	$15,000	$16,540
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	20,000	21,772
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D- 1”, AGM, 5%, 7/01/2035	10,000	11,095
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D- 1”, AGM, 5%, 7/01/2037	20,000	22,121
Paulding County, GA, Water & Sewer Rev., Refunding & Improvement, 3%, 12/01/2048	1,000,000	838,720
Walton County, GA, Water & Sewer Authority Rev. (Walton-Hard Labor Creek Project), 5%, 2/01/2038	500,000	566,700
		$9,062,285
Total Municipal Bonds (Identified Cost, $64,662,583)		$67,207,080

Money Market Funds - 2.6%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $1,787,528)	1,787,639	$1,787,460
Total Investments (Identified Cost, $66,450,111)		$68,994,540

Other Assets, Less Liabilities - 1.1%		790,527
Net Assets - 100.0%		$69,785,067

See Portfolio Footnotes and Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS

3/31/17

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.2%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.9%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 10/01/2039	$750,000	$826,088

General Obligations - General Purpose - 16.0%
Baltimore County, MD, Metropolitan District, “C”, 4%, 9/01/2017	$1,000,000	$1,013,530
Baltimore County, MD, Public Improvement, 5%, 2/01/2028	2,000,000	2,301,440
Baltimore, MD, Consolidated Public Improvement, “B”, 5%, 10/15/2022	500,000	586,215
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	60,000	62,087
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	70,000	79,895
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	80,000	91,801
Montgomery County, MD, Consolidated Public Improvement, “A”, 5%, 11/01/2026	1,000,000	1,204,880
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 9/15/2030	1,500,000	1,716,270
Prince George’s County, MD, Consolidated Public Improvement, “A”, 4%, 7/01/2033	850,000	893,596
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	115,000	115,821
State of California, 6%, 11/01/2039	720,000	806,789
State of California, Various Purpose General Obligation (Group Bid B), 5%, 8/01/2033	355,000	408,978
State of Maryland, 5%, 8/01/2020 (Prerefunded 8/01/2017)	3,500,000	3,549,770
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	500,000	572,850
Wicomico County, MD, Public Improvement, 5%, 11/01/2025	580,000	706,713
		$14,110,635
Healthcare Revenue - Hospitals - 22.3%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$590,000	$644,758
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	345,000	391,375
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	370,000	406,378
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	575,000	634,052
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), 5%, 7/01/2040	1,000,000	1,040,280

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	$1,000,000	$1,123,770
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), “A”, 5%, 7/01/2037	1,000,000	1,085,300
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2029 (Prerefunded 7/01/2017)	750,000	757,935
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	750,000	805,327
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 5/15/2026	250,000	275,883
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2028	750,000	871,365
Maryland Health & Higher Educational Facilities Authority Rev. (LifeBridge Health), 5%, 7/01/2033	400,000	453,808
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 8/15/2038	1,000,000	1,189,800
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), “A”, 5%, 8/15/2041	505,000	550,016
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5%, 7/01/2032	600,000	645,492
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 7/01/2042 (Prerefunded 7/01/2017)	750,000	758,887
Maryland Health & Higher Educational Facilities Authority Rev. (Meritus Medical Center), 5%, 7/01/2027	500,000	567,700
Maryland Health & Higher Educational Facilities Authority Rev. (Trinity Health Credit Group), “D”, 5%, 12/01/2046	1,000,000	1,112,860
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System Issue), AMBAC, 5%, 7/01/2031	645,000	677,044
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System Issue), “B”, 5%, 7/01/2034	1,000,000	1,123,620
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 1/01/2038 (Prerefunded 1/01/2018)	500,000	518,080
Maryland Health & Higher Educational Facilities Authority Rev. (Western Maryland Health System), 5.25%, 7/01/2034	1,000,000	1,106,430

41

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Maryland Industrial Development Authority, Economic Development Rev., RIBS, FRN, AGM, 9.831%, 8/26/2022 (p)	$750,000	$912,375
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/2040	1,000,000	1,084,180
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	480,000	536,386
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/2029 (Prerefunded 1/01/2019)	415,000	453,425
		$19,726,526
Healthcare Revenue - Long Term Care - 3.6%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligated Group), “A”, 5.125%, 1/01/2036	$400,000	$400,412
Howard County, MD, Retirement Rev. (Vantage House Facility), 5%, 4/01/2036	500,000	484,035
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	750,000	879,113
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), “A”, 5%, 1/01/2045	500,000	536,310
Maryland Health & Higher Educational Facilities Authority Rev. (King Farm Presbyterian Community), “A”, 5.3%, 1/01/2037	300,000	290,694
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	45,000	53,590
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	85,000	101,595
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	10,000	11,299
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/2040	400,000	410,684
		$3,167,732
Healthcare Revenue - Other - 0.7%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2019	$60,000	$60,199
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/2029	565,000	566,396
		$626,595
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$435,000	$522,139

Issuer	Shares/Par	Value ($)
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$100,000	$119,347

Miscellaneous Revenue - Other - 2.4%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$105,000	$110,394
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	160,000	168,219
Maryland Economic Development Corp. Private Activity Rev. (Purple Line Light Rail Project), “D”, 5%, 3/31/2036	500,000	541,250
Montgomery County, MD, Transportation Fund Lease Authority Rev., “A”, 5%, 11/01/2036	750,000	838,665
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	450,000	478,431
		$2,136,959
Multi-Family Housing Revenue - 2.7%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), “A”, 5%, 6/01/2044	$500,000	$533,430
Howard County, MD, Housing Commission Rev. (Woodfield Oxford Square Apartments), 5%, 12/01/2037	750,000	834,548
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 7/01/2037	1,000,000	1,048,200
		$2,416,178
Parking - 1.6%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 7/01/2034	$1,385,000	$1,386,634

Port Revenue - 0.7%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 6/01/2035	$550,000	$590,689

Sales & Excise Tax Revenue - 1.3%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$435,000	$480,444
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	260,000	269,701
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	5,000	5,494
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	230,000	148,930
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	275,000	31,625

42

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	$175,000	$39,917
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	45,000	8,555
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	970,000	173,814
		$1,158,480
Secondary Schools - 0.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ’’A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$265,000	$303,306

Single Family Housing - State - 1.8%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 9/01/2034	$1,500,000	$1,542,810

State & Agency - Other - 6.3%
Howard County, MD, COP, “A”, 8%, 8/15/2019	$805,000	$928,680
Howard County, MD, COP, “B”, 8%, 8/15/2019	385,000	444,151
Howard County, MD, COP, “B”, 8.15%, 2/15/2021	450,000	561,821
Howard County, MD, COP, “C”, 8%, 8/15/2019	680,000	784,475
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2032	1,265,000	1,458,305
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2033	750,000	860,123
Maryland Stadium Authority Rev., Baltimore City Public Schools Construction and Revitalization Program, 5%, 5/01/2041	500,000	564,555
		$5,602,110
State & Local Agencies - 1.8%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	$665,000	$531,348
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	370,000	399,722
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	180,000	200,882
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	385,000	438,712
		$1,570,664
Tax - Other - 1.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$325,000	$359,609
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	45,000	50,086
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	110,000	110,212

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	$635,000	$666,407
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	210,000	224,440
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	210,000	227,783
		$1,638,537
Tax Assessment - 4.2%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/2040	$350,000	$361,623
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/2040	300,000	309,975
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038	400,000	411,560
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 7/01/2036	233,000	232,376
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 7/01/2040	1,500,000	1,630,020
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/2044	230,000	234,354
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/2034	485,000	489,559
		$3,669,467
Tobacco - 1.5%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$215,000	$244,182
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	165,000	157,075
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	930,000	904,388
		$1,305,645
Toll Roads - 0.1%
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	$85,000	$96,390

Transportation - Special Tax - 4.9%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	$1,365,000	$1,455,964
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	760,000	780,611
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	345,000	363,219
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	50,000	52,354

43

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Maryland Department of Transportation, Consolidated Transportation Refunding Rev., 5%, 2/15/2023	$1,000,000	$1,181,990
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/2032	485,000	522,292
		$4,356,430
Universities - Colleges - 8.1%
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/2034	$500,000	$550,260
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 7/01/2037	1,500,000	1,711,125
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/2032	500,000	563,855
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art Issue), 5%, 6/01/2033	450,000	490,720
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/2035	1,000,000	1,044,980
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2030	150,000	167,398
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/2032	440,000	487,164
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	290,000	300,008
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	435,000	359,140
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	30,000	27,848
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	122,367
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	85,000	82,820
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,173,870
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	110,000	114,777
		$7,196,332
Universities - Dormitories - 2.5%
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, Baltimore Project), 5%, 7/01/2031	$500,000	$540,650

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	$750,000	$851,385
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2027	500,000	535,875
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/2030	300,000	317,451
		$2,245,361
Utilities - Investor Owned - 0.8%
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	$750,000	$746,145

Utilities - Municipal Owned - 0.8%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	$460,000	$521,658
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	185,000	203,552
		$725,210
Utilities - Other - 1.4%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$400,000	$432,980
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	195,000	217,634
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	100,000	114,012
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	140,000	160,103
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	235,000	256,610
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	55,000	58,615
		$1,239,954
Water & Sewer Utility Revenue - 8.9%
Baltimore, MD, Refunding Rev. (Mayor and City Council of Baltimore Water Projects), “B”, 5%, 7/01/2042	$1,320,000	$1,469,081
Baltimore, MD, Rev., LEVRRS, FRN, NATL, 9.811%, 7/01/2020 (p)	2,200,000	2,493,304
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 7/01/2020	650,000	693,329
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	20,000	21,199
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	105,000	110,391
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	205,000	225,219
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	205,000	219,376

44

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Maryland Water Quality Financing Administration Revolving Loan Fund Rev., 5%, 3/01/2021	$645,000	$733,907
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	25,000	27,567
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	30,000	32,657
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	15,000	16,642
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	35,000	38,712

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	$50,000	$63,597
Montgomery County, MD, Water Quality Protection Charge Rev., “A”, 5%, 4/01/2032	1,125,000	1,235,047
Paulding County, GA, Water & Sewer Rev., Refunding & Improvement, 3%, 12/01/2048	550,000	461,296
		$7,841,324
Total Municipal Bonds (Identified Cost, $83,765,502)		$86,867,687

Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $628,047)	628,060	$627,997
Total Investments (Identified Cost, $84,393,549)		$87,495,684

Other Assets, Less Liabilities - 1.1%		1,002,352
Net Assets - 100.0%		$88,498,036

See Portfolio Footnotes and Notes to Financial Statements

45

PORTFOLIO OF INVESTMENTS

3/31/17

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.7%

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - 8.0%
Boston, MA, “B”, 4%, 4/01/2021	$1,870,000	$2,058,889
Commonwealth of Massachusetts Consolidated Loan, Series I, 5%, 12/01/2034	1,000,000	1,163,970
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2023	1,000,000	1,203,240
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/2028	2,225,000	2,781,873
Commonwealth of Massachusetts, “C”, AMBAC, 5%, 8/01/2032 (Prerefunded 8/01/2017)	4,815,000	4,882,265
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	640,000	688,544
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	410,000	427,560
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	685,000	781,832
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	395,000	405,835
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	75,000	86,063
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	1,005,000	1,011,462
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	825,000	834,958
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	510,000	513,590
State of California, 6%, 11/01/2039	1,555,000	1,742,440
		$18,582,521
General Obligations - Schools - 0.5%
San Marcos,CA, Unified School District (Election of 2010), Capital Appreciation, “C”, 0%, 8/01/2038	$3,375,000	$1,210,714

Healthcare Revenue - Hospitals - 17.1%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$1,315,000	$1,437,045
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	235,000	250,867
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	345,000	364,482
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	745,000	818,248
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	520,000	573,404

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), “N”, 5%, 7/01/2044	$2,000,000	$2,173,180
Massachusetts Development Finance Agency Rev. (Caregroup), “I”, 5%, 7/01/2036	1,000,000	1,115,930
Massachusetts Development Finance Agency Rev. (Children’s Hospital), “P”, 5%, 10/01/2032	1,000,000	1,147,900
Massachusetts Development Finance Agency Rev. (Dana-Farber Cancer Institute), “N”, 5%, 12/01/2036	1,690,000	1,893,358
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2030	2,000,000	2,274,720
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/2043	1,000,000	1,096,390
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), 5%, 7/01/2032 (Prerefunded 7/01/2017)	1,050,000	1,061,088
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), 5%, 7/01/2032	950,000	959,063
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2041	1,500,000	1,657,680
Massachusetts Development Finance Agency Rev. (South Shore Hospital), “I”, 5%, 7/01/2041	2,000,000	2,185,600
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/2032	1,000,000	1,164,290
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2041	1,850,000	1,978,464
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	2,000,000	2,180,280
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 7/01/2036	500,000	545,430
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), “E-1”, 5.125%, 7/01/2038 (Prerefunded 7/01/2018)	2,000,000	2,102,720
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.25%, 12/01/2039	1,500,000	1,632,600
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.5%, 12/01/2039	1,000,000	1,092,420
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 12/01/2037	2,000,000	2,107,620

46

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic), “D”, 5.25%, 8/15/2037 (Prerefunded 8/15/2017)	$1,550,000	$1,575,699
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J1”, 5%, 7/01/2034	1,375,000	1,480,751
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J-1”, 5%, 7/01/2039	2,000,000	2,149,660
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 7/01/2029	1,000,000	1,051,750
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	430,000	476,642
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	655,000	733,954
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	30,000	31,150
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	185,186
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	395,000	445,414
		$39,942,985
Healthcare Revenue - Long Term Care - 1.9%
Massachusetts Development Finance Agency First Mortgage Rev. (Berkshire Retirement Community), 5%, 7/01/2031	$1,000,000	$1,111,170
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/2037	500,000	504,915
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 12/01/2030	525,000	565,519
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A”, 4.68%, 11/15/2021	200,000	199,456
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/2039	352,582	363,389
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/2046	18,820	17,696
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “B”, 0%, 11/15/2056	93,608	467
Massachusetts Development Finance Agency Rev. (Loomis Communities), “A”, 6%, 1/01/2033	500,000	544,980
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043	1,000,000	1,048,980

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	$20,000	$22,910
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	130,000	150,090
		$4,529,572
Human Services - 0.5%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 1/01/2035	$1,200,000	$1,200,720

Industrial Revenue - Environmental Services - 0.7%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	$1,535,000	$1,541,017

Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$1,135,000	$1,362,363

Miscellaneous Revenue - Other - 7.7%
Martha’s Vineyard, MA, Land Bank Rev., BAM, 5%, 5/01/2031	$400,000	$453,892
Massachusetts Development Finance Agency Rev., 5.5%, 9/01/2020 (Prerefunded 9/01/2018)	1,205,000	1,279,891
Massachusetts Development Finance Agency Rev. (The Broad Institute, Inc.), “A”, 5.25%, 4/01/2037	2,000,000	2,232,160
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 6/01/2034	1,500,000	1,573,980
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2030 (Prerefunded 7/01/2020)	3,500,000	3,910,725
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/2040 (Prerefunded 7/01/2020)	1,700,000	1,899,495
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 7/01/2024	2,000,000	2,018,080
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	3,000,000	3,238,770
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,095,000	1,233,254
		$17,840,247
Multi-Family Housing Revenue - 4.1%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 12/15/2024	$1,115,000	$1,116,840

47

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 12/15/2023	$2,345,000	$2,355,060
Massachusetts Housing Finance Agency Rev., “A”, FHA, 5.25%, 12/01/2035	1,000,000	1,073,130
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 12/01/2049	1,680,000	1,724,150
Massachusetts Housing Finance Agency, “B”, 5.25%, 12/01/2030	550,000	563,068
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.75%, 12/01/2030	1,425,000	1,505,997
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.875%, 12/01/2032	1,190,000	1,251,464
		$9,589,709
Parking - 1.5%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/2036	$3,000,000	$3,384,180

Sales & Excise Tax Revenue - 5.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$985,000	$1,087,903
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2024	1,590,000	1,900,336
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	1,850,000	2,307,431
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2031	2,000,000	2,497,440
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, “A-2”, 0%, 7/01/2034 (Prerefunded 7/01/2017)	4,000,000	1,778,960
Massachusetts School Building Authority, Dedicated Sales Tax Rev., AMBAC, 4.75%, 8/15/2032 (Prerefunded 8/15/2017)	2,000,000	2,029,760
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, AMBAC, 4.5%, 8/15/2035 (Prerefunded 8/15/2017)	950,000	963,148
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	10,987
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	615,000	398,225
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	755,000	86,825
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	480,000	109,488
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	130,000	24,714

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	$2,630,000	$471,270
		$13,666,487
Secondary Schools - 4.3%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ’’A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	$665,000	$761,126
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.375%, 9/01/2031 (Prerefunded 9/01/2017)	1,080,000	1,095,801
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.5%, 9/01/2036 (Prerefunded 9/01/2017)	1,000,000	1,015,210
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2030	500,000	552,150
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2031	1,015,000	1,114,612
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 4.75%, 5/01/2032 (Prerefunded 5/01/2017)	995,000	998,333
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 4.75%, 5/01/2032	135,000	135,162
Massachusetts Development Finance Agency Rev. (Dexter Southfield), 5%, 5/01/2037	240,000	240,607
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 7/01/2030	870,000	930,674
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 9/01/2028	1,000,000	1,119,790
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2033	2,000,000	2,120,780
		$10,084,245
State & Local Agencies - 6.0%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	$1,400,000	$1,118,628
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 5/01/2022	8,310,000	7,445,511
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	275,000	314,570
Massachusetts College Building Authority Rev., “A”, 5.5%, 5/01/2049 (Prerefunded 5/01/2019)	1,680,000	1,831,704
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/2029	2,000,000	2,293,480
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/2032	760,000	866,134
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	20,000	22,541
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	60,000	66,964

48

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	$70,000	$77,607
		$14,037,139
Student Loan Revenue - 4.8%
Massachusetts Educational Financing Authority, “J”, 5.625%, 7/01/2029	$1,270,000	$1,373,822
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	2,000,000	2,047,680
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	820,000	857,523
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 1/01/2028	580,000	611,825
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	3,000,000	3,253,470
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 1/01/2026	765,000	799,502
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 1/01/2027	360,000	369,187
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	1,000,000	896,250
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 4.5%, 7/01/2024	1,025,000	1,076,968
		$11,286,227
Tax - Other - 2.4%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$260,000	$287,687
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	85,000	94,607
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	365,000	394,613
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	230,000	247,130
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	225,000	241,387
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	120,000	128,640
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	370,000	394,509
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 1/01/2023	1,585,000	1,879,176
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	295,000	295,569

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	$765,000	$801,942
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	815,000	855,310
		$5,620,570
Tobacco - 1.6%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$1,335,000	$1,516,200
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	330,000	314,150
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	1,835,000	1,784,464
		$3,614,814
Toll Roads - 1.3%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/2032	$2,600,000	$2,831,686
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	245,000	277,830
		$3,109,516
Transportation - Special Tax - 3.4%
Commonwealth of Massachusetts Transportation Fund Rev. (Rail Enhancement & Accelerated Bridge Programs), “A”, 5%, 6/01/2036	$2,850,000	$3,291,379
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	160,000	158,509
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	275,000	285,420
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	560,000	595,756
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	280,000	282,719
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038 (Prerefunded ) (Put Date )	2,130,000	2,187,766
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	190,000	198,244
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	495,000	521,141
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	420,000	449,807
		$7,970,741

49

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - 19.9%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	$2,005,000	$2,116,197
Massachusetts Development Finance Agency Rev. (Bentley University), 5%, 7/01/2040	1,500,000	1,678,920
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 10/01/2029 (Prerefunded 10/01/2019)	2,165,000	2,368,423
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5.25%, 1/01/2042	2,000,000	2,200,080
Massachusetts Development Finance Agency Rev. (Emmanuel College), “A”, 5%, 10/01/2043	2,000,000	2,151,880
Massachusetts Development Finance Agency Rev. (Holy Cross), “A”, 5%, 9/01/2041	2,040,000	2,325,784
Massachusetts Development Finance Agency Rev. (New England Conservatory of Music), 5.25%, 7/01/2038 (Prerefunded 7/01/2018)	2,000,000	2,104,520
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 10/01/2026	2,250,000	2,582,077
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2035	150,000	164,013
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2036	850,000	927,171
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 7/01/2040	1,000,000	1,044,920
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	2,000,000	2,146,980
Massachusetts Development Finance Agency Rev. (Western New England University), 5%, 9/01/2031	1,110,000	1,213,507
Massachusetts Development Finance Agency Rev. (Wheelock College), “C”, 5.25%, 10/01/2037	1,500,000	1,519,815
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2027 (Prerefunded 10/01/2017)	840,000	857,758
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2027	65,000	66,212
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2037 (Prerefunded 10/01/2017)	1,860,000	1,899,320
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College), 5%, 10/01/2037	140,000	142,607
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/2027	1,735,000	2,196,267
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/2036 (Prerefunded 11/15/2018)	1,135,000	1,217,163

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), “A”, 5.5%, 11/15/2036 (Prerefunded 11/15/2018)	$365,000	$391,422
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 7/01/2039 (Prerefunded 7/01/2019)	1,000,000	1,091,260
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “A”, 5%, 7/01/2038 (Prerefunded 7/01/2017)	750,000	757,995
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	1,000,000	1,268,560
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 10/01/2035	1,500,000	1,645,245
Massachusetts Health & Educational
Facilities Authority Rev. (Stonehill College), 4.875%, 7/01/2027	250,000	265,703
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/2028	640,000	682,458
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/2029	300,000	319,389
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/2030	2,000,000	2,191,140
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	1,075,000	884,370
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	1,140,000	941,195
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	295,000	327,925
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	310,000	312,626
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	110,000	102,108
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	370,000	335,375
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	75,000	51,170
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	35,000	23,651

50

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	$325,000	$352,778
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/2039	3,000,000	3,399,090
		$46,267,074
Universities - Dormitories - 0.9%
Massachusetts State Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2041	$1,000,000	$1,065,370
Massachusetts State Development Finance Agency Rev., Provident Commonwealth Education Resources Issue (Umass Boston Student Housing Project), 5%, 10/01/2048	1,000,000	1,059,730
		$2,125,100
Utilities - Investor Owned - 0.5%
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	$1,000,000	$1,094,350

Utilities - Municipal Owned - 0.5%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$590,000	$627,453
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	200,000	219,778
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	235,000	257,264
Puerto Rico Electric Power Authority Rev., “VV”, 5.25%, 7/01/2029	160,000	168,877
		$1,273,372
Utilities - Other - 1.0%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$805,000	$871,372
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	405,000	452,008
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	210,000	239,425

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	$480,000	$524,141
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	160,000	170,517
		$2,257,463
Water & Sewer Utility Revenue - 3.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$90,000	$92,233
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	225,000	228,897
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	305,000	322,901
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2027	1,280,000	1,602,637
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/2033	2,000,000	2,500,840
Massachusetts Water Pollution Abatement Trust (MWRA Program), “A”, 5%, 8/01/2032	75,000	75,239
Massachusetts Water Resouces Authority, General Rev., “B”, 5.25%, 8/01/2030	620,000	773,772
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	595,000	749,319
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 8/01/2031	1,625,000	2,024,636
		$8,370,474
Total Municipal Bonds (Identified Cost, $216,154,614)		$229,961,600

Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $1,735,232)	1,735,298	$1,735,125
Total Investments (Identified Cost, $217,889,846)		$231,696,725

Other Assets, Less Liabilities - 0.6%		1,283,333
Net Assets - 100.0%		$232,980,058

See Portfolio Footnotes and Notes to Financial Statements

51

Portfolio of Investments – continued

Portfolio Footnotes:

(p)	Primary inverse floater.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
GNMA	Government National Mortgage Assn.
LEVRRS	Leveraged Reverse Rate Security
LOC	Letter of Credit
NATL	National Public Finance Guarantee Corp.
RIBS	Residual Interest Bonds
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

52

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/17

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$57,153,179	$154,435,925	$308,440,039
Underlying affiliated funds, at identified cost	412,830	2,038,216	4,874,597
Total investments, at identified cost	$57,566,009	$156,474,141	$313,314,636
Unrealized appreciation (depreciation) on non-affiliated issuers	2,079,503	3,504,630	18,185,663
Unrealized appreciation (depreciation) on underlying affiliated funds	(19)	(72)	(103)
Total investments, at value	$59,645,493	$159,978,699	$331,500,196
Receivables for
Investments sold	40,000	170,000	187,521
Fund shares sold	30,997	154,454	750,306
Interest	691,498	2,098,115	4,177,902
Receivable from investment adviser	20,332	—	—
Other assets	460	931	1,607
Total assets	$60,428,780	$162,402,199	$336,617,532

Liabilities
Payables for
Distributions	$27,730	$35,137	$168,750
Investments purchased	20,705	—	4,449,372
Fund shares reacquired	73,009	233,067	1,539,962
Payable to affiliates
Investment adviser	—	4,123	8,355
Shareholder servicing costs	16,809	49,285	99,459
Distribution and service fees	553	2,590	3,733
Payable for independent Trustees’ compensation	2,089	2,015	7,326
Accrued expenses and other liabilities	61,754	68,583	78,983
Total liabilities	$202,649	$394,800	$6,355,940
Net assets	$60,226,131	$162,007,399	$330,261,592

Net assets consist of
Paid-in capital	$59,636,744	$163,237,455	$319,983,909
Unrealized appreciation (depreciation) on investments	2,079,484	3,504,558	18,185,560
Accumulated net realized gain (loss) on investments	(1,518,142)	(4,779,862)	(7,937,958)
Undistributed net investment income	28,045	45,248	30,081
Net assets	$60,226,131	$162,007,399	$330,261,592

53

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$53,883,108	$145,392,411	$251,271,003
Class B	467,375	5,881,945	2,672,024
Class C	—	—	33,949,777
Class I	5,875,648	10,733,043	42,368,788
Total net assets	$60,226,131	$162,007,399	$330,261,592

Shares of beneficial interest outstanding
Class A	5,324,895	14,949,974	42,257,408
Class B	46,177	604,259	449,264
Class C	—	—	5,689,942
Class I	609,190	1,111,813	4,376,468
Total shares of beneficial interest outstanding	5,980,262	16,666,046	52,773,082

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.12	$9.73	$5.95
Offering price per share (100 / 95.75 × net asset value per share)	$10.57	$10.16	$6.21

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.12	$9.73	$5.95

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$5.97

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.65	$9.65	$9.68

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

54

Statements of Assets and Liabilities – continued

At 3/31/17	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$64,662,583	$83,765,502	$216,154,614
Underlying affiliated funds, at identified cost	1,787,528	628,047	1,735,232
Total investments, at identified cost	$66,450,111	$84,393,549	$217,889,846
Unrealized appreciation (depreciation) on non-affiliated issuers	2,544,497	3,102,185	13,806,986
Unrealized appreciation (depreciation) on underlying affiliated funds	(68)	(50)	(107)
Total investments, at value	$68,994,540	$87,495,684	$231,696,725
Receivables for
Investments sold	—	30,000	—
Fund shares sold	204,923	115,397	157,478
Interest	834,562	1,080,220	2,977,659
Receivable from investment adviser	19,286	23,181	—
Receivable from distributor	—	—	8,398
Other assets	475	576	1,166
Total assets	$70,053,786	$88,745,058	$234,841,426

Liabilities
Payables for
Distributions	$17,673	$47,982	$119,116
Investments purchased	65,847	—	1,244,807
Fund shares reacquired	102,182	106,633	344,708
Payable to affiliates
Investment adviser	—	—	5,905
Shareholder servicing costs	15,856	22,111	69,248
Distribution and service fees	838	663	—
Payable for independent Trustees’ compensation	2,361	4,581	4,560
Accrued expenses and other liabilities	63,962	65,052	73,024
Total liabilities	$268,719	$247,022	$1,861,368
Net assets	$69,785,067	$88,498,036	$232,980,058

Net assets consist of
Paid-in capital	$68,951,568	$88,147,261	$224,007,944
Unrealized appreciation (depreciation) on investments	2,544,429	3,102,135	13,806,879
Accumulated net realized gain (loss) on investments	(1,687,673)	(2,988,917)	(4,880,495)
Accumulated undistributed (distributions in excess of) net investment income	(23,257)	237,557	45,730
Net assets	$69,785,067	$88,498,036	$232,980,058

55

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$61,228,853	$80,455,625	$207,000,838
Class B	1,104,995	1,605,245	2,508,815
Class I	7,451,219	6,437,166	23,470,405
Total net assets	$69,785,067	$88,498,036	$232,980,058

Shares of beneficial interest outstanding
Class A	5,732,589	7,476,354	18,781,111
Class B	103,077	149,231	227,211
Class I	769,288	663,077	2,433,014
Total shares of beneficial interest outstanding	6,604,954	8,288,662	21,441,336

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.68	$10.76	$11.02
Offering price per share (100 / 95.75 × net asset value per share)	$11.15	$11.24	$11.51

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.72	$10.76	$11.04

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.69	$9.71	$9.65

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

56

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/17

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund
Net investment income
Interest	$2,629,633	$6,801,109	$14,768,287
Dividends from underlying affiliated funds	6,405	8,149	23,153
Other	2,577	2,649	2,713
Total investment income	$2,638,615	$6,811,907	$14,794,153
Expenses
Management fee	$263,500	$748,400	$1,497,042
Distribution and service fees	144,306	449,222	1,054,412
Shareholder servicing costs	49,374	147,248	299,504
Administrative services fee	18,832	35,540	61,322
Independent Trustees’ compensation	3,264	5,516	11,238
Custodian fee	17,003	32,280	55,521
Reimbursement of custodian expenses	(8,332)	(8,528)	(9,824)
Shareholder communications	8,210	13,765	19,767
Audit and tax fees	52,330	52,377	52,440
Legal fees	8,770	7,310	13,170
Registration fees	52,218	56,217	69,423
Miscellaneous	16,249	19,557	24,133
Total expenses	$625,724	$1,558,904	$3,148,148
Fees paid indirectly	(14)	(23)	(70)
Reduction of expenses by investment adviser and distributor	(103,519)	(252,163)	(429,168)
Net expenses	$522,191	$1,306,718	$2,718,910
Net investment income	$2,116,424	$5,505,189	$12,075,243

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(273,663)	$(275,016)	$(417,140)
Underlying affiliated funds	(199)	(67)	(357)
Futures contracts	—	—	(84,317)
Net realized gain (loss) on investments	$(273,862)	$(275,083)	$(501,814)
Change in unrealized appreciation (depreciation) on investments	$(2,012,476)	$(5,940,829)	$(11,306,247)
Net realized and unrealized gain (loss) on investments	$(2,286,338)	$(6,215,912)	$(11,808,061)
Change in net assets from operations	$(169,914)	$(710,723)	$267,182

See Notes to Financial Statements

57

Statements of Operations – continued

Year ended 3/31/17	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income
Interest	$2,762,302	$3,924,067	$11,561,947
Dividends from underlying affiliated funds	5,301	7,508	11,685
Other	2,814	2,908	2,755
Total investment income	$2,770,417	$3,934,483	$11,576,387
Expenses
Management fee	$298,849	$393,289	$1,057,409
Distribution and service fees	164,915	227,443	581,133
Shareholder servicing costs	50,358	71,868	194,040
Administrative services fee	20,051	23,311	46,182
Independent Trustees’ compensation	3,306	3,800	10,838
Custodian fee	21,407	20,879	39,006
Reimbursement of custodian expenses	(8,899)	(9,532)	(9,734)
Shareholder communications	9,500	11,929	17,989
Audit and tax fees	52,333	52,342	52,401
Legal fees	5,165	11,401	6,858
Registration fees	52,775	53,606	56,234
Miscellaneous	17,776	17,096	20,734
Total expenses	$687,536	$877,432	$2,073,090
Fees paid indirectly	(6)	(17)	(3)
Reduction of expenses by investment adviser and distributor	(88,098)	(153,535)	(63,841)
Net expenses	$599,432	$723,880	$2,009,246
Net investment income	$2,170,985	$3,210,603	$9,567,141

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(99,499)	$(209,411)	$(134,058)
Underlying affiliated funds	(66)	25	(23)
Net realized gain (loss) on investments	$(99,565)	$(209,386)	$(134,081)
Change in unrealized appreciation (depreciation) on investments	$(2,204,006)	$(2,630,360)	$(9,582,493)
Net realized and unrealized gain (loss) on investments	$(2,303,571)	$(2,839,746)	$(9,716,574)
Change in net assets from operations	$(132,586)	$370,857	$(149,433)

See Notes to Financial Statements

58

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/17	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$2,116,424	$5,505,189	$12,075,243
Net realized gain (loss) on investments	(273,862)	(275,083)	(501,814)
Net unrealized gain (loss) on investments	(2,012,476)	(5,940,829)	(11,306,247)
Change in net assets from operations	$(169,914)	$(710,723)	$267,182

Distributions declared to shareholders
From net investment income	$(2,067,384)	$(5,261,045)	$(11,265,295)
Change in net assets from fund share transactions	$8,843,324	$1,004,996	$22,660,872
Total change in net assets	$6,606,026	$(4,966,772)	$11,662,759

Net assets
At beginning of period	53,620,105	166,974,171	318,598,833
At end of period	$60,226,131	$162,007,399	$330,261,592
Undistributed net investment income included in net assets at end of period	$28,045	$45,248	$30,081

Year ended 3/31/17	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,170,985	$3,210,603	$9,567,141
Net realized gain (loss) on investments	(99,565)	(209,386)	(134,081)
Net unrealized gain (loss) on investments	(2,204,006)	(2,630,360)	(9,582,493)
Change in net assets from operations	$(132,586)	$370,857	$(149,433)

Distributions declared to shareholders
From net investment income	$(2,044,021)	$(3,009,536)	$(8,488,610)
Change in net assets from fund share transactions	$9,550,557	$6,983,288	$11,809,759
Total change in net assets	$7,373,950	$4,344,609	$3,171,716

Net assets
At beginning of period	62,411,117	84,153,427	229,808,342
At end of period	$69,785,067	$88,498,036	$232,980,058
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(23,257)	$237,557	$45,730

See Notes to Financial Statements

59

Statements of Changes in Net Assets – continued

Year ended 3/31/16	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$1,981,021	$5,669,519	$10,845,964
Net realized gain (loss) on investments	224,441	132,887	1,568,260
Net unrealized gain (loss) on investments	(273,374)	(352,618)	2,722,688
Change in net assets from operations	$1,932,088	$5,449,788	$15,136,912

Distributions declared to shareholders
From net investment income	$(1,892,286)	$(5,006,460)	$(10,375,975)
Change in net assets from fund share transactions	$(185,105)	$(9,811,632)	$23,914,502
Total change in net assets	$(145,303)	$(9,368,304)	$28,675,439

Net assets
At beginning of period	53,765,408	176,342,475	289,923,394
At end of period	$53,620,105	$166,974,171	$318,598,833
Undistributed net investment income included in net assets at end of period	$116,276	$48,438	$50,074

Year ended 3/31/16	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$1,978,971	$3,031,865	$8,231,268
Net realized gain (loss) on investments	11,112	(61,364)	1,215,646
Net unrealized gain (loss) on investments	(60,425)	(436,553)	(1,174,230)
Change in net assets from operations	$1,929,658	$2,533,948	$8,272,684

Distributions declared to shareholders
From net investment income	$(1,927,934)	$(2,895,526)	$(7,786,435)
Change in net assets from fund share transactions	$1,558,897	$(4,247,372)	$(3,548,497)
Total change in net assets	$1,560,621	$(4,608,950)	$(3,062,248)

Net assets
At beginning of period	60,850,496	88,762,377	232,870,590
At end of period	$62,411,117	$84,153,427	$229,808,342
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(22,083)	$178,532	$30,756

See Notes to Financial Statements

60

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.49		$10.48	$10.11	$10.70	$10.50

Income (loss) from investment operations
Net investment income (d)	$0.37	(c)	$0.39	$0.38	$0.40	$0.40
Net realized and unrealized gain (loss) on investments	(0.37)		(0.01)	0.36	(0.60)	0.19
Total from investment operations	$0.00	(w)	$0.38	$0.74	$(0.20)	$0.59

Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.37)	$(0.37)	$(0.39)	$(0.39)
Net asset value, end of period (x)	$10.12		$10.49	$10.48	$10.11	$10.70
Total return (%) (r)(s)(t)(x)	(0.07	)(c)	3.75	7.37	(1.83)	5.63

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	(c)	1.06	1.09	1.05	0.96
Expenses after expense reductions (f)	0.89	(c)	0.93	0.93	0.93	0.93
Net investment income	3.61	(c)	3.76	3.69	3.94	3.74
Portfolio turnover	15		16	22	15	10
Net assets at end of period (000 omitted)	$53,883		$52,956	$53,140	$53,245	$70,432

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.49		$10.48	$10.11	$10.70	$10.50

Income (loss) from investment operations
Net investment income (d)	$0.30	(c)	$0.31	$0.30	$0.32	$0.32
Net realized and unrealized gain (loss) on investments	(0.38)		(0.01)	0.36	(0.60)	0.19
Total from investment operations	$(0.08)		$0.30	$0.66	$(0.28)	$0.51

Less distributions declared to shareholders
From net investment income	$(0.29)		$(0.29)	$(0.29)	$(0.31)	$(0.31)
Net asset value, end of period (x)	$10.12		$10.49	$10.48	$10.11	$10.70
Total return (%) (r)(s)(t)(x)	(0.81	)(c)	2.97	6.57	(2.56)	4.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	(c)	1.81	1.84	1.80	1.71
Expenses after expense reductions (f)	1.65	(c)	1.68	1.68	1.68	1.68
Net investment income	2.86	(c)	2.99	2.92	3.18	2.99
Portfolio turnover	15		16	22	15	10
Net assets at end of period (000 omitted)	$467		$614	$626	$664	$1,133

See Notes to Financial Statements

61

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.38	(c)
Net realized and unrealized gain (loss) on investments	(0.36)
Total from investment operations	$0.02

Less distributions declared to shareholders
From net investment income	$(0.37)
Net asset value, end of period (x)	$9.65
Total return (%) (r)(s)(t)(x)	0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	(c)
Expenses after expense reductions (f)	0.64	(c)
Net investment income	3.84	(c)
Portfolio turnover	15
Net assets at end of period (000 omitted)	$5,876
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

62

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.07		$10.04	$9.66	$10.23	$10.17

Income (loss) from investment operations
Net investment income (d)	$0.33	(c)	$0.34	$0.32	$0.34	$0.37
Net realized and unrealized gain (loss) on investments	(0.35)		(0.01)	0.37	(0.58)	0.05
Total from investment operations	$(0.02)		$0.33	$0.69	$(0.24)	$0.42

Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.30)	$(0.31)	$(0.33)	$(0.36)
Net asset value, end of period (x)	$9.73		$10.07	$10.04	$9.66	$10.23
Total return (%) (r)(s)(t)(x)	(0.25	)(c)	3.36	7.21	(2.32)	4.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	(c)	0.90	0.90	0.89	0.86
Expenses after expense reductions (f)	0.76	(c)	0.74	0.74	0.74	0.71
Net investment income	3.33	(c)	3.41	3.25	3.48	3.59
Portfolio turnover	17		11	20	19	16
Net assets at end of period (000 omitted)	$145,392		$160,133	$169,354	$172,590	$232,510

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.08		$10.05	$9.67	$10.24	$10.18

Income (loss) from investment operations
Net investment income (d)	$0.26	(c)	$0.26	$0.25	$0.26	$0.29
Net realized and unrealized gain (loss) on investments	(0.37)		(0.01)	0.36	(0.58)	0.04
Total from investment operations	$(0.11)		$0.25	$0.61	$(0.32)	$0.33

Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.22)	$(0.23)	$(0.25)	$(0.27)
Net asset value, end of period (x)	$9.73		$10.08	$10.05	$9.67	$10.24
Total return (%) (r)(s)(t)(x)	(1.10	)(c)	2.58	6.40	(3.06)	3.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	(c)	1.65	1.65	1.64	1.61
Expenses after expense reductions (f)	1.52	(c)	1.51	1.50	1.51	1.50
Net investment income	2.57	(c)	2.65	2.49	2.71	2.80
Portfolio turnover	17		11	20	19	16
Net assets at end of period (000 omitted)	$5,882		$6,791	$6,989	$7,234	$9,435

See Notes to Financial Statements

63

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.34	(c)
Net realized and unrealized gain (loss) on investments	(0.37)
Total from investment operations	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.32)
Net asset value, end of period (x)	$9.65
Total return (%) (r)(s)(t)(x)	(0.28	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	(c)
Expenses after expense reductions (f)	0.67	(c)
Net investment income	3.43	(c)
Portfolio turnover	17
Net assets at end of period (000 omitted)	$10,733
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

64

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$6.14		$6.05	$5.74	$6.05	$5.84

Income (loss) from investment operations
Net investment income (d)	$0.23	(c)	$0.23	$0.23	$0.24	$0.23
Net realized and unrealized gain (loss) on investments	(0.21)		0.08	0.30	(0.32)	0.21
Total from investment operations	$0.02		$0.31	$0.53	$(0.08)	$0.44

Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.22)	$(0.22)	$(0.23)	$(0.23)
Net asset value, end of period (x)	$5.95		$6.14	$6.05	$5.74	$6.05
Total return (%) (r)(s)(t)(x)	0.33	(c)	5.23	9.38	(1.20)	7.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	(c)	0.88	0.87	0.87	0.85
Expenses after expense reductions (f)	0.72	(c)	0.72	0.72	0.72	0.70
Net investment income	3.72	(c)	3.78	3.82	4.17	3.90
Portfolio turnover	17		18	24	26	20
Net assets at end of period (000 omitted)	$251,271		$281,670	$255,482	$232,451	$288,367

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$6.14		$6.05	$5.74	$6.05	$5.84

Income (loss) from investment operations
Net investment income (d)	$0.18	(c)	$0.18	$0.18	$0.19	$0.19
Net realized and unrealized gain (loss) on investments	(0.20)		0.08	0.31	(0.31)	0.20
Total from investment operations	$(0.02)		$0.26	$0.49	$(0.12)	$0.39

Less distributions declared to shareholders
From net investment income	$(0.17)		$(0.17)	$(0.18)	$(0.19)	$(0.18)
Net asset value, end of period (x)	$5.95		$6.14	$6.05	$5.74	$6.05
Total return (%) (r)(s)(t)(x)	(0.43	)(c)	4.43	8.55	(1.96)	6.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	(c)	1.63	1.62	1.62	1.60
Expenses after expense reductions (f)	1.49	(c)	1.49	1.48	1.49	1.48
Net investment income	2.95	(c)	3.03	3.07	3.40	3.12
Portfolio turnover	17		18	24	26	20
Net assets at end of period (000 omitted)	$2,672		$3,131	$3,535	$3,976	$5,176

See Notes to Financial Statements

65

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$6.16		$6.07	$5.76	$6.07	$5.86

Income (loss) from investment operations
Net investment income (d)	$0.17	(c)	$0.17	$0.17	$0.19	$0.18
Net realized and unrealized gain (loss) on investments	(0.20)		0.08	0.31	(0.32)	0.20
Total from investment operations	$(0.03)		$0.25	$0.48	$(0.13)	$0.38

Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.16)	$(0.17)	$(0.18)	$(0.17)
Net asset value, end of period (x)	$5.97		$6.16	$6.07	$5.76	$6.07
Total return (%) (r)(s)(t)(x)	(0.55	)(c)	4.27	8.37	(2.08)	6.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	(c)	1.63	1.62	1.62	1.60
Expenses after expense reductions (f)	1.62	(c)	1.62	1.62	1.62	1.60
Net investment income	2.82	(c)	2.87	2.91	3.26	2.99
Portfolio turnover	17		18	24	26	20
Net assets at end of period (000 omitted)	$33,950		$33,748	$30,907	$28,672	$35,120

						Year ended
Class I						3/31/17(i)
Net asset value, beginning of period						$10.00

Income (loss) from investment operations
Net investment income (d)						$0.38	(c)
Net realized and unrealized gain (loss) on investments						(0.36)
Total from investment operations						$0.02

Less distributions declared to shareholders
From net investment income						$(0.34)
Net asset value, end of period (x)						$9.68
Total return (%) (r)(s)(t)(x)						0.20	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)						0.63	(c)
Expenses after expense reductions (f)						0.63	(c)
Net investment income						3.83	(c)
Portfolio turnover						17
Net assets at end of period (000 omitted)						$42,369
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

66

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.02		$11.02	$10.58	$11.18	$10.96

Income (loss) from investment operations
Net investment income (d)	$0.36	(c)	$0.36	$0.37	$0.38	$0.38
Net realized and unrealized gain (loss) on investments	(0.36)		(0.01)	0.42	(0.62)	0.21
Total from investment operations	$0.00	(w)	$0.35	$0.79	$(0.24)	$0.59

Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.35)	$(0.35)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$10.68		$11.02	$11.02	$10.58	$11.18
Total return (%) (r)(s)(t)(x)	(0.06	)(c)	3.28	7.53	(2.09)	5.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	(c)	1.03	1.04	1.01	0.96
Expenses after expense reductions (f)	0.90	(c)	0.95	0.95	0.95	0.95
Net investment income	3.26	(c)	3.32	3.37	3.54	3.41
Portfolio turnover	8		11	16	15	14
Net assets at end of period (000 omitted)	$61,229		$61,065	$59,289	$59,068	$80,336

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.06		$11.06	$10.62	$11.22	$11.00

Income (loss) from investment operations
Net investment income (d)	$0.28	(c)	$0.28	$0.29	$0.29	$0.30
Net realized and unrealized gain (loss) on investments	(0.36)		(0.01)	0.42	(0.61)	0.20
Total from investment operations	$(0.08)		$0.27	$0.71	$(0.32)	$0.50

Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.27)	$(0.27)	$(0.28)	$(0.28)
Net asset value, end of period (x)	$10.72		$11.06	$11.06	$10.62	$11.22
Total return (%) (r)(s)(t)(x)	(0.79	)(c)	2.50	6.70	(2.81)	4.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	(c)	1.78	1.78	1.76	1.70
Expenses after expense reductions (f)	1.66	(c)	1.70	1.70	1.70	1.70
Net investment income	2.52	(c)	2.56	2.61	2.76	2.64
Portfolio turnover	8		11	16	15	14
Net assets at end of period (000 omitted)	$1,105		$1,296	$1,561	$1,702	$2,382

See Notes to Financial Statements

67

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.35	(c)
Net realized and unrealized gain (loss) on investments	(0.33)
Total from investment operations	$0.02

Less distributions declared to shareholders
From net investment income	$(0.33)
Net asset value, end of period (x)	$9.69
Total return (%) (r)(s)(t)(x)	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	(c)
Expenses after expense reductions (f)	0.64	(c)
Net investment income	3.52	(c)
Portfolio turnover	8
Net assets at end of period (000 omitted)	$7,451
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

68

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.09		$11.13	$10.76	$11.47	$11.34

Income (loss) from investment operations
Net investment income (d)	$0.40	(c)	$0.39	$0.38	$0.42	$0.46
Net realized and unrealized gain (loss) on investments	(0.35)		(0.05)	0.36	(0.73)	0.09
Total from investment operations	$0.05		$0.34	$0.74	$(0.31)	$0.55

Less distributions declared to shareholders
From net investment income	$(0.38)		$(0.38)	$(0.37)	$(0.40)	$(0.42)
Net asset value, end of period (x)	$10.76		$11.09	$11.13	$10.76	$11.47
Total return (%) (r)(s)(t)(x)	0.43(c	)	3.09	6.99	(2.66)	4.86

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	(c)	0.98	0.97	0.96	0.92
Expenses after expense reductions (f)	0.82	(c)	0.87	0.95	0.95	0.92
Net investment income	3.68	(c)	3.57	3.46	3.85	4.00
Portfolio turnover	17		10	18	21	23
Net assets at end of period (000 omitted)	$80,456		$82,145	$86,455	$90,417	$110,729

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.08		$11.12	$10.75	$11.47	$11.33

Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.31	$0.30	$0.34	$0.37
Net realized and unrealized gain (loss) on investments	(0.34)		(0.06)	0.36	(0.74)	0.10
Total from investment operations	$(0.02)		$0.25	$0.66	$(0.40)	$0.47

Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.29)	$(0.29)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$10.76		$11.08	$11.12	$10.75	$11.47
Total return (%) (r)(s)(t)(x)	(0.23	)(c)	2.32	6.19	(3.47)	4.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	(c)	1.73	1.72	1.71	1.67
Expenses after expense reductions (f)	1.57	(c)	1.62	1.70	1.70	1.67
Net investment income	2.94	(c)	2.82	2.70	3.10	3.25
Portfolio turnover	17		10	18	21	23
Net assets at end of period (000 omitted)	$1,605		$1,958	$2,308	$2,198	$3,507

See Notes to Financial Statements

69

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.38	(c)
Net realized and unrealized gain (loss) on investments	(0.30)
Total from investment operations	$0.08

Less distributions declared to shareholders
From net investment income	$(0.37)
Net asset value, end of period (x)	$9.71
Total return (%) (r)(s)(t)(x)	0.78(c	)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(c)
Expenses after expense reductions (f)	0.57	(c)
Net investment income	3.85	(c)
Portfolio turnover	17
Net assets at end of period (000 omitted)	$6,437
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

70

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.43		$11.40	$10.92	$11.66	$11.44

Income (loss) from investment operations
Net investment income (d)	$0.46	(c)	$0.41	$0.40	$0.42	$0.43
Net realized and unrealized gain (loss) on investments	(0.46)		0.01	0.47	(0.76)	0.19
Total from investment operations	$0.00	(w)	$0.42	$0.87	$(0.34)	$0.62

Less distributions declared to shareholders
From net investment income	$(0.41)		$(0.39)	$(0.39)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$11.02		$11.43	$11.40	$10.92	$11.66
Total return (%) (r)(s)(t)(x)	(0.04	)(c)	3.78	8.02	(2.85)	5.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	(c)	0.88	0.86	0.87	0.85
Expenses after expense reductions (f)	0.85	(c)	0.85	0.84	0.85	0.85
Net investment income	4.06	(c)	3.66	3.58	3.80	3.64
Portfolio turnover	15		15	13	23	15
Net assets at end of period (000 omitted)	$207,001		$226,552	$229,134	$232,263	$296,895

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.45		$11.42	$10.94	$11.68	$11.46

Income (loss) from investment operations
Net investment income (d)	$0.37	(c)	$0.33	$0.32	$0.33	$0.34
Net realized and unrealized gain (loss) on investments	(0.46)		0.00 (w)	0.46	(0.75)	0.20
Total from investment operations	$(0.09)		$0.33	$0.78	$(0.42)	$0.54

Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.30)	$(0.30)	$(0.32)	$(0.32)
Net asset value, end of period (x)	$11.04		$11.45	$11.42	$10.94	$11.68
Total return (%) (r)(s)(t)(x)	(0.80	)(c)	2.98	7.18	(3.59)	4.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	(c)	1.63	1.61	1.62	1.60
Expenses after expense reductions (f)	1.62	(c)	1.62	1.60	1.62	1.60
Net investment income	3.29	(c)	2.88	2.81	3.02	2.88
Portfolio turnover	15		15	13	23	15
Net assets at end of period (000 omitted)	$2,509		$3,206	$3,737	$3,810	$5,095

See Notes to Financial Statements

71

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND – continued

	Year ended
Class I	3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.42	(c)
Net realized and unrealized gain (loss) on investments	(0.39)
Total from investment operations	$0.03

Less distributions declared to shareholders
From net investment income	$(0.38)
Net asset value, end of period (x)	$9.65
Total return (%) (r)(s)(t)(x)	0.30	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	(c)
Expenses after expense reductions (f)	0.63	(c)
Net investment income	4.30	(c)
Portfolio turnover	15
Net assets at end of period (000 omitted)	$23,470
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

72

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the funds’ current financial statement presentation and expects that each fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each fund’s financial position or its overall results of operations.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

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Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2017 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Investments at Value
Municipal Bonds	$—	$59,232,682	$—	$59,232,682
Mutual Funds	412,811	—	—	412,811
Total Investments	$412,811	$59,232,682	$—	$59,645,493

Arkansas Fund
Investments at Value
Municipal Bonds	$—	$157,940,555	$—	$157,940,555
Mutual Funds	2,038,144	—	—	2,038,144
Total Investments	$2,038,144	$157,940,555	$—	$159,978,699

California Fund
Investments at Value
Municipal Bonds	$—	$326,625,702	$—	$326,625,702
Mutual Funds	4,874,494	—	—	4,874,494
Total Investments	$4,874,494	$326,625,702	$—	$331,500,196

Georgia Fund
Investments at Value
Municipal Bonds	$—	$67,207,080	$—	$67,207,080
Mutual Funds	1,787,460	—	—	1,787,460
Total Investments	$1,787,460	$67,207,080	$—	$68,994,540

Maryland Fund
Investments at Value
Municipal Bonds	$—	$86,867,687	$—	$86,867,687
Mutual Funds	627,997	—	—	627,997
Total Investments	$627,997	$86,867,687	$—	$87,495,684

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Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Massachusetts Fund
Investments at Value
Municipal Bonds	$—	$229,961,600	$—	$229,961,600
Mutual Funds	1,735,125	—	—	1,735,125
Total Investments	$1,735,125	$229,961,600	$—	$231,696,725

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The California Fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the California Fund were futures contracts.

At March 31, 2017, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by this fund for the year ended March 31, 2017 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
California Fund	Interest Rate	$(84,316)

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Futures Contracts – The California Fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business,

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Notes to Financial Statements – continued

each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2017, is shown as a reduction of total expenses in the Statements of Operations.

Reimbursement of Expenses by Custodian – In December 2015, each fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to each fund is reflected as “Reimbursement of custodian expenses” in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/17	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$132,014	$243,704	$97,392	$596	$152,555	$6,322
Tax-exempt income	1,935,370	5,017,341	11,167,903	2,043,425	2,856,981	8,482,288
Total distributions	$2,067,384	$5,261,045	$11,265,295	$2,044,021	$3,009,536	$8,488,610

Year ended 3/31/16	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$82,966	$—	$403	$—	$—	$—
Tax-exempt income	1,809,320	5,006,460	10,375,572	1,927,934	2,895,526	7,786,435
Total distributions	$1,892,286	$5,006,460	$10,375,975	$1,927,934	$2,895,526	$7,786,435

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Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/17	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$57,197,410	$154,807,666	$311,347,743	$65,981,834	$83,681,678	$215,381,099
Gross appreciation	2,801,727	6,716,845	21,319,772	3,539,344	4,394,833	17,229,666
Gross depreciation	(353,644)	(1,545,812)	(1,167,319)	(526,638)	(580,827)	(914,040)
Net unrealized appreciation (depreciation)	$2,448,083	$5,171,033	$20,152,453	$3,012,706	$3,814,006	$16,315,626
Undistributed ordinary income	22,206	26,508	68,518	5,087	9,357	261,182
Undistributed tax-exempt income	198,174	435,582	969,886	163,325	505,986	545,368
Capital loss carryforwards	(1,886,741)	(6,446,337)	(9,904,851)	(2,155,950)	(3,700,788)	(7,389,242)
Other temporary differences	(192,335)	(416,842)	(1,008,323)	(191,669)	(277,786)	(760,820)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2017, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/18	$—	$—	$—	$(153,718)	$—	$—
3/31/19	(674,377)	(197,659)	(2,804,636)	(266,409)	(579,646)	(488,562)
Total	$(674,377)	$(197,659)	$(2,804,636)	$(420,127)	$(579,646)	$(488,562)

Post-enactment losses which are characterized as follows:
Short-Term	$(701,516)	$(2,507,720)	$(4,644,978)	$(1,120,401)	$(1,707,582)	$(4,819,532)
Long-Term	(510,848)	(3,740,958)	(2,455,237)	(615,422)	(1,413,560)	(2,081,148)
Total	$(1,212,364)	$(6,248,678)	$(7,100,215)	$(1,735,823)	$(3,121,142)	$(6,900,680)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund
	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16
Class A	$1,958,819	$1,873,436	$4,912,832	$4,853,954	$9,255,812	$9,449,143
Class B	15,243	18,850	155,180	152,506	81,828	87,437
Class C	—	—	—	—	925,440	839,395
Class I	93,322	—	193,033	—	1,002,215	—
Total	$2,067,384	$1,892,286	$5,261,045	$5,006,460	$11,265,295	$10,375,975

	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16
Class A	$1,879,136	$1,893,528	$2,886,657	$2,839,247	$7,962,405	$7,696,545
Class B	28,679	34,406	49,817	56,279	83,331	89,890
Class I	136,206	—	73,062	—	442,874	—
Total	$2,044,021	$1,927,934	$3,009,536	$2,895,526	$8,488,610	$7,786,435

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

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Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2017, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$4,129	$11,712	$23,438	$4,680	$6,162	$16,554

The management fee incurred for the year ended March 31, 2017 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.93%	0.95%	0.83%
Class B	1.68%	1.70%	1.58%
Class I	0.68%	0.70%	0.58%

For the Alabama Fund and the Georgia Fund, these written agreements terminated on July 31, 2016. For the period April 1, 2016 through July 31, 2016, these reductions amounted to $17,587 for the Alabama Fund and $8,806 for the Georgia Fund and are included in the reduction of total expenses in the Statements of Operations.

Effective August 1, 2016, for the Alabama Fund and the Georgia Fund, the investment adviser has agreed in writing to pay a portion of each fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.90% of each fund’s average daily net assets annually for Class A shares, 1.65% of each fund’s average daily net assets annually for Class B shares, and 0.65% of each fund’s average daily net assets annually for Class I shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the period August 1, 2016 through March 31, 2017, these reductions amounted to $80,657 for the Alabama Fund and $74,303 for the Georgia Fund and are included in the reduction of total expenses in the Statements of Operations.

For the Maryland Fund, this written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the year ended March 31, 2017, this reduction amounted to $144,383 for the Maryland Fund and is included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following for the year ended March 31, 2017, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$8,021	$12,918	$23,314	$9,589	$8,859	$12,262

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

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Notes to Financial Statements – continued

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$138,800
Arkansas Fund	—	0.25%	0.25%	0.10%	385,208
California Fund	—	0.25%	0.25%	0.10%	664,919
Georgia Fund	—	0.25%	0.25%	0.25%	152,602
Maryland Fund	—	0.25%	0.25%	0.25%	208,979
Massachusetts Fund	—	0.25%	0.25%	0.23%	551,678

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$5,506
Arkansas Fund	0.75%	0.25%	1.00%	0.86%	64,014
California Fund	0.75%	0.25%	1.00%	0.87%	30,221
Georgia Fund	0.75%	0.25%	1.00%	1.00%	12,313
Maryland Fund	0.75%	0.25%	1.00%	1.00%	18,464
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	29,455

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$359,272

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$144,306	$449,222	$1,054,412	$164,915	$227,443	$581,133

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2017, these rebates amounted to the following, and are included in the reduction of total expenses in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$1,146	$298	$2,769	$306	$2,990	$47,281
Class B	—	—	22	3	—	6
Class C	N/A	N/A	1	N/A	N/A	N/A

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the year ended March 31, 2017, this reduction amounted to $231,127 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will terminate on July 27, 2017. For the year ended March 31, 2017, this reduction amounted to $9,026 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.10% for all Class B shares.

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2018. For the year ended March 31, 2017, this reduction amounted to $398,955 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will terminate on July 27, 2017. For the year ended March 31, 2017, this reduction amounted to $3,983 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.10% for all Class B shares.

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Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2017, were as follows:

CDSC Imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$—	$—	$1,690	$—	$45	$—
Class B	3,640	6,519	4,353	1,841	5,310	3,159
Class C	N/A	N/A	6,583	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2017, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$3,569	$7,576	$21,571	$4,225	$12,979	$22,061
Percentage of average daily net assets	0.0061%	0.0045%	0.0065%	0.0064%	0.0148%	0.0094%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$45,805	$139,672	$277,933	$46,133	$58,889	$171,979

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2017 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0321%	0.0213%	0.0184%	0.0302%	0.0266%	0.0196%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2017 and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$254	$289	$831	$272	$698	$712

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$2,081	$1,990	$7,311	$2,353	$4,569	$4,537

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO

80

Notes to Financial Statements – continued

Agreement. For the year ended March 31, 2017, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$111	$321	$649	$129	$168	$460

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 31, 2016, MFS purchased the following fund shares as an initial investment in the class:

Fund	Class	Shares	Amount
Alabama Fund	Class I	5,000	$50,000
Arkansas Fund	Class I	5,000	50,000
California Fund	Class I	5,000	50,000
Georgia Fund	Class I	5,000	50,000
Maryland Fund	Class I	5,000	50,000
Massachusetts Fund	Class I	5,000	50,000

On June 29, 2016, MFS redeemed the following fund shares:

Fund	Class	Shares	Amount
Alabama Fund	Class I	5,030	$51,055
Arkansas Fund	Class I	5,024	50,992
California Fund	Class I	5,022	51,321
Georgia Fund	Class I	5,027	51,074
Maryland Fund	Class I	5,031	51,066
Massachusetts Fund	Class I	5,031	51,112

(4)	Portfolio Securities

For the year ended March 31, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$17,194,152	$28,427,144	$85,019,739	$14,217,069	$21,115,177	$47,212,396
Sales	$8,611,945	$28,122,114	$55,701,517	$5,393,140	$14,233,569	$34,815,666

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,202,064	$12,518,769	387,857	$4,035,183	2,394,543	$23,780,968	1,084,012	$10,817,755
Class B	6,066	63,913	6,791	70,382	16,605	166,391	23,027	230,431
Class I (b)	699,676	6,860,945	5,000	50,000	1,278,644	12,616,997	5,000	50,000
	1,907,806	$19,443,627	399,648	$4,155,565	3,689,792	$36,564,356	1,112,039	$11,098,186

Shares issued to shareholders in reinvestment of distributions
Class A	162,468	$1,679,790	152,201	$1,581,715	454,081	$4,515,454	440,288	$4,390,852
Class B	1,272	13,171	1,725	17,938	15,208	151,413	14,911	148,861
Class I (b)	5,829	56,795	—	—	11,642	114,074	—	—
	169,569	$1,749,756	153,926	$1,599,653	480,931	$4,780,941	455,199	$4,539,713

81

Notes to Financial Statements – continued

	Alabama Fund – continued				Arkansas Fund – continued
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,088,170)	$(11,164,502)	(562,518)	$(5,839,110)	(3,793,119)	$(37,545,068)	(2,498,419)	$(24,850,879)
Class B	(19,663)	(203,951)	(9,713)	(101,213)	(100,962)	(1,002,478)	(59,981)	(598,652)
Class I (b)	(101,315)	(981,606)	—	—	(183,473)	(1,792,755)	—	—
	(1,209,148)	$(12,350,059)	(572,231)	$(5,940,323)	(4,077,554)	$(40,340,301)	(2,558,400)	$(25,449,531)

Net change
Class A	276,362	$3,034,057	(22,460)	$(222,212)	(944,495)	$(9,248,646)	(974,119)	$(9,642,272)
Class B	(12,325)	(126,867)	(1,197)	(12,893)	(69,149)	(684,674)	(22,043)	(219,360)
Class I (b)	604,190	5,936,134	5,000	50,000	1,106,813	10,938,316	5,000	50,000
	868,227	$8,843,324	(18,657)	$(185,105)	93,169	$1,004,996	(991,162)	$(9,811,632)
	California Fund				Georgia Fund
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	8,748,031	$53,199,960	7,634,664	$46,051,331	1,263,150	$13,785,744	681,328	$7,449,002
Class B	77,190	478,408	79,112	477,772	10,899	118,935	5,501	60,195
Class C	1,131,193	6,982,755	858,706	5,216,358	—	—	—	—
Class I (b)	5,871,251	58,259,540	5,000	50,000	919,939	9,121,055	5,000	50,000
	15,827,665	$118,920,663	8,577,482	$51,795,461	2,193,988	$23,025,734	691,829	$7,559,197

Shares issued to shareholders in reinvestment of distributions
Class A	1,310,447	$7,978,939	1,291,376	$7,773,193	154,931	$1,689,184	150,135	$1,638,837
Class B	12,414	75,598	13,064	78,602	2,318	25,389	2,963	32,450
Class C	127,649	779,337	112,851	681,514	—	—	—	—
Class I (b)	42,757	420,130	—	—	9,750	95,551	—	—
	1,493,267	$9,254,004	1,417,291	$8,533,309	166,999	$1,810,124	153,098	$1,671,287

Shares reacquired
Class A	(13,680,386)	$(83,297,518)	(5,305,663)	$(31,854,262)	(1,224,697)	$(13,368,022)	(671,438)	$(7,316,059)
Class B	(150,118)	(904,953)	(167,019)	(1,001,282)	(27,279)	(297,686)	(32,454)	(355,528)
Class C	(1,047,074)	(6,306,663)	(588,065)	(3,558,724)	—	—	—	—
Class I (b)	(1,542,540)	(15,004,661)	—	—	(165,401)	(1,619,593)	—	—
	(16,420,118)	$(105,513,795)	(6,060,747)	$(36,414,268)	(1,417,377)	$(15,285,301)	(703,892)	$(7,671,587)

Net change
Class A	(3,621,908)	$(22,118,619)	3,620,377	$21,970,262	193,384	$2,106,906	160,025	$1,771,780
Class B	(60,514)	(350,947)	(74,843)	(444,908)	(14,062)	(153,362)	(23,990)	(262,883)
Class C	211,768	1,455,429	383,492	2,339,148	—	—	—	—
Class I (b)	4,371,468	43,675,009	5,000	50,000	764,288	7,597,013	5,000	50,000
	900,814	$22,660,872	3,934,026	$23,914,502	943,610	$9,550,557	141,035	$1,558,897

	Maryland Fund				Massachusetts Fund
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,500,986	$16,370,710	478,504	$5,271,861	3,060,263	$34,447,208	1,976,555	$22,379,581
Class B	8,889	99,358	6,154	67,374	10,371	117,463	17,398	197,551
Class I (b)	727,713	7,126,685	5,000	50,000	2,712,107	26,716,998	5,000	50,000
	2,237,588	$23,596,753	489,658	$5,389,235	5,782,741	$61,281,669	1,998,953	$22,627,132

82

Notes to Financial Statements – continued

	Maryland Fund – continued				Massachusetts Fund – continued
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	213,763	$2,345,726	204,501	$2,250,499	605,516	$6,827,590	567,584	$6,417,815
Class B	3,980	43,707	4,733	52,053	6,577	74,328	6,987	79,139
Class I (b)	4,585	44,922	—	—	25,150	245,651	—	—
	222,328	$2,434,355	209,234	$2,302,552	637,243	$7,147,569	574,571	$6,496,954

Shares reacquired
Class A	(1,647,823)	$(17,882,772)	(1,043,252)	$(11,480,021)	(4,714,104)	$(52,832,375)	(2,821,394)	$(31,863,872)
Class B	(40,320)	(440,084)	(41,688)	(459,138)	(69,854)	(783,967)	(71,573)	(808,711)
Class I (b)	(74,221)	(724,964)	—	—	(309,243)	(3,003,137)	—	—
	(1,762,364)	$(19,047,820)	(1,084,940)	$(11,939,159)	(5,093,201)	$(56,619,479)	(2,892,967)	$(32,672,583)

Net change
Class A	66,926	$833,664	(360,247)	$(3,957,661)	(1,048,325)	$(11,557,577)	(277,255)	$(3,066,476)
Class B	(27,451)	(297,019)	(30,801)	(339,711)	(52,906)	(592,176)	(47,188)	(532,021)
Class I (b)	658,077	6,446,643	5,000	50,000	2,428,014	23,959,512	5,000	50,000
	697,552	$6,983,288	(386,048)	$(4,247,372)	1,326,783	$11,809,759	(319,443)	$(3,548,497)

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2017, each fund’s commitment fee and interest expense were as follows, and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$398	$1,192	$2,356	$452	$616	$1,670
Interest Expense	—	—	—	—	—	—

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2017, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Alabama Fund	122,564	19,189,160	(18,898,871)	412,853
Arkansas Fund	810,312	37,117,212	(35,889,176)	2,038,348
California Fund	8,266,627	90,389,095	(93,780,741)	4,874,981
Georgia Fund	647,716	18,305,849	(17,165,926)	1,787,639
Maryland Fund	120,151	23,270,092	(22,762,183)	628,060
Massachusetts Fund	2,095,564	50,660,878	(51,021,144)	1,735,298

83

Notes to Financial Statements – continued

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$(199)	$—	$6,405	$412,811
Arkansas Fund	(67)	—	8,149	2,038,144
California Fund	(357)	—	23,153	4,874,494
Georgia Fund	(66)	—	5,301	1,787,460
Maryland Fund	25	—	7,508	627,997
Massachusetts Fund	(23)	—	11,685	1,735,125

84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2017

85

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Municipal Series Trust, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	4,218,348,266.670	81,811,156.271
John A. Caroselli	4,217,337,141.552	82,822,281.389
Maureen R. Goldfarb	4,211,437,940.639	88,721,482.302
David H. Gunning	4,202,880,284.419	97,279,138.522
Michael Hegarty	4,203,725,911.627	96,433,511.314
John P. Kavanaugh	4,217,481,548.012	82,677,874.929
Robert J. Manning	4,217,825,608.236	82,333,814.705
Clarence Otis, Jr.	4,202,956,529.950	97,202,892.991
Maryanne L. Roepke	4,213,810,175.962	86,349,246.979
Robin A. Stelmach	4,216,522,879.403	83,636,543.548
Laurie J. Thomsen	4,211,297,854.342	88,861,568.599

86

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer, Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Clarence Otis, Jr. (age 61)	Trustee	March 2017	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies (insurance), Director; Dycom Industries, Inc. (specialty contracting services, Director (since 2015)

87

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

John W. Clark, Jr. (age 50)	Assistant Treasurer	April 2017	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Heidi W. Hardin (age 49)	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)	N/A

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

88

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2017, the Trustees served as board members of 136 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

89

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to...” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to...” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	93.61%
Arkansas Fund	95.37%
California Fund	99.14%
Georgia Fund	99.97%
Maryland Fund	94.93%
Massachusetts Fund	99.93%

90

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

91

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

92

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2017

MFS® MUNICIPAL SERIES TRUST

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

MSTB-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite the United Kingdom’s decision to leave the European Union and policy uncertainty accompanying the new presidential administration in the United States, most markets have proved resilient. U.S. share prices have reached new highs and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve could hike rates more aggressively. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies to reinvigorate slow-growing economies.

Globally, economic growth has shown signs of recovery of late, led by China, the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already-slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcome, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	19.9%
State & Local Agencies	18.9%
General Obligations – General Purpose	13.1%
Healthcare Revenue – Hospitals	11.2%
General Obligations – Schools	9.1%

Composition including fixed income credit quality (a)(i)
AAA	2.5%
AA	52.6%
A	28.4%
BBB	7.8%
BB	1.9%
B	0.2%
CCC	0.2%
CC	2.4%
D	0.4%
Not Rated	3.1%
Cash & Cash Equivalents	0.5%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	12.4 yrs.

Jurisdiction (i)
Mississippi	77.6%
Puerto Rico	5.0%
Guam	2.7%
Massachusetts	2.3%
California	2.1%
New York	1.5%
Illinois	1.2%
Michigan	1.0%
New Hampshire	1.0%
Tennessee	0.8%
Wisconsin	0.8%
Virginia	0.6%
Colorado	0.6%
Texas	0.5%
Kentucky	0.5%
New Jersey	0.4%
Washington	0.3%
Oklahoma	0.3%
Florida	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	15.6%
State & Local Agencies	14.4%
Healthcare Revenue – Hospitals	9.0%
Miscellaneous Revenue – Other	7.5%
Tax Assessment	6.3%

Composition including fixed income credit quality (a)(i)
AAA	4.6%
AA	32.1%
A	28.0%
BBB	18.1%
BB	3.4%
B	1.7%
CCC	0.8%
CC	1.6%
D	1.3%
Not Rated	8.5%
Cash & Cash Equivalents	(0.1)%

Portfolio facts (i)
Average Duration (d)	7.2
Average Effective Maturity (m)	16.4 yrs.

Jurisdiction (i)
New York	81.9%
Puerto Rico	4.9%
Guam	2.3%
Illinois	1.9%
New Jersey	1.8%
California	1.3%
Colorado	1.3%
Texas	1.0%
Florida	0.9%
Michigan	0.8%
Pennsylvania	0.6%
Ohio	0.4%
Washington	0.3%
Indiana	0.3%
Louisiana	0.2%
Wisconsin	0.1%
Mississippi	0.1%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	21.3%
Universities – Colleges	19.0%
State & Local Agencies	12.6%
Water & Sewer Utility Revenue	10.3%
Airport Revenue	6.4%

Composition including fixed income credit quality (a)(i)
AAA	7.9%
AA	37.4%
A	33.4%
BBB	10.6%
BB	1.1%
B	0.6%
CCC	0.5%
CC	1.8%
D	0.8%
Not Rated	5.6%
Cash & Cash Equivalents	0.3%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	13.8 yrs.

Jurisdiction (i)
North Carolina	72.8%
Puerto Rico	6.8%
New York	2.8%
Illinois	2.3%
California	2.2%
Pennsylvania	2.1%
Guam	1.7%
New Jersey	1.4%
Tennessee	1.0%
Michigan	1.0%
Wisconsin	0.7%
Texas	0.7%
Florida	0.7%
New Hampshire	0.6%
Virginia	0.6%
Colorado	0.5%
Ohio	0.4%
Oklahoma	0.3%
Indiana	0.3%
Washington	0.3%
Louisiana	0.3%
U.S. Virgin Islands	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.8%
Healthcare Revenue – Hospitals	17.8%
General Obligations – Schools	9.1%
General Obligations – General Purpose	8.0%
Water & Sewer Utility Revenue	7.0%

Composition including fixed income credit quality (a)(i)
AAA	0.1%
AA	17.7%
A	46.4%
BBB	21.0%
BB	3.8%
B	0.7%
CCC	0.8%
CC	1.5%
D	1.1%
Not Rated	6.4%
Cash & Cash Equivalents	0.5%

Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	15.3 yrs.

Jurisdiction (i)
Pennsylvania	82.0%
Puerto Rico	4.9%
Illinois	2.6%
Guam	1.7%
Michigan	1.3%
California	1.2%
Florida	0.9%
Colorado	0.8%
Tennessee	0.8%
New Jersey	0.8%
Texas	0.8%
Kentucky	0.7%
Indiana	0.3%
Louisiana	0.3%
Georgia	0.3%
Wisconsin	0.1%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.6%
Water & Sewer Utility Revenue	15.0%
Utilities – Municipal Owned	9.3%
General Obligations – Schools	9.2%
State & Local Agencies	8.6%

Composition including fixed income credit quality (a)(i)
AAA	4.6%
AA	34.3%
A	45.8%
BBB	8.1%
BB	0.5%
B	1.1%
CCC (o)	0.0%
CC	1.7%
D	1.3%
Not Rated	1.6%
Cash & Cash Equivalents	1.0%

Portfolio facts (i)
Average Duration (d)	6.3
Average Effective Maturity (m)	13.5 yrs.

Jurisdiction (i)
South Carolina	77.1%
Puerto Rico	4.9%
California	2.4%
Guam	2.1%
Pennsylvania	2.0%
Michigan	1.3%
Illinois	1.2%
New York	1.1%
Tennessee	0.9%
New Jersey	0.9%
Kentucky	0.9%
Florida	0.7%
Colorado	0.5%
New Hampshire	0.5%
Texas	0.5%
Virginia	0.5%
Nebraska	0.5%
Indiana	0.4%
Georgia	0.2%
Washington	0.2%
Louisiana	0.2%
Ohio (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.7%
General Obligations – General Purpose	14.8%
State & Local Agencies	10.3%
Water & Sewer Utility Revenue	9.5%
Utilities – Municipal Owned	8.4%

Composition including fixed income credit quality (a)(i)
AAA	4.4%
AA	45.4%
A	27.3%
BBB	11.2%
BB	1.1%
B	0.7%
CCC	0.2%
CC	2.0%
D	1.0%
Not Rated	6.0%
Cash & Cash Equivalents	0.7%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	13.4 yrs.

Jurisdiction (i)
Tennessee	78.4%
Puerto Rico	4.8%
Guam	3.1%
New York	2.4%
Pennsylvania	2.1%
New Jersey	1.2%
U.S. Virgin Islands	1.2%
Kentucky	1.1%
Florida	1.1%
Illinois	1.0%
Wisconsin	0.8%
New Hampshire	0.5%
Colorado	0.5%
Virginia	0.5%
Georgia	0.3%
Michigan	0.1%
Texas	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Water & Sewer Utility Revenue	15.9%
State & Local Agencies	15.4%
Healthcare Revenue – Hospitals	14.7%
General Obligations – General Purpose	11.6%
Universities – Colleges	9.5%

Composition including fixed income credit quality (a)(i)
AAA	16.6%
AA	42.4%
A	16.6%
BBB	10.6%
BB	1.9%
B	2.1%
CCC	0.6%
CC	1.5%
D	1.5%
Not Rated	7.1%
Cash & Cash Equivalents	0.8%
Other	(1.7)%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	12.5 yrs.

Jurisdiction (i)
Virginia	79.2%
Puerto Rico	4.8%
District of Columbia	3.1%
New York	1.9%
Guam	1.9%
Illinois	1.5%
Pennsylvania	1.3%
Tennessee	1.2%
Ohio	0.9%
California	0.9%
New Jersey	0.9%
Michigan	0.8%
Connecticut	0.5%
Colorado	0.5%
Texas	0.3%
Washington	0.3%
Louisiana	0.3%
New Hampshire	0.3%
Massachusetts	0.2%
Indiana	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	16.9%
Healthcare Revenue – Hospitals	16.7%
Miscellaneous Revenue – Other	15.6%
Water & Sewer Utility Revenue	13.8%
State & Local Agencies	9.2%

Composition including fixed income credit quality (a)(i)
AAA	2.2%
AA	31.4%
A	48.4%
BBB	4.8%
BB	0.2%
B	0.2%
CC	2.3%
D	0.4%
Not Rated	9.4%
Cash & Cash Equivalents	0.7%

Portfolio facts (i)
Average Duration (d)	5.9
Average Effective Maturity (m)	14.0 yrs.

Jurisdiction (i)
West Virginia	74.1%
Puerto Rico	5.0%
Guam	3.6%
New York	3.2%
California	1.8%
Massachusetts	1.7%
Illinois	1.5%
Florida	1.3%
Tennessee	1.1%
Kentucky	1.0%
North Carolina	1.0%
Michigan	0.8%
Virginia	0.8%
Texas	0.6%
Washington	0.5%
Utah	0.5%
New Jersey	0.4%
Indiana	0.3%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2017, Class A shares, at net asset value, of the municipal bond funds of Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia underperformed the Bloomberg Barclays Municipal Bond Index (formerly “Barclays Municipal Bond Index”) while the municipal bond fund of New York performed in line with the Bloomberg Barclays Municipal Bond Index and the municipal bond fund of Pennsylvania outperformed the Bloomberg Barclays Municipal Bond Index over the same period. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve (“Fed”) increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

US Treasury yields rose during the reporting period, with most of the increase in yields occurring during the latter half of the reporting period. According to data from the Fed, 10-year US Treasury yields started the reporting period at 1.79%, fell to as low as 1.38% in the wake of the Brexit vote in June 2016, and finished the reporting period at 2.42%. A significant portion of the increase in yields occurred in the wake of the results of the US presidential election, as President-elect Donald Trump and Republicans, who remained in control of both houses of Congress, discussed the prospects for greater-than-expected fiscal stimulus. The prospects for fiscal stimulus raised the possibility of stronger growth and higher inflation in the near-to-medium-term, which pushed Treasury yields higher.

The municipal bond market also saw an increase in yields post-election, with the market underperforming Treasuries for a while, as flows into the asset class reversed, before recovering due to increased demand for higher-quality municipal securities from non-traditional municipal investors, also called crossover buyers.

Amid the volatile yield environment, total returns for the broader US investment grade municipal bond market were essentially flat, as measured by the Bloomberg Barclays Municipal Bond Index, however mid-quality investment grade and below-investment grade municipal bonds performed a bit better than the highest-quality portion of the market. Yet, municipal bonds broadly lagged taxable bonds amid a strong recovery in credit spreads in areas such as investment grade and high yield corporate debt during the first-half of the reporting period, and resilient spreads in the second-half of the period.

Municipal market performance was also impacted by higher-than-average increased issuance, especially during the third quarter of the reporting period, coupled with reduced demand for municipal debt during the same time frame. Against this backdrop, fundamentals generally remained stable for the majority of municipal issuers, and as a result, tax-equivalent yields appeared attractive relative to overall credit quality. However, markets remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform.

Management Review – continued

Factors Affecting Performance

A longer duration (d) stance relative to the Bloomberg Barclays Municipal Bond Index, in both the Mississippi and New York funds, negatively impacted relative performance while a shorter relative duration stance within the North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia funds benefited relative performance as interest rates rose during the reporting period. Bond selection within “BBB” rated (r) issues weighed on relative results in the North Carolina, South Carolina, Virginia and West Virginia funds.

In terms of asset allocation, an underweight allocation to the transportation sector and holdings of “C” rated securities aided relative results across all funds. Additionally, an overweight allocation to the strong-performing health care sector in the Pennsylvania, South Carolina and Tennessee funds supported relative returns.

Security selection within “A” rated (r) securities also benefited relative returns in all funds, notably in the transportation sector. Selection within the health care sector, in the Mississippi, North Carolina, South Carolina and West Virginia funds, was also a notable contributor. Lastly, selection within “BBB” rated issues the Pennsylvania fund also supported relative performance.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/17

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/06/92	(0.49)%	2.72%	3.86%	N/A
B	9/07/93	(1.16)%	2.02%	3.13%	N/A
I	4/01/16	(0.42)%	N/A	N/A	(0.42)%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.72)%	1.83%	3.41%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.00)%	1.67%	3.13%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/06/88	0.15%	3.08%	3.89%	N/A
B	9/07/93	(0.60)%	2.32%	3.13%	N/A
C	12/11/00	(0.60)%	2.31%	3.13%	N/A
I	4/01/16	0.49%	N/A	N/A	0.49%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.10)%	2.19%	3.44%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.47)%	1.96%	3.13%	N/A
C With CDSC (1% for 12 months) (v)		(1.57)%	2.31%	3.13%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	(0.14)%	2.62%	3.73%	N/A
B	9/07/93	(0.81)%	1.85%	2.99%	N/A
C	1/03/94	(0.81)%	1.85%	2.99%	N/A
I	4/01/16	0.23%	N/A	N/A	0.23%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.39)%	1.73%	3.28%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.67)%	1.50%	2.99%	N/A
C With CDSC (1% for 12 months) (v)		(1.78)%	1.85%	2.99%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/01/93	0.57%	3.26%	3.93%	N/A
B	9/07/93	(0.19)%	2.45%	3.13%	N/A
I	4/01/16	0.73%	N/A	N/A	0.73%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(3.71)%	2.37%	3.48%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.07)%	2.09%	3.13%	N/A
CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	(0.56)%	2.40%	3.41%	N/A
B	9/07/93	(1.31)%	1.64%	2.65%	N/A
I	4/01/16	(0.21)%	N/A	N/A	(0.21)%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.79)%	1.51%	2.96%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.16)%	1.27%	2.65%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/12/88	(0.01)%	2.43%	3.63%	N/A
B	9/07/93	(0.76)%	1.67%	2.88%	N/A
I	4/01/16	0.19%	N/A	N/A	0.19%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.26)%	1.55%	3.18%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.63)%	1.31%	2.88%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	(0.11)%	2.70%	3.70%	N/A
B	9/07/93	(0.77)%	1.96%	2.95%	N/A
C	1/03/94	(0.86)%	1.93%	2.94%	N/A
I	4/01/16	0.21%	N/A	N/A	0.21%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.36)%	1.81%	3.25%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.63)%	1.60%	2.95%	N/A
C With CDSC (1% for 12 months) (v)		(1.83)%	1.93%	2.94%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/31/84	0.02%	2.39%	3.36%	N/A
B	9/07/93	(0.81)%	1.61%	2.61%	N/A
I	4/01/16	0.37%	N/A	N/A	0.37%

Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(4.23)%	1.50%	2.91%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.68)%	1.25%	2.61%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays Municipal Bond Index (formerly Barclays Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2016 through March 31, 2017

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2016 through March 31, 2017.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.85%	$1,000.00	$974.44	$4.18
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.52%	$1,000.00	$970.27	$7.47
	Hypothetical (h)	1.52%	$1,000.00	$1,017.35	$7.64
I	Actual	0.77%	$1,000.00	$973.79	$3.79
	Hypothetical (h)	0.77%	$1,000.00	$1,021.09	$3.88

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Mississippi Municipal Bond Fund, expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.02% (See Note 2 of the Notes to Financial Statements).

Expense Tables – continued

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.90%	$1,000.00	$977.02	$4.44
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.65%	$1,000.00	$973.26	$8.12
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30
C	Actual	1.65%	$1,000.00	$973.32	$8.12
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30
I	Actual	0.65%	$1,000.00	$977.80	$3.21
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.87%	$1,000.00	$979.86	$4.29
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$976.16	$7.98
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
C	Actual	1.62%	$1,000.00	$976.98	$7.98
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.63%	$1,000.00	$980.49	$3.11
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS New York Municipal Bond Fund, expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.01% (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

For the MFS North Carolina Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.84%	$1,000.00	$979.22	$4.14
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.60%	$1,000.00	$974.67	$7.88
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05
I	Actual	0.75%	$1,000.00	$979.72	$3.70
	Hypothetical (h)	0.75%	$1,000.00	$1,021.19	$3.78

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.83%	$1,000.00	$977.35	$4.09
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
B	Actual	1.58%	$1,000.00	$972.89	$7.77
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$978.58	$2.86
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.87%	$1,000.00	$977.71	$4.29
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.62%	$1,000.00	$974.04	$7.97
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15
I	Actual	0.62%	$1,000.00	$979.08	$3.06
	Hypothetical (h)	0.62%	$1,000.00	$1,021.84	$3.13

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS South Carolina Municipal Bond Fund and the MFS Tennessee Municipal Bond Fund, expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.01% and 0.01%, respectively (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.83%	$1,000.00	$980.55	$4.10
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
B	Actual	1.58%	$1,000.00	$977.72	$7.79
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
C	Actual	1.58%	$1,000.00	$976.87	$7.79
	Hypothetical (h)	1.58%	$1,000.00	$1,017.05	$7.95
I	Actual	0.58%	$1,000.00	$981.93	$2.87
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.85%	$1,000.00	$982.60	$4.20
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.61%	$1,000.00	$978.03	$7.94
	Hypothetical (h)	1.61%	$1,000.00	$1,016.90	$8.10
I	Actual	0.61%	$1,000.00	$984.05	$3.02
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Virginia Municipal Bond Fund, expense ratios include 0.02% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

For the MFS West Virginia Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

For the MFS Virginia Municipal Bond Fund and the MFS West Virginia Municipal Bond Fund, expense ratios reflect a one-time Reimbursement of Expenses by Custodian of 0.01% and 0.01%, respectively (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

3/31/17

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds- 98.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 0.9%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$165,000	$186,443
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	115,000	126,678
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	75,000	81,890
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	45,000	48,716
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	230,000	252,041
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	35,000	37,552
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	60,000	64,170
		$797,490
General Obligations - General Purpose - 12.9%
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/2031 (Prerefunded 10/01/2021)	$625,000	$738,969
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	35,000	39,947
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	155,000	159,252
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	40,000	45,900
Gulfport, MI, AGM, 5%, 11/01/2024	500,000	586,970
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 3/01/2020	620,000	688,107
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	1,000,000	1,236,170
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2031	1,000,000	1,162,970
Mississippi Development Bank Special Obligation (Rankin County), 5%, 3/01/2032	1,000,000	1,155,570
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	150,000	151,056
State of California, 6%, 11/01/2039	700,000	784,378
State of California, Various Purpose General Obligation (Group Bid B), 5%, 8/01/2033	375,000	432,019
State of Mississippi, “A”, 5%, 10/01/2028	1,000,000	1,184,900
State of Mississippi, “B”, 5%, 12/01/2033	1,000,000	1,170,370
State of Mississippi, “F”, 5%, 11/01/2029	850,000	1,000,994
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/2030	1,000,000	1,128,150
		$11,665,722

Issuer	Shares/Par	Value ($)
General Obligations - Schools - 8.9%
Lamar County, MS, School District, 5%, 9/01/2031	$1,095,000	$1,204,489
Mississippi Development Bank Special Obligation (Canton Public School District), AGM, 5%, 12/01/2031	1,000,000	1,127,190
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2031	500,000	562,715
Mississippi Development Bank Special Obligation (Gulfport School District), BAM, 5%, 4/01/2032	500,000	560,035
Mississippi Development Bank Special Obligation (Hinds Community College District Capital Improvement Refunding Project), AGM, 4%, 10/01/2027	770,000	820,604
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project) “B”, 5%, 10/01/2023	950,000	1,056,562
Mississippi Development Bank Special Obligation (Jackson Public School District), AGM, 5.375%, 4/01/2028 (Prerefunded 4/01/2018)	1,000,000	1,043,790
Mississippi Development Bank Special
Obligation, (Mississippi Gulf Coast Community College District Facilities Construction and Refinancing Project), 5%, 12/01/2026	1,000,000	1,187,710
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/2035	1,020,000	491,569
		$8,054,664
Healthcare Revenue - Hospitals - 11.0%
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	$500,000	$567,055
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	325,000	368,686
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	380,000	417,362
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	80,000	88,678
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 10/01/2036	500,000	558,730
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,000,000	1,123,190

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 10/01/2039	$2,105,000	$2,257,655
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2/01/2035	1,000,000	1,002,070
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 1/01/2029	1,000,000	1,065,460
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, (Southwest Regional Medical Center), 5.5%, 4/01/2019	250,000	250,212
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, (Southwest Regional Medical Center), 5.75%, 4/01/2023	250,000	250,062
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	215,000	240,256
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	550,000	616,297
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	135,000	153,122
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	75,000	84,175
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	185,000	208,612
Wisconsin Health & Educational Facilities
Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	640,000	705,178
		$9,956,800
Industrial Revenue - Paper - 1.0%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	$750,000	$872,152

Multi-Family Housing Revenue - 1.3%
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 11/01/2037(d)(q)	$150,000	$113,800
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 8/20/2048	1,000,000	1,029,910
		$1,143,710
Sales & Excise Tax Revenue - 3.1%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$450,000	$497,011
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	295,000	306,006

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - continued
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	$595,000	$630,873
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/2029	750,000	935,445
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	240,000	155,405
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	295,000	33,925
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	185,000	42,198
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	50,000	9,506
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,030,000	184,566
		$2,794,935
Single Family Housing - State - 1.2%
Mississippi Home Corp. Rev., Single Family Rev., “A-2“, GNMA, 5.625%, 6/01/2039	$105,000	$106,768
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 12/01/2031	960,000	995,175
		$1,101,943
State & Local Agencies - 18.7%
Forest County, MS, Development Bank Special Obligation (Public Improvement Project), ASSD GTY, 5%, 3/01/2029 (Prerefunded 3/01/2019)	$750,000	$805,125
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 7/01/2039	1,000,000	1,081,870
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	190,000	212,042
Mississippi Development Bank Special Obligation, ASSD GTY, 4.75%, 10/01/2028	270,000	288,940
Mississippi Development Bank Special Obligation (Capital Project & Equipment), AGM, 5%, 7/01/2028 (Prerefunded 7/01/2017)	680,000	687,194
Mississippi Development Bank Special Obligation (Capital Projects), AGM, 5%, 7/01/2028	640,000	646,074
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 8/01/2027 (Prerefunded 8/01/2020)	1,000,000	1,126,970
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2023	345,000	386,966
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2024	360,000	401,450
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/2025	380,000	421,633

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Mississippi Development Bank Special Obligation (Desoto County Highway Construction), 4.75%, 1/01/2035 (Prerefunded 1/01/2018)	$500,000	$514,160
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2029	500,000	561,980
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/2030	500,000	558,870
Mississippi Development Bank Special Obligation (Harrison County), ASSD GTY, 4.75%, 10/01/2028 (Prerefunded 10/01/2019)	850,000	923,984
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 7/01/2022	500,000	562,015
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5.375%, 7/01/2036	500,000	548,390
Mississippi Development Bank Special Obligation (Laurel, MS, Highway Refunding Project), “B”, 4%, 1/01/2022	735,000	799,188
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/2036	500,000	546,425
Mississippi Development Bank Special Obligation (Southaven Water & Sewer System Project), 5%, 2/01/2029 (Prerefunded 2/01/2018)	1,000,000	1,033,900
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 7/01/2031	1,200,000	1,272,600
Mississippi Development Bank Special Obligation, (Biloxi, Mississippi Refunding Project), BAM, 5%, 11/01/2027	1,090,000	1,261,675
Mississippi Development Bank Special Obligation, (Mississippi Department of Corrections Walnut Grove Correctional Facility Refunding Bonds Project), 5%, 8/01/2027	1,500,000	1,783,155
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	390,000	444,409
		$16,869,015
Tax - Other - 2.1%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$125,000	$138,311
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	40,000	44,521
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	510,000	510,984
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	315,000	330,580

Issuer	Shares/Par	Value ($)
Tax - Other - continued
State of Mississippi, Gaming Tax Rev., “E”, 5%, 10/15/2030	$750,000	$843,255
		$1,867,651
Tobacco - 0.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$420,000	$477,007
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	155,000	147,555
		$624,562
Toll Roads - 0.8%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$110,000	$125,200
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	85,000	97,902
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	160,000	179,510
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	310,000	332,153
		$734,765
Transportation - Special Tax - 3.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	$1,135,000	$1,210,636
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	10,000	10,007
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	800,000	821,696
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	70,000	72,756
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	545,000	573,781
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2017	10,000	9,933
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	5,000	4,766
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	20,000	18,353
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	35,000	30,522

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	$165,000	$176,710
		$2,929,160
Universities - Colleges - 19.7%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034 (Prerefunded 9/01/2019)	$1,000,000	$1,093,950
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039 (Prerefunded 9/01/2019)	920,000	1,009,167
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 3/01/2034	1,500,000	1,625,985
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/2028	920,000	1,167,075
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 12/01/2023	1,000,000	1,128,490
Mississippi State University, Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/2027	400,000	467,104
Mississippi State University, Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/2028	350,000	406,347
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038	1,000,000	1,143,120
Mississippi State University, Educational Building Corp. Rev. (Residence Hall Construction and Refunding Project), 5%, 8/01/2036	1,585,000	1,754,801
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/2040	590,000	762,262
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	15,000	15,006
S.M. Educational Building Corp. Rev. (Facilities
Refinancing Project), “A”, 5%, 9/01/2035	1,000,000	1,124,550
University of Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 10/01/2029	500,000	590,630
University of Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 10/01/2030	500,000	587,325
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “A”, 5%, 10/01/2033 (Prerefunded 10/01/2018)	1,500,000	1,588,980
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 11/01/2034	715,000	765,307
University of Southern Mississippi, COP (Parking Facilities Project), 5.125%, 9/15/2039 (Prerefunded 9/15/2019)	490,000	536,432

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 3/01/2028	$1,745,000	$2,001,428
		$17,767,959
Universities - Dormitories - 1.5%
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 6/01/2039 (Prerefunded 6/01/2019)	$1,000,000	$1,076,390
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5%, 8/01/2052	130,000	137,187
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5.25%, 8/01/2057	145,000	154,764
		$1,368,341
Utilities - Investor Owned - 0.5%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$370,000	$413,475

Utilities - Municipal Owned - 2.6%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	$315,000	$350,545
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	75,000	82,417
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	85,000	93,053
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	155,000	170,543
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), 4.7%, 7/01/2027	155,000	167,236
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), 4.75%, 7/01/2028	100,000	108,018
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), 4.85%, 7/01/2029	485,000	524,964
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), AGM, 5%, 3/01/2035	500,000	551,765
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	15,000	14,764
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	80,000	78,250
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	10,000	10,002
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	60,000	60,124
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	95,000	100,006

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	$10,000	$10,471
		$2,322,158
Utilities - Other - 0.8%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$375,000	$405,919
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	185,000	206,473
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	95,000	108,311
		$720,703
Water & Sewer Utility Revenue - 7.4%
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2022	$150,000	$160,752
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2023	600,000	642,246
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	30,000	31,798
Guam Waterworks Authority Rev. (Water and
Wastewater System), 5.625%, 7/01/2040	285,000	301,727
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	145,000	152,444
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	30,000	32,959
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	30,000	32,104
Jackson County, MS, Utility Authority Rev. (Water and Wastewater Treatment System), AGM, 5%, 9/01/2040	2,000,000	2,198,660
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	25,000	27,567
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	30,000	32,657

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	$15,000	$16,642
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	35,000	38,712
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	750,000	953,955
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), “A”, AGM, 5%, 9/01/2023	1,220,000	1,372,671
Southaven, MS, Combined Water and Sewer System Rev., 5%, 2/01/2025	200,000	234,314
Southaven, MS, Combined Water and Sewer System Rev., 5%, 2/01/2026	380,000	448,016
		$6,677,224
Total Municipal Bonds (Identified Cost, $85,038,929)		$88,682,429

Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $285,741)	285,770	$285,741
Total Investments (Identified Cost, $85,324,670)		$88,968,170

Other Assets, Less Liabilities - 1.4%		1,259,146
Net Assets - 100.0%		$90,227,316

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/17

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.2%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$350,000	$395,486
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	555,000	621,977
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	245,000	269,880
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	170,000	185,616
New York Transportation Development Corp., Special Facility Rev. (LaGuardia Airport Terminal B Project), “A”, 5.25%, 1/01/2050	2,000,000	2,144,940
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2028	650,000	718,458
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/2029	500,000	549,880
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2042	1,160,000	1,303,306
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	97,431
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	15,000	16,438
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	80,000	85,834
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	130,000	139,035
		$6,528,281
General Obligations - General Purpose - 5.2%
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	$550,000	$591,717
Commonwealth of Puerto Rico, “A”, AGM, 5.375%, 7/01/2025	45,000	47,864
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	145,000	150,044
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	290,000	297,955
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	105,000	120,489
Nassau County, NY, General Improvement, “B”, 5%, 4/01/2023	1,820,000	2,125,633
New York, NY, “B-1”, 5%, 12/01/2041	3,000,000	3,416,370
New York, NY, “E-1”, 6.25%, 10/15/2028 (Prerefunded 10/15/2018)	960,000	1,036,896
New York, NY, “E-1”, 6.25%, 10/15/2028	40,000	43,169

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
New York, NY, “J”, FGIC, 5.5%, 2/15/2026	$5,000	$5,019
Orange County, NY, Various Purposes, “A”, 2.25%, 3/15/2032	2,210,000	1,859,472
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	300,000	301,929
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	305,000	308,681
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	115,000	115,810
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	270,000	271,928
		$10,692,976
General Obligations - Schools - 0.7%
Westchester County, NY, White Plains City School District, 2%, 5/15/2029	$1,550,000	$1,329,637

Healthcare Revenue - Hospitals - 8.9%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2026	$450,000	$510,755
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2027	300,000	337,137
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Catholic Health System, Inc. Project), 5%, 7/01/2029	590,000	654,481
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems),“A”, 5%, 7/01/2044	1,000,000	1,065,580
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	215,000	229,517
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	245,000	258,835
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	165,000	182,898
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2032	1,000,000	1,082,610
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	35,000	36,341
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	170,000	182,577
New York Dormitory Authority Rev., Non- State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035	1,495,000	1,603,133

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 8/15/2034	$1,975,000	$2,204,120
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/2026	2,000,000	2,174,020
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 7/01/2025 (Prerefunded 7/01/2020)	750,000	847,860
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 6.25%, 12/01/2037	750,000	814,207
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	800,000	856,576
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2/15/2023	1,000,000	1,038,190
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	1,290,000	1,392,297
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028 (Prerefunded 7/01/2021)	145,000	165,945
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/2028	855,000	919,886
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	165,000	185,186
Washington Health Care Facilities Authority
Rev. (Central Washington Health Services),
7%, 7/01/2039 (Prerefunded 7/01/2019)	395,000	445,414
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030 (Prerefunded 11/01/2020)	870,000	1,010,140
Westchester County, NY, Health Care Corp. Rev., “B”, “C-2”, 6%, 11/01/2030	130,000	144,015
		$18,341,720
Healthcare Revenue - Long Term Care - 2.4%
Brookhaven, NY, Local Development Corp. Rev. (Active Retirement Community, Inc. d/b/a/ Jefferson’s Ferry Project), 5.25%, 11/01/2036	$1,000,000	$1,084,570
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Orchard Park CCRC, Inc. Project), 5%, 11/15/2037	750,000	782,512
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 12/01/2040	1,000,000	1,080,980
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithaca, Inc. Project), “A”, 5%, 7/01/2044	1,000,000	1,048,220
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	95,000	113,135

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	$180,000	$215,143
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	25,000	28,249
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/2037	500,000	496,490
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	20,000	22,910
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	130,000	150,090
		$5,022,299
Human Services - 0.4%
New York Dormitory Authority Rev., Non- State Supported Debt (NYSARC, Inc.), “A”, 6%, 7/01/2032	$705,000	$781,218

Industrial Revenue - Airlines - 0.5%
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	$1,000,000	$1,045,360

Industrial Revenue - Environmental Services - 0.6%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	$1,160,000	$1,166,867

Industrial Revenue - Other - 1.2%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$1,000,000	$1,200,320
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 3/01/2024	1,000,000	1,196,600
		$2,396,920
Industrial Revenue - Paper - 0.8%
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 4.5%, 1/01/2025	$1,200,000	$1,256,112
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.15%, 4/01/2021	470,000	470,921
		$1,727,033
Miscellaneous Revenue - Entertainment & Tourism - 2.0%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 7/15/2040 (Prerefunded 1/15/2020)	$1,750,000	$1,990,275

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Entertainment & Tourism - continued
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), “A”, 5%, 7/15/2042	$2,000,000	$2,170,700
		$4,160,975
Miscellaneous Revenue - Other - 7.4%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$205,000	$215,531
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	315,000	331,181
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	1,380,000	1,442,335
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	1,500,000	1,620,975
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/2044	500,000	591,045
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	1,665,000	1,875,223
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/2049	2,500,000	2,719,775
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/2044	1,000,000	1,102,030
New York, NY, Industrial Development
Agency, Airport Facilities Rev. (Transportation
Infrastructure Properties LLC), 5%, 7/01/2028	3,000,000	3,189,540
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2035	1,000,000	1,088,560
Syracuse, NY, Industrial Development Agency PILOT Rev. (Carousel Center Project), “A”, 5%, 1/01/2036	1,000,000	1,086,230
		$15,262,425
Multi-Family Housing Revenue - 4.3%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/2033	$400,000	$399,968
New York Housing Finance Agency Rev. (Affordable Housing), “C”, FNMA, 3.25%, 11/01/2041	3,000,000	2,755,890
New York Housing Finance Agency Rev. (Affordable Housing), “D”, 5%, 11/01/2040	1,520,000	1,556,161
New York Housing Finance Agency Rev. (Affordable Housing), “D”, FNMA, 3.2%, 11/01/2046	545,000	480,118
New York Housing Finance Agency Rev., “A”, 5.1%, 8/15/2041	705,000	705,486
New York Housing Finance Agency Rev., “A”, 5.25%, 11/01/2041	1,000,000	1,034,230
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	750,000	776,745

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - continued
New York, NY, City Housing Development Corp., Multifamily Housing Rev., “L-1”, 4.8%, 11/01/2035	$1,000,000	$1,032,810
		$8,741,408
Port Revenue - 0.6%
Port Authority of NY & NJ (194th Series), 5%, 10/15/2030	$1,000,000	$1,175,180

Sales & Excise Tax Revenue - 1.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	$1,000,000	$1,107,400
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	1,365,000	1,447,296
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	10,000	10,987
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	535,000	346,423
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	660,000	75,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	420,000	95,802
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	115,000	21,863
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	2,320,000	415,721
		$3,521,392
Secondary Schools - 1.8%
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/2043	$750,000	$669,390
Build NYC Resource Corp. Rev. (The Packer Collegiate Institute Project), 5%, 6/01/2040	675,000	737,822
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	535,000	612,334
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2034	450,000	497,376
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2035	500,000	551,210
Rensselaer County, NY, Industrial Development Agency, Civic Facility Rev. (Emma Willard School Refunding Project), 5%, 1/01/2036	645,000	709,681
		$3,777,813

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Agency - Other - 0.3%
New York Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 5/15/2019	$345,000	$360,515
New York Dormitory Authority Rev., City University System, AMBAC, 5.75%, 7/01/2018	340,000	350,472
		$710,987
State & Local Agencies - 14.3%
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	$1,445,000	$1,320,687
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	1,430,000	1,142,599
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	15,000	16,906
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	50,000	55,803
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	55,000	60,977
New York City Educational Construction Fund Rev., “A”, 5.75%, 4/01/2033	1,860,000	2,132,843
New York Dormitory Authority Rev. (School Program), 6.25%, 7/01/2020	865,000	868,875
New York Dormitory Authority Rev., Non- State Supported Debt, “A”, 5%, 10/01/2020	2,000,000	2,245,080
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	3,000,000	3,418,530
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 2/15/2040	830,000	927,434
New York Dormitory Authority Rev., State Personal Income Tax, Group C, “A”, 5%, 2/15/2037	1,000,000	1,145,600
New York Dormitory Authority Rev., State University Educational Facilities, “A”, 5.875%, 5/15/2017	580,000	583,602
New York Urban Development Corp. Rev., “D”, 5.625%, 1/01/2028	2,000,000	2,160,040
New York Urban Development Corp. Rev., State Personal Income Tax, “A”, 5%, 3/15/2032	2,500,000	2,898,600
New York Urban Development Corp. Rev., State Personal Income Tax, “C”, 5%, 12/15/2018	3,000,000	3,203,280
New York Urban Development Corp. Rev., State Personal Income Tax, “C”, 5%, 3/15/2028	1,000,000	1,158,390
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 7/15/2040	2,000,000	2,221,160
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 1/15/2039	2,000,000	2,132,720
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 1/15/2032	1,000,000	1,066,190

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
United Nations Development Corp., “A”, 5%, 7/01/2026	$500,000	$539,260
		$29,298,576
Tax - Other - 6.2%
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	$8,000,000	$1,659,200
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	270,000	298,752
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	90,000	100,172
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	300,000	324,339
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	185,000	198,779
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	190,000	203,838
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	100,000	107,200
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	300,000	319,872
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	3,000,000	3,404,970
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2/01/2027	3,000,000	3,387,030
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	345,000	345,666
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	370,000	386,938
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,215,000	1,273,672
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	715,000	750,364
		$12,760,792
Tobacco - 4.7%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	$765,000	$760,754
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/2037	1,235,000	1,247,066
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	355,000	403,184
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	425,000	430,270
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	645,000	614,021
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	1,485,000	1,444,103

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tobacco - continued
New York Counties Tobacco Trust II, 5.625%, 6/01/2035	$100,000	$100,163
New York Counties Tobacco Trust VI, “C”, 5%, 6/01/2045	1,500,000	1,597,020
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 6/01/2032	750,000	800,520
Tobacco Settlement Asset Securitization Corp., NY, Senior, “A”, 5%, 6/01/2035	1,000,000	1,104,540
Tobacco Settlement Asset Securitization Corp., NY, Senior, “A”, 5%, 6/01/2036	1,000,000	1,105,520
		$9,607,161
Toll Roads - 2.9%
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	$2,000,000	$2,268,000
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	205,000	233,327
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	170,000	195,804
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 1/01/2028	1,000,000	1,143,070
Triborough Bridge & Tunnel Authority Rev., NY, Prerefunded, “A”, 5%, 11/15/2029 (Prerefunded 11/15/2018)	750,000	798,180
Triborough Bridge & Tunnel Authority Rev., NY, Unrefunded Balance, “A”, 5%, 11/15/2029	1,250,000	1,326,700
		$5,965,081
Transportation - Special Tax - 2.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	$140,000	$138,695
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	275,000	277,670
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	25,000	25,017
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	1,050,000	1,078,476
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	115,000	119,528
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,235,000	1,300,220
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	115,000	120,415

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2017	$20,000	$19,865
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	10,000	9,531
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	45,000	41,294
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	80,000	69,765
Metropolitan Transportation Authority Rev., NY, 6.5%, 11/15/2028	380,000	413,543
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 11/15/2028 (Prerefunded 11/15/2018)	1,495,000	1,627,278
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 11/15/2028 (Prerefunded 11/15/2018)	125,000	136,060
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	345,000	369,485
		$5,746,842
Universities - Colleges - 15.4%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), “A”, 5%, 12/01/2033	$125,000	$139,106
Albany, NY, Capital Resource Corp. Rev. (The College of Saint Rose), “A”, 5.625%, 7/01/2031	1,000,000	1,067,700
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	1,000,000	1,078,170
Dobbs Ferry, NY, Local Development Corp. (Mercy College Project), 5%, 7/01/2039	1,000,000	1,102,670
Dutchess County, NY, Local Development Corp. Rev. (Culinary Institute of America Project), “A-1”, 5%, 7/01/2033	300,000	332,280
Dutchess County, NY, Local Development Corp. Rev. (Culinary Institute of America Project), “A-1”, 5%, 7/01/2046	555,000	601,548
Dutchess County, NY, Local Development Corp. Rev. (Vassar College Project), 5%, 7/01/2042	1,500,000	1,717,560
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2/01/2039	500,000	531,485
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	1,000,000	1,108,900
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	1,945,000	2,052,870
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 4/01/2029	1,325,000	1,582,606
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2023	500,000	563,645

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2024	$1,000,000	$1,124,010
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2030	1,000,000	1,174,700
Monroe County, NY, Industrial Development Corp. Rev. (University of Rochester Project), “A”, 5%, 7/01/2037	1,000,000	1,147,580
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	560,000	579,326
New York Dormitory Authority Rev., Non- State Supported Debt (Brooklyn Law School), 5.75%, 7/01/2033	600,000	645,258
New York Dormitory Authority Rev., Non- State Supported Debt (Fordham University),
“A”, 5%, 7/01/2035	500,000	568,115
New York Dormitory Authority Rev., Non- State Supported Debt (Mount Sinai School of Medicine of New York University), 5.125%, 7/01/2039 (Prerefunded 7/01/2019)	2,000,000	2,176,520
New York Dormitory Authority Rev., Non- State Supported Debt (New York University), 5.25%, 7/01/2048 (Prerefunded 7/01/2018)	1,955,000	2,058,419
New York Dormitory Authority Rev., Non- State Supported Debt (St. John’s University), “A”, 5%, 7/01/2027	1,535,000	1,785,251
New York Dormitory Authority Rev., Non- State Supported Debt (The New School), “A”, 5%, 7/01/2032	1,000,000	1,136,230
New York Dormitory Authority Rev., Non- State Supported Debt (The New School), “A”, 5%, 7/01/2036	500,000	559,285
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 7/01/2040	2,000,000	2,128,060
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	80,000	74,260
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	135,000	122,367
Seneca County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Chiropractic), 5%, 10/01/2027 (Prerefunded 10/01/2017)	500,000	510,485
St. Lawrence County, NY, Industrial Development Agency Rev. (Clarkson University), 5%, 7/01/2031	2,225,000	2,244,113
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnic Institute), “E”, 5%, 9/01/2031	1,000,000	1,101,700

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 6/01/2041 (Prerefunded 6/01/2019)	$595,000	$656,588
		$31,670,807
Universities - Dormitories - 1.6%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 10/01/2041	$2,000,000	$2,215,800
Onondaga County, NY, Trust for Cultural Resources Rev., (Abby Lane Housing Corp. Project), 5%, 5/01/2040	1,000,000	1,107,660
		$3,323,460

Utilities - Municipal Owned - 3.3%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$515,000	$547,692
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	155,000	170,328
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	180,000	197,053
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 5%, 5/01/2021	1,500,000	1,699,965
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 4/01/2033 (Prerefunded 4/01/2019)	1,000,000	1,101,500
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	2,000,000	2,200,560
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	885,000	895,204
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	25,000	26,178
		$6,838,480
Utilities - Other - 0.8%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	$1,085,000	$1,457,860
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	115,000	122,559
		$1,580,419
Water & Sewer Utility Revenue - 4.8%
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	$270,000	$294,778
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	190,000	193,291
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	315,000	333,487
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	100,000	127,194
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 6/15/2033	2,140,000	2,239,360

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “A”, 4.75%, 6/15/2030 (Prerefunded 6/15/2017)	$235,000	$236,920
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “A”, 4.75%, 6/15/2030	1,010,000	1,017,504
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “AA”, 3%, 6/15/2046	3,020,000	2,597,774
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “DD”, 5%, 6/15/2034	2,000,000	2,279,520
Suffolk County, NY, Water Authority Waterworks Rev., “A”, 5%, 6/01/2038	500,000	571,160
		$9,890,988
Total Municipal Bonds (Identified Cost, $193,623,767)		$203,065,097

Money Market Funds - 1.6%

Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $3,286,400)	3,286,666	$3,286,337
Total Investments (Identified Cost, $196,910,167)		$206,351,434

Other Assets, Less Liabilities - (0.4)%		(768,997)
Net Assets - 100.0%		$205,582,437

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/17

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.3%

Issuer	Shares/Par	Value ($)
Airport Revenue - 6.4%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 4.75%, 7/01/2028	$1,250,000	$1,336,413
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, 5%, 7/01/2036	3,000,000	3,307,560
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), “A”, AMBAC, 5%, 7/01/2023	1,430,000	1,444,343
Charlotte, NC, Douglas International Airport Rev, “A”, 5%, 7/01/2032	1,245,000	1,432,348
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	650,000	734,474
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	1,055,000	1,182,317
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	440,000	484,682
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	305,000	333,017
New York, NY, Transportation Development Corporation Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	2,185,000	2,184,891
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	3,440,000	3,754,622
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2036	2,000,000	2,265,700
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2037	2,000,000	2,262,060
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,445,000	1,592,274
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	175,000	189,450
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	195,000	213,687
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	150,000	160,938
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	240,000	256,680
		$23,135,456
General Obligations - General Purpose - 1.1%
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	$620,000	$646,555
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	240,000	273,926
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	265,000	304,090

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
New Hanover County, NC, Public Improvement, “A”, 5%, 8/01/2030 (Prerefunded 8/01/2020)	$2,000,000	$2,239,080
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	625,000	629,400
		$4,093,051
General Obligations - Schools - 0.5%
Redwood City School District, CA, General Obligation (Election of 2015) , 3%, 8/01/2041	$1,955,000	$1,685,601

Healthcare Revenue - Hospitals - 21.0%
Albemarle, NC, Hospital Authority Health Care Facilities Rev., 5.25%, 10/01/2038 (Prerefunded 10/01/2017)	$2,000,000	$2,044,320
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5.25%, 1/15/2034	4,000,000	4,258,840
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/2040	3,000,000	3,349,800
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	1,140,000	1,293,239
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	360,000	384,307
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	525,000	554,647
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	310,000	343,626
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	790,000	882,801
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	1,110,000	1,243,799
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	55,000	57,108
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	320,000	343,674
North Carolina Hospital Authority Mortgage Rev. (Johnston Memorial), AGM, 5.25%, 10/01/2036 (Prerefunded 4/01/2018)	1,960,000	2,043,084

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 7/01/2026	$2,000,000	$2,282,800
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 7/01/2031	1,000,000	1,127,980
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 1/01/2035 (Prerefunded 1/01/2021)	800,000	924,776
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2035 (Prerefunded 6/01/2020)	1,620,000	1,803,287
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042	2,420,000	2,669,454
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/2042 (Prerefunded 6/01/2019)	3,500,000	3,791,025
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “D”, 4%, 6/01/2035	1,250,000	1,302,587
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 11/01/2040	3,000,000	3,233,970
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/2030	5,250,000	5,641,755
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2033	3,000,000	3,330,600
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/2045	2,500,000	2,721,625
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/2031	4,355,000	4,816,848
North Carolina Medical Care Commission, Health Care Facilities Rev., “A”, 5%, 10/01/2038	1,825,000	1,999,105
North Carolina Medical Care Commission, Health System Rev. (Mission Health Combined Group), 5%, 10/01/2036	2,000,000	2,232,940
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/2029	2,215,000	2,415,457
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5%, 6/01/2034	2,000,000	2,143,040
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2035	1,515,000	1,573,979
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2038	1,065,000	1,100,166

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 10/01/2038	$1,000,000	$1,052,320
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	2,040,000	2,245,346
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	470,000	533,093
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	6,500,000	7,204,795
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	270,000	303,032
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	635,000	716,045
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	2,195,000	2,418,539
		$76,383,809
Healthcare Revenue - Long Term Care - 5.2%
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Aldersgate), 5%, 7/01/2045	$1,000,000	$1,007,860
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2031	800,000	831,776
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (Southminster), 5%, 10/01/2037	2,200,000	2,255,198
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	1,500,000	1,540,605
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2035	1,000,000	1,087,460
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Deerfield Episcopal Retirement Community), 5%, 11/01/2037	2,750,000	2,980,725
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2031	1,000,000	1,119,260
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Rev. (Presbyterian Homes Obligated Group), 5%, 10/01/2036	800,000	875,856
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	1,500,000	1,518,705

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (Salemtowne Project), 5.25%, 10/01/2037	$1,500,000	$1,554,075
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 1/01/2031	480,000	497,390
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 1/01/2039	1,520,000	1,581,028
North Carolina Medical Care Commission, Retirement Facilities Rev. (The United Methodist Retirement Homes), “A”, 5%, 10/01/2033	1,590,000	1,627,619
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	35,000	40,093
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	220,000	253,999
		$18,771,649
Human Services - 0.3%
North Carolina Medical Care Commission, Health Care Facilities Rev., “A” (ARC Projects), 5.8%, 10/01/2034	$1,000,000	$1,002,250

Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$1,775,000	$2,130,568

Industrial Revenue - Paper - 0.3%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 5/01/2034	$1,000,000	$1,104,080

Miscellaneous Revenue - Other - 1.6%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/2025	$1,000,000	$1,192,620
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	420,000	441,575
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	640,000	672,877
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	3,145,000	3,542,088
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	100,000	108,162
		$5,957,322

Issuer	Shares/Par	Value ($)
Multi-Family Housing Revenue - 0.2%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/2022	$585,000	$597,952

Port Revenue - 0.3%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2/01/2040	$1,000,000	$1,084,590

Sales & Excise Tax Revenue - 2.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$1,675,000	$1,882,382
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	1,140,000	1,182,533
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	2,385,000	2,528,792
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	15,000	16,481
Puerto Rico Sales Tax Financing Corp., Sales
Tax Rev., “C”, 5%, 8/01/2040	940,000	608,669
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	1,145,000	131,675
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	725,000	165,373
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	195,000	37,071
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	4,015,000	719,448
		$7,272,424
Single Family Housing - State - 0.2%
North Carolina Housing Finance Agency Rev., “31-A”, 5.25%, 7/01/2038	$775,000	$777,821

State & Local Agencies - 12.4%
Asheville, NC, Limited Obligation, 5%, 4/01/2028	$400,000	$448,032
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	2,545,000	2,326,054
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 6/01/2039	5,130,000	5,475,300
Charlotte, NC, COP (Transit Projects), 5%, 6/01/2033	3,000,000	3,123,150
Charlotte, NC, COP (Transit Projects/Phase II), “B”, 5%, 6/01/2026	1,250,000	1,487,312
Charlotte, NC, COP, “E”, 5%, 6/01/2026	760,000	820,716
Charlotte, NC, COP, “E”, 5%, 6/01/2034	2,000,000	2,134,620
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	2,310,000	1,845,736
Harnett County, NC, COP, ASSD GTY, 5%, 6/01/2029 (Prerefunded 6/01/2019)	400,000	432,988

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 6/01/2027 (Prerefunded 6/01/2018)	$3,230,000	$3,387,075
Mecklenburg County, NC, COP, “A”, 5%, 2/01/2028 (Prerefunded 2/01/2019)	350,000	375,064
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 10/01/2030	2,000,000	2,207,900
North Carolina Capital Improvement Obligation, “A”, 5%, 5/01/2026 (Prerefunded 5/01/2019)	1,450,000	1,564,593
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2024	750,000	857,828
Pitt County, NC, Limited Obligation, “A”, 5%, 4/01/2035 (Prerefunded 4/01/2020)	2,000,000	2,217,980
Salisbury, NC, COP, ASSD GTY, 5.625%, 3/01/2026	1,000,000	1,067,040
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project)., “A”, 5%, 6/01/2033	2,530,000	2,771,438
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 6/01/2032 (Prerefunded 6/01/2019)	3,000,000	3,250,110
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2010”, 5%, 1/01/2033 (Prerefunded 1/01/2020)	6,000,000	6,611,400
Wilmington, NC, COP, “A”, 5%, 6/01/2038	2,650,000	2,774,391
		$45,178,727
Tax - Other - 1.6%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$420,000	$464,726
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	145,000	161,388
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	2,400,000	2,404,632
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	660,000	690,215
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	1,990,000	2,088,425
		$5,809,386
Tax Assessment - 0.3%
Mooresville, NC, Special Assessment Rev., 5.375%, 3/01/2040	$1,000,000	$984,030

Tobacco - 1.8%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-3”, 6.25%, 6/01/2037	$1,295,000	$1,287,813
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,975,000	2,243,067
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	860,000	870,664

Issuer	Shares/Par	Value ($)
Tobacco - continued
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	$540,000	$514,064
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	1,740,000	1,692,080
		$6,607,688
Toll Roads - 2.4%
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	$375,000	$425,250
North Carolina Turnpike Authority, Monroe Expressway System Senior Lien., “A”, 5%, 1/01/2032	1,150,000	1,300,535
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	2,000,000	2,177,460
North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Turnpike Rev., “A”, AGM, 5%, 1/01/2039	1,850,000	2,074,220
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	435,000	495,108
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	350,000	403,127
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	595,000	667,554
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	1,160,000	1,242,894
		$8,786,148
Transportation - Special Tax - 4.8%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	$850,000	$904,272
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	1,715,000	1,872,900
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	435,000	439,224
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	65,000	65,044
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	3,230,000	3,317,598
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	230,000	239,055
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ETM, AGM, 6%, 7/01/2018	5,810,000	5,899,183

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	$665,000	$712,195
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/2036	3,000,000	3,326,730
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2033	625,000	666,969
		$17,443,170
Universities - Colleges - 18.7%
East Carolina University, NC, General Rev., “A”, 4%, 10/01/2045	$2,195,000	$2,236,595
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/2030	1,000,000	1,070,340
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	2,000,000	2,110,920
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	885,000	915,541
North Carolina Agricultural & Technical University Rev., “A”, 5%, 10/01/2035	3,075,000	3,440,371
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 3/01/2033	1,000,000	1,072,590
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 6%, 6/01/2031	3,145,000	3,251,490
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College), 4%, 6/01/2034	1,370,000	1,346,532
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Meredith College) ETM, 6%, 6/01/2031 (Prerefunded 6/01/2018)	95,000	100,537
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2028 (Prerefunded 1/01/2019)	980,000	1,047,463
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2029 (Prerefunded 1/01/2019)	865,000	924,547
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2031 (Prerefunded 1/01/2019)	2,000,000	2,137,680
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/2038 (Prerefunded 1/01/2019)	1,000,000	1,068,840
North Carolina Capital Facilities, Finance Agency Rev. (Davidson College), 5%, 3/01/2045	1,500,000	1,665,855

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 10/01/2038 (Prerefunded 4/01/2019)	$2,500,000	$2,693,650
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “B”, 5%, 10/01/2044	4,955,000	5,723,471
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	1,910,000	1,571,300
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	1,785,000	1,473,714
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	450,000	500,224
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 7/01/2020	2,180,000	2,198,792
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	170,000	157,802
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	275,000	249,265
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	115,000	78,460
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	55,000	37,166
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	510,000	553,590
University of North Carolina, Chapel Hill, 5%, 12/01/2031 (Prerefunded 12/01/2017)	2,250,000	2,313,180
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 4/01/2034 (Prerefunded 4/01/2019)	200,000	215,410
University of North Carolina, Charlotte, Rev., 5%, 4/01/2043	1,715,000	1,899,294
University of North Carolina, Greensboro, Rev., 5%, 4/01/2026	3,000,000	3,376,950
University of North Carolina, Greensboro, Rev., 5%, 4/01/2039	2,000,000	2,217,560
University of North Carolina, Raleigh, Rev., “A”, 5%, 10/01/2029	5,000,000	5,818,950
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “B”, 5.125%, 10/01/2034 (Prerefunded 10/01/2019)	2,000,000	2,193,280
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 10/01/2034 (Prerefunded 10/01/2019)	1,890,000	2,089,546
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2024	1,615,000	1,803,874

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/2025	$1,705,000	$1,902,251
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2032	500,000	525,050
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2033	400,000	417,468
University of North Carolina, Wilmington, Limited Obligation (Student Housing Projects), 4%, 6/01/2034	500,000	519,440
University of North Carolina, Wilmington, Limited Obligation, Refunding Student Housing Projects, 5%, 6/01/2028	3,045,000	3,501,933
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	195,000	203,469
Winston-Salem State University, NC, General Rev., 5%, 4/01/2033	1,000,000	1,075,380
		$67,699,770
Universities - Dormitories - 0.8%
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5%, 8/01/2052	$515,000	$543,469
Oklahoma Development Finance Authority, First Mortgage Rev. (Provident Education Resources, Inc.- Cross Village Student Housing Project), 5.25%, 8/01/2057	595,000	635,067
Winston-Salem State University, NC, Student Housing Project Rev., 5%, 6/01/2029	1,550,000	1,693,189
		$2,871,725
Utilities - Municipal Owned - 3.9%
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	$520,000	$572,145
North Carolina Eastern Municipal Power Agency, ETM, AMBAC, 6%, 1/01/2018	10,000,000	10,384,800
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2019)	1,780,000	1,900,292
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5%, 1/01/2030	720,000	763,733
Puerto Rico Electric Power Authority Rev., “VV”, 5.25%, 7/01/2029	245,000	258,593
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	370,000	389,499
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	40,000	41,884
		$14,310,946
Utilities - Other - 1.7%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$1,695,000	$2,302,606

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$1,055,000	$1,141,985
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,290,000	1,511,519
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	805,000	879,028
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	255,000	271,761
		$6,106,899
Water & Sewer Utility Revenue - 10.2%
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2035 (Prerefunded 8/01/2018)	$3,000,000	$3,160,890
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/2036	4,410,000	4,915,165
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 6/01/2040	1,250,000	1,400,675
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	495,000	540,426
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	1,590,000	1,815,319
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 3/01/2035 (Prerefunded 3/01/2019)	1,750,000	1,878,747
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 11/01/2033 (Prerefunded 11/01/2018)	2,400,000	2,550,144
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	220,000	233,189
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	1,000,000	1,051,340
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 11/01/2033 (Prerefunded 11/01/2018)	2,000,000	2,125,120
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	95,000	104,754
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	115,000	125,187
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	60,000	66,567
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	140,000	154,847

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “AA”, 3%, 6/15/2046	$1,440,000	$1,238,674
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2028	500,000	595,990
Oak Island, NC, Enterprise System Rev., 5.75%, 6/01/2036	800,000	909,584
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2025	2,010,000	2,380,443
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2029	1,400,000	1,620,192
Oak Island, NC, Enterprise System Rev., AGM, 5%, 6/01/2031	1,600,000	1,828,944
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 6/01/2030	500,000	566,560
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 6/01/2034 (Prerefunded 6/01/2019)	1,000,000	1,104,270
Raleigh, NC, Combined Enterprise Systems Rev., “A”, 5%, 3/01/2029	3,145,000	3,661,063

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 6/01/2034 (Prerefunded 6/01/2019)	$2,000,000	$2,165,400
Winston-Salem, NC, Water & Sewer Systems Rev., “A”, 5%, 6/01/2032	750,000	868,567
		$37,062,057
Total Municipal Bonds (Identified Cost, $342,584,033)		$356,857,119

Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $944,385)	944,479	$944,385
Total Investments (Identified Cost, $343,528,418)		$357,801,504

Other Assets, Less Liabilities - 1.5%		5,363,400
Net Assets - 100.0%		$363,164,904

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/17

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.1%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.5%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$215,000	$242,942
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	335,000	375,428
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 6/15/2040	2,000,000	2,174,180
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	55,000	59,541
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	65,000	71,229
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	45,000	48,281
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	80,000	85,560
		$3,057,161

General Obligations - General Purpose - 7.9%
Cambria County, PA, Unrefunded Balance, BAM, 5%, 8/01/2020	$610,000	$665,711
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	325,000	349,651
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	90,000	93,131
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	215,000	224,209
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	75,000	85,602
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	90,000	103,276
Penn Hills, PA, Capital Appreciation, “D”, 0%, 12/01/2032	595,000	328,892
Philadelphia, PA, Authority For Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2031	1,000,000	1,117,660
Philadelphia, PA, Redevelopment Authority City Agreement Rev., “A”, 5%, 4/15/2028	1,000,000	1,125,600
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/2024	1,000,000	1,117,290
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	520,000	523,344
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	430,000	435,190
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, ASSD GTY, 5%, 7/01/2036	25,000	25,031

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	$165,000	$166,178
Reading, PA, BAM, 5%, 11/01/2030	1,000,000	1,107,870
Reading, PA, BAM, 5%, 11/01/2031	1,000,000	1,103,740
Township of Cranberry Butler County, PA, 5%, 10/01/2035	1,000,000	1,137,020
		$9,709,395
General Obligations - Schools - 9.0%
Carlisle, PA, School District, 5%, 9/01/2026 (Prerefunded 3/01/2022)	$1,000,000	$1,160,420
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2031	1,150,000	670,703
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/2033	760,000	399,881
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	220,000	232,032
Daniel Boone, PA, School District Rev., 5%, 8/15/2032	10,000	10,474
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	160,000	168,706
Daniel Boone, PA, School District Rev., 5%, 8/15/2032 (Prerefunded 8/15/2018)	110,000	115,985
Deer Lakes, PA, School District, ASSD GTY, 5.375%, 4/01/2034	1,275,000	1,370,166
Northampton County, PA, Area School District, “A”, 5%, 10/01/2033	1,000,000	1,131,570
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	1,500,000	1,592,490
Reading, PA, School District, “A”, 5%, 4/01/2018	1,000,000	1,029,860
Reading, PA, School District, “A”, 5%, 4/01/2020	665,000	714,961
Scranton, PA, School District, “A”, AGM, 5%, 7/15/2027	1,340,000	1,367,805
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 11/15/2034	1,000,000	1,072,810
		$11,037,863
Healthcare Revenue - Hospitals - 17.5%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 8/15/2029	$1,000,000	$1,079,160
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 11/01/2040	1,500,000	1,610,400
Butler County, PA, Hospital Authority Rev. (Butler Health System), 7.25%, 7/01/2039 (Prerefunded 7/01/2019)	500,000	565,385
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 5%, 11/15/2041	850,000	931,557

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/2041 (Prerefunded 11/15/2021)	$500,000	$603,680
Chester County, PA, Health & Educational Facilities Authority Rev. (Chester County Junior High School), “A”, 5%, 5/15/2040	1,000,000	1,071,500
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), 5.75%, 6/01/2020 (Prerefunded 6/01/2019)	445,000	488,686
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), 5.75%, 6/01/2020	305,000	332,877
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	305,000	330,562
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	705,000	770,431
Fulton County, PA, Industrial Development Authority Hospital Rev. (Medical Center Project), 5%, 7/01/2040	500,000	500,330
Geisinger Authority, PA, Health System Rev., “A”, 5.125%, 6/01/2034	1,000,000	1,057,820
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	500,000	570,685
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	165,000	176,141
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	150,000	158,471
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/2025	335,000	368,889
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	390,000	428,345
Lancaster County, PA, Hospital Authority Rev. (University of Pennsylvania Health System), “A”, 5%, 8/15/2036	1,000,000	1,115,550
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 7/01/2039	750,000	815,190
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	105,000	116,389
Montgomery County, PA, Industrial Development Authority Rev. (Albert Einstein Healthcare Network Issue), “A”, 5.25%, 1/15/2030	500,000	539,680
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	20,000	20,766
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/2040 (Prerefunded 8/15/2018)	500,000	530,355

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pennsylvania Health System), 5%, 8/15/2029	$1,000,000	$1,145,200
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (The Children’s Hospital of Philadelphia), “C”, 5%, 7/01/2025	1,000,000	1,120,980
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/2039	810,000	874,233
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/2025 (Prerefunded 6/01/2018)	430,000	454,222
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/2025	320,000	334,115
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/2044	1,000,000	1,094,310
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 11/15/2033	500,000	540,855
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	155,000	175,807
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 1/01/2032	500,000	566,675
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 7/01/2030	1,000,000	1,064,650
		$21,553,896
Healthcare Revenue - Long Term Care - 6.2%
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/2037	$300,000	$300,117
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 12/01/2022	250,000	250,405
Chester County, PA, Health & Educational Facilities Authority Rev. (Simpson Senior Services Project), “A”, 5.25%, 12/01/2045	500,000	494,120
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	500,000	518,630
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/2041	500,000	505,505
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	450,000	490,941
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	50,000	54,094
East Hempfield Township, PA, Industrial Development Authority Rev. (Willow Valley Communities Project), 5%, 12/01/2039	750,000	805,005
Lancaster County, PA, Hospital Authority Health System Rev. (Brethren Village Project), 5.125%, 7/01/2037	500,000	516,845

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Lancaster County, PA, Hospital Authority Health System Rev. (Landis Homes Retirement Community Project), “A”, 5%, 7/01/2045	$500,000	$523,000
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	500,000	546,500
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2036	260,000	284,125
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2037	250,000	272,745
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (ACTS Retirement - Life Communities, Inc.), 5%, 11/15/2036	1,000,000	1,070,920
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 11/15/2029 (Prerefunded 11/15/2019)	250,000	282,163
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	400,000	395,104
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	55,000	65,499
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	105,000	125,500
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	10,000	11,299
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	10,000	11,455
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	70,000	80,818
		$7,604,790
Industrial Revenue - Environmental Services - 0.5%
Delaware County, PA, Industrial Development Authority Rev. (Covanta Project), “A”, 5%, 7/01/2043	$500,000	$500,465
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	115,000	115,382
		$615,847

Industrial Revenue - Other - 1.0%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/2031	$1,000,000	$1,211,300

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - 1.0%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	$145,000	$152,449
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	225,000	236,558
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2034	750,000	817,762
		$1,206,769
Sales & Excise Tax Revenue - 1.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$580,000	$651,810
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	40,000	41,059
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	325,000	210,444
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	400,000	46,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	250,000	57,025
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	70,000	13,308
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,395,000	249,970
		$1,269,616
Secondary Schools - 3.7%
Bucks County, PA, Industrial Development Authority Rev. (School Lane Charter School Project), ”A“, 5.125%, 3/15/2046	$500,000	$509,005
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), ‘‘A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	345,000	394,870
Montgomery County, PA, Higher Education & Health Authority Refunding Rev. (The Hill School Project), 5%, 8/15/2025	150,000	177,022
Montgomery County, PA, Higher Education & Health Authority Refunding Rev. (The Hill School Project), 5%, 8/15/2026	210,000	245,463
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/2037	500,000	505,330
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 11/15/2040	500,000	525,780
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	665,000	765,162

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Secondary Schools - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	$500,000	$506,155
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	400,000	420,760
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	400,000	446,252
		$4,495,799
Single Family Housing - State - 0.7%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “97-A”, 4.5%, 10/01/2022	$890,000	$891,629

Solid Waste Revenue - 0.4%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	$500,000	$532,000

State & Local Agencies - 4.0%
Commonwealth Financing Authority Rev., “A-2”, 5%, 6/01/2036	$1,500,000	$1,632,045
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	815,000	858,228
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	745,000	595,270
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/2023 (Prerefunded 7/01/2018)	60,000	63,383
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/2023 (Prerefunded 7/01/2018)	440,000	464,812
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	500,000	541,540
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project)., “A”, 5%, 6/01/2033	735,000	805,141
		$4,960,419
Tax - Other - 2.4%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/2035	$750,000	$781,365
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	140,000	154,909
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	45,000	50,086
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	185,000	200,009
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	115,000	123,565
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	115,000	123,375

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	$60,000	$64,320
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	185,000	197,254
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	155,000	155,299
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	655,000	686,630
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	430,000	451,268
		$2,988,080
Tax Assessment - 0.2%
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/2035	$215,000	$215,002

Tobacco - 1.6%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/2037	$665,000	$671,497
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	755,000	857,476
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	280,000	283,472
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	165,000	157,075
		$1,969,520
Toll Roads - 1.8%
Delaware River Port Authority Rev., 5%, 1/01/2029	$1,145,000	$1,304,190
Pennsylvania Turnpike Commission Rev., “B”, 5%, 12/01/2030	525,000	599,492
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	140,000	159,345
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	110,000	126,697
		$2,189,724
Transportation - Special Tax - 2.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$145,000	$150,494
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	270,000	272,622
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	625,000	641,950

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	$745,000	$784,343
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	70,000	73,296
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	215,000	230,259
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 12/01/2030	1,000,000	1,103,950
		$3,256,914
Universities - Colleges - 18.4%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, 5%, 3/01/2032	$500,000	$559,890
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/2038 (Prerefunded 10/15/2018)	250,000	269,038
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 10/15/2040	500,000	544,780
Commonwealth of Pennsylvania, State Public School Building Authority Rev. (Montgomery County Community College), 5%, 5/01/2033	1,000,000	1,109,240
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 11/01/2031	250,000	267,070
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), 5%, 11/01/2026	1,000,000	1,033,870
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 11/01/2039	300,000	317,640
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 10/01/2031	565,000	609,477
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/2034 (Prerefunded 10/01/2018)	750,000	806,730
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 12/01/2031 (Prerefunded 12/01/2019)	350,000	387,132
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 5/01/2040	1,000,000	1,059,140
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/2029	1,050,000	1,108,233
Lancaster, PA, Higher Education Authority College Rev. (Franklin & Marshall College), 5%, 4/15/2037 (Prerefunded 4/15/2018)	500,000	521,085
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/2017	285,000	294,835
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 11/01/2034	250,000	263,495

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 11/15/2033 (Prerefunded 5/15/2019)	$500,000	$545,885
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2037	750,000	805,867
Pennsylvania Higher Educational Facilities Authority Rev., AGM, 3%, 6/15/2045	575,000	473,035
Pennsylvania Higher Educational Facilities Authority Rev., BAM, 3%, 6/15/2045	605,000	499,494
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5.25%, 5/01/2027	500,000	506,630
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5%, 5/01/2037	500,000	503,905
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/2041	500,000	547,545
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 8/15/2036	500,000	578,860
Philadelphia, PA, Authority for Industrial Development Rev. (Temple University), 5%, 4/01/2027	805,000	936,328
Philadelphia, PA, Authority for Industrial Development Rev. (Temple University), 5%, 4/01/2036	750,000	836,212
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2036	1,000,000	1,102,690
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	1,000,000	1,095,750
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	95,000	86,110
Snyder County, PA, Higher Education Authority Rev. (Susquehanna University), 5%, 1/01/2038	1,000,000	1,041,450
Union County, PA, Higher Educational Facilities Financing Authority, University Rev. (Bucknell University), “B”, 5%, 4/01/2027	520,000	615,082
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	25,000	25,025
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 11/01/2030	1,000,000	1,092,310
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 11/01/2035	1,000,000	1,094,490
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), “A”, 5%, 11/01/2026	1,000,000	1,149,780
		$22,688,103

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - 3.1%
Clarion County, PA, Industrial Development Authority Student Housing Rev. (Clarion University Foundation, Inc.), “A”, 5%, 7/01/2045	$1,000,000	$1,034,320
East Hempfield, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	1,000,000	1,034,950
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/2043 (Prerefunded 7/01/2020)	1,000,000	1,146,310
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/2043	500,000	550,015
		$3,765,595
Utilities - Investor Owned - 2.1%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 12/01/2039	$1,000,000	$1,063,830
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	415,000	463,762
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 10/01/2039	1,000,000	1,078,650
		$2,606,242
Utilities - Municipal Owned - 1.8%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$315,000	$334,996
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	95,000	104,395
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	105,000	114,948
Philadelphia, PA, Gas Works Rev., 5%, 8/01/2031	500,000	553,400
Philadelphia, PA, Gas Works Rev. (1998 General Ordinance), “9”, 5.25%, 8/01/2040 (Prerefunded 8/01/2020)	390,000	439,518
Philadelphia, PA, Gas Works Rev., Unrefunded Balance, (1998 General Ordinance), “9”, 5.25%, 8/01/2040	610,000	667,919
		$2,215,176
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$545,000	$740,366
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/2038	280,000	376,222
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	420,000	454,629
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	235,000	267,928

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	$255,000	$278,450
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	75,000	79,930
		$2,197,525
Water & Sewer Utility Revenue - 6.9%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 6/01/2040	$1,000,000	$1,101,230
Allegheny County, PA, Sanitation Authority Sewer Rev., BAM, 5%, 12/01/2030	500,000	576,280
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/2033	1,000,000	1,100,200
Canonsburg-Houston, PA, Joint Authority Sewer Rev., “A”, 5%, 12/01/2040	1,000,000	1,101,820
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/2042	500,000	537,960
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	45,000	46,116
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	110,000	111,905
Delaware County, PA, Regional Water Quality Control Authority Rev., 5%, 5/01/2027	450,000	522,819
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	45,000	49,474
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	120,000	133,582
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	260,000	275,259
Harrisburg, PA, Water Authority Rev., 5.25%, 7/15/2031	1,000,000	1,016,620
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 1/01/2032 (Prerefunded 1/01/2019)	1,000,000	1,072,440
St. Mary’s, PA, Water Authority Rev., 5.15%, 2/01/2030	750,000	791,558
		$8,437,263
Total Municipal Bonds (Identified Cost, $115,052,051)		$120,675,628

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $1,490,235)	1,490,362	$1,490,213
Total Investments (Identified Cost, $116,542,286)		$122,165,841

Other Assets, Less Liabilities - 0.7%		868,899
Net Assets - 100.0%		$123,034,740

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/17

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.7%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.5%
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/2021	$2,000,000	$2,263,500
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	220,000	242,341
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	155,000	169,238
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 7/01/2040	2,250,000	2,439,878
New York, NY, Transportation Development Corporation Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	1,120,000	1,119,944
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	90,000	97,431
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	10,000	10,958
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	75,000	80,469
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	120,000	128,340
		$6,552,099
General Obligations - General Purpose - 5.9%
Aiken County, SC, County Administration Building Project, 5%, 3/01/2025	$910,000	$1,039,384
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/2027	2,020,000	2,437,251
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	495,000	532,546
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	130,000	134,523
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	65,000	67,779
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	280,000	287,680
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	50,000	57,376
Laurens County, SC, School District No. 56, 6.125%, 3/01/2033 (Prerefunded 3/01/2019)	1,000,000	1,095,240
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	105,000	105,739
Richland County, SC, General Obligation,
“B”, 5%, 3/01/2023	1,000,000	1,177,430
South Carolina, State Highway, “A”, 5%, 6/01/2018	3,000,000	3,142,740

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
State of California, Various Purpose General Obligation (Group Bid B), 5%, 8/01/2033	$770,000	$887,078
		$10,964,766
General Obligations - Schools - 9.1%
Anderson County, SC, School District, “A”, 5%, 3/01/2026	$1,240,000	$1,503,711
Chesterfield County, SC, School District, 5%, 3/01/2025	1,000,000	1,147,900
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	3,000,000	3,473,490
Lexington County, SC, School District No. 1, “A”, 5%, 3/01/2023	1,030,000	1,214,751
Orangeburg County, SC, Consolidated School District, 4%, 4/01/2019	1,315,000	1,390,376
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2025	2,000,000	2,262,900
Richland County, SC, School District No. 1, “A”, 5%, 3/01/2029	3,000,000	3,379,410
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2026	1,000,000	1,153,720
Sumter, SC, School Facilities, Inc., Installment Purchase Rev. (Sumter Two School Facilities, Inc.), BAM, 5%, 12/01/2027	1,195,000	1,367,976
		$16,894,234
Healthcare Revenue - Hospitals - 17.3%
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	$400,000	$433,524
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	925,000	1,010,849
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 11/01/2037	3,000,000	3,228,780
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 5/01/2020	3,400,000	3,666,016
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), 5.375%, 10/01/2039	1,000,000	1,065,500
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), “B”, 5%, 10/01/2031	1,950,000	2,144,083
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	550,000	627,753
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	480,000	544,522
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	155,000	165,466

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	$180,000	$190,165
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	605,000	664,484
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	865,000	953,835
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2032	1,500,000	1,532,550
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2035	1,000,000	1,099,480
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/2036	1,000,000	1,097,870
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 11/01/2026	500,000	554,565
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	400,000	446,988
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/2039 (Prerefunded 10/01/2019)	445,000	498,640
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/2029 (Prerefunded 1/01/2019)	585,000	639,165
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	915,000	1,007,104
South Carolina Economic Development Authority Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	2,000,000	2,192,960
South Carolina Jobs & Economic Development Authority Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/2037	1,250,000	1,303,775
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), 5.75%, 8/01/2039	275,000	289,113
South Carolina Jobs & Economic Development Authority Hospital Rev. (Palmetto Health), “A”, 5.25%, 8/01/2030	1,000,000	1,075,540
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), 5%, 2/01/2038	1,500,000	1,610,625
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, 5.5%, 2/01/2038 (Prerefunded 2/01/2019)	1,500,000	1,619,430
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 4/15/2037	2,000,000	2,154,700
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	105,000	117,846

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	$255,000	$287,546
		$32,222,874
Healthcare Revenue - Long Term Care - 1.2%
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/2047	$205,834	$193,824
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/2047	139,765	17,508
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/2043	750,000	725,460
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/2048	250,000	247,722
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Wesley Commons), 5%, 10/01/2036	1,000,000	1,001,120
		$2,185,634
Industrial Revenue - Other - 0.6%
Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina Eastman Co.), ETM, 6.75%, 5/01/2017	$1,000,000	$1,004,830

Industrial Revenue - Paper - 0.6%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$1,000,000	$1,047,380
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	100,000	119,347
		$1,166,727
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$45,000	$48,673

Multi-Family Housing Revenue - 0.5%
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5%, 2/20/2038	$990,000	$990,802

Port Revenue - 0.9%
South Carolina Port Authority Rev., 5%, 7/01/2028	$300,000	$340,734
South Carolina Port Authority Rev., 5%, 7/01/2029	450,000	507,789
South Carolina Port Authority Rev., 5%, 7/01/2033	500,000	553,315
South Carolina Port Authority Rev., 5.25%, 7/01/2040	250,000	272,797
		$1,674,635

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 0.9%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$725,000	$800,741
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	60,000	61,589
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	475,000	307,572
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	595,000	68,425
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	375,000	85,537
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	100,000	19,011
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	2,080,000	372,715
		$1,715,590
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$220,000	$227,698

Solid Waste Revenue - 0.6%
Three Rivers, SC, Solid Waste Authority Rev., 5%, 10/01/2028 (Prerefunded 10/01/2017)	$1,000,000	$1,021,070

State & Local Agencies - 8.5%
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/2024	$1,000,000	$1,189,930
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2020	800,000	887,760
Berkeley County, SC, School District Special Obligation, 5%, 12/01/2021	1,000,000	1,128,550
Charleston County, SC, Special Source Rev., “C”, 5%, 12/01/2021	1,000,000	1,151,210
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), “B”, 5%, 12/01/2030	3,595,000	4,091,937
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	1,330,000	1,062,697
Los Angeles County, CA, Public Works Financing Authority Lease Rev., “D”, 5%, 12/01/2032	1,140,000	1,315,640
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	290,000	323,643
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	15,000	16,906
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	50,000	55,804
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	55,000	60,977

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New York Dormitory Authority Rev., State Personal Income Tax, “A”, (Group C), 5%, 2/15/2041	$795,000	$905,910
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2028	2,000,000	2,287,080
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project)., “A”, 5%, 6/01/2033	1,115,000	1,221,404
		$15,699,448
Tax - Other - 5.4%
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, 5.5%, 7/01/2025	$50,000	$52,375
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 4/01/2022	1,025,000	1,137,555
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2029 (Prerefunded 4/01/2020)	750,000	826,005
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/2030 (Prerefunded 4/01/2020)	500,000	550,670
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	180,000	199,168
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	60,000	66,781
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	285,000	308,122
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	180,000	193,407
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	180,000	193,109
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	95,000	101,840
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	285,000	303,879
Myrtle Beach, SC, Tax Increment Refunding Bonds Rev. (Myrtle Beach Air Force Vase Redevelopment Project Area), 5%, 10/01/2030	1,000,000	1,137,230
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	2,000,000	2,193,240
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	400,000	400,772
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	390,000	407,854
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	1,245,000	1,305,121
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	635,000	666,407
		$10,043,535

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tobacco - 1.6%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/2037	$840,000	$848,207
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	850,000	965,370
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	235,000	223,713
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	920,000	894,663
		$2,931,953
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$275,000	$308,534
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	535,000	573,231
		$881,765
Transportation - Special Tax - 4.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$755,000	$783,607
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	435,000	462,775
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	20,000	20,013
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	1,120,000	1,150,374
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	100,000	103,937
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	80,000	82,344
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	155,000	165,366
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,110,000	1,168,619
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	105,000	109,945
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	350,000	374,840
South Carolina Transportation Infrastructure Rev., “A”, 5%, 10/01/2023	2,825,000	3,204,256
		$7,626,076

Issuer	Shares/Par	Value ($)
Universities - Colleges - 7.3%
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, 5%, 4/01/2022	$1,205,000	$1,378,532
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	865,000	711,610
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	910,000	751,305
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	200,000	222,322
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	75,000	69,619
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	125,000	113,303
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/2031	55,000	37,524
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/2042	30,000	20,272
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	270,000	293,077
South Carolina Educational Facilities Authority (Wofford College), 5%, 4/01/2035	1,565,000	1,733,425
South Carolina Jobs & Economic Development Authority (Furman University), 5%, 10/01/2028	700,000	818,510
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	30,000	30,030
University of South Carolina, Athletic Facilities Rev., “A”, 4%, 5/01/2035	365,000	378,512
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	1,000,000	1,089,580
University of South Carolina, Athletic Facilities Rev., “A”, 4%, 5/01/2036	400,000	414,176
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2036	440,000	505,331
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2037	1,560,000	1,788,743
University of South Carolina, Athletic Facilities Rev., “A”, 5.5%, 5/01/2038 (Prerefunded 5/01/2018)	1,000,000	1,049,030
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2040	2,000,000	2,176,020
		$13,580,921
Universities - Dormitories - 2.1%
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/2035	$2,555,000	$2,788,578

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Dormitories - continued
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/2039 (Prerefunded 6/01/2018)	$1,000,000	$1,047,040
		$3,835,618
Utilities - Investor Owned - 0.5%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$800,000	$894,000

Utilities - Municipal Owned - 9.2%
Easley, SC, Utility Rev., AGM, 5.25%, 12/01/2031	$2,500,000	$2,653,575
Easley, SC, Utility Rev., ASSD GTY, 5%, 12/01/2034	2,325,000	2,488,261
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	860,000	975,274
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2039	145,000	159,339
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2044	170,000	186,106
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	2,700,000	3,145,203
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 1/01/2030	1,000,000	1,093,410
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	20,000	20,942
South Carolina Public Service Authority Rev. (Santee Cooper), “B”, 5%, 12/01/2037	1,500,000	1,595,685
South Carolina Public Service Authority Rev. (Santee Cooper), “B”, 5%, 12/01/2046	1,000,000	1,049,990
South Carolina Public Service Authority Rev., “A”, 5.5%, 1/01/2038 (Prerefunded 1/01/2019)	2,305,000	2,481,517
South Carolina Public Service Authority Rev., “A”, 5%, 12/01/2049	1,000,000	1,037,750
South Carolina Public Service Authority, “A”, 5.5%, 1/01/2038 (Prerefunded 1/01/2019)	195,000	209,933
		$17,096,985
Utilities - Other - 2.5%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$685,000	$930,552
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 9/01/2042	790,000	837,179
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	130,000	159,007
Rock Hill, SC, Utility Systems Rev., 5%, 1/01/2041	1,000,000	1,101,080
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	270,000	301,339
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	330,635
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	570,000	667,880
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	330,000	360,347
		$4,688,019

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - 14.8%
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 1/01/2035 (Prerefunded 1/01/2021)	$1,000,000	$1,128,700
Charleston, SC, Waterworks & Sewer Rev., Refunding Systems, “B”, 5%, 1/01/2030	2,400,000	2,895,456
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/2025 (Prerefunded 2/01/2021)	580,000	656,717
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/2036	3,000,000	3,314,340
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	35,000	35,868
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 10/01/2029	1,000,000	1,072,670
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 1/01/2024 (Prerefunded 1/01/2020)	1,000,000	1,101,040
Greenwood, SC, Sewer Systems Rev., AGM, 5%, 10/01/2030 (Prerefunded 10/01/2018)	1,000,000	1,059,320
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	90,000	95,395
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	315,000	333,487
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	410,000	431,049
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2030	500,000	578,485
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/2035	500,000	563,860
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 1/15/2039	2,000,000	2,140,520
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	50,000	55,134
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	60,000	65,315
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	30,000	33,284
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	70,000	77,424
North Charleston, SC, Sewer District, 5%, 7/01/2039	3,425,000	3,844,460
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2033	1,000,000	1,099,130

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/2034	$2,000,000	$2,239,560
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 6/01/2039	2,000,000	2,148,800
Spartanburg, SC, Waterworks Rev., “A”, AGM, 5%, 6/01/2017	2,040,000	2,054,300
Sumter, SC, Waterworks & Sewer Systems Rev., SYNCORA, 5%, 12/01/2025 (Prerefunded 12/01/2017)	540,000	554,947
		$27,579,261
Total Municipal Bonds (Identified Cost, $175,648,726)		$181,527,213

Money Market Funds - 1.0%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $1,953,937)	1,954,066	$1,953,871
Total Investments (Identified Cost, $177,602,663)		$183,481,084

Other Assets, Less Liabilities - 1.3%		2,389,054
Net Assets - 100.0%		$185,870,138

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/17

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.9%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.9%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$200,000	$225,992
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 7/01/2039	1,000,000	1,089,960
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 7/01/2025	1,000,000	1,109,990
Metropolitan Government of Nashville, TN, Airport Authority Improvement Rev., “B”, 5%, 7/01/2035	1,100,000	1,209,846
New York, NY, Transportation Development Corporation Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	680,000	679,966
		$4,315,754
General Obligations - General Purpose - 14.5%
Chattanooga, TN, “B”, 4%, 10/01/2023	$1,325,000	$1,456,639
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	195,000	209,791
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	80,000	82,783
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	215,000	220,897
Johnson City, TN, 5%, 6/01/2031 (Prerefunded 6/01/2019)	1,000,000	1,082,620
Memphis, TN, “B”, 5%, 4/01/2034	1,025,000	1,166,050
Memphis, TN, Refunding General Improvement, “B”, 5%, 4/01/2031	1,000,000	1,152,000
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/2021	2,000,000	2,227,940
Metropolitan Government of Nashville & Davidson County, TN, 5%, 1/01/2028 (Prerefunded 1/01/2018)	2,000,000	2,061,440
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/2034	1,000,000	1,081,820
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	190,000	191,338
Shelby County, TN, “A”, 5%, 3/01/2028	2,000,000	2,274,300
State of Tennessee, “A”, 5%, 10/01/2029 (Prerefunded 10/01/2021)	1,500,000	1,727,265
Sumner County, TN, 5%, 6/01/2021	1,000,000	1,142,580
		$16,077,463
General Obligations - Schools - 1.8%
Williamson County, TN, School District, 5%, 4/01/2026	$740,000	$907,003
Williamson County, TN, School District, “A”, 4%, 3/01/2019	1,015,000	1,071,871
		$1,978,874

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - 17.4%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/2044	$1,000,000	$1,043,170
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	500,000	521,865
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 10/01/2033	1,000,000	1,059,740
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	295,000	319,724
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	680,000	743,111
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	405,000	459,440
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 4/01/2028	1,500,000	1,720,590
Jackson, TN, Hospital Rev., Prerefunded & Improvement, 5.625%, 4/01/2038 (Prerefunded 4/01/2018)	730,000	764,003
Jackson, TN, Hospital Rev., Unfunded Balance, 5.625%, 4/01/2038	270,000	279,642
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, NATL, 5%, 7/01/2018	65,000	65,226
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	790,000	867,673
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	265,000	292,216
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2024	1,000,000	1,139,980
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2033	1,000,000	1,117,690
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health System, Inc.), 5%, 4/01/2036	750,000	813,892
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 9/01/2036	1,000,000	1,090,080

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	$1,750,000	$1,935,412
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/2030	85,000	94,220
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	510,000	569,910
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	100,000	107,398
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Credit Group), “C”, 5%, 11/15/2040	1,500,000	1,611,180
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “B”, AGM, 5.25%, 9/01/2027 (Prerefunded 3/01/2018)	1,500,000	1,558,305
St. Petersburg, FL, Health Facilities Authority (All Children Hospital), “A”, 6.5%, 11/15/2039 (Prerefunded 11/15/2019)	170,000	192,821
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/2039 (Prerefunded 2/15/2019)	785,000	864,944
		$19,232,232
Healthcare Revenue - Long Term Care - 3.7%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5%, 1/01/2047	$750,000	$749,940
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/2043	1,000,000	1,013,650
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board Rev. (The Blakeford at Green Hills), 5%, 7/01/2037	1,000,000	1,035,850
Shelby County, TN, Health, Educational & Housing Facility Board (Trezevant Manor Project), “A’”, 5%, 9/01/2037	750,000	773,850
Shelby County, TN, Health, Educational & Housing Facility Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/2049	550,000	554,823
		$4,128,113
Industrial Revenue - Other - 0.6%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$550,000	$660,176

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Entertainment & Tourism - 2.5%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 11/01/2029	$2,500,000	$2,737,825

Miscellaneous Revenue - Other - 3.7%
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 8/01/2017	$120,000	$120,128
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2021	535,000	609,237
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/2023	1,205,000	1,410,284
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/2026	785,000	821,141
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	980,000	1,103,735
		$4,064,525
Sales & Excise Tax Revenue - 2.2%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	$480,000	$539,429
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	300,000	311,193
Guam Government Business Privilege Tax Rev., “D”, 5%, 11/15/2031	725,000	768,710
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	285,000	184,543
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	2,890,000	332,350
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	225,000	51,323
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	60,000	11,407
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,255,000	224,883
		$2,423,838
Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/2042	$130,000	$134,549

Single Family Housing - State - 1.3%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 7/01/2029	$505,000	$515,312
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 7/01/2024	885,000	914,957
		$1,430,269

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Agency - Other - 0.9%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 6/01/2040	$1,000,000	$1,019,140

State & Local Agencies - 10.1%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2020	$700,000	$779,933
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/2024	1,000,000	1,113,470
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	795,000	635,221
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project)., “A”, 5%, 6/01/2033	665,000	728,461
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	360,000	376,200
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	1,640,000	1,713,800
Tennessee School Board Authority, Higher Education Facilities Second Program, “B”, 5%, 11/01/2028	1,000,000	1,186,920
Tennessee School Board Authority, Higher Education Facilities Second Program, “B”, 5%, 11/01/2045	1,285,000	1,458,398
Tennessee School Bond Authority, “A”, 5%, 11/01/2043	1,000,000	1,136,940
Tennessee School Bond Authority, “C”, AGM, 5%, 5/01/2032	2,000,000	2,006,080
		$11,135,423
Tax - Other - 2.5%
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, 5.5%, 7/01/2025	$25,000	$26,187
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	150,000	165,974
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	50,000	55,651
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2033	170,000	183,792
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2034	105,000	112,820
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2035	105,000	112,647
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2036	60,000	64,320
Guam Government Ltd. Obligation Rev., “A”, 5%, 12/01/2046	175,000	186,592
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	230,000	230,444

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	$230,000	$240,529
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	415,000	435,040
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	380,000	398,795
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2025	250,000	267,190
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	245,000	265,747
		$2,745,728
Tobacco - 1.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$200,000	$227,146
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	245,000	248,038
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	190,000	180,874
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	550,000	534,853
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/2031	730,000	730,095
		$1,921,006
Toll Roads - 0.5%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	$165,000	$185,120
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	320,000	342,867
		$527,987
Transportation - Special Tax - 2.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	$260,000	$276,601
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2028	600,000	655,242
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	15,000	15,010
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	635,000	652,221
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	45,000	46,772

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	$40,000	$41,172
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	90,000	93,905
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	95,000	101,354
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	655,000	689,591
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	60,000	62,825
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	200,000	214,194
		$2,848,887
Universities - Colleges - 8.0%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 10/01/2039	$500,000	$523,895
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	250,000	263,020
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 4%, 9/01/2023	1,000,000	1,074,760
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2028	500,000	562,135
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/2030	375,000	418,718
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Lipscomb University Project), “A”, 5%, 10/01/2041	1,000,000	1,085,800
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), Prerefunded, 5%, 10/01/2034 (Prerefunded 10/01/2019)	535,000	585,129
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), Unrefunded ETM, 5%, 10/01/2034 (Prerefunded 10/01/2019)	1,965,000	2,149,120
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	520,000	427,788
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	555,000	458,214

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/2041	$120,000	$133,393
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	20,000	20,008
Shelby County, TN, Health Educational & Housing Facilities Rev. (Rhodes College), 5.5%, 8/01/2040	1,000,000	1,137,320
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	15,000	15,015
		$8,854,315
Universities - Dormitories - 0.5%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (CDFI Phase I LLC, University of Tennessee at Chattanooga), 5%, 10/01/2035	$500,000	$528,345

Utilities - Municipal Owned - 8.3%
Chattanooga, TN, Electric Rev., “A”, 5%, 9/01/2033 (Prerefunded 3/01/2018)	$2,000,000	$2,074,320
Citizens Gas Utility District, TN, Gas Rev. Unrefunded, 5%, 5/01/2035	420,000	435,279
Citizens Gas Utility District, TN, Gas Rev., ETM, 5%, 5/01/2035 (Prerefunded 5/01/2019)	580,000	626,000
Clarksville, TN, Electric System Rev., “A”, 5%, 9/01/2034	1,250,000	1,371,050
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	300,000	319,044
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	470,000	492,344
Johnson City, TN, Electric Rev., AGM, 5%, 5/01/2029	1,000,000	1,039,080
Johnson City, TN, Energy Authority Electric System Rev., 5%, 5/01/2029	545,000	657,139
Johnson City, TN, Energy Authority Electric System Rev., 5%, 5/01/2030	630,000	754,683
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	195,000	214,555
Memphis, TN, Electric Systems Rev., 5%, 12/01/2034	1,000,000	1,139,700
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	10,000	10,471
		$9,133,665
Utilities - Other - 1.7%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	$225,000	$251,116
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	115,000	131,114
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	85,000	97,205

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	$1,200,000	$1,406,064
		$1,885,499
Water & Sewer Utility Revenue - 9.4%
Chicago, IL, Wastewater Transmission Rev., Second Lien, “C”, 5%, 1/01/2030	$150,000	$163,766
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2029	1,000,000	1,129,900
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2041	2,000,000	2,275,020
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	65,000	68,897
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	300,000	315,402
Memphis, TN, Sanitary Sewerage System Rev., 5%, 10/01/2021	865,000	968,004
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., 5%, 7/01/2032	2,000,000	2,272,700
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	30,000	33,080
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	35,000	38,100
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	20,000	22,189

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	$45,000	$49,772
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	65,000	82,676
South Blount County, TN, Utility District Waterworks Rev., Prerefunded & Improvement, AGM, 5%, 12/01/2033 (Prerefunded 12/01/2019)	680,000	746,939
South Blount County, TN, Utility District Waterworks Rev., Unrefunded Balance & Improvement, AGM, 5%, 12/01/2033	1,460,000	1,564,098
Wilson County, TN, West Wilson Utility District Waterworks Rev., 5%, 6/01/2030	550,000	638,710
		$10,369,253
Total Municipal Bonds (Identified Cost, $104,260,208)		$108,152,866

Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $917,124)	917,216	$917,124
Total Investments (Identified Cost, $105,177,332)		$109,069,990

Other Assets, Less Liabilities - 1.2%		1,379,528
Net Assets - 100.0%		$110,449,518

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/17

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.5%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.4%
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	$510,000	$576,280
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	855,000	958,181
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 10/01/2028	1,500,000	1,584,795
Metropolitan Washington, DC, Airport Authority Rev., “B”, 5%, 10/01/2027	980,000	1,136,457
Metropolitan Washington, DC, Airport Authority Rev., “B”, 5%, 10/01/2028	1,000,000	1,148,870
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2023	2,000,000	2,243,280
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/2024	1,000,000	1,115,140
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	1,160,000	1,278,227
		$10,041,230
General Obligations - General Purpose - 11.4%
Chesapeake, VA, “B”, 5%, 6/01/2023	$1,930,000	$2,205,314
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	790,000	849,922
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	210,000	217,306
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	925,000	1,055,758
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	540,000	554,812
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	110,000	126,226
Isle Wight County, VA, “A”, 4%, 4/01/2020	1,045,000	1,129,039
Loudoun County , VA, General Obligation Public Improvement, “A”, 5%, 12/01/2022	3,000,000	3,536,580
Loudoun County , VA, General Obligation Public Improvement, “B”, 5%, 11/01/2018	5,500,000	5,848,260
Lynchburg, VA, Public Improvement, 5%, 12/01/2023	1,000,000	1,121,470
Lynchburg, VA, Public Improvement, 5%, 6/01/2026	1,000,000	1,179,370
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/2032	500,000	567,150
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2017	650,000	654,180
Puerto Rico Public Buildings Authority Rev., “H”, AMBAC, 5.5%, 7/01/2018	575,000	581,940
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	170,000	171,197
Puerto Rico Public Buildings Authority Rev., Guaranteed, “D”, AMBAC, 5.45%, 7/01/2030	380,000	382,713

Issuer	Shares/Par	Value ($)
General Obligations - General Purpose - continued
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2024	$1,785,000	$2,096,750
Richmond, VA, Public Improvement, “A”, 5%, 3/01/2028	220,000	254,393
Stafford County, VA, General Obligation Public Improvement, 5%, 7/01/2022	555,000	648,284
State of California, Various Purpose General Obligation (Group Bid B), 5%, 8/01/2033	1,195,000	1,376,700
Suffolk, VA, General Obligation, 5%, 12/01/2021	3,330,000	3,852,743
Suffolk, VA, General Obligation, 5%, 12/01/2022	2,480,000	2,920,622
Virginia Beach, VA, Public Improvement, “B”, 5%, 4/01/2022	2,000,000	2,327,900
		$33,658,629
Healthcare Revenue - Hospitals - 14.5%
Charlotte County, VA, Industrial Development Authority Rev. (Halifax Hospital), 5%, 9/01/2037	$1,000,000	$1,008,970
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), 5.5%, 5/15/2035 (Prerefunded 5/15/2019)	530,000	578,606
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2031	2,000,000	2,320,560
Fairfax County, VA, Industrial Development Authority Health Care Rev., Unrefunded Balance, 5.5%, 5/15/2035	970,000	1,044,380
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “A”, 5%, 5/15/2044	2,000,000	2,227,580
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “C”, 5%, 5/15/2025	500,000	538,040
Fauquier County, VA, Industrial Development Authority Hospital Authority Rev. (Fauquier Hospital Obligation Group), “B”, 5.25%, 10/01/2037 (Prerefunded 10/01/2017)	2,000,000	2,044,680
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2031	750,000	815,588
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/2033	1,000,000	1,073,660
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 6/15/2019	1,125,000	1,196,089

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 11/01/2042	$1,705,000	$1,839,797
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 8/15/2020	1,500,000	1,618,635
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	970,000	1,100,387
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	375,000	400,320
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/2041	395,000	417,306
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	635,000	709,593
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 11/01/2036	2,875,000	3,202,894
Roanoke, VA, Economic Development Authority Hospital Rev. (Carilion Medical Center), 5%, 7/01/2033	2,385,000	2,569,146
Roanoke, VA, Industrial Development Authority Hospital Rev. (Carilion Health Systems), “B”, 5%, 7/01/2038 (Prerefunded 7/01/2020)	45,000	50,265
Roanoke, VA, Industrial Development Authority Hospital Rev. (Carilion Health Systems), “B”, AGM, 5%, 7/01/2038	2,955,000	3,141,283
Roanoke, VA, Industrial Development Authority Hospital Rev. (Roanoke Memorial Hospital), “B”, ETM, NATL, 6.125%, 7/01/2017	820,000	831,021
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	1,805,000	1,986,691
Virginia Small Business Financing Authority Hospital Rev. (Wellmont Health Project), ’’A’’, 5.25%, 9/01/2037	2,000,000	2,019,240
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 11/01/2040	4,000,000	4,312,200
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 7/01/2029	1,400,000	1,517,418
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	220,000	246,915
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	530,000	597,644

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Winchester, VA, Economic Development Authority Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/2044	$2,000,000	$2,172,600
Winchester, VA, Economic Development Authority Rev., (Valley Health System Obligated Group), 5%, 1/01/2028	600,000	701,280
Winchester, VA, Economic Development Authority Rev., (Valley Health System Obligated Group), 5%, 1/01/2030	400,000	460,152
		$42,742,940
Healthcare Revenue - Long Term Care - 3.0%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 1/01/2042	$1,000,000	$1,015,650
Alexandria, VA, Industrial Development Authority, Residential Care Facilities Mortgage Rev. (Goodwin House, Inc.), 5%, 10/01/2030	1,000,000	1,112,960
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 12/01/2038	750,000	731,857
Fairfax County, VA, Economic Development Authority, Residential Care Facilities (Goodwin House, Inc.), 5%, 10/01/2036	1,000,000	1,085,220
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2024	395,000	435,716
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/2025	385,000	421,171
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/2048	200,800	9,417
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendalat Lexington), 4%, 1/01/2037	1,000,000	962,870
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/2046	500,000	504,685
Prince William County, VA, Industrial Development Authority, Residential Care Facilities Rev. (Westminster at Lake Ridge), 5%, 1/01/2037	1,000,000	1,012,630
Suffolk, VA, Economic Development Facilities First Mortgage Rev. (Lake Prince Center, Inc.), 5%, 9/01/2031	1,000,000	1,065,740
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	140,000	166,725

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	$265,000	$316,739
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	35,000	39,548
		$8,880,928
Industrial Revenue - Other - 1.2%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$3,010,000	$3,612,963

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	$100,000	$118,194
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	130,000	155,151
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	1,683,272	1,178
		$274,523
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	$80,000	$86,530

Multi-Family Housing Revenue - 6.5%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 11/01/2031 (Put Date 11/01/2019)	$2,515,000	$2,539,144
New York Housing Finance Agency Rev. (Affordable Housing), “C”, FNMA, 3.25%, 11/01/2041	1,440,000	1,322,827
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 6/01/2030	1,450,000	1,547,788
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 6/01/2045	3,050,000	3,134,028
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 10/01/2039	3,000,000	3,060,720
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 4/01/2037	1,330,000	1,369,115
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 1/01/2041	3,770,000	3,911,262
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 4/01/2045	2,125,000	2,182,205
		$19,067,089
Port Revenue - 1.2%
Virginia Port Authority Facilities Rev, “A”, 5%, 7/01/2031 (Prerefunded 7/01/2025)	$3,000,000	$3,615,480

Issuer	Shares/Par	Value ($)
Sales & Excise Tax Revenue - 1.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2041	$1,320,000	$1,457,900
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	40,000	43,950
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	750,000	485,640
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	930,000	106,950
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	590,000	134,579
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	160,000	30,418
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	3,250,000	582,368
		$2,841,805
Secondary Schools - 0.7%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 1/01/2040 (Prerefunded 1/01/2020)	$1,900,000	$2,092,527

State & Local Agencies - 15.3%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	$1,955,000	$1,562,084
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2033	500,000	569,960
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/2034	1,000,000	1,135,590
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev. , 5%, 4/01/2035	1,250,000	1,448,212
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev. , 5%, 4/01/2036	1,000,000	1,155,780
Fairfax County, VA, Economic Development Authority Metrorail Parking System Project Rev. , 5%, 4/01/2037	750,000	865,448
Fairfax County, VA, Economic Development Authority Transportation Contract Rev. (Route 28 Projects), “B”, 2.875%, 4/01/2034	6,170,000	5,421,024
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/2035 (Prerefunded 7/15/2020)	1,000,000	1,146,450
Montgomery County, VA, Industrial Development Authority (Public Facilities Project), 5%, 2/01/2029	500,000	516,995

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2034	$2,770,000	$3,156,193
New River Valley, VA, Regional Jail Authority Rev., 5%, 10/01/2036	3,205,000	3,629,470
Powhatan County, VA, 5%, 1/15/2032	2,500,000	2,708,275
Stafford County, VA, Economic Development Authority Lease Rev., 5%, 4/01/2033 (Prerefunded 4/01/2018)	2,400,000	2,497,128
Stafford County, VA, Economic Development Authority Lease Rev., 5%, 4/01/2033	600,000	620,874
Virginia College Building Authority, Educational Facilities Rev., 5%, 2/01/2023	2,140,000	2,510,926
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2/01/2029 (Prerefunded 2/01/2019)	1,500,000	1,606,425
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/2027	3,000,000	3,398,430
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “B”, 5%, 9/01/2020	3,000,000	3,366,120
Virginia Public Building Authority Rev., “B”, 5.25%, 8/01/2028 (Prerefunded 8/01/2018)	1,000,000	1,056,390
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/2029 (Prerefunded 8/01/2019)	950,000	1,034,066
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 8/01/2021	1,000,000	1,105,880
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2019	1,175,000	1,279,881
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/2030 (Prerefunded 8/01/2020)	1,000,000	1,120,580
Virginia Resource Authority Infrastructure Rev. (Virginia Pooled Financing Program), “A”, 5%, 8/01/2029 (Prerefunded 8/01/2019)	100,000	108,873
Western Virginia, VA, Regional Jail Authority Rev., 5%, 12/01/2034	1,750,000	2,010,050
		$45,031,104
Tax - Other - 1.6%
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, 5.5%, 7/01/2025	$75,000	$78,562
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	365,000	403,869
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	120,000	133,562
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	365,000	365,704
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	620,000	648,384

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2026	$2,030,000	$2,128,029
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	990,000	1,038,965
		$4,797,075
Tax Assessment - 0.4%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	$750,000	$808,575
Prince William County, VA, Cherry Hill Community Development Authority Rev. (Potomac Shores Project), 5.15%, 3/01/2035	500,000	509,350
		$1,317,925
Tobacco - 2.5%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.75%, 6/01/2034	$275,000	$259,738
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6%, 6/01/2042	1,110,000	1,070,428
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	1,230,000	1,224,859
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	1,575,000	1,788,775
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	680,000	688,432
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	1,405,000	1,366,306
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 6/01/2047	1,000,000	919,280
		$7,317,818
Toll Roads - 3.2%
Chesapeake Bay Bridge & Tunnel District First Tier General Resolution Rev. , 5%, 7/01/2051	$3,000,000	$3,285,720
Metropolitan Washington, DC, Airports Authority Rev. Senior Lien (Dulles Toll Road), 5%, 10/01/2053	2,000,000	2,082,400
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 7/01/2034	2,500,000	2,606,475
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/2037	465,000	521,702
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/2042	905,000	969,671
		$9,465,968
Transportation - Special Tax - 3.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	$50,000	$50,034
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	1,485,000	1,525,273

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	$170,000	$176,693
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	1,695,000	1,784,513
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	160,000	167,534
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	505,000	540,840
Virginia Port Authority Rev., 5%, 7/01/2030	1,000,000	1,149,110
Virginia Port Authority Rev., 5%, 7/01/2031	500,000	571,010
Virginia Port Authority, Port Fund Rev., 5%, 7/01/2032	1,200,000	1,324,668
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 7/01/2029	1,485,000	1,602,567
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/2032	1,365,000	1,469,955
		$10,362,197
Universities - Colleges - 9.4%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/2026	$1,770,000	$1,676,880
Connecticut Health & Educational Facilities Authority Connecticut Rev. (Connecticut State University System Issue, Series P-1), 2.625%, 11/01/2032	1,765,000	1,485,177
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2030	615,000	647,521
Pennsylvania Higher Educational Facilities Authority Rev. , AGM, 3%, 6/15/2045	1,380,000	1,135,285
Pennsylvania Higher Educational Facilities Authority Rev. , BAM, 3%, 6/15/2045	1,450,000	1,197,134
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/2034 (Prerefunded 9/01/2021)	1,000,000	1,166,250
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	370,000	373,134
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	230,000	208,477
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	410,000	445,043
University of Virginia (University Rev.), 5%, 9/01/2025	3,760,000	4,288,506

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 6/01/2043	$685,000	$778,927
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “A”, 5%, 7/01/2035	1,000,000	1,026,440
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	1,000,000	1,043,430
Virginia College Building Authority, Educational Facilities Rev. (Regent University), 5%, 6/01/2026	2,000,000	1,921,640
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 3/01/2021	2,115,000	2,401,625
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 4/01/2037	2,180,000	2,184,861
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 1/01/2031	1,000,000	1,232,300
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), “A”, 5%, 1/01/2040	1,000,000	1,121,910
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	2,500,000	2,885,700
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 4/01/2033	500,000	548,030
		$27,768,270
Utilities - Municipal Owned - 3.8%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$785,000	$834,832
Guam Power Authority Rev., “A”, 5.5%, 10/01/2040	1,250,000	1,309,425
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/2033 (Prerefunded 5/01/2019)	470,000	517,132
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	60,000	59,057
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	260,000	254,311
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/2017	15,000	15,133
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	5,000	5,304
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	25,000	25,034
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030 (Prerefunded ) (Put Date )	30,000	30,007
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	20,000	20,558
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	185,000	185,383

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	$300,000	$315,810
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	35,000	36,648
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2027	2,555,000	2,952,073
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2035	2,000,000	2,296,940
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/2038	2,000,000	2,239,220
		$11,096,867
Utilities - Other - 1.2%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	$945,000	$1,022,915
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	555,000	619,419
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	290,000	330,635
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	215,000	247,256
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	1,140,000	1,335,761
		$3,555,986
Water & Sewer Utility Revenue - 15.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$105,000	$107,605
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5.125%, 7/01/2047	265,000	269,590
Fairfax County, VA, Water Authority Rev., 5%, 4/01/2028	1,000,000	1,141,830
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	60,000	65,965
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	175,000	194,807
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	620,000	656,388
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/2033 (Prerefunded 4/01/2018)	745,000	775,381
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/2033 (Prerefunded 4/01/2018)	1,255,000	1,306,179
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/2038 (Prerefunded 4/01/2018)	3,750,000	3,902,925
James City, VA, Water & Sewer Rev., 5%, 1/15/2040 (Prerefunded 1/15/2018)	1,290,000	1,331,912
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	80,000	88,214

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	$100,000	$108,858
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	50,000	55,473
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	110,000	121,666
Norfolk, VA, Water Rev., 5%, 11/01/2028	1,000,000	1,133,120
Norfolk, VA, Water Rev., 4.75%, 11/01/2038 (Prerefunded 11/01/2018)	4,000,000	4,235,840
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/2022	1,310,000	1,538,136
Virginia Resources Authority, Clean Water Rev., 4.75%, 10/01/2027 (Prerefunded 10/01/2017)	3,000,000	3,060,450
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/2031 (Prerefunded 10/01/2019)	1,000,000	1,094,220
Virginia Resources Authority, Infrastructure Rev., 5.25%, 11/01/2033	985,000	1,048,089
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040 (Prerefunded 11/01/2020)	1,240,000	1,397,926
Virginia Resources Authority, Infrastructure Rev. (St. Moral, VA), 5%, 11/01/2040	160,000	176,688
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2025 (Prerefunded 11/01/2021)	260,000	300,110
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/2033 (Prerefunded 11/01/2018)	175,000	186,690
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/2033 (Prerefunded 11/01/2018)	1,840,000	1,962,912
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/2038 (Prerefunded 11/01/2018)	2,600,000	2,763,488
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2025 (u)	1,245,000	1,433,281
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2027 (u)	5,755,000	6,619,804
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/2028 (u)	3,000,000	3,447,960

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/2025	$1,335,000	$1,533,074
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2033	2,245,000	1,248,826
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2034	2,250,000	1,192,275
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2035	1,950,000	983,365
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/2036	1,250,000	599,250
		$46,082,297
Total Municipal Bonds (Identified Cost, $284,781,866)		$293,710,151

Money Market Funds - 0.6%

Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $1,876,729)	1,876,760	$1,876,573
Total Investments (Identified Cost, $286,658,595)		$295,586,724

Other Assets, Less Liabilities - (0.1)%		(281,996)
Net Assets - 100.0%		$295,304,728

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/17

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.8%

Issuer	Shares/Par	Value ($)
Airport Revenue - 1.6%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/2044	$155,000	$170,740
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	110,000	120,105
New York, NY, Transportation Development Corporation Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, AGM, 4%, 7/01/2037	745,000	744,963
San Francisco, CA, City & County Airports Commission, International Airport Rev., “B”, 5%, 5/01/2046	470,000	517,902
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	60,000	64,954
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	70,000	76,708
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	55,000	59,011
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	85,000	90,907
		$1,845,290
General Obligations - General Purpose - 4.1%
Commonwealth of Puerto Rico, Public Improvement Refunding, “A-4”, AGM, 5%, 7/01/2031	$85,000	$87,957
Guam Government, “A”, 6.75%, 11/15/2029 (Prerefunded 11/15/2019)	35,000	39,948
Guam Government, “A”, 5.25%, 11/15/2037 (Prerefunded 11/15/2017)	250,000	256,857
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	45,000	51,638
State of West Virginia, 4%, 6/01/2022	2,000,000	2,156,100
State of West Virginia, 4%, 6/01/2023	2,000,000	2,143,500
		$4,736,000
General Obligations - Schools - 7.4%
Hancock County, WV, Board of Education, 4.5%, 5/01/2032	$1,405,000	$1,511,148
Monongalia County, WV, Board of Education, 5%, 5/01/2029	1,000,000	1,135,180
Monongalia County, WV, Board of Education, 5%, 5/01/2031	2,000,000	2,245,740
Putnam County, WV, Board of Education, 4%, 5/01/2020	2,500,000	2,705,450
Putnam County, WV, Board of Education, 4%, 5/01/2025	1,000,000	1,052,960
		$8,650,478

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - 16.5%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/2036	$725,000	$792,287
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/2028 (Prerefunded 5/01/2020)	450,000	513,617
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	420,000	476,456
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/2025	340,000	374,394
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	410,000	450,311
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/2045	290,000	319,783
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), “E-1”, 5.125%, 7/01/2038 (Prerefunded 7/01/2018)	675,000	709,668
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/2041	1,100,000	1,243,572
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	1,000,000	1,119,950
Princeton, WV, Hospital Rev. (Princeton Community Hospital), “A”, 5%, 5/01/2027	750,000	806,423
West Virginia Hospital Finance Authority Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2/15/2034 (Prerefunded 2/15/2019)	1,000,000	1,088,080
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/2028	1,000,000	1,117,970
West Virginia Hospital Finance Authority Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 9/01/2023	2,000,000	2,318,440
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	500,000	511,365
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,075,730
West Virginia Hospital Finance Authority Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/2044	1,000,000	1,073,160

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 4%, 6/01/2035	$1,500,000	$1,511,400
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “A”, 5.5%, 6/01/2044	1,460,000	1,627,477
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia United Health System Obligated Group), “E”, 5.625%, 6/01/2035 (Prerefunded 12/01/2018)	1,000,000	1,074,760
West Virginia Hospital Finance Authority Hospital Rev. (West Virginia University Health System Obligated Group), “A”, 5%, 6/01/2042	1,000,000	1,091,540
		$19,296,383
Industrial Revenue - Other - 0.4%
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	$420,000	$504,134

Miscellaneous Revenue - Other - 15.4%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	$605,000	$669,475
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2040	140,000	147,192
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	215,000	226,044
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/2044	580,000	606,199
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/2040	545,000	613,812
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 7/01/2018	3,470,000	3,602,797
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “B”, AMBAC, 5.375%, 7/01/2018	810,000	840,999
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 6/15/2040	2,475,000	2,709,853
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/2026 (Prerefunded 7/01/2018)	1,000,000	1,049,810
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/2028 (Prerefunded 7/01/2018)	750,000	787,357
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 7/01/2030	1,000,000	1,101,560
West Virginia School Building Authority, Lottery Capital Improvement Rev., “A”, 5%, 7/01/2031	890,000	1,022,699

Issuer	Shares/Par	Value ($)
Miscellaneous Revenue - Other - continued
West Virginia School Building Authority, Lottery Capital Improvement Rev., “B”, 5%, 7/01/2032	$1,940,000	$2,220,931
West Virginia, Higher Education Policy Commission Rev. (Community & Technology- Capital Improvement), “A”, 5%, 7/01/2039	2,200,000	2,363,614
		$17,962,342
Multi-Family Housing Revenue - 0.4%
New York Housing Finance Agency Rev. (Affordable Housing), “C”, FNMA, 3.25%, 11/01/2041	$570,000	$523,619

Sales & Excise Tax Revenue - 2.5%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$335,000	$347,499
Guam Government Business Privilege Tax Rev., “A”, 5.125%, 1/01/2042	790,000	811,701
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/2031	1,000,000	1,220,060
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 8/01/2040	330,000	213,682
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	385,000	44,275
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	245,000	55,884
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	65,000	12,357
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	1,345,000	241,011
		$2,946,469
Single Family Housing - State - 0.8%
West Virginia Housing Development Fund, “A”, 2.95%, 11/01/2021	$300,000	$314,037
West Virginia Housing Development Fund, “A”, 3.8%, 11/01/2024	630,000	663,585
		$977,622
State & Local Agencies - 9.1%
California Public Works Board Lease Rev. (Department of Corrections), “E”, AGM, 3%, 10/01/2036	$835,000	$763,165
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	545,000	588,780
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/2033	1,000,000	1,003,250
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 6/01/2022	1,000,000	1,127,950

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 6/01/2029	$2,000,000	$2,271,180
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2025	645,000	647,302
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/2030	1,355,000	1,359,553
West Virginia Hospital Finance Authority Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/2034	795,000	795,668
West Virginia School Building Authority Rev., “A”, FGIC, 5%, 7/01/2020	2,000,000	2,021,520
		$10,578,368
Tax - Other - 1.4%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/2024 (Prerefunded 12/01/2019)	$160,000	$177,038
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/2029 (Prerefunded 12/01/2019)	55,000	61,216
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	945,000	946,824
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	430,000	451,268
		$1,636,346
Tax Assessment - 1.2%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/2033	$455,000	$454,973
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), 4%, 6/01/2034	1,000,000	925,900
		$1,380,873
Tobacco - 0.8%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	$620,000	$704,153
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	190,000	180,874
		$885,027
Toll Roads - 0.3%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	$155,000	$176,418
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	120,000	138,215
		$314,633

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 2.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	$575,000	$596,787
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	625,000	641,950
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	105,000	109,134
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.5%, 7/01/2029	750,000	789,607
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2032	65,000	68,061
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	220,000	235,613
		$2,441,152
Universities - Colleges - 16.6%
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2023	$420,000	$468,506
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/2024	440,000	491,000
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2026	840,000	973,056
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/2032	4,035,000	4,437,168
Marshall University, WV, University Rev., 5%, 5/01/2030	2,000,000	2,182,300
Marshall University, WV, University Rev., 5%, 5/01/2041	1,000,000	1,104,650
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/2040	555,000	717,043
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “B”, 5%, 10/01/2044	985,000	1,137,764
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University Project), 5.375%, 12/01/2021	20,000	20,008
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NATL, 5%, 7/01/2021	1,270,000	1,280,947
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/2031	110,000	107,179
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 4/01/2047	845,000	982,144
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 4/01/2020	1,700,000	1,907,808

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 4/01/2028	$3,035,000	$3,606,217
		$19,415,790
Utilities - Investor Owned - 0.4%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	$470,000	$525,225

Utilities - Municipal Owned - 1.4%
Guam Power Authority Rev., “A”, 5.5%, 10/01/2030	$325,000	$345,631
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2024	605,000	686,094
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2033	435,000	484,085
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	125,000	131,588
		$1,647,398
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	$615,000	$835,459
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	480,000	519,576
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2021	245,000	273,437
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	125,000	142,515
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/2021	290,000	316,669
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/2031	70,000	74,601
		$2,162,257
Water & Sewer Utility Revenue - 13.6%
Berkeley County, WV, Public Service Sewer District, “A”, BAM, 5%, 6/01/2036	$1,700,000	$1,875,967
Berkeley County, WV, Public Service Sewer District, “C”, BAM, 4.5%, 10/01/2032	1,500,000	1,619,100
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 7/01/2022	200,000	222,164
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 7/01/2036	40,000	42,398
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/2040	515,000	545,225
Guam Waterworks Authority Rev. (Water and Wastewater System), 5%, 1/01/2046	180,000	189,241
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2029	20,000	21,973
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/2035	20,000	21,403
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	35,000	38,593

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	$40,000	$43,543
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	20,000	22,189
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	50,000	55,303
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	75,000	95,396
Morgantown, WV, Combined Utility System Rev., “A”, AGM, 5%, 12/01/2041	1,000,000	1,113,390
Ogden City, UT, Sewer & Water Refunding Rev., 3%, 6/15/2041	620,000	545,054
West Virginia Water Development Authority Rev. (Loan Program II), “A-II”, 5%, 11/01/2033	1,000,000	1,122,070
West Virginia Water Development Authority Rev. (Loan Program IV), “A”, AGM, 5%, 11/01/2044	2,000,000	2,006,120
West Virginia Water Development Authority Rev. (Loan Program IV), “B”, AMBAC, 5.125%, 11/01/2024	1,950,000	1,956,708
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2038	3,000,000	3,278,820
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/2043	1,000,000	1,090,030
		$15,904,687
Total Municipal Bonds (Identified Cost, $110,110,630)		$114,334,093

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $1,154,554)	1,154,661	$1,154,546
Total Investments (Identified Cost, $111,265,184)		$115,488,639

Other Assets, Less Liabilities - 1.2%		1,375,243
Net Assets - 100.0%		$116,863,882

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

Portfolio Footnotes:

(a)	Non-income producing security.
(d)	In default.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/17

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$85,038,929	$193,623,767	$342,584,033	$115,052,051
Underlying affiliated funds, at identified cost	285,741	3,286,400	944,385	1,490,235
Total investments, at identified cost	$85,324,670	$196,910,167	$343,528,418	$116,542,286
Unrealized appreciation (depreciation) on non-affiliated issuers	3,643,500	9,441,330	14,273,086	5,623,577
Unrealized appreciation (depreciation) on underlying affiliated funds	—	(63)	—	(22)
Total investments, at value	$88,968,170	$206,351,434	$357,801,504	$122,165,841
Receivables for
Investments sold	184,451	—	65,853	—
Fund shares sold	180,804	86,422	1,135,539	6,406
Interest	1,124,774	2,646,278	5,192,989	1,736,775
Receivable from distributor	56	—	—	—
Other assets	600	1,068	1,694	753
Total assets	$90,458,855	$209,085,202	$364,197,579	$123,909,775

Liabilities
Payables for
Distributions	$23,105	$75,587	$112,145	$54,686
Investments purchased	—	2,973,105	—	558,461
Fund shares reacquired	116,037	323,456	721,850	150,400
Payable to affiliates
Investment adviser	2,316	5,214	9,171	3,143
Shareholder servicing costs	24,241	47,921	101,657	34,558
Distribution and service fees	—	2,658	3,616	2,054
Payable for independent Trustees’ compensation	1,816	2,366	4,564	1,805
Accrued expenses and other liabilities	64,024	72,458	79,672	69,928
Total liabilities	$231,539	$3,502,765	$1,032,675	$875,035
Net assets	$90,227,316	$205,582,437	$363,164,904	$123,034,740

Net assets consist of
Paid-in capital	$89,007,263	$201,346,337	$358,380,427	$121,489,818
Unrealized appreciation (depreciation) on investments	3,643,500	9,441,267	14,273,086	5,623,555
Accumulated net realized gain (loss) on investments	(2,466,389)	(5,315,346)	(9,561,654)	(4,076,036)
Accumulated undistributed (distributions in excess of) net investment income	42,942	110,179	73,045	(2,597)
Net assets	$90,227,316	$205,582,437	$363,164,904	$123,034,740

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$84,401,091	$124,890,401	$263,433,253	$98,906,719
Class B	1,180,169	5,032,465	3,303,224	4,739,699
Class C	—	25,245,792	57,867,518	—
Class I	4,646,056	50,413,779	38,560,909	19,388,322
Total net assets	$90,227,316	$205,582,437	$363,164,904	$123,034,740

Shares of beneficial interest outstanding
Class A	8,758,136	11,426,872	22,721,789	9,708,956
Class B	122,321	461,635	285,254	464,091
Class C	—	2,312,609	4,994,235	—
Class I	482,817	5,215,118	3,989,959	1,997,711
Total shares of beneficial interest outstanding	9,363,274	19,416,234	31,991,237	12,170,758

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$9.64	$10.93	$11.59	$10.19
Offering price per share (100 / 95.75 x net asset value per share)	$10.07	$11.42	$12.10	$10.64

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$9.65	$10.90	$11.58	$10.21

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$10.92	$11.59	$—

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.62	$9.67	$9.66	$9.71

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/17	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$175,648,726	$104,260,208	$284,781,866	$110,110,630
Underlying affiliated funds, at identified cost	1,953,937	917,124	1,876,729	1,154,554
Total investments, at identified cost	$177,602,663	$105,177,332	$286,658,595	$111,265,184
Unrealized appreciation (depreciation) on non-affiliated issuers	5,878,487	3,892,658	8,928,285	4,223,463
Unrealized appreciation (depreciation) on underlying affiliated funds	(66)	—	(156)	(8)
Total investments, at value	$183,481,084	$109,069,990	$295,586,724	$115,488,639
Receivables for
Investments sold	—	393,470	—	—
Fund shares sold	330,863	156,191	1,502,043	9,675
Interest	2,478,918	1,506,745	4,276,021	1,658,535
Receivable from investment adviser	19,076	19,031	28,111	17,573
Other assets	1,008	720	1,460	726
Total assets	$186,310,949	$111,146,147	$301,394,359	$117,175,148

Liabilities
Payables for
Distributions	$28,131	$27,863	$100,712	$16,989
Investments purchased	62,116	—	—	—
Interest expense and fees	—	—	28,311	—
Fund shares reacquired	228,078	565,204	778,519	187,414
Payable to the holders of the floating rate certificates from trust assets	—	—	5,009,248	—
Payable to affiliates
Shareholder servicing costs	46,668	35,501	86,786	36,921
Distribution and service fees	1,497	1,190	3,492	656
Payable for independent Trustees’ compensation	4,595	2,345	4,590	4,594
Accrued expenses and other liabilities	69,726	64,526	77,973	64,692
Total liabilities	$440,811	$696,629	$6,089,631	$311,266
Net assets	$185,870,138	$110,449,518	$295,304,728	$116,863,882

Net assets consist of
Paid-in capital	$187,198,587	$109,412,465	$293,797,106	$116,988,795
Unrealized appreciation (depreciation) on investments	5,878,421	3,892,658	8,928,129	4,223,455
Accumulated net realized gain (loss) on investments	(7,178,868)	(3,364,853)	(7,352,869)	(4,367,655)
Accumulated undistributed (distributions in excess of) net investment income	(28,002)	509,248	(67,638)	19,287
Net assets	$185,870,138	$110,449,518	$295,304,728	$116,863,882

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$169,953,171	$90,615,568	$228,297,182	$111,178,537
Class B	3,777,426	1,417,886	1,118,331	865,528
Class C	—	—	26,033,649	—
Class I	12,139,541	18,416,064	39,855,566	4,819,817
Total net assets	$185,870,138	$110,449,518	$295,304,728	$116,863,882

Shares of beneficial interest outstanding
Class A	14,269,670	8,750,703	20,562,743	10,100,105
Class B	317,332	137,046	100,794	78,656
Class C	—	—	2,345,421	—
Class I	1,257,985	1,903,227	4,130,385	497,413
Total shares of beneficial interest outstanding	15,844,987	10,790,976	27,139,343	10,676,174

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$11.91	$10.36	$11.10	$11.01
Offering price per share (100 / 95.75 x net asset value per share)	$12.44	$10.82	$11.59	$11.50

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$11.90	$10.35	$11.10	$11.00

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$11.10	$—

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$9.65	$9.68	$9.65	$9.69

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/17

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income
Interest	$3,877,558	$9,454,511	$15,700,652	$5,516,236
Dividends from underlying affiliated funds	9,579	12,303	18,662	7,405
Other	2,613	2,807	2,450	—
Total investment income	$3,889,750	$9,469,621	$15,721,764	$5,523,641
Expenses
Management fee	$413,672	$930,400	$1,627,913	$559,201
Distribution and service fees	233,957	657,222	1,320,513	328,027
Shareholder servicing costs	68,332	148,516	318,382	106,380
Administrative services fee	24,012	41,807	65,824	29,023
Independent Trustees’ compensation	3,452	6,023	11,222	5,410
Custodian fee	22,294	38,502	52,371	31,348
Reimbursement of custodian expenses	(8,114)	(9,297)	(8,827)	—
Shareholder communications	9,779	16,548	25,567	16,111
Audit and tax fees	52,346	52,390	52,454	52,360
Legal fees	10,740	11,617	10,969	11,185
Registration fees	55,423	66,499	69,498	55,470
Miscellaneous	17,577	21,392	24,571	19,277
Total expenses	$903,470	$1,981,619	$3,570,457	$1,213,792
Fees paid indirectly	(14)	(4)	(6)	(3)
Reduction of expenses by investment adviser and distributor	(145,920)	(18,982)	(44,555)	(181,521)
Net expenses	$757,536	$1,962,633	$3,525,896	$1,032,268
Net investment income	$3,132,214	$7,506,988	$12,195,868	$4,491,373

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(440,405)	$(743,184)	$(641,661)	$(41,699)
Underlying affiliated funds	(327)	(271)	(429)	(209)
Futures contracts	(21,079)	—	—	(28,744)
Net realized gain (loss) on investments	$(461,811)	$(743,455)	$(642,090)	$(70,652)
Change in unrealized appreciation (depreciation) on investments	$(3,289,040)	$(6,821,864)	$(12,603,901)	$(3,889,264)
Net realized and unrealized gain (loss) on investments	$(3,750,851)	$(7,565,319)	$(13,245,991)	$(3,959,916)
Change in net assets from operations	$(618,637)	$(58,331)	$(1,050,123)	$531,457

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/17	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income
Interest	$7,499,872	$4,816,448	$12,933,014	$5,115,844
Dividends from underlying affiliated funds	12,060	7,824	19,651	6,080
Other	2,380	2,476	2,533	2,318
Total investment income	$7,514,312	$4,826,748	$12,955,198	$5,124,242
Expenses
Management fee	$838,743	$504,585	$1,315,495	$542,068
Distribution and service fees	477,550	274,966	891,116	302,219
Shareholder servicing costs	146,954	99,827	267,034	112,125
Administrative services fee	38,647	27,141	55,066	28,437
Independent Trustees’ compensation	5,961	5,325	11,013	5,784
Custodian fee	32,803	23,666	48,115	23,286
Reimbursement of custodian expenses	(7,658)	(7,945)	(9,066)	(7,329)
Shareholder communications	15,814	10,449	22,728	10,820
Audit and tax fees	52,384	52,353	52,424	52,358
Legal fees	11,207	9,942	9,884	9,533
Registration fees	54,251	53,392	67,668	53,496
Interest expense and fees	—	—	63,304	—
Miscellaneous	20,137	17,596	23,433	17,251
Total expenses	$1,686,793	$1,071,297	$2,818,214	$1,150,048
Fees paid indirectly	(7)	(19)	(20)	(9)
Reduction of expenses by investment adviser and distributor	(118,467)	(95,789)	(235,570)	(109,670)
Net expenses	$1,568,319	$975,489	$2,582,624	$1,040,369
Net investment income	$5,945,993	$3,851,259	$10,372,574	$4,083,873

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(836,467)	$(179,448)	$(809,491)	$(204,263)
Underlying affiliated funds	(280)	(101)	(117)	(112)
Futures contracts	—	(24,912)	(67,070)	—
Net realized gain (loss) on investments	$(836,747)	$(204,461)	$(876,678)	$(204,375)
Change in unrealized appreciation (depreciation) on investments	$(6,367,327)	$(3,866,912)	$(10,184,354)	$(3,878,180)
Net realized and unrealized gain (loss) on investments	$(7,204,074)	$(4,071,373)	$(11,061,032)	$(4,082,555)
Change in net assets from operations	$(1,258,081)	$(220,114)	$(688,458)	$1,318

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/17	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$3,132,214	$7,506,988	$12,195,868	$4,491,373
Net realized gain (loss) on investments	(461,811)	(743,455)	(642,090)	(70,652)
Net unrealized gain (loss) on investments	(3,289,040)	(6,821,864)	(12,603,901)	(3,889,264)
Change in net assets from operations	$(618,637)	$(58,331)	$(1,050,123)	$531,457

Distributions declared to shareholders
From net investment income	$(3,093,535)	$(7,242,260)	$(11,962,987)	$(4,404,945)
Change in net assets from fund share transactions	$4,342,783	$10,779,901	$25,587,104	$5,478,916
Total change in net assets	$630,611	$3,479,310	$12,573,994	$1,605,428

Net assets
At beginning of period	89,596,705	202,103,127	350,590,910	121,429,312
At end of period	$90,227,316	$205,582,437	$363,164,904	$123,034,740
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$42,942	$110,179	$73,045	$(2,597)

Year ended 3/31/17	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$5,945,993	$3,851,259	$10,372,574	$4,083,873
Net realized gain (loss) on investments	(836,747)	(204,461)	(876,678)	(204,375)
Net unrealized gain (loss) on investments	(6,367,327)	(3,866,912)	(10,184,354)	(3,878,180)
Change in net assets from operations	$(1,258,081)	$(220,114)	$(688,458)	$1,318

Distributions declared to shareholders
From net investment income	$(5,705,721)	$(3,615,651)	$(10,129,218)	$(3,906,162)
Change in net assets from fund share transactions	$12,264,504	$6,685,657	$27,978,090	$(1,798,989)
Total change in net assets	$5,300,702	$2,849,892	$17,160,414	$(5,703,833)

Net assets
At beginning of period	180,569,436	107,599,626	278,144,314	122,567,715
At end of period	$185,870,138	$110,449,518	$295,304,728	$116,863,882
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(28,002)	$509,248	$(67,638)	$19,287
See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/16	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$3,110,259	$7,258,630	$11,488,724	$4,309,731
Net realized gain (loss) on investments	(25,111)	204,182	(33,994)	218,232
Net unrealized gain (loss) on investments	(13,827)	174,978	(278,525)	173,508
Change in net assets from operations	$3,071,321	$7,637,790	$11,176,205	$4,701,471

Distributions declared to shareholders
From net investment income	$(2,947,284)	$(6,483,590)	$(10,892,570)	$(4,047,342)
Change in net assets from fund share transactions	$1,890,260	$5,831,420	$8,227,302	$4,185,391
Total change in net assets	$2,014,297	$6,985,620	$8,510,937	$4,839,520

Net assets
At beginning of period	87,582,408	195,117,507	342,079,973	116,589,792
At end of period	$89,596,705	$202,103,127	$350,590,910	$121,429,312
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$45,233	$(19,799)	$87,189	$393

Year ended 3/31/16	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$5,484,792	$3,270,403	$9,507,882	$4,022,216
Net realized gain (loss) on investments	334,065	(207,442)	538,538	(76,436)
Net unrealized gain (loss) on investments	133,846	355,097	340,439	(78,892)
Change in net assets from operations	$5,952,703	$3,418,058	$10,386,859	$3,866,888

Distributions declared to shareholders
From net investment income	$(5,150,516)	$(3,085,662)	$(8,833,845)	$(3,731,761)
Change in net assets from fund share transactions	$4,244,609	$2,892,034	$(5,642,781)	$(455,799)
Total change in net assets	$5,046,796	$3,224,430	$(4,089,767)	$(320,672)

Net assets
At beginning of period	175,522,640	104,375,196	282,234,081	122,888,387
At end of period	$180,569,436	$107,599,626	$278,144,314	$122,567,715
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$40,445	$477,691	$(22,900)	$(14,456)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.02		$10.01		$9.67	$10.27	$10.11

Income (loss) from investment operations
Net investment income (d)	$0.34	(c)	$0.36		$0.35	$0.38	$0.39
Net realized and unrealized gain (loss) on investments	(0.39)		(0.01)		0.34	(0.57)	0.16
Total from investment operations	$(0.05)		$0.35		$0.69	$(0.19)	$0.55

Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.34)		$(0.35)	$(0.37)	$(0.38)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Total distributions declared to shareholders	$(0.33)		$(0.34)		$(0.35)	$(0.41)	$(0.39)
Net asset value, end of period (x)	$9.64		$10.02		$10.01	$9.67	$10.27
Total return (%) (r)(s)(t)(x)	(0.49	)(c)	3.60		7.18	(1.82)	5.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	(c)	0.96		0.96	0.95	0.90
Expenses after expense reductions (f)	0.81	(c)	0.80		0.80	0.80	0.75
Net investment income	3.41	(c)	3.63		3.56	3.87	3.80
Portfolio turnover	14		17		16	19	12
Net assets at end of period (000 omitted)	$84,401		$88,070		$85,927	$85,405	$114,430

	Years ended 3/31
Class B	2017		2016		2015	2014	2013
Net asset value, beginning of period	$10.04		$10.02		$9.68	$10.28	$10.12

Income (loss) from investment operations
Net investment income (d)	$0.27	(c)	$0.29		$0.29	$0.31	$0.32
Net realized and unrealized gain (loss) on investments	(0.39)		(0.00	)(w)	0.33	(0.57)	0.15
Total from investment operations	$(0.12)		$0.29		$0.62	$(0.26)	$0.47

Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.27)		$(0.28)	$(0.30)	$(0.30)
From net realized gain on investments	—		—		—	(0.04)	(0.01)
Total distributions declared to shareholders	$(0.27)		$(0.27)		$(0.28)	$(0.34)	$(0.31)
Net asset value, end of period (x)	$9.65		$10.04		$10.02	$9.68	$10.28
Total return (%) (r)(s)(t)(x)	(1.25	)(c)	3.01		6.47	(2.50)	4.67

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	(c)	1.71		1.71	1.70	1.65
Expenses after expense reductions (f)	1.48	(c)	1.47		1.47	1.49	1.47
Net investment income	2.74	(c)	2.96		2.90	3.17	3.06
Portfolio turnover	14		17		16	19	12
Net assets at end of period (000 omitted)	$1,180		$1,477		$1,655	$2,059	$2,604

See Notes to Financial Statements

Financial Highlights – continued

MFS MISSISSIPPI MUNICIPAL BOND FUND – continued

Class I	Year ended 3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.34	(c)
Net realized and unrealized gain (loss) on investments	(0.38)
Total from investment operations	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.34)
Total distributions declared to shareholders	$(0.34)
Net asset value, end of period (x)	$9.62
Total return (%) (r)(s)(t)(x)	(0.42	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	(c)
Expenses after expense reductions (f)	0.75	(c)
Net investment income	3.44	(c)
Portfolio turnover	14
Net assets at end of period (000 omitted)	$4,646

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.31		$11.25	$10.74	$11.50	$11.22

Income (loss) from investment operations
Net investment income (d)	$0.41	(c)	$0.43	$0.39	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	(0.39)		0.01	0.51	(0.79)	0.26
Total from investment operations	$0.02		$0.44	$0.90	$(0.36)	$0.69

Less distributions declared to shareholders
From net investment income	$(0.40)		$(0.38)	$(0.39)	$(0.40)	$(0.41)
Net asset value, end of period (x)	$10.93		$11.31	$11.25	$10.74	$11.50
Total return (%) (r)(s)(t)(x)	0.15	(c)	4.05	8.48	(3.04)	6.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	(c)	0.88	0.88	0.88	0.86
Expenses after expense reductions (f)	0.88	(c)	0.87	0.87	0.88	0.86
Net investment income	3.68	(c)	3.84	3.51	3.94	3.73
Portfolio turnover	28		13	25	25	18
Net assets at end of period (000 omitted)	$124,890		$169,905	$164,566	$155,149	$188,291

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.28		$11.22	$10.71	$11.47	$11.19

Income (loss) from investment operations
Net investment income (d)	$0.33	(c)	$0.34	$0.31	$0.34	$0.34
Net realized and unrealized gain (loss) on investments	(0.40)		0.02	0.51	(0.78)	0.26
Total from investment operations	$(0.07)		$0.36	$0.82	$(0.44)	$0.60

Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.30)	$(0.31)	$(0.32)	$(0.32)
Net asset value, end of period (x)	$10.90		$11.28	$11.22	$10.71	$11.47
Total return (%) (r)(s)(t)(x)	(0.60	)(c)	3.28	7.69	(3.77)	5.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	(c)	1.63	1.63	1.64	1.61
Expenses after expense reductions (f)	1.63	(c)	1.63	1.63	1.63	1.61
Net investment income	2.94	(c)	3.10	2.76	3.20	2.98
Portfolio turnover	28		13	25	25	18
Net assets at end of period (000 omitted)	$5,032		$5,398	$5,459	$5,501	$7,019

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.30		$11.23	$10.72	$11.48	$11.21

Income (loss) from investment operations
Net investment income (d)	$0.33	(c)	$0.34	$0.31	$0.35	$0.34
Net realized and unrealized gain (loss) on investments	(0.39)		0.03	0.51	(0.79)	0.25
Total from investment operations	$(0.06)		$0.37	$0.82	$(0.44)	$0.59

Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.30)	$(0.31)	$(0.32)	$(0.32)
Net asset value, end of period (x)	$10.92		$11.30	$11.23	$10.72	$11.48
Total return (%) (r)(s)(t)(x)	(0.60	)(c)	3.37	7.68	(3.77)	5.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	(c)	1.63	1.63	1.64	1.61
Expenses after expense reductions (f)	1.63	(c)	1.62	1.63	1.63	1.61
Net investment income	2.94	(c)	3.09	2.76	3.20	2.98
Portfolio turnover	28		13	25	25	18
Net assets at end of period (000 omitted)	$25,246		$26,751	$25,092	$24,225	$36,508

Class I						Year ended 3/31/17 (i)
Net asset value, beginning of period						$10.00

Income (loss) from investment operations
Net investment income (d)						$0.39	(c)
Net realized and unrealized gain (loss) on investments						(0.34)
Total from investment operations						$0.05

Less distributions declared to shareholders
From net investment income						$(0.38)
Net asset value, end of period (x)						$9.67
Total return (%) (r)(s)(t)(x)						0.49	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)						0.64	(c)
Expenses after expense reductions (f)						0.64	(c)
Net investment income						3.97	(c)
Portfolio turnover						28
Net assets at end of period (000 omitted)						$50,414
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$12.01		$12.00	$11.58	$12.38	$12.17

Income (loss) from investment operations
Net investment income (d)	$0.41	(c)	$0.42	$0.42	$0.43	$0.42
Net realized and unrealized gain (loss) on investments	(0.42)		(0.01)	0.40	(0.76)	0.26
Total from investment operations	$(0.01)		$0.41	$0.82	$(0.33)	$0.68

Less distributions declared to shareholders
From net investment income	$(0.41)		$(0.40)	$(0.40)	$(0.41)	$(0.40)
From net realized gain on investments	—		—	—	(0.06)	(0.07)
Total distributions declared to shareholders	$(0.41)		$(0.40)	$(0.40)	$(0.47)	$(0.47)
Net asset value, end of period (x)	$11.59		$12.01	$12.00	$11.58	$12.38
Total return (%) (r)(s)(t)(x)	(0.14	)(c)	3.48	7.13	(2.66)	5.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	(c)	0.87	0.86	0.87	0.84
Expenses after expense reductions (f)	0.86	(c)	0.86	0.85	0.86	0.84
Net investment income	3.48	(c)	3.52	3.50	3.64	3.35
Portfolio turnover	22		9	16	17	18
Net assets at end of period (000 omitted)	$263,433		$289,167	$281,268	$278,717	$384,213

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A	N/A	N/A	0.84

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.99		$11.98	$11.56	$12.37	$12.16

Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.33	$0.33	$0.34	$0.33
Net realized and unrealized gain (loss) on investments	(0.41)		(0.01)	0.40	(0.77)	0.26
Total from investment operations	$(0.09)		$0.32	$0.73	$(0.43)	$0.59

Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.31)	$(0.31)	$(0.32)	$(0.31)
From net realized gain on investments	—		—	—	(0.06)	(0.07)
Total distributions declared to shareholders	$(0.32)		$(0.31)	$(0.31)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$11.58		$11.99	$11.98	$11.56	$12.37
Total return (%) (r)(s)(t)(x)	(0.81	)(c)	2.71	6.34	(3.47)	4.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	(c)	1.62	1.61	1.62	1.59
Expenses after expense reductions (f)	1.61	(c)	1.61	1.61	1.62	1.59
Net investment income	2.73	(c)	2.78	2.76	2.89	2.61
Portfolio turnover	22		9	16	17	18
Net assets at end of period (000 omitted)	$3,303		$4,213	$4,738	$5,082	$7,618

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A	N/A	N/A	1.59

	Years ended 3/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$12.00		$11.99	$11.57	$12.37	$12.17

Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.33	$0.33	$0.34	$0.32
Net realized and unrealized gain (loss) on investments	(0.41)		(0.01)	0.40	(0.76)	0.26
Total from investment operations	$(0.09)		$0.32	$0.73	$(0.42)	$0.58

Less distributions declared to shareholders
From net investment income	$(0.32)		$(0.31)	$(0.31)	$(0.32)	$(0.31)
From net realized gain on investments	—		—	—	(0.06)	(0.07)
Total distributions declared to shareholders	$(0.32)		$(0.31)	$(0.31)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$11.59		$12.00	$11.99	$11.57	$12.37
Total return (%) (r)(s)(t)(x)	(0.81	)(c)	2.71	6.33	(3.39)	4.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	(c)	1.62	1.61	1.62	1.59
Expenses after expense reductions (f)	1.61	(c)	1.61	1.60	1.62	1.59
Net investment income	2.73	(c)	2.77	2.75	2.89	2.60
Portfolio turnover	22		9	16	17	18
Net assets at end of period (000 omitted)	$57,868		$57,161	$56,074	$56,314	$87,114

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A		N/A	N/A	N/A	1.59

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

Class I	Year ended 3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.37	(c)
Net realized and unrealized gain (loss) on investments	(0.34)
Total from investment operations	$0.03

Less distributions declared to shareholders
From net investment income	$(0.37)
From net realized gain on investments	—
Total distributions declared to shareholders	$(0.37)
Net asset value, end of period (x)	$9.66
Total return (%) (r)(s)(t)(x)	0.23	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	(c)
Expenses after expense reductions (f)	0.62	(c)
Net investment income	3.71	(c)
Portfolio turnover	22
Net assets at end of period (000 omitted)	$38,561

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.50	$10.44	$9.99	$10.63	$10.36

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.39	$0.35	$0.39	$0.40
Net realized and unrealized gain (loss) on investments	(0.32)	0.03	0.45	(0.66)	0.25
Total from investment operations	$0.06	$0.42	$0.80	$(0.27)	$0.65

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.35)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$10.19	$10.50	$10.44	$9.99	$10.63
Total return (%) (r)(s)(t)(x)	0.57	4.16	8.10	(2.52)	6.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.94	0.95	0.93	0.89
Expenses after expense reductions (f)	0.80	0.79	0.79	0.78	0.74
Net investment income	3.64	3.73	3.42	3.90	3.77
Portfolio turnover	15	16	23	21	15
Net assets at end of period (000 omitted)	$98,907	$115,732	$110,378	$110,449	$152,804

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	0.74

	Years ended 3/31
Class B	2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.52	$10.47	$10.02	$10.65	$10.39

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.31	$0.27	$0.31	$0.32
Net realized and unrealized gain (loss) on investments	(0.32)	0.02	0.45	(0.65)	0.24
Total from investment operations	$(0.02)	$0.33	$0.72	$(0.34)	$0.56

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.28)	$(0.27)	$(0.29)	$(0.30)
Net asset value, end of period (x)	$10.21	$10.52	$10.47	$10.02	$10.65
Total return (%) (r)(s)(t)(x)	(0.19)	3.26	7.26	(3.16)	5.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.69	1.70	1.68	1.64
Expenses after expense reductions (f)	1.56	1.54	1.55	1.55	1.51
Net investment income	2.87	2.96	2.65	3.12	2.99
Portfolio turnover	15	16	23	21	15
Net assets at end of period (000 omitted)	$4,740	$5,647	$6,212	$6,936	$10,793

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	N/A	N/A	1.51

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

Class I	Year ended 3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.36
Net realized and unrealized gain (loss) on investments	(0.29)
Total from investment operations	$0.07

Less distributions declared to shareholders
From net investment income	$(0.36)
Net asset value, end of period (x)	$9.71
Total return (%) (r)(s)(t)(x)	0.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74
Expenses after expense reductions (f)	0.73
Net investment income	3.69
Portfolio turnover	15
Net assets at end of period (000 omitted)	$19,388
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$12.35		$12.29	$11.78	$12.61	$12.38

Income (loss) from investment operations
Net investment income (d)	$0.39	(c)	$0.39	$0.36	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	(0.46)		0.03	0.51	(0.85)	0.22
Total from investment operations	$(0.07)		$0.42	$0.87	$(0.42)	$0.65

Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.36)	$(0.36)	$(0.41)	$(0.42)
Net asset value, end of period (x)	$11.91		$12.35	$12.29	$11.78	$12.61
Total return (%) (r)(s)(t)(x)	(0.56	)(c)	3.52	7.48	(3.31)	5.24

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	(c)	0.89	0.90	0.89	0.86
Expenses after expense reductions (f)	0.83	(c)	0.85	0.89	0.89	0.86
Net investment income	3.19	(c)	3.17	2.97	3.59	3.42
Portfolio turnover	19		8	22	24	15
Net assets at end of period (000 omitted)	$169,953		$176,282	$170,887	$166,428	$220,370

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$12.34		$12.28	$11.77	$12.61	$12.37

Income (loss) from investment operations
Net investment income (d)	$0.30	(c)	$0.29	$0.27	$0.34	$0.34
Net realized and unrealized gain (loss) on investments	(0.46)		0.04	0.51	(0.86)	0.22
Total from investment operations	$(0.16)		$0.33	$0.78	$(0.52)	$0.56

Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.27)	$(0.27)	$(0.32)	$(0.32)
Net asset value, end of period (x)	$11.90		$12.34	$12.28	$11.77	$12.61
Total return (%) (r)(s)(t)(x)	(1.31	)(c)	2.75	6.69	(4.11)	4.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	(c)	1.65	1.65	1.64	1.61
Expenses after expense reductions (f)	1.59	(c)	1.61	1.64	1.64	1.61
Net investment income	2.44	(c)	2.42	2.22	2.84	2.67
Portfolio turnover	19		8	22	24	15
Net assets at end of period (000 omitted)	$3,777		$4,238	$4,635	$5,125	$7,421

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND – continued

Class I	Year ended 3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.34	(c)
Net realized and unrealized gain (loss) on investments	(0.36)
Total from investment operations	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.33)
Net asset value, end of period (x)	$9.65
Total return (%) (r)(s)(t)(x)	(0.21	)(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	(c)
Expenses after expense reductions (f)	0.59	(c)
Net investment income	3.45	(c)
Portfolio turnover	19
Net assets at end of period (000 omitted)	$12,140
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.70		$10.67	$10.27	$10.96	$10.76

Income (loss) from investment operations
Net investment income (d)	$0.36	(c)	$0.34	$0.33	$0.35	$0.39
Net realized and unrealized gain (loss) on investments	(0.36)		0.01	0.38	(0.70)	0.18
Total from investment operations	$0.00	(w)	$0.35	$0.71	$(0.35)	$0.57

Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.32)	$(0.31)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$10.36		$10.70	$10.67	$10.27	$10.96
Total return (%) (r)(s)(t)(x)	(0.01	)(c)	3.32	7.01	(3.15)	5.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	(c)	0.95	0.94	0.94	0.89
Expenses after expense reductions (f)	0.87	(c)	0.90	0.94	0.94	0.89
Net investment income	3.42	(c)	3.17	3.12	3.42	3.51
Portfolio turnover	11		14	18	26	20
Net assets at end of period (000 omitted)	$90,616		$105,722	$102,473	$104,102	$133,911

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.69		$10.66	$10.26	$10.95	$10.75

Income (loss) from investment operations
Net investment income (d)	$0.28	(c)	$0.26	$0.25	$0.28	$0.30
Net realized and unrealized gain (loss) on investments	(0.36)		0.01	0.38	(0.71)	0.19
Total from investment operations	$(0.08)		$0.27	$0.63	$(0.43)	$0.49

Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.24)	$(0.23)	$(0.26)	$(0.29)
Net asset value, end of period (x)	$10.35		$10.69	$10.66	$10.26	$10.95
Total return (%) (r)(s)(t)(x)	(0.76	)(c)	2.56	6.21	(3.88)	4.55

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	(c)	1.70	1.69	1.69	1.64
Expenses after expense reductions (f)	1.62	(c)	1.65	1.69	1.69	1.64
Net investment income	2.67	(c)	2.42	2.37	2.68	2.76
Portfolio turnover	11		14	18	26	20
Net assets at end of period (000 omitted)	$1,418		$1,827	$1,902	$1,893	$2,727

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND – continued

Class I	Year ended 3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.36	(c)
Net realized and unrealized gain (loss) on investments	(0.34)
Total from investment operations	$0.02

Less distributions declared to shareholders
From net investment income	$(0.34)
Net asset value, end of period (x)	$9.68
Total return (%) (r)(s)(t)(x)	0.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	(c)
Expenses after expense reductions (f)	0.62	(c)
Net investment income	3.68	(c)
Portfolio turnover	11
Net assets at end of period (000 omitted)	$18,416
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.51		$11.44	$11.05	$11.69	$11.52

Income (loss) from investment operations
Net investment income (d)	$0.41	(c)	$0.40	$0.39	$0.40	$0.42
Net realized and unrealized gain (loss) on investments	(0.42)		0.04	0.37	(0.64)	0.15
Total from investment operations	$(0.01)		$0.44	$0.76	$(0.24)	$0.57

Less distributions declared to shareholders
From net investment income	$(0.40)		$(0.37)	$(0.37)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$11.10		$11.51	$11.44	$11.05	$11.69
Total return (%) (r)(s)(t)(x)	(0.11	)(c)	3.95	6.97	(2.02)	4.99

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	(c)	0.89	0.88	0.89	0.86
Expenses after expense reductions (f)	0.83	(c)	0.84	0.88	0.88	0.86
Net investment income	3.60	(c)	3.52	3.48	3.65	3.57
Portfolio turnover	13		9	20	24	11
Net assets at end of period (000 omitted)	$228,297		$251,733	$255,205	$257,695	$335,395

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.81	(c)	0.83	0.86	0.87	0.85

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.50		$11.44	$11.05	$11.68	$11.51

Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.31	$0.31	$0.32	$0.33
Net realized and unrealized gain (loss) on investments	(0.41)		0.04	0.37	(0.64)	0.15
Total from investment operations	$(0.09)		$0.35	$0.68	$(0.32)	$0.48

Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.29)	$(0.29)	$(0.31)	$(0.31)
Net asset value, end of period (x)	$11.10		$11.50	$11.44	$11.05	$11.68
Total return (%) (r)(s)(t)(x)	(0.77	)(c)	3.09	6.18	(2.67)	4.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	(c)	1.65	1.63	1.64	1.61
Expenses after expense reductions (f)	1.58	(c)	1.60	1.63	1.64	1.61
Net investment income	2.82	(c)	2.76	2.73	2.90	2.83
Portfolio turnover	13		9	20	24	11
Net assets at end of period (000 omitted)	$1,118		$1,501	$1,921	$2,212	$3,425

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	(c)	1.58	1.62	1.63	1.60

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.51		$11.44	$11.05	$11.68	$11.51

Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.31	$0.31	$0.32	$0.33
Net realized and unrealized gain (loss) on investments	(0.42)		0.05	0.37	(0.64)	0.15
Total from investment operations	$(0.10)		$0.36	$0.68	$(0.32)	$0.48

Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.29)	$(0.29)	$(0.31)	$(0.31)
Net asset value, end of period (x)	$11.10		$11.51	$11.44	$11.05	$11.68
Total return (%) (r)(s)(t)(x)	(0.86	)(c)	3.18	6.17	(2.67)	4.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	(c)	1.65	1.63	1.64	1.61
Expenses after expense reductions (f)	1.58	(c)	1.59	1.63	1.64	1.61
Net investment income	2.85	(c)	2.77	2.73	2.90	2.81
Portfolio turnover	13		9	20	24	11
Net assets at end of period (000 omitted)	$26,034		$24,861	$25,108	$25,163	$35,878

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.56	(c)	1.58	1.62	1.63	1.60

Class I	Year ended 3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.38	(c)
Net realized and unrealized gain (loss) on investments	(0.36)
Total from investment operations	$0.02

Less distributions declared to shareholders
From net investment income	$(0.37)
Net asset value, end of period (x)	$9.65
Total return (%) (r)(s)(t)(x)	0.21	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	(c)
Expenses after expense reductions (f)	0.58	(c)
Net investment income	3.83	(c)
Portfolio turnover	13
Net assets at end of period (000 omitted)	$39,856

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.56	(c)

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.37		$11.36	$10.93	$11.60	$11.49

Income (loss) from investment operations
Net investment income (d)	$0.38	(c)	$0.38	$0.38	$0.39	$0.40
Net realized and unrealized gain (loss) on investments	(0.38)		(0.02)	0.40	(0.69)	0.09
Total from investment operations	$0.00	(w)	$0.36	$0.78	$(0.30)	$0.49

Less distributions declared to shareholders
From net investment income	$(0.36)		$(0.35)	$(0.35)	$(0.37)	$(0.38)
Net asset value, end of period (x)	$11.01		$11.37	$11.36	$10.93	$11.60
Total return (%) (r)(s)(x)	0.02	(c)	3.23	7.18	(2.54)	4.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	(c)	0.94	0.93	0.93	0.88
Expenses after expense reductions (f)	0.86	(c)	0.88	0.90	0.90	0.88
Net investment income	3.38	(c)	3.34	3.34	3.58	3.44
Portfolio turnover	18		9	22	17	14
Net assets at end of period (000 omitted)	$111,179		$121,455	$121,680	$119,721	$153,032

	Years ended 3/31
Class B	2017		2016	2015	2014	2013
Net asset value, beginning of period	$11.37		$11.35	$10.93	$11.59	$11.49

Income (loss) from investment operations
Net investment income (d)	$0.30	(c)	$0.29	$0.29	$0.31	$0.31
Net realized and unrealized gain (loss) on investments	(0.39)		(0.01)	0.39	(0.68)	0.09
Total from investment operations	$(0.09)		$0.28	$0.68	$(0.37)	$0.40

Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.26)	$(0.26)	$(0.29)	$(0.30)
Net asset value, end of period (x)	$11.00		$11.37	$11.35	$10.93	$11.59
Total return (%) (r)(s)(x)	(0.81	)(c)	2.56	6.29	(3.18)	3.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	(c)	1.69	1.68	1.68	1.63
Expenses after expense reductions (f)	1.62	(c)	1.63	1.65	1.65	1.63
Net investment income	2.63	(c)	2.59	2.59	2.83	2.69
Portfolio turnover	18		9	22	17	14
Net assets at end of period (000 omitted)	$866		$1,062	$1,209	$1,291	$1,890

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND – continued

Class I	Year ended 3/31/17 (i)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (d)	$0.35	(c)
Net realized and unrealized gain (loss) on investments	(0.31)
Total from investment operations	$0.04

Less distributions declared to shareholders
From net investment income	$(0.35)
Net asset value, end of period (x)	$9.69
Total return (%) (r)(s)(x)	0.37	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(c)
Expenses after expense reductions (f)	0.61	(c)
Net investment income	3.63	(c)
Portfolio turnover	18
Net assets at end of period (000 omitted)	$4,820
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, April 1, 2016, through the stated period end.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a diversified series of MFS Municipal Series Trust (with the exception of Mississippi Fund and West Virginia Fund which are non-diversified) which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the funds’ current financial statement presentation and expects that each fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each fund’s financial position or its overall results of operations.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2017 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Investments at Value
Municipal Bonds	$—	$88,682,429	$—	$88,682,429
Mutual Funds	285,741	—	—	285,741
Total Investments	$285,741	$88,682,429	$—	$88,968,170

New York Fund
Investments at Value
Municipal Bonds	$—	$203,065,097	$—	$203,065,097
Mutual Funds	3,286,337	—	—	3,286,337
Total Investments	$3,286,337	$203,065,097	$—	$206,351,434

North Carolina Fund
Investments at Value
Municipal Bonds	$—	$356,857,119	$—	$356,857,119
Mutual Funds	944,385	—	—	944,385
Total Investments	$944,385	$356,857,119	$—	$357,801,504

Pennsylvania Fund
Investments at Value
Municipal Bonds	$—	$120,675,628	$—	$120,675,628
Mutual Funds	1,490,213	—	—	1,490,213
Total Investments	$1,490,213	$120,675,628	$—	$122,165,841

South Carolina Fund
Investments at Value
Municipal Bonds	$—	$181,527,213	$—	$181,527,213
Mutual Funds	1,953,871	—	—	1,953,871
Total Investments	$1,953,871	$181,527,213	$—	$183,481,084

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Tennessee Fund
Investments at Value
Municipal Bonds	$—	$108,152,866	$—	$108,152,866
Mutual Funds	917,124	—	—	917,124
Total Investments	$917,124	$108,152,866	$—	$109,069,990

Virginia Fund
Investments at Value
Municipal Bonds	$—	$293,710,151	$—	$293,710,151
Mutual Funds	1,876,573	—	—	1,876,573
Total Investments	$1,876,573	$293,710,151	$—	$295,586,724

West Virginia Fund
Investments at Value
Municipal Bonds	$—	$114,334,093	$—	$114,334,093
Mutual Funds	1,154,546	—	—	1,154,546
Total Investments	$1,154,546	$114,334,093	$—	$115,488,639

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The Mississippi Fund, the Pennsylvania Fund, the Tennessee Fund, and the Virginia Fund use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the Mississippi Fund, the Pennsylvania Fund, the Tennessee Fund, and the Virginia Fund were futures contracts.

At March 31, 2017, the funds did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by these funds for the year ended March 31, 2017 as reported in the Statements of Operations:

Fund	Risk	Futures Contracts
Mississippi Fund	Interest Rate	$(21,079)
Pennsylvania Fund	Interest Rate	(28,744)
Tennessee Fund	Interest Rate	(24,912)
Virginia Fund	Interest Rate	(67,070)

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, each fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of each fund’s credit risk to such counterparty equal to any amounts payable by each fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover each fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The funds may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statements of Operations.

Notes to Financial Statements – continued

Futures Contracts – The Mississippi Fund, the Pennsylvania Fund, the Tennessee Fund, and the Virginia Fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The Virginia Fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the Virginia Fund utilizing the Virginia Fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the Virginia Fund transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the Virginia Fund. Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in its Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets as reported in the Virginia Fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2017, the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets was $5,009,248 and the weighted average interest rate on the floating rate certificates issued by the trust was 0.94%. For the year ended March 31, 2017, the average payable to the holders of the floating rate certificates from trust assets was $5,010,717 at a weighted average interest rate of 0.62%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2017, interest expense and fees related to self-deposited inverse floaters amounted to $63,304 and are included in “Interest expense and fees” in the Statements of Operations.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended March 31, 2017, is shown as a reduction of total expenses in the Statements of Operations.

Notes to Financial Statements – continued

Reimbursement of Expenses by Custodian – In December 2015, the funds’ custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to each fund is reflected as “Reimbursement of custodian expenses” in the Statements of Operations. Custodian expenses were not reimbursed for the Pennsylvania Fund.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and secured borrowings, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/17	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$5,440	$274,121	$—	$114,944	$114,332	$183,288	$934,637	$103,712
Tax-exempt income	3,088,095	6,968,139	11,962,987	4,290,001	5,591,389	3,432,363	9,194,581	3,802,450
Total distributions	$3,093,535	$7,242,260	$11,962,987	$4,404,945	$5,705,721	$3,615,651	$10,129,218	$3,906,162

Year ended 3/31/16	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$—	$37,622	$5,035	$63,188	$6,569	$1,815	$187,172	$—
Tax-exempt income	2,947,284	6,445,968	10,887,535	3,984,154	5,143,947	3,083,847	8,646,673	3,731,761
Total distributions	$2,947,284	$6,483,590	$10,892,570	$4,047,342	$5,150,516	$3,085,662	$8,833,845	$3,731,761

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/17	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$84,773,068	$195,418,815	$340,781,449	$115,839,688
Gross appreciation	4,814,369	11,946,432	18,779,845	6,825,511
Gross depreciation	(619,267)	(1,013,813)	(1,759,790)	(499,358)
Net unrealized appreciation (depreciation)	$4,195,102	$10,932,619	$17,020,055	$6,326,153
Undistributed ordinary income	186,742	274,890	410,990	4,066
Undistributed tax-exempt income	100,669	509,901	698,836	360,887
Capital loss carryforwards	(3,017,991)	(6,806,698)	(12,308,623)	(4,778,634)
Other temporary differences	(244,469)	(674,612)	(1,036,781)	(367,550)

As of 3/31/17	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$176,184,223	$104,431,644	$279,133,224	$110,340,298
Gross appreciation	8,801,219	5,190,213	14,704,054	5,599,997
Gross depreciation	(1,504,358)	(551,867)	(3,259,802)	(451,656)
Net unrealized appreciation (depreciation)	$7,296,861	$4,638,346	$11,444,252	$5,148,341
Undistributed ordinary income	31,066	—	148,061	64,099
Undistributed tax-exempt income	432,956	842,381	719,540	305,317
Capital loss carryforwards	(8,597,308)	(4,110,541)	(9,868,992)	(5,292,541)
Other temporary differences	(492,024)	(333,133)	(935,239)	(350,129)

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2017, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:			New York Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
3/31/18			$—	$(139,728)	$(620,248)	$—	$—	$(314,556)
3/31/19			(1,676,455)	(847,239)	(825,001)	(57,345)	(203,621)	—
Total			$(1,676,455)	$(986,967)	$(1,445,249)	$(57,345)	$(203,621)	$(314,556)

Post-enactment losses which are characterized as follows:	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(1,008,463)	$(4,804,441)	$(9,854,287)	$(2,791,401)	$(4,083,647)	$(2,210,576)	$(4,279,532)	$(1,594,774)
Long-Term	(2,009,528)	(325,802)	(2,454,336)	(1,000,266)	(3,068,412)	(1,842,620)	(5,385,839)	(3,383,211)
Total	$(3,017,991)	$(5,130,243)	$(12,308,623)	$(3,791,667)	$(7,152,059)	$(4,053,196)	$(9,665,371)	$(4,977,985)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16
Class A	$2,975,457	$2,903,268	$4,717,298	$5,661,672	$9,413,602	$9,328,511	$3,928,284	$3,889,062
Class B	35,832	44,016	157,879	143,594	101,361	116,378	147,142	158,280
Class C	—	—	759,066	678,324	1,582,402	1,447,681	—	—
Class I	82,246	—	1,608,017	—	865,622	—	329,519	—
Total	$3,093,535	$2,947,284	$7,242,260	$6,483,590	$11,962,987	$10,892,570	$4,404,945	$4,047,342

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/17	Year Ended 3/31/16
Class A	$5,357,928	$5,053,186	$3,330,694	$3,043,885	$8,628,553	$8,174,709	$3,789,506	$3,704,517
Class B	94,751	97,330	38,675	41,777	33,286	41,235	24,539	27,244
Class C	—	—	—	—	731,059	617,901	—	—
Class I	253,042	—	246,282	—	736,320	—	92,117	—
Total	$5,705,721	$5,150,516	$3,615,651	$3,085,662	$10,129,218	$8,833,845	$3,906,162	$3,731,761

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2017, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$6,476	$14,564	$25,500	$8,756	$13,138	$7,903	$20,610	$8,482

Notes to Financial Statements – continued

The management fee incurred for the year ended March 31, 2017 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.84%	0.88%	0.81%	0.87%
Class B	1.65%	1.68%	1.59%	1.63%	1.56%	1.62%
Class C	1.65%	1.68%	N/A	N/A	1.56%	N/A
Class I	0.65%	0.68%	0.59%	0.63%	0.56%	0.62%

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2018. For the year ended March 31, 2017, the New York Fund and the North Carolina Fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of each fund’s expenses related to each agreement. For the year ended March 31, 2017, this reduction amounted to the following for the South Carolina Fund, the Tennessee Fund, the Virginia Fund, and the West Virginia Fund and is included in the reduction of total expenses in the Statements of Operations:

South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$99,708	$87,241	$208,542	$96,871

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following for the year ended March 31, 2017, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$11,955	$11,905	$38,150	$10,299	$28,043	$11,410	$16,034	$7,532

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$220,641
New York Fund	—	0.25%	0.25%	0.25%	331,049
North Carolina Fund	—	0.25%	0.25%	0.24%	687,978
Pennsylvania Fund	—	0.25%	0.25%	0.10%	275,479
South Carolina Fund	—	0.25%	0.25%	0.25%	436,608
Tennessee Fund	—	0.25%	0.25%	0.25%	259,198
Virginia Fund	—	0.25%	0.25%	0.25%	613,968
West Virginia Fund	—	0.25%	0.25%	0.25%	292,304

	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.77%	$13,316
New York Fund	0.75%	0.25%	1.00%	1.00%	56,136
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	38,122
Pennsylvania Fund	0.75%	0.25%	1.00%	0.86%	52,548
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	40,942
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	15,768
Virginia Fund	0.75%	0.25%	1.00%	1.00%	12,127
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	9,915

Notes to Financial Statements – continued

	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$270,037
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	594,413
Virginia Fund	0.75%	0.25%	1.00%	1.00%	265,021

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$233,957	$657,222	$1,320,513	$328,027	$477,550	$274,966	$891,116	$302,219

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2017, these rebates amounted to the following, and are included in the reduction of total expenses in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$3,979	$4,418	$19,055	$219	$5,621	$645	$6,376	$4,317
Class B	—	—	—	—	—	—	3	—
Class C	N/A	—	—	N/A	N/A	N/A	39	N/A

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. For the year ended March 31, 2017, this reduction amounted to $132,386 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will terminate on July 27, 2017. For the year ended March 31, 2017, this reduction amounted to $3,079 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.00% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2018. For the year ended March 31, 2017, this reduction amounted to $165,288 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will terminate on July 27, 2017. For the year ended March 31, 2017, this reduction amounted to $7,258 and is included in the reduction of total expenses in the Statements of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B service fee rate to 0.10% for all Class B shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2017, were as follows:

CDSC Imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$62	$9,590	$12,101	$948	$10,009	$—	$—	$23
Class B	597	5,834	1,261	3,447	1,237	2,348	1,911	2,025
Class C	N/A	2,917	7,620	N/A	N/A	N/A	2,102	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2017, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$4,934	$19,517	$24,008	$15,981	$11,733	$6,341	$24,876	$7,339
Percentage of average daily net assets	0.0054%	0.0094%	0.0066%	0.0128%	0.0063%	0.0056%	0.0085%	0.0061%

Notes to Financial Statements – continued

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$63,398	$128,999	$294,374	$90,399	$135,221	$93,486	$242,158	$104,786

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2017 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0261%	0.0202%	0.0182%	0.0233%	0.0207%	0.0242%	0.0188%	0.0236%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2017 and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$337	$279	$723	$338	$701	$283	$720	$698

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$1,807	$2,347	$4,540	$1,794	$4,581	$2,333	$4,564	$4,578

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2017, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$182	$403	$697	$244	$363	$219	$559	$236

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 31, 2016, MFS purchased the following shares as an initial investment in the class:

Fund	Class	Shares	Amount
Mississippi Fund	Class I	5,000	$50,000
New York Fund	Class I	5,000	50,000
North Carolina Fund	Class I	5,000	50,000
Pennsylvania Fund	Class I	5,000	50,000
South Carolina Fund	Class I	5,000	50,000
Tennessee Fund	Class I	5,000	50,000
Virginia Fund	Class I	5,000	50,000
West Virginia Fund	Class I	5,000	50,000

Notes to Financial Statements – continued

On June 29, 2016, MFS redeemed the following fund shares:

Fund	Class	Shares	Amount
Mississippi Fund	Class I	5,026	$51,164
New York Fund	Class I	5,030	51,305
North Carolina Fund	Class I	5,030	51,100
Pennsylvania Fund	Class I	5,028	51,290
South Carolina Fund	Class I	5,029	51,097
Tennessee Fund	Class I	5,025	51,104
Virginia Fund	Class I	5,029	50,944
West Virginia Fund	Class I	5,028	51,034

(4)	Portfolio Securities

For the year ended March 31, 2017, purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$17,517,014	$70,200,465	$102,306,133	$24,122,367	$46,004,694	$18,352,270	$62,504,628	$21,667,923
Sales	$12,187,762	$57,456,674	$77,020,795	$18,023,698	$33,983,059	$12,166,068	$36,912,010	$23,452,145

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,085,024	$10,826,689	884,229	$8,765,829	1,967,807	$22,056,725	1,323,827	$14,792,913
Class B	8,160	81,593	8,676	85,713	82,722	931,113	50,591	565,237
Class C	—	—	—	—	378,091	4,243,820	401,247	4,492,046
Class I (b)	581,401	5,720,536	5,000	50,000	5,159,854	51,728,489	5,000	50,000
	1,674,585	$16,628,818	897,905	$8,901,542	7,588,474	$78,960,147	1,780,665	$19,900,196

Shares issued to shareholders in reinvestment of distributions
Class A	271,167	$2,679,924	259,226	$2,570,326	363,206	$4,061,469	446,547	$4,984,469
Class B	2,927	28,994	3,813	37,827	10,977	122,361	9,815	109,243
Class C	—	—	—	—	57,694	644,233	51,469	573,884
Class I (b)	7,669	74,873	—	—	157,201	1,550,896	—	—
	281,763	$2,783,791	263,039	$2,608,153	589,078	$6,378,959	507,831	$5,667,596

Shares reacquired
Class A	(1,384,755)	$(13,626,498)	(941,640)	$(9,316,800)	(5,924,837)	$(66,844,223)	(1,383,418)	$(15,415,384)
Class B	(35,939)	(357,700)	(30,476)	(302,635)	(110,540)	(1,215,390)	(68,673)	(766,075)
Class C	—	—	—	—	(491,013)	(5,450,340)	(318,742)	(3,554,913)
Class I (b)	(111,253)	(1,085,628)	—	—	(106,937)	(1,049,252)	—	—
	(1,531,947)	$(15,069,826)	(972,116)	$(9,619,435)	(6,633,327)	$(74,559,205)	(1,770,833)	$(19,736,372)

Net change
Class A	(28,564)	$(119,885)	201,815	$2,019,355	(3,593,824)	$(40,726,029)	386,956	$4,361,998
Class B	(24,852)	(247,113)	(17,987)	(179,095)	(16,841)	(161,916)	(8,267)	(91,595)
Class C	—	—	—	—	(55,228)	(562,287)	133,974	1,511,017
Class I (b)	477,817	4,709,781	5,000	50,000	5,210,118	52,230,133	5,000	50,000
	424,401	$4,342,783	188,828	$1,890,260	1,544,225	$10,779,901	517,663	$5,831,420

Notes to Financial Statements – continued

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	4,858,461	$57,348,503	3,106,914	$36,969,422	1,343,807	$14,147,968	1,539,109	$15,936,660
Class B	8,649	103,869	14,750	175,718	21,401	225,940	27,074	281,613
Class C	904,341	10,813,359	557,742	6,637,294	—	—	—	—
Class I (b)	4,834,513	47,940,476	5,000	50,000	2,203,484	21,889,000	5,000	50,000
	10,605,964	$116,206,207	3,684,406	$43,832,434	3,568,692	$36,262,908	1,571,183	$16,268,273

Shares issued to shareholders in reinvestment of distributions
Class A	709,191	$8,405,319	681,841	$8,111,001	339,417	$3,535,683	323,550	$3,354,792
Class B	8,008	94,876	9,016	107,081	13,387	139,812	14,478	150,472
Class C	117,285	1,388,668	104,518	1,242,330	—	—	—	—
Class I (b)	63,552	623,628	—	—	12,050	118,421	—	—
	898,036	$10,512,491	795,375	$9,460,412	364,854	$3,793,916	338,028	$3,505,264

Shares reacquired
Class A	(6,931,282)	$(81,940,794)	(3,148,447)	$(37,417,572)	(2,997,552)	$(31,284,889)	(1,407,207)	$(14,568,952)
Class B	(82,761)	(981,468)	(67,814)	(806,082)	(107,247)	(1,120,356)	(98,265)	(1,019,195)
Class C	(791,322)	(9,305,161)	(575,172)	(6,841,890)	—	—	—	—
Class I (b)	(913,106)	(8,904,171)	—	—	(222,823)	(2,172,663)	—	—
	(8,718,471)	$(101,131,594)	(3,791,433)	$(45,065,544)	(3,327,622)	$(34,577,908)	(1,505,472)	$(15,588,147)

Net change
Class A	(1,363,630)	$(16,186,972)	3,788,755	$(448,150)	(1,314,328)	$(13,601,238)	455,452	$4,722,500
Class B	(66,104)	(782,723)	23,766	(630,364)	(72,459)	(754,604)	(56,713)	(587,110)
Class C	230,304	2,896,866	662,260	(204,596)	—	—	—	—
Class I (b)	3,984,959	39,659,933	5,000	50,000	1,992,711	19,834,758	5,000	50,000
	2,785,529	$25,587,104	4,479,781	$(1,233,110)	605,924	$5,478,916	403,739	$4,185,390

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,501,488	$30,630,100	1,615,812	$19,761,117	1,401,369	$14,955,824	1,205,328	$12,786,175
Class B	12,664	156,008	6,849	83,823	14,740	156,603	4,254	44,944
Class I (b)	1,485,702	14,746,524	5,000	50,000	2,186,586	21,426,741	5,000	50,000
	3,999,854	$45,532,632	1,627,661	$19,894,940	3,602,695	$36,539,168	1,214,582	$12,881,119

Shares issued to shareholders in reinvestment of distributions
Class A	415,489	$5,061,717	383,915	$4,687,513	287,331	$3,041,715	257,386	$2,723,518
Class B	7,643	93,084	7,813	95,327	3,305	34,969	3,572	37,763
Class I (b)	21,134	207,008	—	—	21,662	211,634	—	—
	444,266	$5,361,809	391,728	$4,782,840	312,298	$3,288,318	260,958	$2,761,281

Shares reacquired
Class A	(2,925,645)	$(35,597,847)	(1,626,624)	$(19,840,988)	(2,816,347)	$(29,585,664)	(1,191,551)	$(12,586,741)
Class B	(46,414)	(564,714)	(48,595)	(592,183)	(51,883)	(552,064)	(15,411)	(163,625)
Class I (b)	(253,851)	(2,467,376)	—	—	(310,021)	(3,004,101)	—	—
	(3,225,910)	$(38,629,937)	(1,675,219)	$(20,433,171)	(3,178,251)	$(33,141,829)	(1,206,962)	$(12,750,366)

Notes to Financial Statements – continued

	South Carolina Fund – continued				Tennessee Fund – continued
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	(8,668)	$93,970	373,103	$4,607,642	(1,127,647)	$(11,588,125)	271,163	$2,922,952
Class B	(26,107)	(315,622)	(33,933)	(413,033)	(33,838)	(360,492)	(7,585)	(80,918)
Class I (b)	1,252,985	12,486,156	5,000	50,000	1,898,227	18,634,274	5,000	50,000
	1,218,210	$12,264,504	344,170	$4,244,609	736,742	$6,685,657	268,578	$2,892,034

	Virginia Fund				West Virginia Fund
	Year ended 3/31/17		Year ended 3/31/16		Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	3,308,481	$37,593,529	1,847,123	$21,057,879	729,612	$8,262,139	559,878	$6,294,309
Class B	25,137	280,480	5,016	57,427	3,174	36,329	15,154	170,680
Class C	587,293	6,700,182	261,623	2,976,521	—	—	—	—
Class I (b)	4,640,046	45,611,599	5,000	50,000	567,647	5,622,032	5,000	50,000
	8,560,957	$90,185,790	2,118,762	$24,141,827	1,300,433	$13,920,500	580,032	$6,514,989

Shares issued to shareholders in reinvestment of distributions
Class A	675,903	$7,665,189	624,166	$7,104,014	319,784	$3,590,548	308,252	$3,470,455
Class B	2,746	31,156	3,493	39,710	2,030	22,801	2,198	24,731
Class C	58,415	661,614	48,684	554,099	—	—	—	—
Class I (b)	59,300	579,519	—	—	8,620	84,092	—	—
	796,364	$8,937,478	676,343	$7,697,823	330,434	$3,697,441	310,450	$3,495,186

Shares reacquired
Class A	(5,290,727)	$(59,746,453)	(2,906,452)	$(33,045,000)	(1,631,640)	$(18,371,852)	(899,998)	$(10,124,327)
Class B	(57,524)	(657,781)	(46,059)	(522,404)	(20,026)	(223,805)	(30,349)	(341,647)
Class C	(460,549)	(5,168,312)	(344,961)	(3,915,027)	—	—	—	—
Class I (b)	(573,961)	(5,572,632)	—	—	(83,854)	(821,273)	—	—
	(6,382,761)	$(71,145,178)	(3,297,472)	$(37,482,431)	(1,735,520)	$(19,416,930)	(930,347)	$(10,465,974)

Net change
Class A	(1,306,343)	$(14,487,735)	(435,163)	$(4,883,107)	(582,244)	$(6,519,165)	(31,868)	$(359,563)
Class B	(29,641)	(346,145)	(37,550)	(425,267)	(14,822)	(164,675)	(12,997)	(146,236)
Class C	185,159	2,193,484	(34,654)	(384,407)	—	—	—	—
Class I (b)	4,125,385	40,618,486	5,000	50,000	492,413	4,884,851	5,000	50,000
	2,974,560	$27,978,090	(502,367)	$(5,642,781)	(104,653)	$(1,798,989)	(39,865)	$(455,799)

(b)	Class I was funded, with MFS seed money, on March 31, 2016 and commenced operations on April 1, 2016.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks

Notes to Financial Statements – continued

for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2017, each fund’s commitment fee and interest expense were as follows, and are included in “Miscellaneous” expense in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$653	$1,470	$2,550	$889	$1,298	$783	$2,038	$869
Interest Expense	—	—	—	—	—	—	—	—

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2017, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Mississippi Fund	2,584,300	23,262,523	(25,561,053)	285,770
New York Fund	3,414,908	71,644,294	(71,772,536)	3,286,666
North Carolina Fund	245,672	82,276,137	(81,577,330)	944,479
Pennsylvania Fund	2,755,968	28,331,371	(29,596,977)	1,490,362
South Carolina Fund	792,476	47,410,764	(46,249,174)	1,954,066
Tennessee Fund	1,884,410	27,899,707	(28,866,901)	917,216
Virginia Fund	3,556,870	72,531,828	(74,211,938)	1,876,760
West Virginia Fund	352,850	24,772,118	(23,970,307)	1,154,661

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$(327)	$—	$9,579	$285,741
New York Fund	(271)	—	12,303	3,286,337
North Carolina Fund	(429)	—	18,662	944,385
Pennsylvania Fund	(209)	—	7,405	1,490,213
South Carolina Fund	(280)	—	12,060	1,953,871
Tennessee Fund	(101)	—	7,824	917,124
Virginia Fund	(117)	—	19,651	1,876,573
West Virginia Fund	(112)	—	6,080	1,154,546

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Municipal Series Trust, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	4,218,348,266.670	81,811,156.271
John A. Caroselli	4,217,337,141.552	82,822,281.389
Maureen R. Goldfarb	4,211,437,940.639	88,721,482.302
David H. Gunning	4,202,880,284.419	97,279,138.522
Michael Hegarty	4,203,725,911.627	96,433,511.314
John P. Kavanaugh	4,217,481,548.012	82,677,874.929
Robert J. Manning	4,217,825,608.236	82,333,814.705
Clarence Otis, Jr.	4,202,956,529.950	97,202,892.991
Maryanne L. Roepke	4,213,810,175.962	86,349,246.979
Robin A. Stelmach	4,216,522,879.403	83,636,543.548
Laurie J. Thomsen	4,211,297,854.342	88,861,568.599

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer, Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 63)	Trustee	March 2017	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 62)	Trustee	January 2009	Private investor	N/A

Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A

Clarence Otis, Jr. (age 61)	Trustee	March 2017	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies (insurance), Director; Dycom Industries, Inc. (specialty contracting services, Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

John W. Clark, Jr. (age 50)	Assistant Treasurer	April 2017	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)	N/A

Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Heidi W. Hardin (age 49)	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)	N/A

Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2017, the Trustees served as board members of 136 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	99.82%
New York Fund	96.21%
North Carolina Fund	100.00%
Pennsylvania Fund	97.39%
South Carolina Fund	98.00%
Tennessee Fund	94.93%
Virginia Fund	90.77%
West Virginia Fund	97.34%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2017

MFS® MUNICIPAL INCOME FUND

LMB-ANN

MFS® MUNICIPAL INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite the United Kingdom’s decision to leave the European Union and policy uncertainty accompanying the new presidential administration in the United States,

most markets have proved resilient. U.S. share prices have reached new highs and U.S. bond yields rose on hopes surrounding President Trump’s proposed fiscal policies and indications that the U.S. Federal Reserve could hike rates more aggressively. However, interest rates in most developed markets remain very low, with central banks maintaining accommodative monetary policies to reinvigorate slow-growing economies.

Globally, economic growth has shown signs of recovery of late, led by China, the United States and the eurozone. Despite better growth, there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already-slow pace of global trade growth. Looking ahead, markets will have to contend with a series of European elections during 2017, which, depending on the outcome, could further call into question the future direction of the European Union.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

May 16, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	14.7%
General Obligations – General Purpose	9.3%
Universities – Colleges	8.5%
Water & Sewer Utility Revenue	5.5%
General Obligations – Schools	5.4%
Airport Revenue	4.8%
Healthcare Revenue – Long Term Care	4.6%
State & Local Agencies	4.6%
Sales & Excise Tax Revenue	4.1%
Transportation – Special Tax	4.0%

Composition including fixed income credit quality (a)(i)
AAA	4.8%
AA	28.1%
A	34.8%
BBB	18.3%
BB	4.0%
B	2.2%
CCC	0.2%
CC	1.0%
D	0.6%
Not Rated	5.2%
Cash & Cash Equivalents	1.2%
Other	(0.4)%

Portfolio facts (i)
Average Duration (d)	7.3
Average Effective Maturity (m)	15.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and/or the leverage created through the issuance of self-deposited inverse floaters and may be negative.

Percentages are based on net assets as of 3/31/17.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2017, Class A shares of the MFS Municipal Income Fund (“fund”) provided a total return of 0.59%, at net asset value. This compares with a return of 0.15% for the fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (formerly “Barclays Municipal Bond Index”).

Market Environment

Global growth improved during much of the reporting period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the US elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and bond yields. The US Federal Reserve (“Fed”) increased interest rates by 25 basis points at the end of the period, bringing the total number of quarter-percent hikes in the federal funds rate to three since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the period. During the first half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and emerging market (“EM”) economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Headwinds from lower energy and commodity prices abated during the period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals, but has since subsided. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half and EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

US Treasury yields rose during the reporting period, with most of the increase in yields occurring during the latter half of the reporting period. According to data from the

4

Management Review – continued

Fed, 10-year US Treasury yields started the reporting period at 1.79%, fell to as low as 1.38% in the wake of the Brexit vote in June 2016, and finished the reporting period at 2.42%. A significant portion of the increase in yields occurred in the wake of the results of the US presidential election, as President-elect Donald Trump and Republicans, who remained in control of both houses of Congress, discussed the prospects for greater-than-expected fiscal stimulus. The prospects for fiscal stimulus raised the possibility of stronger growth and higher inflation in the near-to-medium-term, which pushed Treasury yields higher.

The municipal bond market also saw an increase in yields post-election, with the market underperforming Treasuries for a while, as flows into the asset class reversed, before recovering due to increased demand for higher-quality municipal securities from non-traditional municipal investors, also called crossover buyers.

Amid the volatile yield environment, total returns for the broader US investment grade municipal bond market were essentially flat, as measured by the Bloomberg Barclays Municipal Bond Index, however mid-quality investment grade and below-investment grade municipal bonds performed a bit better than the highest-quality portion of the market. Yet, municipal bonds broadly lagged taxable bonds amid a strong recovery in credit spreads in areas such as investment grade and high yield corporate debt during the first-half of the reporting period, and resilient spreads in the second-half of the period.

Municipal market performance was also impacted by higher-than-average increased issuance, especially during the third quarter of the reporting period, coupled with reduced demand for municipal debt during the same time frame. Against this backdrop, fundamentals generally remained stable for the majority of municipal issuers, and as a result, tax-equivalent yields appeared attractive relative to overall credit quality. However, markets remain concerned about underfunded public employee pension systems and other benefits promised to public employees, and the political difficulties in enacting reform.

Factors Affecting Performance

A key factor that contributed to performance relative to the Bloomberg Barclays Municipal Bond Index was the fund’s out-of-benchmark exposure to “B” rated (r) securities. Strong security selection in “A” and “BBB” rated (r) securities, and in the education, transportation and health care sectors, was an additional factor that strengthened relative performance.

During the reporting period, there were no factors that materially detracted from the fund’s relative performance.

Respectfully,

Jason Kosty	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower

5

Management Review – continued

of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 3/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 3/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	0.59%	3.55%	4.44%	N/A
B	12/29/86	(0.04)%	2.77%	3.65%	N/A
C	1/03/94	(0.16)%	2.77%	3.64%	N/A
I	8/01/11	0.84%	3.81%	N/A	4.89%
A1	6/25/07	0.85%	3.81%	N/A	4.90%
B1	6/25/07	0.19%	3.04%	N/A	4.11%
Comparative benchmark
Bloomberg Barclays Municipal Bond Index (f)		0.15%	3.24%	4.33%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(3.68)%	2.65%	3.98%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.93)%	2.42%	3.65%	N/A
C With CDSC (1% for 12 months) (v)		(1.13)%	2.77%	3.64%	N/A
A1 With Initial Sales Charge (4.25%)		(3.44)%	2.91%	N/A	4.44%
B1 With CDSC (Declining over six years from 4% to 0%) (v)		(3.70)%	2.69%	N/A	4.11%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Bloomberg Barclays Municipal Bond Index (formerly Barclays Municipal Bond Index) – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

8

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, October 1, 2016 through March 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and

(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2016 through March 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Expenses Paid During Period (p) 10/01/16-3/31/17
A	Actual	0.73%	$1,000.00	$980.04	$3.60
	Hypothetical (h)	0.73%	$1,000.00	$1,021.29	$3.68
B	Actual	1.48%	$1,000.00	$976.50	$7.29
	Hypothetical (h)	1.48%	$1,000.00	$1,017.55	$7.44
C	Actual	1.48%	$1,000.00	$976.50	$7.29
	Hypothetical (h)	1.48%	$1,000.00	$1,017.55	$7.44
I	Actual	0.48%	$1,000.00	$981.23	$2.37
	Hypothetical (h)	0.48%	$1,000.00	$1,022.54	$2.42
A1	Actual	0.48%	$1,000.00	$981.35	$2.37
	Hypothetical (h)	0.48%	$1,000.00	$1,022.54	$2.42
B1	Actual	1.25%	$1,000.00	$977.63	$6.16
	Hypothetical (h)	1.25%	$1,000.00	$1,018.70	$6.29

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from self-deposited inverse floaters (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

11

PORTFOLIO OF INVESTMENTS

3/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 98.0%
Issuer	Shares/Par	Value ($)
Alabama - 0.6%
Birmingham, AL, Special Care Facilities Financing Authority Rev. (Methodist Home for the Aging), 5.25%, 6/01/2025	$930,000	$961,750
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/2029	3,550,000	3,688,308
DCH Health Care Authority, AL, Health Care Facilities Rev., 5%, 6/01/2033	785,000	866,805
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2025	95,000	70,766
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2026	1,175,000	827,893
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2029	1,655,000	952,866
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2034	2,370,000	951,579
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/2035	4,495,000	1,685,490
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2017	250,000	253,658
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2018	265,000	274,119
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2021	295,000	314,795
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/2023	435,000	466,237
Mobile, AL, General Obligation Warrants, “A”, 5%, 2/15/2030	3,130,000	3,669,393
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.8%, 5/01/2034	3,565,000	3,956,706

		$18,940,365
Alaska - 0.1%
Northern Tobacco Securitization Corp., AK, Asset Backed, “A”, 5%, 6/01/2046	$3,750,000	$3,525,938

Arizona - 1.1%
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.25%, 7/01/2047	$750,000	$764,580
Arizona Industrial Development Authority Education Rev. (Basis Schools Projects), “A”, 5.125%, 7/01/2037	1,000,000	1,017,240

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Maricopa County, AZ, Industrial Development Authority Rev. (Banner Health), “A”, 5%, 1/01/2034	$7,000,000	$7,978,600
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/2040	1,710,000	1,890,867
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	470,000	474,709
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2035	140,000	141,403
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2045	570,000	571,482
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 5%, 7/01/2046	340,000	340,656
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2036	700,000	739,158
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2041	560,000	585,760
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 5%, 7/01/2046	895,000	933,011
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2035	840,000	849,559
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2045	925,000	925,546
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 5%, 7/01/2046	610,000	610,067
Salt River, AZ, Agricultural Improvement & Power District, “A”, 5%, 1/01/2038	8,000,000	9,270,160
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 12/01/2037	4,000,000	4,626,360
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 1.6%, 3/01/2028 (Put Date 3/01/2018)	1,595,000	1,598,621

		$33,317,779
Arkansas - 0.3%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/2035	$435,000	$464,889
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/2046	4,995,000	1,335,913
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/2020	3,970,000	4,410,114
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/2042	1,520,000	1,659,262

		$7,870,178

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - 11.9%
Alameda, CA, Corridor Transportation Authority Second Subordinate Lien Rev., “B”, 5%, 10/01/2037	$770,000	$853,468
Alameda, CA, Corridor Transportation Authority Senior Lien Rev., “A”, AGM, 5%, 10/01/2028	985,000	1,137,320
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2025	3,960,000	4,676,998
California Community College Financing Authority Lease Rev. (West Valley Mission Community College), “C”, 5%, 6/01/2026	4,145,000	4,928,073
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2031	1,550,000	1,712,037
California Educational Facilities Authority Rev. (Stanford University), “U-7”, 5%, 6/01/2046	7,840,000	10,131,710
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/2036	925,000	1,085,488
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 10/01/2038 (Prerefunded 10/01/2018)	4,610,000	4,904,533
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/2039	2,580,000	2,791,147
California Health Facilities Financing Authority Rev. (Sutter Health), “A”, 5%, 11/15/2046	2,530,000	2,786,517
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/2031	5,000,000	5,697,200
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/2023	6,180,000	6,193,225
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/2033	4,885,000	5,011,473
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/2034	595,000	818,821
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/2039	1,185,000	1,609,787
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/2028	1,785,000	1,860,452
California Municipal Finance Authority Rev. (Community Medical Centers), “A”, 5%, 2/01/2042	1,750,000	1,914,868
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2036	1,510,000	1,661,498
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2041	4,890,000	5,331,763
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5.25%, 11/01/2047	235,000	255,067
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/2040	850,000	957,916

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc. Project), “A”, 1.25%, 8/01/2023 (Put Date 5/01/2017)	$3,060,000	$3,060,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/2023 (Put Date 12/01/2017)	950,000	970,606
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2033	260,000	281,089
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2037	510,000	545,511
California Public Finance Authority Rev. (Henry Mayo Newhall Hospital), 5%, 10/15/2047	510,000	539,320
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/2030	2,950,000	3,252,670
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/2038	9,180,000	10,274,990
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/2033	9,250,000	10,465,173
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2024	560,000	586,174
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2025	585,000	607,482
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2030	505,000	539,062
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 5%, 7/01/2045	1,340,000	1,385,654
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/2038 (a)(d)	126,224	631
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/2039	1,050,000	1,143,251
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 11/01/2027	245,000	251,573
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/2033 (Prerefunded 6/01/2017)	1,460,000	1,500,968
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/2042 (Prerefunded 6/01/2019)	880,000	988,777
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/2023	125,000	131,770

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/2033	$190,000	$196,367
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2034	645,000	695,981
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2044	2,475,000	2,620,406
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5%, 12/01/2046	4,640,000	4,837,200
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/2056	990,000	1,046,727
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/2021	2,020,000	2,022,384
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/2020	1,355,000	1,357,995
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/2020	575,000	575,236
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/2040 (Prerefunded 5/15/2018)	1,655,000	1,749,567
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/2046 (Prerefunded 1/01/2019)	5,025,000	5,456,798
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/2034	1,840,000	2,005,710
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/2036	1,175,000	1,346,162
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/2037	1,250,000	1,430,100
District of Southern CA, Water Replenishment Financing Authority Assessment Rev., 5%, 8/01/2041	2,705,000	3,084,052
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	4,495,000	2,807,397
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2031	4,015,000	2,377,282
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2033	2,785,000	1,475,103
Foothill-De Anza, CA, Community College District, Capital Appreciation, NATL, 0%, 8/01/2034	21,410,000	11,340,449
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/2034	3,000,000	3,366,930

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/2022	$3,415,000	$3,540,194
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/2047	5,000,000	4,999,300
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AGM, 5%, 6/01/2040	9,765,000	10,841,103
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/2023	995,000	1,031,785
Hartnell , CA, Community College District (Monterey and San Benito Counties), Election of 2002 General Obligation, Capital Appreciation, “D”, 0%, 8/01/2039 (Prerefunded 8/01/2019)	9,645,000	2,185,268
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, AGM, 5%, 9/01/2044	2,620,000	2,869,607
Jurupa, CA, Unified School District (Riverside County, California) General Obligation, 2014 Election, “B”, 5%, 8/01/2034	675,000	785,680
Jurupa, CA, Unified School District (Riverside County, California) General Obligation, 2014 Election, “B”, 5%, 8/01/2036	580,000	669,564
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/2036	640,000	666,118
Long Beach, CA, Marina Rev. (Alamitos Bay Marina Project), 5%, 5/15/2035	480,000	519,211
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2034	480,000	535,622
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/2044	820,000	907,371
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/2029	2,990,000	3,326,226
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2038	4,040,000	4,617,478
Los Angeles, CA, Department of Water & Power Water System Rev., “A”, 5%, 7/01/2041	6,435,000	7,344,266
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/2039	2,580,000	2,879,306
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/2034	825,000	893,038
Madera, CA, Irrigation Financing Authority Water Rev., 6.5%, 1/01/2040 (Prerefunded 1/01/2020)	3,595,000	4,106,712
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/2030	580,000	359,681
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2041	6,500,000	7,130,305
Montebello, CA, Public Financing Authority Lease Rev. (Montebello Home2 Suites by Hilton Hotel Project), “A”, 5%, 6/01/2046	2,000,000	2,187,440

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
Mount San Antonio, CA, Community College District Rev. (Election of 2008), Convertible Capital Appreciation, “A”, 0% to 8/1/2023, 5.875% to 8/01/2028	$1,860,000	$1,697,603
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2024	2,900,000	2,387,396
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2027	1,930,000	1,400,061
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2029	3,915,000	2,582,882
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/2030	4,335,000	2,707,468
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2030	1,640,000	1,862,679
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/2039 (Prerefunded 11/01/2019)	2,210,000	2,524,063
Port of Oakland, CA, Rev., “P”, 5%, 5/01/2033	11,790,000	12,853,104
Riverside County, CA, Transportation Commission, Sales Tax Rev. (Limited Tax), “A”, 5.25%, 6/01/2039	4,655,000	5,382,204
Riverside County, CA, Transportation Commission, Sales Tax Rev. (Limited Tax), “A”, 2%, 6/01/2029	2,015,000	1,810,397
Sacramento County, CA, Airport System Rev., “A”, 5%, 7/01/2041	10,000,000	11,159,300
Sacramento County, CA, Airport System Rev., “B”, 5%, 7/01/2041	9,000,000	10,013,310
Sacramento, CA, Municipal Utility District Electricity Rev., “X”, 5%, 8/15/2028 (Prerefunded 8/15/2021)	835,000	961,386
Sacramento, CA, Municipal Utility District Electricity Rev., “X”, 5%, 8/15/2028	2,435,000	2,784,934
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/2040	9,315,000	10,202,254
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2024	500,000	574,235
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2025	1,500,000	1,715,235
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/2028	6,000,000	6,771,000
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Redevelopment Project), “A”, 5%, 8/01/2043	340,000	371,569
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/2034	7,570,000	8,379,384
San Jose, CA, Airport Rev., “C”, 5%, 3/01/2030	1,115,000	1,268,011
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 9/01/2026	5,100,000	3,898,491
State of California, 5%, 4/01/2024	4,365,000	5,054,932
State of California, 5.25%, 10/01/2028	2,965,000	3,402,515

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
State of California, 5%, 8/01/2029	$5,000,000	$5,906,450
State of California, 6.5%, 4/01/2033	4,000,000	4,424,480
State of California, 5%, 9/01/2034	9,000,000	10,331,550
State of California, 6%, 11/01/2039	3,000,000	3,361,620
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/2032	2,075,000	2,317,609
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 1/01/2041	915,000	1,016,400
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/2029	3,440,000	2,269,506
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/2034	2,005,000	750,572

		$347,173,783
Colorado - 4.6%
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, N, 5%, 12/01/2034	$2,535,000	$2,936,848
Colorado Eagle County School District RE50J, Garfield Routt Counties, General Obligation, N, 5%, 12/01/2035	5,000,000	5,770,000
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 5/01/2040	1,815,000	1,889,524
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2029	195,000	214,847
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2039	740,000	786,738
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/2044	605,000	640,991
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/2037	545,000	570,980
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2030	490,000	533,973
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/2034	495,000	529,244
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	700,000	769,783
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 5%, 12/01/2031	1,725,000	1,873,419
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/2038	1,020,000	1,086,718
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/2031	1,855,000	2,038,367
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 7%, 11/15/2038 (Prerefunded 11/15/2018)	4,330,000	4,741,047

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Health Facilities Authority Rev. (Adventist System/Sunbelt Obligated Group), “A”, 5%, 11/15/2041	$10,000,000	$11,195,500
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/2035	1,985,000	2,109,221
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/2043	1,195,000	1,258,729
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/2044	4,620,000	5,050,584
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/2018	4,840,000	5,101,215
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/2030	6,150,000	6,911,432
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/2034	5,000,000	5,537,000
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2040	10,000,000	11,395,500
Colorado Regional Transportation District, Sales Tax Rev. (Fastracks Project), “A”, 5%, 11/01/2036	2,755,000	3,154,089
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2025	3,000,000	3,584,040
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/2041	1,500,000	1,687,110
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 10/01/2032	3,975,000	4,021,428
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 10/01/2032	615,000	623,321
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/2028	1,930,000	2,119,642
Denver, CO, City & County Airport Systems Rev., “A”, NATL, 5%, 11/15/2030	6,000,000	6,132,960
Denver, CO, City & County School District No. 1, 5%, 12/01/2024	10,000,000	11,584,500
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2035	965,000	1,057,090
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2036	615,000	672,127
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2040	1,635,000	1,785,485
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/2045	1,210,000	1,278,099
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 11/01/2031	5,000	5,014
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2030	1,470,000	1,663,834

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2045	$5,280,000	$5,797,018
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2031	1,660,000	1,868,446
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2032	1,755,000	1,963,125
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2033	1,760,000	1,959,566
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2034	1,445,000	1,601,378
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2035	1,630,000	1,800,808
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/2028	1,215,000	1,486,103
University of Colorado, Enterprise Rev., 5%, 6/01/2029 (Prerefunded 6/01/2021)	4,220,000	4,819,831

		$133,606,674
Connecticut - 1.7%
Connecticut Health & Educational Facilities Authority Rev. (Church Home of Hartford, Inc. Project), “B-2”, 2.875%, 9/01/2020	$475,000	$465,600
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2025	2,990,000	3,265,200
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2037	1,270,000	1,295,362
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2043	4,230,000	4,270,227
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/2032	2,170,000	2,298,768
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “C-1”, 3.5%, 11/15/2045	3,305,000	3,448,867
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/2044	2,525,000	2,610,673
Hartford County, CT, “C”, AGM, 5%, 11/01/2030	2,355,000	2,669,157
Hartford County, CT, “C”, AGM, 5%, 11/01/2031	2,015,000	2,266,210
Hartford County, CT, “C”, AGM, 5%, 11/01/2028	4,290,000	4,926,636
Hartford County, CT, “C”, AGM, 5%, 11/01/2029	2,375,000	2,704,318
Mohegan Tribal Finance Authority, CT, Economic Development Bonds, 7%, 2/01/2045 (n)	2,320,000	2,418,623
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2028	4,595,000	5,192,212
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2029	4,595,000	5,192,212

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/2030	$4,615,000	$5,180,061
University of Connecticut, General Obligation, “A”, 5%, 3/15/2028	1,335,000	1,543,060

		$49,747,186
Delaware - 0.0%
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2036	$235,000	$243,382
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), 5%, 9/01/2046	250,000	256,218

		$499,600
District of Columbia - 1.0%
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2036	$2,355,000	$2,438,932
District of Columbia Rev. (Friendship Public Charter School), “A”, 5%, 6/01/2046	630,000	646,739
District of Columbia Rev. (Georgetown University), 5%, 4/01/2035	3,000,000	3,412,230
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2033	560,000	650,216
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 7/01/2043	1,450,000	1,665,862
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	230,000	227,100
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.125%, 1/01/2035	230,000	222,767
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), “A”, 5.25%, 1/01/2039	150,000	145,245
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2030	3,235,000	3,090,590
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/2035	4,080,000	3,751,723
District of Columbia University Rev. (Georgetown University), Convertible Capital Appreciation, BHAC, 0% to 4/01/2018, 5% to 4/01/2040	11,570,000	11,946,719

		$28,198,123
Florida - 3.6%
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 6.9%, 5/01/2036	$20,000	$21,831
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/2030	1,045,000	1,088,472

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/2033	$485,000	$501,325
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/2034	1,405,000	1,457,392
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/2039	825,000	826,229
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/2029	3,385,000	3,570,058
Citizens Property Insurance Corp., “A-1”, 5.25%, 6/01/2017	750,000	755,543
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/2043	5,850,000	6,526,436
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.25%, 5/15/2035	100,000	98,818
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 6.5%, 5/15/2049	180,000	180,443
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “B”, 5.25%, 5/15/2022	460,000	457,222
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2026	1,510,000	1,732,755
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2029	1,350,000	1,507,019
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2030	1,420,000	1,570,279
Florida Board of Education, Capital Outlay, “E”, 5%, 6/01/2023	250,000	272,915
Florida Board of Education, Lottery Rev., “A”, 5%, 7/01/2020	7,855,000	8,771,443
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2030	2,425,000	2,503,352
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/2040	5,130,000	5,256,506
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/2046	1,805,000	1,878,373
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “B”, FHLMC, 3%, 7/01/2045	3,020,000	3,097,101
Florida Municipal Power Agency Rev., 5%, 10/01/2031 (Prerefunded 10/01/2018)	850,000	900,295
Florida Municipal Power Agency Rev., Unrefunded Balance, 5%, 10/01/2031	150,000	157,443
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 10/01/2031 (Prerefunded 10/01/2019)	400,000	449,652

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/2030	$2,685,000	$2,873,863
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 5/01/2038	715,000	716,266
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/2029 (Prerefunded 8/15/2018)	300,000	318,819
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), ETM, NATL, 6.5%, 8/15/2019	635,000	680,244
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tampa Electric Co.), “A”, 5.65%, 5/15/2018	500,000	523,560
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/2037	1,415,000	1,280,858
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2033	2,225,000	2,437,154
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/2034	1,935,000	2,112,749
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/2025	350,000	351,656
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2035	130,000	130,382
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/2045	205,000	203,473
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood National and Polo Run Projects), 5.375%, 5/01/2047	605,000	608,013
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038 (Prerefunded 5/01/2018)	220,000	233,757
Main Street, FL, Community Development District Rev., “A”, 6.8%, 5/01/2038	265,000	264,685
Marshall Creek Community Development District, FL, Capital Improvement and Special Assessment, “A”, 3.5%, 5/01/2020	1,520,000	1,508,874
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 5%, 11/15/2039	2,000,000	2,100,680
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 10/01/2035	5,885,000	6,444,428
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Children’s Hospital), “A”, 6.125%, 8/01/2042	2,240,000	2,483,645
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 5/01/2033	500,000	521,770

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 10/01/2039	$1,000,000	$1,102,520
Mid-Bay Bridge Authority Rev., FL, Springing Lien, “A”, 7.25%, 10/01/2040 (Prerefunded 10/01/2021)	6,920,000	8,597,339
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/2022	40,000	35,557
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2029	280,000	289,898
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/2037	135,000	138,683
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/2037	230,000	236,274
Orange County, FL, Health Facilities Authority Hospital Rev. (Orlando Health Obligated Group), “A”, 5%, 10/01/2037	1,915,000	2,098,419
Orange County, FL, Health Facilities Authority Hospital Rev. (Orlando Regional Healthcare), “C”, 5.25%, 10/01/2035 (Prerefunded 10/01/2018)	1,000,000	1,062,260
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/2049	430,000	508,595
Palm Beach County, FL, Solid Waste Authority Rev. Improvement, BHAC, 5%, 10/01/2027 (Prerefunded 10/01/2019)	295,000	322,335
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/2023	275,000	272,583
Pinellas County, FL, Sewer Rev., AGM, 5%, 10/01/2032	330,000	331,020
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 10/01/2022 (n)	2,850,000	2,895,458
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 10/01/2024 (n)	4,275,000	4,337,885
South Broward, FL, Hospital District Rev., 5%, 5/01/2036 (Prerefunded 5/01/2018)	500,000	521,660
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/2029	1,025,000	1,103,577
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/2027	150,000	137,648
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/2045 (Prerefunded 8/01/2020)	6,795,000	7,806,504
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/2010 (d)	55,000	38,491
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2026	245,000	275,370

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2029	$225,000	$247,039
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/2034	485,000	522,617
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/2044	1,455,000	1,553,576
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/2021	50,000	50,020
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/2017	10,000	9,964

		$103,871,070
Georgia - 3.0%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/2033	$965,000	$1,046,388
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/2043	965,000	1,047,662
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2025	1,415,000	1,620,911
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2026	800,000	912,496
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/2022 (Prerefunded 11/01/2019)	2,770,000	3,107,885
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/2029	1,295,000	1,528,242
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2030	650,000	703,248
Cobb County, GA, Development Authority Student Housing Rev. (Kennesaw State University Real Estate Foundations), “C”, 5%, 7/15/2033	1,140,000	1,215,548
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/2040	4,850,000	5,256,479
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2028	5,285,000	6,082,031
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2029	1,415,000	1,627,080
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2030	4,345,000	4,938,266
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2031	235,000	266,546

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/2041	$3,910,000	$4,413,373
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare, Inc.), “A”, 5%, 7/01/2046	9,100,000	10,041,577
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2026	3,680,000	4,143,570
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2027	2,285,000	2,569,277
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 4%, 12/01/2047	3,805,000	4,101,790
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/2044	1,780,000	1,861,649
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	4,545,000	5,096,218
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2026	845,000	1,000,210
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/2028	1,740,000	2,073,332
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/2026	3,065,000	3,453,642
Glynn-Brunswick, GA, Memorial Hospital Authority Rev., Unrefunded Balance, 5.625%, 8/01/2034	130,000	135,499
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2042	4,000,000	4,385,000
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5%, 2/15/2045	5,000,000	5,468,300
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/2054	4,215,000	4,862,298
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2030	540,000	554,850
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/2039	645,000	660,835
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., 6.25%, 7/01/2018	1,370,000	1,420,211
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/2034	2,055,000	2,058,987

		$87,653,400
Guam - 0.1%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/2036	$545,000	$565,334
Guam Government, “A”, 7%, 11/15/2039 (Prerefunded 11/15/2019)	910,000	1,044,234
Guam International Airport Authority Rev., “C”, 5%, 10/01/2017	600,000	607,236

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Guam - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2020	$130,000	$142,925
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/2021	370,000	411,877

		$2,771,606
Hawaii - 1.1%
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.65%, 1/01/2029	$7,795,000	$7,831,091
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.75%, 1/01/2033	9,390,000	9,435,448
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/2029 (Prerefunded 11/15/2019)	355,000	417,047
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/2044 (Prerefunded 11/15/2019)	1,100,000	1,318,031
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/2039	3,655,000	3,959,388
State of Hawaii, “DZ”, 5%, 12/01/2031 (Prerefunded 12/01/2021)	1,380,000	1,594,397
State of Hawaii, Unrefunded Balance, “DZ”, 5%, 12/01/2031	850,000	954,474
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2030 (Prerefunded 1/01/2022)	3,695,000	4,269,166
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2031	1,380,000	1,555,978
State of Hawaii, Highway Rev., “A”, 5%, 1/01/2032	920,000	1,034,669

		$32,369,689
Illinois - 9.1%
Chicago, IL (Modern Schools Program), “A”, AMBAC, 5%, 12/01/2024	$2,685,000	$2,692,491
Chicago, IL (Modern Schools Program), “G”, AMBAC, 5%, 12/01/2023	650,000	651,820
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2020	1,635,000	1,639,643
Chicago, IL (Modern Schools Program), “H”, AMBAC, 5%, 12/01/2021	1,030,000	1,032,905
Chicago, IL, “A”, 5.25%, 1/01/2028	345,000	343,851
Chicago, IL, “A”, 5%, 1/01/2036	1,110,000	1,043,012
Chicago, IL, “A”, AGM, 5%, 1/01/2022	30,000	30,099
Chicago, IL, “A”, AGM, 5%, 1/01/2022	550,000	554,103
Chicago, IL, “A”, AGM, 5%, 1/01/2023	15,000	15,117
Chicago, IL, “A”, AGM, 5%, 1/01/2023	350,000	352,611
Chicago, IL, “A”, AGM, 5%, 1/01/2024	15,000	15,049

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, “A”, AGM, 5%, 1/01/2025	$50,000	$50,373
Chicago, IL, “A”, AGM, 5%, 1/01/2026	30,000	30,150
Chicago, IL, “A”, AGM, 5%, 1/01/2027	205,000	205,551
Chicago, IL, “A”, AGM, 5%, 1/01/2028	7,700,000	8,092,854
Chicago, IL, “A”, AGM, 4.75%, 1/01/2030	570,000	571,357
Chicago, IL, “A”, AGM, 5%, 1/01/2034	2,000,000	2,005,120
Chicago, IL, “A”, AGM, 5%, 1/01/2037	3,430,000	3,438,575
Chicago, IL, “A”, AMBAC, 5%, 1/01/2022	2,880,000	2,886,163
Chicago, IL, “A”, Capital Appreciation, NATL, 0%, 1/01/2027	1,490,000	985,039
Chicago, IL, “C”, NATL, 5%, 1/01/2023	390,000	398,685
Chicago, IL, “C”, NATL, 5%, 1/01/2028	185,000	188,966
Chicago, IL, “C”, NATL, 5%, 1/01/2029	3,445,000	3,518,861
Chicago, IL, “D”, 5.5%, 1/01/2033	935,000	931,017
Chicago, IL, “D”, AMBAC, 5%, 12/01/2022	2,710,000	2,717,615
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	6,805,000	7,322,792
Chicago, IL, Board of Education, (School Reform) Capital Appreciation, “A”, NATL, 0%, 12/01/2028	7,840,000	4,609,293
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	3,405,000	2,246,381
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2027	2,470,000	2,524,562
Chicago, IL, Board of Education, “B”, AGM, 5%, 12/01/2035	3,955,000	4,042,366
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2020	3,150,000	3,176,366
Chicago, IL, Board of Education, “B”, AMBAC, 5%, 12/01/2021	1,550,000	1,550,992
Chicago, IL, Board of Education, “C”, AGM, 5%, 12/01/2032	8,315,000	8,495,602
Chicago, IL, Board of Education, “C”, ASSD GTY, 5.25%, 12/01/2025	5,855,000	6,121,929
Chicago, IL, Board of Education, Capital Appreciation, “A”, NATL, 0%, 12/01/2019	825,000	766,541
Chicago, IL, Board of Education, Dedicated Capital Improvement Tax Bond, 6%, 4/01/2046	4,250,000	4,375,545
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2021	4,110,000	4,133,057
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “B”, AMBAC, 5%, 12/01/2023	975,000	979,251
Chicago, IL, Capital Appreciation, NATL, 0%, 1/01/2026	9,690,000	6,764,492
Chicago, IL, Capital Appreciation, NATL, 0%, 1/01/2027	1,820,000	1,203,202
Chicago, IL, General Obligation, “A”, 6%, 1/01/2038	3,235,000	3,360,421
Chicago, IL, General Obligation, “A”, AGM, 5.25%, 1/01/2031	1,000,000	1,083,700
Chicago, IL, General Obligation, “A”, AMBAC, 5.5%, 12/01/2019	350,000	360,721
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/2029	9,145,000	10,148,572

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Midway Airport Rev., Second Lien, BAM, 5%, 1/01/2031	$1,525,000	$1,678,720
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2032	945,000	1,061,263
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/2033	470,000	527,030
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/2043	1,890,000	2,107,104
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “B”, 5%, 1/01/2030	2,735,000	3,090,441
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/2035	7,125,000	7,984,845
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2029	1,755,000	1,904,649
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2031	655,000	706,850
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/2040	4,685,000	4,991,305
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/2035	405,000	431,734
Chicago, IL, Wastewater Transmission Rev., “C”, 5%, 1/01/2039	610,000	647,344
Illinois Finance Authority Rev., 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	235,000	259,586
Illinois Finance Authority Rev., 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	35,000	40,290
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2036	640,000	648,384
Illinois Finance Authority Rev. (Christian Homes, Inc.), 5%, 5/15/2040	585,000	589,926
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2034	2,310,000	2,504,548
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2035	2,315,000	2,500,246
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/2037	3,285,000	3,292,030
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/2033	2,180,000	2,178,670
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/2043	1,500,000	1,499,910
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/2028 (Prerefunded 10/01/2018)	2,990,000	3,199,749
Illinois Finance Authority Rev. (Mercy Health Corp.), 5%, 12/01/2046	9,235,000	9,813,480

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7%, 11/15/2029 (Prerefunded 5/15/2019)	$2,975,000	$3,335,987
Illinois Finance Authority Rev. (OSF Healthcare), “A”, 7.125%, 11/15/2037 (Prerefunded 5/15/2019)	2,445,000	2,748,058
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 11/01/2030	610,000	667,974
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “A”, 5%, 11/01/2031	450,000	488,502
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FRN, 1.899%, 5/01/2036 (Put Date 5/01/2021)	885,000	885,965
Illinois Finance Authority Rev. (Presence Health Network), “A”, 7.75%, 8/15/2034 (Prerefunded 8/15/2019)	3,650,000	4,201,625
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2036	1,035,000	1,076,669
Illinois Finance Authority Rev. (Presence Health Network), “C”, 4%, 2/15/2041	3,130,000	2,684,695
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2041	1,535,000	1,586,898
Illinois Finance Authority Rev. (Presence Health Obligated Group), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	205,000	226,082
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/2043	6,315,000	7,197,774
Illinois Finance Authority Rev. (Resurrection Health Care Corp.), 6.125%, 5/15/2025 (Prerefunded 5/15/2019)	6,460,000	7,135,845
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/2038 (Prerefunded 8/15/2019)	1,500,000	1,697,445
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/2044 (Prerefunded 8/15/2019)	2,455,000	2,785,001
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “A”, 5%, 3/01/2047	10,000,000	10,659,400
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/2031	2,730,000	3,000,734
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/2031	4,210,000	4,642,788
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/2023	4,455,000	5,016,642
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/2024	2,610,000	2,610,000
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/2028	10,615,000	12,055,774
Illinois Sales Tax Rev., “P”, ETM, 6.5%, 6/15/2022	3,635,000	4,086,431
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/2022	5,000,000	5,800,600
Illinois Toll Highway Authority Rev., “B”, 5.5%, 1/01/2033 (Prerefunded 1/01/2018)	5,645,000	5,840,317

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Metropolitan Pier & Exposition Authority Rev. (McCormick Place), “A”, BAM, 5%, 6/15/2042	$4,550,000	$4,779,093
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, NATL, 0%, 6/15/2018	510,000	498,112
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/2042	1,690,000	1,798,785
State of Illinois, AGM, 5%, 2/01/2027	1,465,000	1,576,618
State of Illinois, “A”, AGM, 5%, 4/01/2024	5,000,000	5,436,600
State of Illinois, “B”, 5.25%, 6/15/2034 (Prerefunded 6/15/2019)	1,275,000	1,387,519

		$265,222,849
Indiana - 1.1%
Indiana Finance Authority Hospital Rev. (Deaconess Hospital, Inc.), “A”, 6.75%, 3/01/2039 (Prerefunded 3/01/2019)	$3,000,000	$3,319,170
Indiana Finance Authority Rev. (BHI Senior Living), “A”, 6%, 11/15/2041	2,840,000	3,141,352
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/2034	1,710,000	1,778,024
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/2040	2,445,000	2,537,592
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2030	530,000	566,639
Indiana Finance Authority Rev. (Marquette Project), “A”, 5%, 3/01/2039	1,340,000	1,382,357
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2035	2,190,000	2,302,500
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/2044	1,595,000	1,676,935
Indiana Finance Authority Rev. (State Revolving Fund Program), “A”, 5%, 2/01/2029	4,000,000	4,522,160
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2042	1,170,000	1,201,204
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/2039 (Prerefunded 1/01/2019)	4,715,000	5,161,275
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/2026	1,000,000	1,328,940
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/2028	1,875,000	2,067,131
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/2034	330,000	390,040

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/2044	$755,000	$901,070

		$32,276,389
Iowa - 0.8%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2030	$1,200,000	$1,340,700
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2031	2,230,000	2,475,791
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/2032	1,085,000	1,198,252
Iowa Finance Authority Rev. (Iowa Health System Obligated Group), “A”, 5.25%, 2/15/2044	3,000,000	3,278,040
Iowa Higher Education Loan Authority Rev., Private College Facilities Rev., (Grinnell College Project), 5%, 12/01/2041	2,085,000	2,407,967
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	1,565,000	1,619,681
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	285,000	296,457
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.5%, 12/01/2025	1,275,000	1,367,960
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.6%, 12/01/2026	1,270,000	1,362,951
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.7%, 12/01/2027	110,000	117,432
Iowa Student Loan Liquidity Corp. Rev., “A-2”, 5.75%, 12/01/2028	2,160,000	2,304,763
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/2034	3,070,000	3,069,662
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “C”, 5.625%, 6/01/2046	3,715,000	3,714,814

		$24,554,470
Kansas - 0.2%
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2038	$3,800,000	$3,978,676
Coffeyville, KS, Electric Utility System Rev., “B”, NATL, 5%, 6/01/2042	1,500,000	1,565,280
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2036	675,000	713,104
Hutchinson, KS, Hospital Facilities Rev. (Hutchinson Regional Medical Center, Inc.), 5%, 12/01/2041	680,000	714,537

		$6,971,597

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - 1.0%
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II, Inc. - The Meadow Project and Grove Pointe Project), “A”, 2.5%, 5/15/2022	$9,480,000	$9,280,162
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 8/15/2024	2,305,000	2,420,020
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/2027	770,000	806,252
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 6/01/2030	2,695,000	2,958,059
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/2040	5,500,000	6,040,760
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), “A”, 5%, 7/01/2032	2,000,000	2,261,620
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 5/01/2039	3,000,000	3,173,010
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/2039	1,670,000	1,795,818

		$28,735,701
Louisiana - 1.6%
Jefferson Parish, LA, Hospital Service District No. 1 Hospital Rev. (West Jefferson Medical Center), AGM, 5.25%, 1/01/2028 (Prerefunded 1/01/2020)	$1,980,000	$2,228,193
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/2031	3,355,000	3,581,530
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	1,835,000	2,072,926
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,470,000	1,685,561
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 5.625%, 6/01/2045	2,500,000	2,434,350
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/2035	580,000	589,703
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/2045	2,240,000	2,301,331

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 11/01/2032	$1,800,000	$1,844,712
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/2029	1,400,000	1,583,484
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/2035	6,000,000	6,841,020
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/2034	2,745,000	2,901,026
Louisiana Public Facilities Authority Rev., (Loyola University Project), Convertible Capital Appreciation, 0% to 10/0/2023, 5.25% to 10/01/2046	5,465,000	4,483,267
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2022	500,000	567,855
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2023	1,325,000	1,515,548
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2024	1,270,000	1,441,602
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/2025	1,000,000	1,127,150
New Orleans, LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/2040	3,105,000	3,331,355
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/2030	1,810,000	1,933,804
New Orleans, LA, Sewerage Service Rev., 5%, 6/01/2040	600,000	658,062
New Orleans, LA, Sewerage Service Rev., 5%, 12/01/2040	800,000	878,336
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	2,000,000	2,098,220

		$46,099,035
Maine - 0.2%
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), “R-3”, 5.25%, 1/01/2025	$570,000	$579,382
Maine Housing Authority Mortgage, “C-1”, 3.5%, 11/15/2044	4,455,000	4,627,943

		$5,207,325
Maryland - 1.5%
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/2038	$1,285,000	$1,322,137
Baltimore, MD, Subordinate Project Rev. (Mayor and City Council of Baltimore Water Projects), “A”, 5%, 7/01/2041	5,000,000	5,667,800
Maryland Community Development Administration, Department of Housing & Community Development, “C”, 4%, 9/01/2044	4,280,000	4,577,760
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	3,385,000	3,367,601

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Maryland - continued
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/2025	$795,000	$855,841
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, College Park Projects), AGM, 5%, 6/01/2035	695,000	788,950
Maryland Health & Higher Educational Facilities Authority Rev. (Adventist Healthcare Issue), “A”, 5.5%, 1/01/2036	5,090,000	5,661,963
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/2039 (Prerefunded 7/01/2019)	1,510,000	1,696,893
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community Project), 6.25%, 1/01/2041 (Prerefunded 1/01/2021)	2,225,000	2,608,034
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2033	1,745,000	1,879,801
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2034	1,090,000	1,170,409
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/2038	4,845,000	5,160,700
State of Maryland, “B”, 4%, 8/01/2027	2,570,000	2,801,403
State of Maryland, “C”, 5%, 11/01/2019	6,890,000	7,568,665

		$45,127,957
Massachusetts - 6.2%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), “A”, 5%, 6/01/2023	$2,645,000	$3,138,901
Commonwealth of Massachusetts, “A”, AMBAC, 5.5%, 8/01/2030	5,000,000	6,415,000
Commonwealth of Massachusetts, “H”, 5%, 12/01/2026	10,000,000	12,266,300
Commonwealth of Massachusetts, “J”, 5%, 12/01/2036	19,615,000	22,688,867
Massachusetts Bay Transportation Authority Rev., “A”, 7%, 3/01/2021	3,245,000	3,708,581
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/2034 (Prerefunded 7/01/2018)	580,000	610,984
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/2034 (Prerefunded 7/01/2018)	1,420,000	1,495,856
Massachusetts Bay Transportation Authority Sales Tax Rev., “A-2”, Capital Appreciation 0%, 7/01/2028	6,930,000	4,116,836
Massachusetts Bay Transportation Authority Sales Tax Rev., “A”, 5%, 7/01/2024	9,445,000	11,288,475
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/2031	2,395,000	2,739,617

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Lease Rev. (University of Massachusetts at Dartmouth, College of Visual & Performing Arts Project), 6%, 8/01/2021	$1,000,000	$1,111,090
Massachusetts Development Finance Agency Rev. (Boston College), “T”, 5%, 7/01/2039	1,010,000	1,163,934
Massachusetts Development Finance Agency Rev. (Boston College), “T”, 5%, 7/01/2038	3,400,000	3,924,620
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2021	730,000	796,007
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2022	730,000	805,723
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2023	550,000	610,434
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2024	1,340,000	1,495,654
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2029	1,550,000	1,698,831
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2030	3,225,000	3,486,999
Massachusetts Development Finance Agency Rev. (Emerson College), 5%, 1/01/2031	895,000	960,246
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5.25%, 1/01/2042	250,000	275,010
Massachusetts Development Finance Agency Rev. (Emerson College), “A”, 5%, 1/01/2047	5,500,000	5,898,750
Massachusetts Development Finance Agency Rev. (Lahey Health System Obligated Group), “F”, 5%, 8/15/2030	1,000,000	1,137,360
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/2043	460,000	504,339
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/2033	275,000	287,865
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/2043	435,000	456,306
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2031	2,780,000	3,086,912
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/2036	1,670,000	1,840,824
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	70,000	72,080
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	185,000	199,985
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2033	420,000	481,870

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2034	$555,000	$609,301
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2035	415,000	453,769
Massachusetts Development Finance Agency Rev. (Suffolk University), 4%, 7/01/2039	1,940,000	1,892,470
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2033	605,000	667,412
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2036	1,440,000	1,550,333
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “K”, 5%, 7/01/2038	1,300,000	1,417,182
Massachusetts Development Finance Agency Rev. (Wentworth Institute of Technology Issue), 5%, 10/01/2046	1,145,000	1,229,146
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/2027	2,380,000	2,384,236
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/2042	1,150,000	1,154,508
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/2042 (Prerefunded 5/01/2019)	670,000	733,215
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2030	2,180,000	2,251,133
Massachusetts Educational Financing Authority, Education Loan Rev, “A”, 4.25%, 1/01/2031	1,475,000	1,510,164
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/2030	1,180,000	1,233,997
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/2022	225,000	244,010
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2021	1,255,000	1,379,120
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/2026	1,650,000	1,717,931
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/2028	1,710,000	1,785,702
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	1,880,000	1,684,950
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033 (u)	15,000,000	13,926,900
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 5.25%, 7/01/2029	3,175,000	3,461,544
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/2030	4,055,000	4,442,536

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Port Authority Rev., “A”, 5%, 7/01/2037	$470,000	$513,893
Massachusetts Port Authority Special Facilities Rev. (ConRAC Project), “A”, 5.125%, 7/01/2041	465,000	502,009
Massachusetts Port Authority Special Facilities Rev. (Delta Air Lines Project, Inc.), “A”, AMBAC, 5%, 1/01/2027	1,925,000	1,943,288
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/2026	12,500,000	14,472,000
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/2029	4,215,000	5,308,202
Massachusetts Water Resources Authority, ETM, 6.5%, 7/15/2019	2,490,000	2,619,978
University of Massachusetts Building Authority Rev., “2017-3”, 5%, 11/01/2036	8,895,000	10,357,338

		$180,210,523
Michigan - 2.6%
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2019	$1,730,000	$1,861,428
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/2020	1,725,000	1,893,291
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5.25%, 7/01/2039	5,920,000	6,377,261
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/2036	295,000	315,326
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/2041	410,000	436,068
Genesee County, MI, Water Supply System Rev., “B”, BAM, 5%, 2/01/2046	775,000	851,516
Great Lakes Water Authority, Michigan Sewage Disposal System Rev., “B”, AGM, 5%, 7/01/2034	3,710,000	4,168,148
Great Lakes Water Authority, Michigan Water Supply System Rev., “B”, BAM, 5%, 7/01/2046	5,745,000	6,250,043
Great Lakes Water Authority, Michigan Water Supply System Rev., “D”, 5%, 7/01/2036	3,155,000	3,419,610
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	685,000	709,297
Michigan Finance Authority (City of Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	860,000	892,465
Michigan Finance Authority Hospital Rev. (Henry Ford Health System), 3.25%, 11/15/2042	5,430,000	4,572,114
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2030	1,000,000	1,150,590
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2031	2,000,000	2,285,980

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2033	$800,000	$866,216
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2034	1,790,000	1,930,282
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2035	1,155,000	1,241,290
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2032	580,000	639,549
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Senior Lien Local Project), “C-1”, 5%, 7/01/2044	450,000	477,437
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-2”, 5%, 7/01/2034	800,000	862,696
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Second Lien Local Project), “D-6”, NATL, 5%, 7/01/2036	485,000	527,961
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2035	240,000	266,268
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2037	570,000	630,449
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 12/01/2035	3,195,000	3,586,579
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/2039 (Prerefunded 11/15/2019)	7,165,000	7,990,695
Michigan Housing Development Authority, “A”, 4%, 6/01/2046	1,870,000	1,982,892
Michigan Strategic Fund (Waste Management, Inc.), 1.5%, 8/01/2027 (Put Date 8/01/2017)	5,495,000	5,499,451
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	985,000	1,100,738

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/2039 (Prerefunded 9/01/2018)	$2,325,000	$2,559,035
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/2044	1,000,000	1,082,570
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/2039	610,000	668,456
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2039	470,000	504,272
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/2044	1,020,000	1,090,890
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, AGM, 5%, 12/01/2040	7,105,000	7,800,722

		$76,491,585
Minnesota - 0.5%
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., “C”, 5%, 1/01/2041	$2,500,000	$2,849,500
Minneapolis & St. Paul, MN, Metropolitan Airports Commission Rev., “C”, 5%, 1/01/2046	3,000,000	3,406,020
Minnesota Housing Finance Agency, Residential Housing, “A”, 4%, 1/01/2041	1,710,000	1,811,471
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 7/01/2039 (Prerefunded 7/01/2019)	6,445,000	7,101,488
University of Minnesota, “A”, 5%, 12/01/2025	710,000	809,066

		$15,977,545
Mississippi - 1.2%
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.125%, 9/01/2034 (Prerefunded 9/01/2019)	$2,500,000	$2,734,875
Alcorn State University Educational Building Corp., Student Housing Rev., “A”, 5.25%, 9/01/2039 (Prerefunded 9/01/2019)	1,625,000	1,782,495
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/2022	1,750,000	2,035,023
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/2040	495,000	629,610
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/2034	2,455,000	3,034,797
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	1,445,000	1,623,010
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2023	3,765,000	4,266,385

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi State University, Educational Building Corp. Rev. (Mississippi State University Refunding and Improvements Project), 5.25%, 8/01/2038	$1,250,000	$1,428,900
State of Mississippi, “B”, 5%, 12/01/2025	585,000	709,898
State of Mississippi, “B”, 5%, 12/01/2032	2,500,000	2,942,025
State of Mississippi, “B”, 5%, 12/01/2033	2,500,000	2,925,925
State of Mississippi, “B”, 5%, 12/01/2034	5,000,000	5,828,950
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.25%, 9/01/2032 (Prerefunded 9/01/2019)	1,665,000	1,824,690
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Improvements Project), 5.375%, 9/01/2036 (Prerefunded 9/01/2019)	610,000	670,317
University of Southern Mississippi, Educational Building Corp. Rev. (Facilities Refinancing Project) “A”, 5%, 3/01/2028	1,080,000	1,238,706

		$33,675,606
Missouri - 0.5%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$625,000	$666,469
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/2034	1,410,000	1,500,762
Metropolitan St. Louis, MO, Sewer District Wastewater System Improvement Rev., “C”, 5%, 5/01/2046	2,250,000	2,580,368
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/2039	730,000	799,832
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/2031	2,615,000	2,928,434
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2036	430,000	452,549
Missouri Health & Educational Facilities Authority, Senior Living Facilities Rev. (Lutheran Senior Services Project), “A”, 5%, 2/01/2044	1,035,000	1,076,203
Missouri Housing Development Commission, Single Family Mortgage Rev. (First Place Homeownership Loan Program), “A”, GNMA, 3.75%, 5/01/2038	1,380,000	1,450,532
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	1,430,000	1,512,297
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2030	140,000	139,857

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5%, 8/15/2035	$95,000	$93,425
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “A”, 5.125%, 8/15/2045	260,000	248,391
St. Louis County, MO, Industrial Development Authority Health Facilities Rev. (Nazareth Living Center), “B-2”, 3.85%, 8/15/2020	55,000	54,904
St. Louis County, MO, Industrial Development Authority Senior Living Facilities Rev. (St. Andrews Resources for Seniors Obligated Group), “B”, 3.125%, 12/01/2019	1,210,000	1,205,692

		$14,709,715
Montana - 0.1%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A-2”, 3%, 12/01/2043	$1,900,000	$1,938,874

Nebraska - 0.4%
Douglas County, NE, Educational Facilities Rev. (Creighton University), “A”, 5.875%, 7/01/2040	$6,355,000	$7,104,699
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	1,065,000	1,086,918
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 4%, 9/01/2044	2,560,000	2,678,016
Nebraska Investment Finance Authority, Single Family Housing Rev., “E”, 3%, 3/01/2043	670,000	680,767

		$11,550,400
Nevada - 0.0%
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5%, 12/15/2035	$630,000	$623,165
Director of the State of Nevada, Department of Business and Industry, Charter School Lease Rev. (Somerset Academy), “A”, 5.125%, 12/15/2045	760,000	740,985

		$1,364,150
New Hampshire - 0.3%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/2027 (Prerefunded 10/01/2019)	$4,610,000	$5,151,537
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/2039	465,000	482,819

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Hampshire - continued
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/2029 (Put Date 10/01/2019)	$185,000	$182,741
New Hampshire Health & Educational Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2031	1,600,000	1,722,736
New Hampshire Health & Educational Facilities Authority Rev. (Memorial Hospital), 5.5%, 6/01/2036	1,595,000	1,689,041

		$9,228,874
New Jersey - 4.4%
Middlesex County, NJ, New Brunswick City Guaranteed Parking Rev., “A”, BAM, 5%, 9/01/2039	$900,000	$1,012,860
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2027	170,000	191,599
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2028	505,000	563,615
New Jersey Building Authority Rev., “A”, BAM, 5%, 6/15/2029	590,000	654,121
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2029	555,000	599,322
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2030	850,000	914,022
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2031	555,000	592,851
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2032	555,000	589,860
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2030	1,095,000	1,166,536
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2035	1,570,000	1,645,894
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/2027	470,000	530,268
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/2028	470,000	515,289
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/2031	1,415,000	1,539,775
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/2039	870,000	955,504
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/2042	435,000	474,141
New Jersey Economic Development Authority Rev., School Facilities Construction, “N-1”, AMBAC, 5.5%, 9/01/2026	3,525,000	3,936,368
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	870,000	899,041

44

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/2029	$6,250,000	$6,680,125
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/2030	400,000	442,660
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/2030	370,000	409,461
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 10/01/2039	5,000,000	5,448,000
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/2032 (Prerefunded 6/01/2019)	4,195,000	4,762,500
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2046	5,485,000	5,890,780
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 2.75%, 12/01/2027	6,015,000	5,598,582
New Jersey Higher Education Assistance Authority Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	3,655,000	3,657,376
New Jersey Higher Education Assistance Authority Student Loan Rev., “A”, ASSD GTY, 6.125%, 6/01/2030	1,445,000	1,497,367
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/2023	26,110,000	26,433,764
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/2034	7,960,000	7,577,681
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/2041	12,600,000	12,252,996
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/2041	365,000	92,462
New Jersey Transportation Trust Fund Authority, “B”, NATL, 5.5%, 12/15/2021	5,000,000	5,604,850
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2027	3,985,000	4,267,815
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2030	8,585,000	8,768,977
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-1”, 5%, 6/15/2031	6,865,000	7,004,771
New Jersey Transportation Trust Fund Authority, Transportation Systems, “B”, NATL, 5.5%, 12/15/2020	3,325,000	3,675,522
Newark, NJ, Housing Authority, Secured Police Facility Rev. (South Ward Police Facility), AGM, 5%, 12/01/2038	1,345,000	1,488,256

		$128,335,011

45

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Mexico - 1.0%
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2031	$2,500,000	$2,967,400
Albuquerque, NM, Bernalillo County Water Utility Authority (Joint Water and Sewer System Improvement Rev.), 5%, 7/01/2033	2,300,000	2,696,566
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/2040	9,975,000	11,023,472
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039 (Put Date 8/01/2019)	11,435,000	12,368,325

		$29,055,763
New York - 4.6%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/2030 (Prerefunded 1/15/2020)	$2,015,000	$2,277,897
Build NYC Resource Corp. Rev. (Albert Einstein School of Medicine, Inc.), 5.5%, 9/01/2045	4,385,000	4,727,775
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 5%, 1/01/2035	1,455,000	1,532,319
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Capital Appreciation, “B”, 0%, 1/01/2045	1,610,000	333,914
Glen Cove, NY, Local Economic Assistance Corp. (Garvies Point Public Improvement Project), Convertible Capital Appreciation, “C”, 0% to 1/20/2024, 5.625% to 1/01/2055	1,610,000	1,103,639
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2025	1,450,000	1,614,126
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2026	1,080,000	1,200,852
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/2028	275,000	304,948
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/2047	3,950,000	4,483,211
Metropolitan Transportation Authority (Hudson Rail Yards Trust), “A”, 5%, 11/15/2046	13,870,000	14,770,024
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2033	100,000	107,847
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/2030	1,475,000	1,592,572
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/2035	1,395,000	1,495,900
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), “A”, 5%, 12/01/2035	200,000	214,144
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 5%, 12/15/2025	5,000,000	5,812,550

46

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New York Energy Research & Development Authority Pollution Control Rev. (New York Electric & Gas Corp. Project), “C”, 2%, 6/01/2029 (Put Date 5/01/2020)	$3,485,000	$3,468,795
New York Environmental Facilities Corp., Municipal Water Finance Authority Project, 5%, 6/15/2025	2,300,000	2,621,885
New York Environmental Facilities, “C”, 5%, 5/15/2041	2,745,000	3,072,341
New York Liberty Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/2035	11,660,000	13,995,731
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/2040	3,190,000	3,447,274
New York Liberty Development Corp., Liberty Rev. (4 World Trade Center Project), 5%, 11/15/2031	2,300,000	2,578,277
New York Mortgage Agency Rev., “54”, 4%, 4/01/2047	5,000,000	5,396,750
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5%, 5/01/2019	3,325,000	3,584,882
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5.25%, 1/01/2056	2,080,000	2,358,720
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2026	1,440,000	1,510,949
New York Transportation Development Corp., Special Facility Rev. (American Airlines, Inc. John F. Kennedy International Airport Project), 5%, 8/01/2031	740,000	773,566
New York Transportation Development Corp., Special Facility Rev. (LaGuardia Airport Terminal B Project), “A”, 5.25%, 1/01/2050	5,000,000	5,362,350
New York Transportation Development Corp., Special Facility Rev. (LaGuardia Airport Terminal B Redevelopment Project), “A”, 5%, 7/01/2046	7,900,000	8,369,971
New York, NY, “B-1”, 5%, 12/01/2041	3,500,000	3,985,765
New York, NY, “J-4”, FRN, 1.46%, 8/01/2025	1,715,000	1,715,017
New York, NY, City Housing Development Corp., Multifamily Housing Rev. (8 Spruce Street), “F”, 4.5%, 2/15/2048	5,574,420	5,773,204
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/2028	1,570,000	1,669,193
New York, NY, Municipal Water Finance Authority, Water & Sewer System Rev., “CC-1”, 5%, 6/15/2046	7,000,000	7,925,890
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/2042	1,170,000	1,176,926
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/2025 (Prerefunded 7/01/2019)	110,000	119,404
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/2031 (Prerefunded 7/01/2019)	110,000	119,709

47

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2017	$1,795,000	$1,843,286
Port Authority of NY & NJ, (170th Series), 5%, 12/01/2019	1,765,000	1,932,004
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/2036	2,315,000	2,607,315
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 12/01/2023 (n)	3,995,000	4,008,783
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2034	950,000	1,049,313
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2035	480,000	530,179
Tobacco Settlement Asset Securitization Corp., NY, “A”, 5%, 6/01/2041	2,710,000	2,952,626

		$135,521,823
North Carolina - 1.0%
North Carolina Eastern Municipal Power Agency, “A”, ETM, NATL, 6.5%, 1/01/2018	$9,250,000	$9,640,443
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/2037	100,000	102,707
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2030	285,000	317,228
North Carolina Medical Care Commission Retirement Facilities First Mortgage Rev. (United Methodist Retirement Homes), “A”, 5%, 10/01/2031	100,000	110,671
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2025	200,000	213,698
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2030	250,000	256,923
North Carolina Medical Care Commission, Health Care Facilities Rev. (Pennybyrn at Maryfield), 5%, 10/01/2035	275,000	278,429
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2047	1,195,000	1,301,032
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2051	2,440,000	2,632,809
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2054	975,000	1,043,416
North Carolina Turnpike Authority, Monroe Expressway Toll Rev., “A”, 5%, 7/01/2042	610,000	664,125
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev. , 5%, 1/01/2030	1,000,000	1,145,180

48

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
North Carolina - continued
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev. , 5%, 1/01/2032	$700,000	$791,630
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev. , AGM, 5%, 1/01/2031	1,600,000	1,849,664
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2031	1,250,000	1,324,400
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 5%, 10/01/2033	1,375,000	1,440,244
University of North Carolina, Hospitals at Chapel Hill Rev., 5%, 2/01/2046	5,065,000	5,614,198

		$28,726,797
North Dakota - 0.0%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/2034	$1,140,000	$1,206,724

Ohio - 1.8%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/2024	$1,500,000	$1,703,790
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 6.5%, 6/01/2047	8,500,000	8,464,470
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/2044	1,225,000	1,299,015
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Flats East Development Project), 7%, 5/15/2040	1,060,000	1,159,926
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/2030	1,915,000	2,051,616
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/2040	2,770,000	2,960,327
Ohio Higher Educational Facility Commission Rev. (Franciscan University of Steubenville), 5%, 11/01/2041	3,000,000	3,246,690
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), AGM, 5%, 12/31/2035	7,740,000	8,426,383
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2/15/2031 (Prerefunded 2/15/2018)	1,095,000	1,139,720
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2/15/2038 (Prerefunded 2/15/2018)	4,195,000	4,370,854
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2029	130,000	137,751
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2035	720,000	727,718

49

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/2043	$925,000	$930,208
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/2043	1,130,000	1,200,252
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/2040	410,000	443,464
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2038 (u)	3,355,000	3,769,577
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/2043 (u)	8,150,000	9,103,306

		$51,135,067
Oklahoma - 1.0%
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 10/01/2038	$255,000	$261,584
Oklahoma Development Finance Authority Rev. (Provident Oklahoma Education Resources, Inc. - Cross Village Student Housing Project), 5.25%, 8/01/2057	5,590,000	5,966,431
Oklahoma Development Finance Authority Rev. (Provident Oklahoma Education Resources, Inc. - Cross Village Student Housing Project), 5%, 8/01/2052	4,855,000	5,123,384
Oklahoma Development Finance Authority, First Mortgage Rev. (Sommerset Project), 5%, 7/01/2042	1,495,000	1,524,242
Oklahoma Industrial Authority Rev. (Oklahoma Medical Research Foundation), 5.5%, 7/01/2029 (Prerefunded 7/01/2018)	4,400,000	4,645,256
Tulsa, OK, Airport Improvement Trust Rev., “A”, 5%, 6/01/2045	755,000	810,847
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/2027	4,670,000	5,174,594
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), 5%, 6/01/2035 (Put Date 6/01/2025)	255,000	268,245
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/2035	3,365,000	3,536,110
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/2035	1,440,000	1,529,438

		$28,840,131
Oregon - 1.2%
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 3/01/2037	$2,335,000	$2,342,962
Oregon Facilities Authority Rev. (Legacy Health), “A”, 5%, 6/01/2046	9,000,000	9,931,590

50

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oregon - continued
Oregon Health & Sciences University Rev., “B”, 5%, 7/01/2034	$7,500,000	$8,547,375
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2042	1,340,000	1,494,207
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2030	4,000,000	4,795,960
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2031	1,500,000	1,783,785
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2032	3,150,000	3,721,442
Washington Clackamas & Yamhill Counties, OR, Sherwood School District No. 88J, General Obligation, “B”, 5%, 6/15/2033	1,750,000	2,055,655

		$34,672,976
Pennsylvania - 4.9%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/2028 (Prerefunded 10/15/2018)	$1,195,000	$1,268,743
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/2034	490,000	512,692
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/2028	1,870,000	1,989,699
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2030	715,000	744,837
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/2040	1,910,000	1,981,167
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	730,000	802,883
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,275,000	1,422,326
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	915,000	1,032,065
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029 (Prerefunded 1/01/2019)	745,000	809,562
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039 (Prerefunded 1/01/2019)	4,540,000	4,953,049
Cumberland County, PA, Municipal Authority Rev., Unrefunded Balance, (Diakon Lutheran Social Ministries Project), 6.125%, 1/01/2029	85,000	91,701

51

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Cumberland County, PA, Municipal Authority Rev., Unrefunded Balance, (Diakon Lutheran Social Ministries Project), 6.375%, 1/01/2039	$505,000	$546,344
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/2029	1,440,000	1,527,106
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 10/01/2025 (Prerefunded 10/01/2018)	490,000	526,157
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/2019	730,000	732,424
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/2017	3,255,000	3,294,841
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/2018	9,640,000	10,151,306
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 1.457%, 6/01/2037	7,315,000	5,844,831
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2030	365,000	389,619
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2035	470,000	492,950
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2039	485,000	504,085
East Hempfield Township, PA, Industrial Development Authority Rev. (Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania), 5%, 7/01/2046	265,000	274,262
Lancaster County, PA, Hospital Authority Health System Rev. (Brethren Village Project), 5.125%, 7/01/2037	70,000	72,358
Lancaster County, PA, Hospital Authority Health System Rev. (Brethren Village Project), 5.25%, 7/01/2041	145,000	150,685
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2027	670,000	765,100
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/2035	250,000	273,250
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/2043	9,610,000	10,507,862
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2036	12,095,000	5,413,117
Luzerne County, PA, “A”, AGM, 5%, 11/15/2029	5,835,000	6,421,534

52

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	$1,095,000	$1,091,934
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/2050	1,015,000	1,002,576
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2031	1,140,000	1,251,800
Northeastern, PA, Hospital & Education Authority Rev. (Wilkes University), “B”, 5.25%, 3/01/2037	1,780,000	1,912,592
Pennsylvania Economic Development Finance Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 1.2%, 8/01/2045 (Put Date 5/01/2017)	4,895,000	4,895,000
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 6/30/2026	445,000	507,158
Pennsylvania Economic Development Financing Authority Rev. (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/2030	2,375,000	2,636,464
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/2032	3,110,000	3,309,040
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/2030 (Prerefunded 7/01/2020)	510,000	581,390
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), 6%, 8/01/2035 (Prerefunded 8/01/2020)	415,000	477,507
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.25%, 8/01/2046	2,090,000	2,099,468
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “A”, 5.375%, 8/01/2051	1,530,000	1,535,355
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.625%, 8/01/2036	315,000	316,449
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 5.75%, 8/01/2046	1,700,000	1,707,293
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School Project), “B”, 6%, 8/01/2051	1,180,000	1,194,526
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/2033	2,425,000	2,538,587
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/2043	1,175,000	1,235,983

53

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/2033	$150,000	$165,990
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/2043	355,000	396,049
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2035	1,040,000	1,147,713
Philadelphia, PA, Authority for Industrial Development Rev. (Thomas Jefferson University), “A”, 5%, 9/01/2042	10,810,000	11,845,058
Philadelphia, PA, Gas Works Rev., 5%, 10/01/2034	510,000	561,842
Philadelphia, PA, Gas Works Rev., “14”, AGM, 5%, 10/01/2033	2,910,000	3,255,213
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/2034	1,020,000	1,104,742
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/2024	1,900,000	2,122,851
Philadelphia, PA, School District, “F”, 5%, 9/01/2037	1,020,000	1,084,525
Philadelphia, PA, School District, “F”, 5%, 9/01/2038	255,000	270,723
Reading, PA, School District, “A”, 5%, 4/01/2020	1,000,000	1,075,130
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project), “A”, AGM, 5%, 6/01/2030	2,000,000	2,228,820
State Public School Building Authority, PA, School Lease Rev. (The School District of Philadelphia Project)., “A”, AGM 5%, 6/01/2033	22,255,000	24,378,795
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/2035	250,000	250,003
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2030	445,000	480,854
West Shore, PA, Area Authority Rev. (Messiah Village Project) “A”, 5%, 7/01/2035	435,000	456,859

		$142,614,844
Puerto Rico - 4.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$3,235,000	$3,315,260
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “A”, NATL, 4.75%, 7/01/2038	1,985,000	1,966,500
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2017	80,000	80,466
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AMBAC, 5.25%, 7/01/2018	790,000	797,450
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/2029	70,000	76,187
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2032	625,000	666,294

54

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2033	$1,630,000	$1,738,623
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.25%, 7/01/2036	1,680,000	1,787,268
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “D”, AGM, 5%, 7/01/2032	5,005,000	5,053,599
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “J”, NATL, 5%, 7/01/2029	365,000	365,245
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, AMBAC, 5.25%, 7/01/2038	13,830,000	14,205,070
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2035	2,150,000	2,234,646
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “M”, ASSD GTY, 5%, 7/01/2032	660,000	662,383
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2030	2,650,000	2,728,970
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AMBAC, 5.25%, 7/01/2031	1,800,000	1,852,740
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2034	3,560,000	3,798,093
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, ASSD GTY, 5.25%, 7/01/2036	4,375,000	4,654,344
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, NATL, 5.25%, 7/01/2033	1,790,000	1,867,668
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2017	235,000	233,416
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “A”, AMBAC, 0%, 7/01/2018	100,000	95,315
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2019	500,000	458,825
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AMBAC, 0%, 7/01/2020	880,000	767,413
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2017	1,510,000	1,519,755
Commonwealth of Puerto Rico Infrastructure Financing Authority Rev., “C”, AMBAC, 5.5%, 7/01/2025	565,000	591,832
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2020	2,890,000	3,109,207
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	570,000	622,862

55

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, Public Improvement, “A”, AGM, 5%, 7/01/2035	$7,665,000	$7,993,292
Commonwealth of Puerto Rico, Public Improvement, “A-4”, AGM, 5.25%, 7/01/2030	785,000	818,559
Commonwealth of Puerto Rico, Public Improvement, “C”, AGM, 5.25%, 7/01/2027	285,000	285,533
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,470,000	2,553,931
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2020	510,000	511,127
Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Rev., “A”, AMBAC, 5%, 7/01/2031	7,015,000	7,028,539
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	445,000	438,009
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	1,915,000	1,873,100
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/2017	120,000	121,061
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	50,000	53,041
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	1,505,000	1,638,509
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 4.75%, 7/01/2033	225,000	225,068
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	160,000	160,216
Puerto Rico Electric Power Authority Rev., “RR”, ASSD GTY, 5%, 7/01/2028	110,000	111,268
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	4,730,000	4,784,537
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/2030	230,000	230,058
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	35,000	35,124
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	360,000	361,879
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/2027	1,385,000	1,387,867
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/2018	135,000	138,769
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	730,000	765,077

56

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “V”, AGM, 5.25%, 7/01/2027	$90,000	$96,867
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	280,000	297,094
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2029	1,505,000	1,588,497
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2030	2,630,000	2,768,601
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2032	285,000	298,421
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza Project), NATL, 5%, 7/01/2033	2,805,000	2,828,758
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2017	465,000	465,000
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2018	305,000	306,742
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	150,000	147,258
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	55,000	55,004
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	520,000	523,557
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	345,000	345,131
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	600,000	601,314

57

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	$155,000	$150,224
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	2,205,000	2,131,596
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.5%, 12/01/2031	690,000	669,680
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/2032	735,000	682,264
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2036	710,000	626,646
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/2042	545,000	493,999
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2018	480,000	485,851
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2023	2,610,000	2,722,465
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2024	6,495,000	6,792,341
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2027	4,970,000	5,215,816
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AMBAC, 5.5%, 7/01/2028	755,000	792,758
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	190,000	195,485
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	1,600,000	1,654,368
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2028	345,000	356,295
Puerto Rico Public Buildings Authority Government Facilities Rev., “N”, ASSD GTY, 5%, 7/01/2032	400,000	401,536
Puerto Rico Public Buildings Authority Rev., “M-2”, AMBAC, 5.5%, 7/01/2035 (Put Date 7/01/2017)	4,660,000	4,692,806

58

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Public Buildings Authority Rev., Guaranteed (Government Facilities), “I”, ASSD GTY, 5%, 7/01/2036	$425,000	$425,523
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/2028 (Prerefunded 8/01/2019)	45,000	49,444
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, AGM, 5%, 8/01/2040	925,000	949,494
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 8/01/2054	7,140,000	821,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2042	4,525,000	1,032,153
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2045	1,225,000	232,885
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, NATL, 0%, 8/01/2046	25,085,000	4,494,981
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	350,000	350,347

		$133,506,296
Rhode Island - 0.7%
Providence, RI, “A”, 5%, 1/15/2025	$1,345,000	$1,493,421
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 5/15/2039 (Prerefunded 5/15/2019)	7,645,000	8,553,761
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3%, 12/01/2021	4,890,000	4,882,763
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	1,120,000	1,237,622
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.25%, 12/01/2022	1,500,000	1,495,905
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	700,000	779,373
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.375%, 12/01/2023	2,500,000	2,491,900
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.625%, 12/01/2025	340,000	338,069

		$21,272,814
South Carolina - 1.9%
Chesterfield County, SC, School District, 5%, 3/01/2025	$2,250,000	$2,582,775
Greenwood, SC, Fifty School Facilities, Inc., Installment Purchase Rev. (Greenwood School District No. 50), BAM, 5%, 12/01/2028	2,000,000	2,315,660
North Charleston, SC, Limited Obligation Bond (Hospitality Fee Pledge), “A”, 5%, 10/01/2040	3,880,000	4,254,886
Piedmont, SC, Municipal Power Agency, FGIC, 6.25%, 1/01/2021	4,150,000	4,834,294

59

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$5,750,000	$6,022,435
South Carolina Economic Development Authority Hospital Rev. (Conway Hospital, Inc.), 5.25%, 7/01/2047	8,000,000	8,771,840
South Carolina Ports Authority, 5.25%, 7/01/2050	3,075,000	3,333,638
South Carolina Public Service Authority Rev. (Santee Cooper), “B”, 5%, 12/01/2037	6,925,000	7,366,746
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/2043	2,745,000	2,859,549
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/2043	6,550,000	6,823,332
South Carolina Public Service Authority Rev., “C”, 5%, 12/01/2036	2,920,000	3,054,408
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2034	1,250,000	1,444,913
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2035	1,415,000	1,629,047
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/2036	1,045,000	1,200,162

		$56,493,685
South Dakota - 0.1%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2024	$1,000,000	$1,120,160
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2025	1,000,000	1,111,710
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/2026	1,400,000	1,546,146

		$3,778,016
Tennessee - 2.2%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/2045	$10,310,000	$10,760,856
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/2040	3,000,000	3,156,240
Hardeman County, TN, Correctional Facilities Corp. (Corrections Corp. of America), 7.375%, 8/01/2017	95,000	95,102
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2042	9,315,000	10,202,254
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/2047	3,940,000	4,298,501
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2030	790,000	881,142

60

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tennessee - continued
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2031	$925,000	$1,024,752
Knox County, TN, Health, Educational & Housing Facility Board Knox Rev. (University Health System, Inc.), 5%, 4/01/2036	1,980,000	2,148,676
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2029	4,765,000	5,343,519
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/2030	2,500,000	2,799,300
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2035	2,685,000	2,991,788
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Vanderbilt University Medical Center), “A”, 5%, 7/01/2040	1,450,000	1,603,628
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2017	1,575,000	1,600,279
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,500,000	1,623,675
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2022	1,665,000	1,898,300
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2023	2,385,000	2,727,462
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2024	2,215,000	2,547,316
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2026	2,805,000	3,286,675
Tennessee Housing Development Agency, Residential Financing Program Rev., “2-C”, 4%, 1/01/2045	2,100,000	2,212,266
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	270,000	282,150
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/2033 (Prerefunded 5/01/2018)	1,230,000	1,285,350

		$62,769,231
Texas - 6.8%
Alamo, TX, Regional Mobility Authority Vehicle Registration Fee Rev., 5%, 6/15/2041	$5,245,000	$5,893,177
Arlington, TX, Higher Education Finance Corp. (Harmony Public Schools), “A”, PSF, 5%, 2/15/2041	6,000,000	6,695,640
Arlington, TX, Higher Education Finance Corp. (Harmony Public Schools), “A”, PSF, 5%, 2/15/2046	6,000,000	6,671,400
Austin, TX, (Travis, Williamson and Hays Counties) Airport System Rev., “B”, 5%, 11/15/2041	1,070,000	1,186,277

61

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2019	$1,375,000	$1,377,008
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2020	1,120,000	1,122,016
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/2024	2,230,000	2,232,609
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/2027	3,000,000	3,458,640
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/2036 (a)(d)	1,595,000	16
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/2033	2,100,000	2,147,964
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/2033	7,310,000	7,725,427
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), “A”, PSF, 5%, 8/15/2039	3,190,000	3,646,106
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/2040	2,355,000	2,589,699
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/2045	1,425,000	1,570,022
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/2045	1,875,000	2,047,238
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039 (Prerefunded 10/01/2020)	1,750,000	1,965,390
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/2039	8,250,000	9,140,093
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/2044	415,000	432,965
El Paso, TX, Water & Sewer Rev., 5%, 3/01/2028	455,000	522,172
Fort Worth, TX, Independent School District, Unlimited Tax School Building, PSF, 5%, 2/15/2039	3,685,000	4,168,804
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/2036 (a)(d)	116,013	580
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/2032 (Prerefunded 11/15/2018)	8,235,000	8,837,967
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 11/15/2035	1,560,000	1,703,099
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 12/01/2027 (Prerefunded 12/01/2018)	1,795,000	1,971,646
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/2035 (Prerefunded 12/01/2018)	2,050,000	2,260,187

62

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2032	$225,000	$250,263
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2033	545,000	604,258
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2041	900,000	296,649
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/2046	2,250,000	574,538
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2026	1,855,000	2,085,447
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	855,000	877,307
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	2,465,000	2,619,925
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/2029	2,135,000	2,250,354
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/2030	725,000	763,128
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	3,215,000	3,361,893
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/2031	2,310,000	2,496,602
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/2023	125,000	125,083
Katy, TX, Independent School District Rev. (Fort Bend, Harris, & Waller Counties), “D”, PSF, 5%, 2/15/2032	1,000,000	1,176,310
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/2039 (Prerefunded 8/15/2019)	1,470,000	1,640,432
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/2041 (Prerefunded 8/15/2019)	4,230,000	4,841,447
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/2029	2,520,000	2,750,202
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2030	770,000	803,449
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Allied Waste N.A., Inc.), “A”, FRN, 1.1%, 1/01/2020 (Put Date 4/03/2017)	12,400,000	12,400,000
Mission, TX, Economic Development Corp., Solid Waste Disposal Rev. (Republic Services, Inc. Project), 1.25%, 1/01/2026 (Put Date 5/01/2017)	4,890,000	4,890,000

63

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living- The Langford Project), “B-1”, 3.25%, 11/15/2022	$205,000	$200,035
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living- The Langford Project), “B-2”, 3%, 11/15/2021	120,000	116,832
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 5%, 11/01/2031	450,000	477,419
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (Westminster Project), 4%, 11/01/2036	665,000	604,226
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2031	190,000	211,550
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 4%, 7/01/2036	955,000	954,952
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2046	1,910,000	2,059,419
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “A-1”, 5%, 7/01/2051	1,910,000	2,048,532
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4%, 7/01/2031	310,000	309,318
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.25%, 7/01/2036	470,000	462,682
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 5%, 7/01/2046	1,250,000	1,298,700
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project), “B”, 4.75%, 7/01/2051	1,090,000	1,105,413
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2031	115,000	117,016
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Rev. (MRC Crestview Project), 5%, 11/15/2036	75,000	76,199
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2030	355,000	380,606

64

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2035	$355,000	$374,376
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/2047	895,000	933,342
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Corpus Christi II LLC - Texas A&M University - Corpus Christi Project), 5%, 4/01/2031	225,000	242,926
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Collegiate Housing Corpus Christi II LLC - Texas A&M University - Corpus Christi Project), 5%, 4/01/2036	245,000	259,751
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/2046	1,585,000	1,690,910
Red River, TX, Education Finance Corp., Higher Education Rev. (Houston Baptist University Project), 5.5%, 10/01/2046	2,520,000	2,735,384
San Antonio, TX, Electric & Gas Rev., 5%, 2/01/2031	6,000,000	6,995,760
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/2040 (Prerefunded 8/15/2020)	2,795,000	3,283,734
Spring Independent School District, TX, Unlimited Tax School Building, PSF, 5%, 8/15/2042	10,000,000	11,438,500
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.125%, 11/15/2029 (Prerefunded 11/15/2019)	395,000	443,783
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Obligated Group Project), 6.375%, 11/15/2044 (Prerefunded 11/15/2019)	3,100,000	3,502,752
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2035	710,000	733,565
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2040	810,000	829,327
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckingham Senior Living Community, Inc. Project), 3.875%, 11/15/2020	730,000	730,095
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Stayton at Museum Way), 8.25%, 11/15/2044	8,245,000	8,755,778

65

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/2044	$785,000	$817,868
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/2038	1,495,000	1,701,579
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/2043	1,195,000	1,376,389
Texas Public Finance Authority Rev. (Texas Southern University), BAM, 5%, 5/01/2028	1,000,000	1,136,950
Texas State University, Financing System Rev., “A”, 5%, 3/15/2032	5,000,000	5,827,000
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/2030 (Prerefunded 11/01/2020)	590,000	702,625
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/2040 (Prerefunded 11/01/2020)	2,575,000	3,077,743
Travis County, TX, Health Facilities Development Corp. Rev., Unrefunded Balance, (Westminster Manor Health), 7%, 11/01/2030	145,000	163,841
University of Texas, System Rev., “J”, 5%, 8/15/2028	5,000,000	6,030,450

		$198,380,756
Utah - 0.4%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/2022	$1,250,000	$1,312,900
Salt Lake City, UT, Airport Rev., (Salt Lake City International Airport), “A”, 5%, 7/01/2035	1,455,000	1,644,223
Salt Lake City, UT, Airport Rev., (Salt Lake City International Airport), “A”, 5%, 7/01/2036	1,455,000	1,640,207
Salt Lake City, UT, Airport Rev., (Salt Lake City International Airport), “A”, 5%, 7/01/2037	1,700,000	1,913,282
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 5%, 4/15/2030	150,000	151,047
Utah Charter School Finance Authority, Charter School Rev. (Spectrum Academy), 6%, 4/15/2045	345,000	356,471
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2042	3,495,000	3,813,255
Utah Charter School Finance Authority, Charter School Rev. (Syracuse Arts Academy Project), 5%, 4/15/2037	1,000,000	1,095,870

		$11,927,255

66

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$315,000	$345,527
Burlington, VT, Airport Rev., “A”, 4%, 7/01/2028	2,020,000	2,060,198
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2024	135,000	153,927
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2030	230,000	254,472
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/2036 (Put Date 4/02/2018)	1,805,000	1,806,498
Vermont Housing Finance Agency, Multi-Purpose Rev., “C”, 4%, 11/01/2043	945,000	994,178

		$5,614,800
Virginia - 0.7%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/2020	$4,870,000	$5,433,897
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/2043	2,130,000	2,296,353
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2030	2,360,000	2,755,206
Fairfax County, VA, Industrial Development Authority Health Care Rev. (Inova Health System Project), “A”, 5%, 5/15/2031	690,000	800,593
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, FRN, AGM, 9.993%, 8/23/2027 (p)	4,100,000	5,114,504
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/2035 (Prerefunded 7/15/2020)	845,000	968,750
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2030	800,000	848,840
Virginia College Building Authority, Educational Facilities Rev. (Marymount University), “B”, 5.25%, 7/01/2035	715,000	746,052
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/2029	625,000	721,425
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/2019 (a)(d)	529,028	370

		$19,685,990
Washington - 3.3%
Central Puget Sound, WA, Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax Rev., “S-1”, 5%, 11/01/2041	$13,000,000	$14,894,750
Central Puget Sound, WA, Regional Transit Authority Sales Tax & Motor Vehicle Excise Tax Rev., “S-1”, 5%, 11/01/2046	9,000,000	11,514,150
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/2034	2,255,000	2,436,144
Seattle, WA, Port Rev., “B”, 5%, 8/01/2024	3,000,000	3,399,450

67

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - continued
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.625%, 12/01/2025 (Prerefunded 12/01/2017)	$1,000,000	$1,032,090
Snohomish County, WA, Public Hospital District No.3, 5%, 12/01/2031 (Prerefunded 12/01/2017)	5,655,000	5,812,661
State of Washington, “A”, 5%, 7/01/2033 (Prerefunded 7/01/2018)	5,000,000	5,250,950
University of Washington, “A”, 5.25%, 12/01/2046	5,675,000	6,661,258
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/2029 (Prerefunded 7/01/2019)	1,450,000	1,627,393
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/2039 (Prerefunded 7/01/2019)	3,690,000	4,160,955
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/2036 (Prerefunded 8/01/2018)	5,285,000	5,647,340
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 8/15/2042	3,955,000	4,015,986
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/2034 (Prerefunded 10/01/2019)	2,165,000	2,412,113
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2036	825,000	833,184
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2046	615,000	614,022
Washington Housing Finance Commission Nonprofit Housing Rev. (Presbyterian Retirement Communities Northwest Projects), “A”, 5%, 1/01/2051	665,000	650,104
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/2045	300,000	300,588
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “A”, 7%, 7/01/2050	290,000	289,287
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-1”, 5.5%, 1/01/2024	765,000	765,107
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-2”, 4.875%, 1/01/2022	405,000	404,631
Washington Housing Finance Community Nonprofit Housing Rev. (Heron’s Key Senior Living), “B-3”, 4.375%, 1/01/2021	1,365,000	1,365,109
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/2037	12,000,000	13,535,640
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/2039	7,985,000	8,985,760

		$96,608,672

68

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
West Virginia - 0.2%
Monongalia County, WV, Board of Education, 5%, 5/01/2029	$1,445,000	$1,640,335
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2029	395,000	442,380
West Virginia Hospital Finance Authority Hospital Rev. (Thomas Health System), 6.5%, 10/01/2038	2,110,000	2,157,960
West Virginia Water Development Authority Rev. (Loan Program II), “A-II”, 5%, 11/01/2033	675,000	757,397

		$4,998,072
Wisconsin - 0.6%
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2026	$2,215,000	$2,445,183
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2028	665,000	728,720
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/2029 (Prerefunded 9/15/2019)	430,000	492,565
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/2039 (Prerefunded 9/15/2019)	1,390,000	1,604,811
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2037	260,000	270,171
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “B”, 5%, 9/15/2045	400,000	413,284
Wisconsin Public Finance Authority Education Rev. (North Carolina Charter), “A”, 5%, 6/15/2036	1,850,000	1,726,439
Wisconsin Public Finance Authority Education Rev. (North Carolina Charter), “A”, 5%, 6/15/2046	1,035,000	936,499
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 4.95%, 3/01/2030	120,000	121,880
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.25%, 3/01/2035	120,000	121,780
Wisconsin Public Finance Authority Education Rev. (Pine Lake Preparatory), 5.5%, 3/01/2045	320,000	326,774
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 4%, 9/01/2020	115,000	118,667
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/2025	100,000	106,495
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A” , 5%, 9/01/2030	165,000	169,727
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/2038	220,000	221,890

69

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Rev. (Celanese Corp.), “B”, 5%, 12/01/2025	$620,000	$683,128
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/2029	490,000	503,975
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/2034	455,000	472,750
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/2044	375,000	392,621
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/2049	740,000	784,992
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	1,155,000	1,235,365
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 7/01/2028	1,260,000	1,351,413
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2042	1,600,000	1,639,184
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “C”, 5%, 7/01/2042	1,630,000	1,669,919

		$18,538,232
Total Municipal Bonds (Identified Cost, $2,759,162,666)		$2,862,570,941

Floating Rate Demand Notes - 0.1%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.86%, due 4/03/2017	580,000	$580,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.86%, due 4/03/2017	910,000	910,000
Total Floating Rate Demand Notes, at Cost and Value		$1,490,000

Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.7% (v) (Identified Cost, $42,097,945)	42,099,106	$42,094,896
Total Investments (Identified Cost, $2,802,750,611)		$2,906,155,837

Other Assets, Less Liabilities - 0.5%		15,728,632
Net Assets - 100.0%		$2,921,884,469

(a)	Non-income producing security.
(d)	In default.

70

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $13,660,749, representing 0.5% of net assets.
(p)	Primary market inverse floater.
(u)	Underlying security deposited into special purpose trust (“the trust”) upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

71

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,760,652,666)	$2,864,060,941
Underlying affiliated funds, at value (identified cost, $42,097,945)	42,094,896
Total investments, at value (identified cost, $2,802,750,611)	$2,906,155,837
Cash	18,149
Receivables for
Investments sold	32,873,245
Fund shares sold	7,199,561
Interest	36,550,042
Receivable from investment adviser	138,874
Other assets	8,937
Total assets	$2,982,944,645
Liabilities
Payables for
Distributions	$1,319,047
Investments purchased	40,120,144
Interest expense and fees	54,302
Fund shares reacquired	5,471,019
Payable to the holders of the floating rate certificates from trust assets	13,265,901
Payable to affiliates
Shareholder servicing costs	590,727
Distribution and service fees	24,638
Payable for independent Trustees’ compensation	13,047
Accrued expenses and other liabilities	201,351
Total liabilities	$61,060,176
Net assets	$2,921,884,469
Net assets consist of
Paid-in capital	$2,834,374,102
Unrealized appreciation (depreciation) on investments	103,405,226
Accumulated net realized gain (loss) on investments	(16,748,732)
Undistributed net investment income	853,873
Net assets	$2,921,884,469
Shares of beneficial interest outstanding	338,035,665

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,234,571,130	142,812,070	$8.64
Class B	23,866,470	2,757,003	8.66
Class C	184,017,698	21,214,473	8.67
Class I	974,391,919	112,859,446	8.63
Class A1	504,885,523	58,375,147	8.65
Class B1	151,729	17,526	8.66

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A and Class A1, for which the maximum offering price per share was $9.02 [100 / 95.75 x $8.64] and $9.03 [100 / 95.75 x $8.65], respectively. On sales of $100,000 or more, the maximum offering price of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

72

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$106,767,444
Dividends from underlying affiliated funds	330,824
Other	9,493
Total investment income	$107,107,761
Expenses
Management fee	$9,369,961
Distribution and service fees	4,793,744
Shareholder servicing costs	1,969,066
Administrative services fee	385,606
Independent Trustees’ compensation	52,246
Custodian fee	209,095
Reimbursement of custodian expenses	(34,666)
Shareholder communications	165,540
Audit and tax fees	59,093
Legal fees	28,648
Interest expense and fees	334,923
Miscellaneous	436,512
Total expenses	$17,769,768
Fees paid indirectly	(216)
Reduction of expenses by investment adviser and distributor	(1,159,080)
Net expenses	$16,610,472
Net investment income	$90,497,289
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(10,914,112)
Underlying affiliated funds	(5,315)
Net realized gain (loss) on investments	$(10,919,427)
Change in unrealized appreciation (depreciation) on investments	$(59,714,438)
Net realized and unrealized gain (loss) on investments	$(70,633,865)
Change in net assets from operations	$19,863,424

See Notes to Financial Statements

73

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 3/31
	2017	2016
Change in net assets
From operations
Net investment income	$90,497,289	$84,185,211
Net realized gain (loss) on investments	(10,919,427)	10,103,497
Net unrealized gain (loss) on investments	(59,714,438)	(9,466,803)
Change in net assets from operations	$19,863,424	$84,821,905
Distributions declared to shareholders
From net investment income	$(84,759,109)	$(77,755,158)
Change in net assets from fund share transactions	$881,091,948	$(138,658,350)
Total change in net assets	$816,196,263	$(131,591,603)
Net assets
At beginning of period	2,105,688,206	2,237,279,809
At end of period (including undistributed net investment income of $853,873 and $1,193,894, respectively)	$2,921,884,469	$2,105,688,206
See Notes to Financial Statements

74

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 3/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.89		$8.85	$8.48	$8.94	$8.68
Income (loss) from investment operations
Net investment income (d)	$0.32	(c)	$0.34	$0.32	$0.33	$0.35
Net realized and unrealized gain (loss) on investments	(0.27)		0.01	0.35	(0.47)	0.24
Total from investment operations	$0.05		$0.35	$0.67	$(0.14)	$0.59
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.31)	$(0.30)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$8.64		$8.89	$8.85	$8.48	$8.94
Total return (%) (r)(s)(t)(x)	0.59	(c)	4.10	8.02	(1.52)	6.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(c)	0.79	0.80	0.80	0.79
Expenses after expense reductions (f)	0.73	(c)	0.74	0.74	0.75	0.76
Net investment income	3.67	(c)	3.88	3.71	3.92	3.90
Portfolio turnover	20		22	17	32	23
Net assets at end of period (000 omitted)	$1,234,571		$870,656	$781,630	$736,374	$1,027,992
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	0.72	(c)	0.73	0.73	0.73	0.74

See Notes to Financial Statements

75

Financial Highlights – continued

Class B	Years ended 3/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.90		$8.86	$8.49	$8.95	$8.70
Income (loss) from investment operations
Net investment income (d)	$0.26	(c)	$0.27	$0.26	$0.27	$0.28
Net realized and unrealized gain (loss) on investments	(0.26)		0.02	0.35	(0.48)	0.23
Total from investment operations	$0.00	(w)	$0.29	$0.61	$(0.21)	$0.51
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.25)	$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$8.66		$8.90	$8.86	$8.49	$8.95
Total return (%) (r)(s)(t)(x)	(0.04	)(c)	3.32	7.21	(2.26)	5.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	(c)	1.54	1.55	1.55	1.54
Expenses after expense reductions (f)	1.49	(c)	1.49	1.49	1.51	1.51
Net investment income	2.94	(c)	3.12	2.95	3.16	3.15
Portfolio turnover	20		22	17	32	23
Net assets at end of period (000 omitted)	$23,866		$27,926	$28,032	$28,220	$37,759
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	1.47	(c)	1.48	1.48	1.49	1.48

See Notes to Financial Statements

76

Financial Highlights – continued

Class C	Years ended 3/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.92		$8.88	$8.51	$8.97	$8.71
Income (loss) from investment operations
Net investment income (d)	$0.26	(c)	$0.27	$0.26	$0.27	$0.28
Net realized and unrealized gain (loss) on investments	(0.27)		0.02	0.35	(0.48)	0.24
Total from investment operations	$(0.01)		$0.29	$0.61	$(0.21)	$0.52
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.25)	$(0.24)	$(0.25)	$(0.26)
Net asset value, end of period (x)	$8.67		$8.92	$8.88	$8.51	$8.97
Total return (%) (r)(s)(t)(x)	(0.16	)(c)	3.31	7.19	(2.26)	6.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	(c)	1.54	1.55	1.55	1.54
Expenses after expense reductions (f)	1.49	(c)	1.49	1.49	1.51	1.51
Net investment income	2.92	(c)	3.11	2.94	3.15	3.14
Portfolio turnover	20		22	17	32	23
Net assets at end of period (000 omitted)	$184,018		$180,722	$166,885	$162,443	$234,735
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	1.47	(c)	1.48	1.48	1.49	1.48

See Notes to Financial Statements

77

Financial Highlights – continued

Class I	Years ended 3/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.88		$8.84	$8.47	$8.93	$8.67
Income (loss) from investment operations
Net investment income (d)	$0.34	(c)	$0.36	$0.35	$0.35	$0.37
Net realized and unrealized gain (loss) on investments	(0.26)		0.02	0.34	(0.47)	0.24
Total from investment operations	$0.08		$0.38	$0.69	$(0.12)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.34)	$(0.32)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$8.63		$8.88	$8.84	$8.47	$8.93
Total return (%) (r)(s)(x)	0.84	(c)	4.36	8.30	(1.29)	7.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	(c)	0.55	0.55	0.55	0.55
Expenses after expense reductions (f)	0.49	(c)	0.49	0.49	0.50	0.51
Net investment income	3.92	(c)	4.12	3.95	4.13	4.13
Portfolio turnover	20		22	17	32	23
Net assets at end of period (000 omitted)	$974,392		$474,159	$682,371	$546,220	$334,033
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	0.47	(c)	0.48	0.48	0.48	0.49

See Notes to Financial Statements

78

Financial Highlights – continued

Class A1	Years ended 3/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.90		$8.85	$8.49	$8.95	$8.69
Income (loss) from investment operations
Net investment income (d)	$0.35	(c)	$0.36	$0.35	$0.35	$0.37
Net realized and unrealized gain (loss) on investments	(0.27)		0.03	0.33	(0.47)	0.24
Total from investment operations	$0.08		$0.39	$0.68	$(0.12)	$0.61
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.34)	$(0.32)	$(0.34)	$(0.35)
Net asset value, end of period (x)	$8.65		$8.90	$8.85	$8.49	$8.95
Total return (%) (r)(s)(t)(x)	0.85	(c)	4.48	8.16	(1.27)	7.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	(c)	0.54	0.55	0.55	0.55
Expenses after expense reductions (f)	0.49	(c)	0.49	0.50	0.51	0.51
Net investment income	3.94	(c)	4.13	3.96	4.17	4.18
Portfolio turnover	20		22	17	32	23
Net assets at end of period (000 omitted)	$504,886		$551,970	$577,992	$584,287	$703,916
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	0.48	(c)	0.48	0.48	0.49	0.49

See Notes to Financial Statements

79

Financial Highlights – continued

Class B1	Years ended 3/31
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$8.90		$8.86	$8.49	$8.95	$8.69
Income (loss) from investment operations
Net investment income (d)	$0.28	(c)	$0.29	$0.28	$0.29	$0.31
Net realized and unrealized gain (loss) on investments	(0.26)		0.02	0.35	(0.48)	0.24
Total from investment operations	$0.02		$0.31	$0.63	$(0.19)	$0.55
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.27)	$(0.26)	$(0.27)	$(0.29)
Net asset value, end of period (x)	$8.66		$8.90	$8.86	$8.49	$8.95
Total return (%) (r)(s)(t)(x)	0.19	(c)	3.55	7.46	(2.02)	6.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	(c)	1.54	1.55	1.55	1.54
Expenses after expense reductions (f)	1.26	(c)	1.27	1.26	1.27	1.27
Net investment income	3.17	(c)	3.34	3.19	3.39	3.47
Portfolio turnover	20		22	17	32	23
Net assets at end of period (000 omitted)	$152		$257	$370	$980	$2,374
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding interest expense and fees (f)(l)	1.25	(c)	1.25	1.25	1.25	1.25

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

80

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on

81

Notes to Financial Statements – continued

Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impacts of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on the fund’s financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the

82

Notes to Financial Statements – continued

security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,862,570,941	$—	$2,862,570,941
Short-Term Securities	—	1,490,000	—	1,490,000
Mutual Funds	42,094,896	—	—	42,094,896
Total Investments	$42,094,896	$2,864,060,941	$—	$2,906,155,837

For further information regarding security characteristics, see the Portfolio of Investments.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by the fund utilizing the fund’s municipal bonds which have already been issued (known as self-deposited secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short-term interest rates. A self-deposited secondary market inverse floating rate security is created when the fund transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the trust or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”) which are held by the fund. Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate

83

Notes to Financial Statements – continued

certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2017, the fund’s payable to the holders of the floating rate certificates from trust assets was $13,265,901 and the weighted average interest rate on the floating rate certificates issued by the trust was 1.08%. For the year ended March 31, 2017, the average payable to the holders of the floating rate certificates from trust assets was $25,724,809 at a weighted average interest rate of 0.69%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2017, interest expense and fees related to self-deposited inverse floaters amounted to $334,781 and are included in “Interest expense and fees” in the Statement of Operations. Primary market inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as

84

Notes to Financial Statements – continued

additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended March 31, 2017, is shown as a reduction of total expenses in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	3/31/17	3/31/16
Ordinary income (including any short-term capital gains)	$1,042,126	$—
Tax-exempt income	83,716,983	77,755,158
Total distributions	$84,759,109	$77,755,158

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Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/17
Cost of investments	$2,769,399,683
Gross appreciation	137,163,216
Gross depreciation	(13,672,963)
Net unrealized appreciation (depreciation)	$123,490,253
Undistributed tax-exempt income	9,434,305
Capital loss carryforwards	(36,833,759)
Other temporary differences	(8,580,432)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
3/31/18	$(937,881)
3/31/19	(7,352,883)
Total	$(8,290,764)

Post-enactment losses which are characterized as follows:
Short-Term	$(28,542,995)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert

86

Notes to Financial Statements – continued

to Class A and Class A1 shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/17	Year ended 3/31/16
Class A	$36,339,556	$28,397,844
Class B	709,068	771,158
Class C	5,077,315	4,748,814
Class I	22,832,832	22,474,832
Class A1	19,793,928	21,354,049
Class B1	6,410	8,461
Total	$84,759,109	$77,755,158

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. At the commencement of the period, the management fee was computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets in excess of $1.3 billion and up to $2 billion, and 0.35% of average daily net assets in excess of $2 billion. This written agreement was eliminated on July 28, 2016. For the period April 1, 2016 through July 28, 2016, this management fee reduction amounted to $98,850, which is included in the reduction of total expenses in the Statement of Operations. Effective July 29, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1.3 billion of average daily net assets	0.40%
Next $0.7 billion of average daily net assets	0.37%
Average daily net assets in excess of $2 billion	0.35%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended March 31, 2017, this management fee reduction amounted to $171,595, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2017 was equivalent to an annual effective rate of 0.37% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will be eliminated on July 27, 2017. For the year ended March 31, 2017, this reduction amounted to $865,438, which is included in the reduction of total expenses in the

87

Notes to Financial Statements – continued

Statement of Operations. Effective July 28, 2017 the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class A1	Class B1
0.73%	1.48%	1.48%	0.48%	0.48%	1.23%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $184,238 and $4,196 for the year ended March 31, 2017, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,639,593
Class B	0.75%	0.25%	1.00%	1.00%	262,556
Class C	0.75%	0.25%	1.00%	1.00%	1,889,408
Class B1	0.75%	0.25%	1.00%	0.77%	2,187
Total Distribution and Service Fees					$4,793,744

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2017 based on each class’s average daily net assets. The service fee rate attributable to Class B1 shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B1 shares has been reduced by MFD to 0.00% under a written agreement that will be eliminated on July 27, 2017. For the year ended March 31, 2017, this reduction amounted to $497 and is included in the reduction of total expenses in the Statement of Operations. Effective July 28, 2017, MFD has agreed in writing to reduce the Class B1 service fee rate to 0.00% for all Class B1 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2018. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts

88

Notes to Financial Statements – continued

attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2017, this rebate amounted to $22,596, $2, and $102 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1 shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2017, were as follows:

Amount
Class A	$36,981
Class B	41,248
Class C	30,253
Class A1	—
Class B1	421

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2017, the fee was $213,110, which equated to 0.0088% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,755,956.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2017 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $4,619 and is included in “Independent Trustees’ compensation”

89

Notes to Financial Statements – continued

in the Statement of Operations for the year ended March 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $12,929 at March 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended March 31, 2017, the fee paid by the fund under this agreement was $4,338 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended March 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $1,361,459,063 and $484,817,220, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	81,544,548	$709,257,465	21,604,378	$190,048,078
Class B	237,531	2,118,255	430,002	3,786,660
Class C	4,522,090	40,259,561	3,307,741	29,185,321
Class I	76,443,314	665,279,828	16,858,153	147,764,552
Class A1	474,870	4,208,997	583,153	5,119,258
Class B1	1,267	11,208	1,991	17,518
	163,223,620	$1,421,135,314	42,785,418	$375,921,387

Shares issued to shareholders in reinvestment of distributions
Class A	3,904,581	$34,339,750	3,009,827	$26,436,306
Class B	73,441	649,053	78,348	689,082
Class C	502,967	4,449,947	468,297	4,127,379
Class I	2,286,155	20,094,377	2,290,167	20,067,855
Class A1	1,839,398	16,240,093	1,975,468	17,359,738
Class B1	647	5,732	816	7,175
	8,607,189	$75,778,952	7,822,923	$68,687,535

90

Notes to Financial Statements – continued

	Year ended 3/31/17		Year ended 3/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(40,563,104)	$(353,279,694)	(15,025,620)	$(131,762,391)
Class B	(690,340)	(6,101,090)	(535,541)	(4,709,868)
Class C	(4,066,722)	(35,752,061)	(2,315,591)	(20,375,396)
Class I	(19,261,661)	(167,894,647)	(42,964,339)	(375,411,688)
Class A1	(5,987,062)	(52,679,135)	(5,797,590)	(50,869,334)
Class B1	(13,227)	(115,691)	(15,778)	(138,595)
	(70,582,116)	$(615,822,318)	(66,654,459)	$(583,267,272)

Net change
Class A	44,886,025	$390,317,521	9,588,585	$84,721,993
Class B	(379,368)	(3,333,782)	(27,191)	(234,126)
Class C	958,335	8,957,447	1,460,447	12,937,304
Class I	59,467,808	517,479,558	(23,816,019)	(207,579,281)
Class A1	(3,672,794)	(32,230,045)	(3,238,969)	(28,390,338)
Class B1	(11,313)	(98,751)	(12,971)	(113,902)
	101,248,693	$881,091,948	(16,046,118)	$(138,658,350)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2017, the fund’s commitment fee and interest expense were $15,405 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

91

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	40,581,488	794,841,893	(793,324,275)	42,099,106

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(5,315)	$—	$330,824	$42,094,896

92

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series of MFS Municipal Series Trust) (the “Fund”) as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Trust as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 16, 2017

93

RESULTS OF SHAREHOLDER MEETING

At a special meeting of shareholders of MFS Municipal Series Trust, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	4,218,348,266.670	81,811,156.271
John A. Caroselli	4,217,337,141.552	82,822,281.389
Maureen R. Goldfarb	4,211,437,940.639	88,721,482.302
David H. Gunning	4,202,880,284.419	97,279,138.522
Michael Hegarty	4,203,725,911.627	96,433,511.314
John P. Kavanaugh	4,217,481,548.012	82,677,874.929
Robert J. Manning	4,217,825,608.236	82,333,814.705
Clarence Otis, Jr.	4,202,956,529.950	97,202,892.991
Maryanne L. Roepke	4,213,810,175.962	86,349,246.979
Robin A. Stelmach	4,216,522,879.403	83,636,543.548
Laurie J. Thomsen	4,211,297,854.342	88,861,568.599

94

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer, Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

95

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 61)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

96

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies (insurance), Director; Dycom Industries, Inc. (specialty contracting services, Director (since 2015)
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
John W. Clark, Jr. (age 50)	Assistant Treasurer	April 2017	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

97

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Heidi W. Hardin (age 49)	Secretary and Clerk	April 2017	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)	N/A
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

98

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2017, the Trustees served as board members of 136 funds within the MFS Family of Funds.

99

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jason Kosty
Geoffrey Schechter

100

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

101

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.77% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

102

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

103

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

104

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the amended Code of Ethics effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2017 and 2016, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	45,442	44,220
MFS Arkansas Municipal Bond Fund	45,442	44,220
MFS California Municipal Bond Fund	45,442	44,220
MFS Georgia Municipal Bond Fund	45,442	44,220
MFS Maryland Municipal Bond Fund	45,442	44,220
MFS Massachusetts Municipal Bond Fund	45,442	44,220
MFS Mississippi Municipal Bond Fund	45,442	44,220
MFS Municipal Income Fund	51,230	50,241
MFS New York Municipal Bond Fund	45,442	44,220
MFS North Carolina Municipal Bond Fund	45,442	44,220
MFS Pennsylvania Municipal Bond Fund	45,442	44,220
MFS South Carolina Municipal Bond Fund	45,442	44,220
MFS Tennessee Municipal Bond Fund	45,442	44,220
MFS Virginia Municipal Bond Fund	45,442	44,220
MFS West Virginia Municipal Bond Fund	45,442	44,220

Total	687,418	669,321

For the fiscal years ended March 31, 2017 and 2016, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Arkansas Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS California Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Georgia Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Maryland Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Massachusetts Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Mississippi Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Municipal Income Fund	0	0	5,928	5,840	0	0
To MFS New York Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS North Carolina Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Pennsylvania Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS South Carolina Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Tennessee Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS Virginia Municipal Bond Fund	0	0	5,866	5,779	0	0
To MFS West Virginia Municipal Bond Fund	0	0	5,866	5,779	0	0
Total fees billed by Deloitte to above Funds:	0	0	88,052	86,746	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016[4]
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	0	0	0	0	0	10,000

To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Municipal Income Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	0	0	0	0	0	10,000
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	0	0	0	0	0	10,000

	Aggregate fees for non-audit services
	2017	2016[4]
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Municipal Income Fund, MFS and MFS Related Entities#	877,134	15,840
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779

To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	877,072	15,779

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	Fees reported in 2016 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended March 31, 2016.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: May 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: May 16, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 16, 2017

*	Print name and title of each signing officer under his or her signature.